                                           Table of Contents

                                                              President's Letter                          3

                                                              $10,000 Invested in the MainStay Blue
                                                              Chip Growth Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6

                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7

                                                              Returns and Lipper Rankings                 9

                                                              Portfolio of Investments                   10

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

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2

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Blue Chip Growth Fund versus
S&P 500 and Inflation

CLASS A SHARES SEC Returns: 1 Year 21.54%, Since Inception 23.95%

                                                MAINSTAY BLUE CHIP GROWTH
PERIOD END                                                FUND                      S&P 500*                   INFLATION+
----------                                      -------------------------           --------                   ---------
6/1/98                                                   9450.00                    10000.00                    10000.00
6/98                                                     9809.00                    10406.00                    10006.00
9/98                                                     8524.00                     9371.00                    10043.00
12/98                                                   11000.00                    11367.00                    10098.00
3/99                                                    11794.00                    11934.00                    10135.00
6/99                                                    12616.00                    12776.00                    10209.00

CLASS B SHARES SEC Returns: 1 Year 22.75%, Since Inception 26.17%

                                                MAINSTAY BLUE CHIP GROWTH
PERIOD END                                                FUND                      S&P 500*                    INFLATION+
----------                                      -------------------------           --------                    ---------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    12730.00                    12776.00                    10209.00

CLASS C SHARES SEC Returns: 1 Year 26.75%, Since Inception 29.79%

                                                MAINSTAY BLUE CHIP GROWTH
PERIOD END                                                FUND                      S&P 500*                    INFLATION+
----------                                      -------------------------           --------                    ---------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    13260.00                    12776.00                    10209.00

-------
     Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

A multitude of positive indicators combined to propel stocks of large U.S. companies higher than their 1998 year-end levels during the six months ended June 30, 1999, extending the remarkable bull market of the past several years. Domestically, economic growth continued to surge.

In many respects, the first quarter of 1999 was a continuation of recent history. The majority of the equity market's performance was concentrated in a handful of large-capitalization growth stocks. Technology issues continued to outperform, and mergers and acquisitions were a powerful market driver.

During the second quarter of the year, the market's direction changed. Overall, the S&P 500 Index(1) fared well, with long out-of-favor value stocks experiencing renewed investor interest, as many companies reported earnings in line with or exceeding analysts' expectations. Several Internet stocks peaked and saw dramatic corrections. Smaller-capitalization U.S. stocks outperformed their larger-cap counterparts for the first time in seven quarters.

Throughout the first half of the year, investors fixed their attention on any signals of inflation. Commodity prices were one concern, as oil, natural gas, lumber, and copper prices recovered from the depressed levels they had reached during the Asian financial crisis of 1998. With extremely low unemployment threatening to force wage increases, the possibility of rising inflation became a growing concern for both the stock and bond markets. In April, the Consumer Price Index jumped, but any rise in this measure of inflation all but disappeared in May. The stock market regained momentum by the end of the second quarter when the Federal Reserve Board decided to take a precautionary move by hiking the targeted federal funds rate 0.25% on June 30, 1999. At the same time, the Federal Reserve Board announced that it had shifted to a neutral stance on interest rates, a move that sent stock prices to record highs.

STRONG FUND PERFORMANCE

For the six months ended June 30, 1999, the MainStay Blue Chip Growth Fund returned 14.69% for Class A shares and 14.31% for Class B and Class C shares, excluding all sales charges. All share classes significantly outperformed the average Lipper(2) growth fund, which returned 11.65% for the same period. All share classes also outperformed the S&P 500 Index, which returned 12.39% for the period.

The Fund's strong performance was primarily due to effective industry allocation and security selection. More specifically, the Fund was powered by its concentration in technology, financial services, and media holdings, with many of the Fund's investments in these sectors providing positive returns. Also helping to fuel performance was the high level of mergers and acquisitions. For example, the Fund benefited from the takeover of Sundstrand, whose price increased over 50% in February on news that it was being acquired by United Technologies. During the reporting period Sundstrand had impressive profit margins, strong cash

-------
(1) See page 5 for additional information about the S&P 500.

(2) See page 9 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98 AND SIX MONTHS ENDED 6/30/99


                                  [BAR CHART]

                                                 Total Return %
                                   ------------------------------------------
   PERIOD END                         CLASS A             CLASS B AND CLASS C
-------------------                -------------          -------------------
 12/98                                 16.40                     16.00
 6/99                                  14.69                     14.31

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

flow, and a leading market position in aerospace components.

The Fund also benefited from the takeover of MediaOne Group, the third-largest owner of cable television systems in the U.S., which is being acquired by AT&T. Up 58% for the first six months, MediaOne Group was one of the Fund's top performers during the reporting period. Other strong performers during the reporting period included Tiffany & Co., up 86%; Sun Microsystems, up 61%; and Texas Instruments, also up 61%.

Despite the Fund's strong overall results, some of its holdings detracted from performance. The Fund's worst overall performers were in the pharmaceutical sector, which suffered a correction. We believe the worst may now be over. For the six-month period, Eli Lilly declined 19% and Pfizer dropped 13%, compared to a 20% decline for drug stocks in general. SunGard Data, a computer software and services company, also fell 13% on fears induced by year-2000 concerns.

STRATEGIC PURCHASES AND SALES

During the first half of 1999, the Fund either established new positions or increased its holdings in several companies in the biotech and pharmaceutical industries, such as Amgen and Bristol-Myers Squibb. Most of this buying occurred in the second quarter, as we moved to take advantage of the correction in drug stock prices. The Fund also added to its top holdings of Cisco Systems, Home Depot, and Texas Instruments. All of these purchases had a positive impact on the Fund's performance.

During the reporting period, we made some strategic sales for the Fund. We sold the Fund's position in Charles Schwab, due to its lofty valuation and the entrance of Merrill Lynch to online trading, which could negatively impact Charles Schwab's business. We also sold the Fund's position in Gillette, since the stock had reached our price target. Based on our valuation model, Gillette became less attractive than alternate investments, such as

Amgen. Both of these sales had a positive impact on the Fund's performance.

LOOKING AHEAD

Going forward, we anticipate continued debate regarding whether the Federal Reserve Board's June 30 interest rate hike will be an effective move against inflation or just the first in a series of steps that will eventually weaken the economy and financial markets. We believe that many market participants expect more Federal Reserve rate hikes and higher interest rates ahead.

We are cautiously optimistic on inflation in the near future. While commodity prices and wages are among the key factors we are watching, we believe that, so far, technology-driven productivity gains have largely offset rising wages. As for the growth rate of corporate earnings, we believe first-quarter earnings met consensus estimates and second-quarter earnings were stronger than expected. We anticipate a favorable earnings environment for the last half of the year.

Amid all of these question marks, we anticipate increased volatility in the stock market. We are not convinced that the stock market can continue to surprise on the upside. We believe positive surprises are unlikely unless the current rising interest-rate trend reverses and the profit picture remains robust. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies, with current income as a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                    LIFE OF FUND
                      1 YEAR      THROUGH 6/30/99
    Class A           28.61%           30.60%
    Class B           27.75%           29.79%
    Class C           27.75%           29.79%

   FUND SEC RETURNS*

                                    LIFE OF FUND
                      1 YEAR      THROUGH 6/30/99
    Class A           21.54%           23.95%
    Class B           22.75%           26.17%
    Class C           26.75%           29.79%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                    LIFE OF FUND
                      1 YEAR      THROUGH 6/30/99
    Class A         158 out of       177 out of
                    1,067 funds     1,055 funds
    Class B         171 out of       193 out of
                    1,067 funds     1,055 funds
    Class C             n/a             n/a
    Average Lipper
    growth fund       18.87%           23.33%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99   INCOME    CAPITAL GAINS
    Class A    $13.35      $0.0000      $0.0000
    Class B    $13.26      $0.0000      $0.0000
    Class C    $13.26      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Blue Chip Growth Fund

                                   Shares           Value
                                -----------------------------
COMMON STOCKS (99.2%)+

BANKS (13.0%)
Bank of New York Co., Inc.
 (The).........................     67,600       $  2,480,075
Mellon Bank Corp. .............    122,600          4,459,575
Northern Trust Corp. ..........     47,300          4,588,100
State Street Corp. ............     82,500          7,043,438
SunTrust Banks, Inc. ..........     20,000          1,388,750
                                                 ------------
                                                   19,959,938
                                                 ------------
BROADCAST/MEDIA (8.4%)
CBS Corp. (a)..................     51,800          2,250,063
Chancellor Media Corp. (a).....     47,000          2,590,875
Clear Channel Communications,
 Inc. (a)......................     46,700          3,219,381
MediaOne Group, Inc. (a).......     64,700          4,812,062
                                                 ------------
                                                   12,872,381
                                                 ------------
COMMUNICATIONS--EQUIPMENT (4.1%)
Cisco Systems, Inc. (a)........     82,300          5,292,919
Lucent Technologies Inc. ......     14,200            957,612
                                                 ------------
                                                    6,250,531
                                                 ------------
COMPUTER SOFTWARE & SERVICES (12.8%)
Automatic Data Processing,
 Inc. .........................     95,400          4,197,600
Ceridian Corp. (a).............     68,000          2,222,750
Computer Sciences Corp. (a)....     60,000          4,151,250
Electronic Data Systems
 Corp. ........................     35,000          1,979,687
First Data Corp. ..............     55,000          2,691,562
Microsoft Corp. (a)............     25,000          2,254,688
SunGard(R) Data Systems Inc.
 (a)...........................     64,800          2,235,600
                                                 ------------
                                                   19,733,137
                                                 ------------
COMPUTER SYSTEMS (11.4%)
Dell Computer Corp. (a)........     42,200          1,561,400
EMC Corp. (a)..................     77,600          4,268,000
International Business Machines
 Corp. ........................     58,600          7,574,050
Sun Microsystems, Inc. (a).....     59,000          4,063,625
                                                 ------------
                                                   17,467,075
                                                 ------------
ELECTRONICS (8.1%)
Intel Corp. ...................     74,000          4,403,000
Texas Instruments Inc. ........     55,000          7,975,000
                                                 ------------
                                                   12,378,000
                                                 ------------
ENTERTAINMENT (4.6%)
Time Warner Inc. ..............     73,000          5,256,000
Viacom Inc. Class B (a)........     42,000          1,848,000
                                                 ------------
                                                    7,104,000
                                                 ------------

----------
+ Percentages indicated are based on Fund net assets.

                                   Shares           Value
                                -----------------------------
HEALTH CARE--DRUGS (3.6%)
Lilly (Eli) & Co...............     31,000       $  2,220,375
Merck & Co., Inc. .............     30,600          2,264,400
Pfizer Inc. ...................      9,400          1,031,650
                                                 ------------
                                                    5,516,425
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (1.7%)
Baxter International Inc. .....     44,200          2,679,625
                                                 ------------

HEALTH CARE--MISCELLANEOUS (7.9%)
Abbott Laboratories............      2,000             91,000
Amgen Inc. (a).................     65,000          3,956,875
Bristol-Myers Squibb Co........     38,200          2,690,712
Johnson & Johnson..............      8,000            784,000
Warner-Lambert Co..............     66,200          4,592,625
                                                 ------------
                                                   12,115,212
                                                 ------------
INSURANCE (2.8%)
American International Group,
 Inc. .........................      7,050            825,291
Marsh & McLennan Cos., Inc. ...     47,000          3,548,500
                                                 ------------
                                                    4,373,791
                                                 ------------
INVESTMENT BANK/BROKERAGE (2.1%)
Merrill Lynch & Co., Inc. .....     40,200          3,213,488
                                                 ------------

PUBLISHING (6.0%)
Gannett Co., Inc. .............     43,000          3,069,125
Knight-Ridder Inc. ............     30,000          1,648,125
McGraw-Hill Cos., Inc (The)....      8,400            453,075
New York Times Co. (The).......     94,000          3,460,375
Tribune Co.....................      7,600            662,150
                                                 ------------
                                                    9,292,850
                                                 ------------
RETAIL (7.1%)
Home Depot, Inc. (The).........     97,500          6,282,656
Lowe's Cos., Inc. .............     55,000          3,117,813
Tiffany & Co...................     15,500          1,495,750
                                                 ------------
                                                   10,896,219
                                                 ------------
SPECIALIZED SERVICES (2.9%)
Interpublic Group of Cos., Inc.
 (The).........................     31,800          2,754,675
Omnicom Group Inc. ............     21,000          1,680,000
                                                 ------------
                                                    4,434,675
                                                 ------------

TELECOMMUNICATIONS--LONG
 DISTANCE (2.7%)
AT&T Corp. ....................     32,000          1,786,000
MCI WorldCom, Inc. (a).........     28,000          2,415,000
                                                 ------------
                                                    4,201,000
                                                 ------------
Total Common Stocks
 (Cost $129,194,709)...........                   152,488,347
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 (unaudited)

                                 Principal
                                   Amount           Value
                               ------------------------------
SHORT-TERM INVESTMENT (2.7%)

REPURCHASE AGREEMENT (2.7%)
State Street Bank and Trust
 Company, 4.70%, due 7/1/99,
 with a maturity value of
 $4,096,535
 (Collateralized by $3,285,000
 U.S. Treasury Note, 8.50%,
 due 2/15/20 market
 value--$4,179,584)............  $4,096,000      $  4,096,000
                                                 ------------
Total Short-Term Investment
 (Cost $4,096,000).............                     4,096,000
                                                 ------------
Total Investments
 (Cost $133,290,709) (b).......      101.9%       156,584,347(c)
Liabilities in Excess of Cash
 and Other Assets..............       (1.9)        (2,893,121)
                                     -----        -----------
Net Assets.....................      100.0%      $153,691,226
                                     =====        ===========

-------
(a) Non-income producing security.
(b) The cost for Federal income tax purposes is $133,360,503.
(c) At June 30, 1999, net unrealized appreciation was $23,223,844, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,205,634 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $981,790.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $133,290,709).............................................       $156,584,347
Cash........................................................              1,481
Receivables:
  Investment securities sold................................          3,360,449
  Fund shares sold..........................................          1,132,633
  Dividends and interest....................................             80,760
Unamortized organization expense............................             53,012
                                                                   ------------
        Total assets........................................        161,212,682
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          7,093,357
  MainStay Management.......................................            118,608
  Transfer agent............................................            108,742
  NYLIFE Distributors.......................................             95,531
  Fund shares redeemed......................................             44,497
  Custodian.................................................              9,726
  Trustees..................................................                663
Accrued expenses............................................             50,332
                                                                   ------------
        Total liabilities...................................          7,521,456
                                                                   ------------
Net assets..................................................       $153,691,226
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     26,068
  Class B...................................................             88,429
  Class C...................................................              1,250
Additional paid-in capital..................................        131,389,461
Accumulated net investment loss.............................           (884,582)
Accumulated net realized loss on investments................           (223,038)
Net unrealized appreciation on investments..................         23,293,638
                                                                   ------------
Net assets..................................................       $153,691,226
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,798,993
                                                                   ============
Shares of beneficial interest outstanding...................          2,606,808
                                                                   ============
Net asset value per share outstanding.......................       $      13.35
Maximum sales charge (5.50% of offering price)..............               0.78
                                                                   ------------
Maximum offering price per share outstanding................       $      14.13
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $117,235,151
                                                                   ============
Shares of beneficial interest outstanding...................          8,842,920
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.26
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,657,082
                                                                   ============
Shares of beneficial interest outstanding...................            124,982
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.26
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   344,828
  Interest..................................................       66,936
                                                              -----------
    Total income............................................      411,764
                                                              -----------
Expenses:
  Management................................................      514,702
  Distribution--Class B.....................................      284,420
  Distribution--Class C.....................................        2,577
  Transfer agent............................................      245,897
  Service--Class A..........................................       33,010
  Service--Class B..........................................       94,807
  Service--Class C..........................................          859
  Registration..............................................       24,755
  Shareholder communication.................................       22,948
  Recordkeeping.............................................       17,135
  Professional..............................................       16,450
  Custodian.................................................       14,905
  Organization..............................................        6,701
  Trustees..................................................        1,388
  Miscellaneous.............................................       15,792
                                                              -----------
    Total expenses..........................................    1,296,346
                                                              -----------
Net investment loss.........................................     (884,582)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................      818,347
Net change in unrealized appreciation on investments........   14,294,251
                                                              -----------
Net realized and unrealized gain on investments.............   15,112,598
                                                              -----------
Net increase in net assets resulting from operations........  $14,228,016
                                                              ===========

-------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        June 1, 1998**
                                                                June 30,          through
                                                                 1999*       December 31, 1998
                                                              ------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (884,582)     $  (314,446)
  Net realized gain (loss) on investments...................       818,347       (1,041,385)
  Net change in unrealized appreciation on investments......    14,294,251        8,999,387
                                                              ------------      -----------
  Net increase in net assets resulting from operations......    14,228,016        7,643,556
                                                              ------------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    13,491,004       17,005,699
    Class B.................................................    74,918,136       35,664,242
    Class C.................................................     1,452,528          125,295
  Cost of shares redeemed:
    Class A.................................................    (1,739,169)        (302,462)
    Class B.................................................    (6,589,761)      (2,156,973)
    Class C.................................................       (28,103)         (20,782)
                                                              ------------      -----------
      Increase in net assets derived from capital share
       transactions.........................................    81,504,635       50,315,019
                                                              ------------      -----------
      Net increase in net assets............................    95,732,651       57,958,575

NET ASSETS:
Beginning of period.........................................    57,958,575               --
                                                              ------------      -----------
End of period...............................................  $153,691,226      $57,958,575
                                                              ============      ===========
Accumulated net investment loss at end of period............  $   (884,582)     $        --
                                                              ============      ===========

-------
 *  Unaudited.
**  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                 Class A                     Class B                     Class C
                                        -------------------------   -------------------------   --------------------------
                                        Six months     June 1*      Six months     June 1*      Six months   September 1**
                                          ended        through        ended        through        ended         through
                                         June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                                          1999+          1998         1999+          1998         1999+          1998
                                        ----------   ------------   ----------   ------------   ----------   -------------
Net asset value at beginning of
  period..............................   $ 11.64       $ 10.00       $  11.60      $ 10.00        $11.60        $ 8.60
                                         -------       -------       --------      -------        ------        ------
Net investment loss (a)...............     (0.07)        (0.07)         (0.11)       (0.10)        (0.11)        (0.06)
Net realized and unrealized gain on
  investments.........................      1.78          1.71           1.77         1.70          1.77          3.06
                                         -------       -------       --------      -------        ------        ------
Total from investment operations......      1.71          1.64           1.66         1.60          1.66          3.00
                                         -------       -------       --------      -------        ------        ------
Net asset value at end of period......   $ 13.35       $ 11.64       $  13.26      $ 11.60        $13.26        $11.60
                                         =======       =======       ========      =======        ======        ======
Total investment return (b)...........     14.69%        16.40%         14.31%       16.00%        14.31%        34.88%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment loss...............     (1.16%)       (1.66%)        (1.91%)      (2.41%)       (1.91%)       (2.41%)
    Expenses..........................      1.96%         2.34%          2.71%        3.09%         2.71%         3.09%
Portfolio turnover rate...............        28%           21%            28%          21%           28%           21%
Net assets at end of period
  (in 000's)..........................   $34,799       $19,361       $117,235      $38,478        $1,657        $  120

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National

Notes to Financial Statements unaudited

Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

MainStay Blue Chip Growth Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company ("GAMCO") (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 1999 the Manager earned $514,702.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and GAMCO, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the

Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $30,910 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $30,654 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $245,897.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A with a net asset value of $12,015,000. This represents 34.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,163 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $17,135 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $344,621 was available, to the extent provided by regulations, to offset future realized gains through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $626,970 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

MainStay Blue Chip Growth Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $109,936 and $28,640, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                Six months ended             June 1, 1998* through
                                                 June 30, 1999+                December 31, 1998
                                           ---------------------------   -----------------------------
                                           Class A   Class B   Class C   Class A   Class B   Class C**
                                           -------   -------   -------   -------   -------   ---------
Shares sold..............................   1,085     6,057      117      1,693     3,538       12
Shares redeemed..........................    (142)     (531)      (2)       (30)     (221)      (2)
                                            -----     -----      ---      -----     -----       --
Net increase.............................     943     5,526      115      1,663     3,317       10
                                            =====     =====      ===      =====     =====       ==

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     BLUE CHIP GROWTH FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Blue Chip Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA19-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2

                                                              $10,000 Invested in the MainStay
                                                              California Tax Free Fund versus
                                                              Lehman Brothers Municipal Bond Index
                                                              and Inflation--Class A, Class B, and
                                                              Class C Shares                              3


                                                              Portfolio Management Discussion and
                                                                Analysis                                  4

                                                              Year-by-Year and Six-Month Performance      5

                                                              Returns and Lipper Rankings                 7

                                                              Portfolio of Investments                    8

                                                              Financial Statements                       10

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the Mainstay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

[CLASS A SHARES CHART]

CLASS A SHARES SEC Returns: 1 Year -3.92%, 5 Year 4.42%, Since Inception 5.23%

                                             MAINSTAY CALIFORNIA TAX FREE   LEHMAN BROTHERS MUNICIPAL
PERIOD END                                               FUND                      BOND INDEX*                 INFLATION+
----------                                   ----------------------------   -------------------------          ----------
10/1/91                                                 9550.00                     10000.00                    10000.00
12/91                                                   9748.00                     10335.00                    10051.00
12/92                                                  10516.00                     11247.00                    10349.00
12/93                                                  11852.00                     12628.00                    10632.00
12/94                                                  11273.00                     11975.00                    10908.00
12/95                                                  12984.00                     14066.00                    11192.00
12/96                                                  13430.00                     14689.00                    11563.00
12/97                                                  14491.00                     16038.00                    11758.00
12/98                                                  15263.00                     17077.00                    11947.00
6/99                                                   14850.00                     16709.00                    12078.00

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year -4.67%, 5 Year 4.82%,
Since Inception 5.71%
Class C SEC Returns: 1 Year -0.67%, 5 Year 5.15%,
Since Inception 5.71%
[CLASS B & C SHARES CHART]

                                             MAINSTAY CALIFORNIA TAX FREE   LEHMAN BROTHERS MUNICIPAL
PERIOD END                                               FUND                      BOND INDEX*                 INFLATION+
----------                                   ----------------------------   -------------------------          ----------
10/1/91                                                10000.00                     10000.00                    10000.00
12/91                                                  10207.00                     10335.00                    10051.00
12/92                                                  11011.00                     11247.00                    10349.00
12/93                                                  12410.00                     12628.00                    10632.00
12/94                                                  11804.00                     11975.00                    10908.00
12/95                                                  13564.00                     14066.00                    11192.00
12/96                                                  13984.00                     14689.00                    11563.00
12/97                                                  15050.00                     16038.00                    11758.00
12/98                                                  15813.00                     17077.00                    11947.00
6/99                                                   15378.00                     16709.00                    12078.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance data after these dates vary based on differences in their load and expense structures. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1999, the U.S. economy remained stronger than earlier estimates. Concerns that troubled foreign economies and an overspent American consumer would slow the demand for domestic products and services faded into the background. Following Brazil's currency devaluation and an upsurge in the Japanese stock market, global economies steadily improved. With low unemployment and the wealth created by a rising stock market, consumer spending remained strong.

Although low unemployment raised concerns that companies would need to raise wages to attract new workers, inflation remained relatively benign. Seeking to prevent future inflation, in May the Federal Reserve Board announced a bias toward higher interest rates, and at the end of June it raised the targeted federal funds rate by 0.25%, leaving the discount rate untouched. Given the Federal Reserve's advance signals, interest rates increased throughout the first half of the year, which had a negative impact on prices in most high-grade bond sectors, including municipals.

The California economy was not hit as hard by the Asian financial crisis as many experts had predicted. The real estate, financial services, and entertainment industries continued to show strong results, and while activity at some of the state's ports has fallen off, the impact on the state economy has not been substantial.

PERFORMANCE CHALLENGES IN A DECLINING MARKET

For the six-month period ended June 30, 1999, the MainStay California Tax Free Fund returned -2.71% for Class A shares and -2.75% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -1.74% return of the average Lipper(1) California municipal debt fund during the first half of 1999.

The Fund underperformed its peers largely as a result of two factors. First, the Fund was positioned with a long duration(2) throughout the reporting period, which had a negative impact on performance in a steadily rising interest-rate environment. Second, the Fund is not allowed to invest in low-quality (or "junk") municipals, which may have placed it at a disadvantage to some municipal funds. While the Fund may invest in securities rated in any of the top four rating categories by Moody's or S&P, during the reporting period we concentrated primarily on securities in the higher rating categories, believing that the additional yield on bonds in the lower rating categories available to the Fund was insufficient to justify the risks involved.

STRATEGIC MANAGEMENT DECISIONS

The Fund's positioning during the first half of 1999 reflected the early consensus view that rates might decline to maintain economic growth in a challenging global environment. The decision to maintain a long duration had a negative impact throughout the reporting period, despite

-------
(1) See page 7 for additional information about Lipper, Inc.

(2) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[CLASS A SHARES CHART]
CLASS A SHARES


PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            15.18
12/96                                                                             3.44
12/97                                                                             7.90
12/98                                                                             5.33
6/99                                                                             -2.71

Past performance is no guarantee of future results. See footnote * on page 7 for more information on performance.

[CLASS B & C CHART]
CLASS B AND CLASS C SHARES

PERIOD END                                                                  TOTAL RETURN %
----------                                                                ------------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            14.91
12/96                                                                             3.10
12/97                                                                             7.63
12/98                                                                             5.07
6/99                                                                             -2.75

Past performance is no guarantee of future results. Class B Returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94. Class C share returns reflect the historical performance of the Class B shares for periods 12/91 through 8/98. See footnote * on page 7 for more information on performance.

signals that consumer spending might decrease, slowing economic growth. Had the savings rate remained in its usual 4% range, our duration strategy might have proved beneficial, but in June consumers actually spent more than they earned.

The unusual combination of low unemployment and low inflation also supported the Fund's positioning, but neither the Federal Reserve nor the market believed this combination could be sustained, which resulted in rising interest rates.

Given recent financial problems in the hospital sector, the Fund remained underweighted in these securities, which proved beneficial for the Fund's overall performance. During the reporting period, the Fund was overweighted in water, sewer, and general obligation bonds with AAA and AA ratings.(3) The overall credit

-----

(3) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

quality of the securities in the Fund's investment portfolio was AA as of June 30, 1999, representing a high-quality municipal bond portfolio.

STRONG AND WEAK PERFORMERS

In a rising interest rate environment, most municipal bonds declined in value. Among the best-performing securities in the Fund's portfolio were higher-coupon, short-call bonds. California Educational Pooled Colleges 6.3% bonds due 4/1/21 fit this profile. The bonds' high coupon lowered their duration and the price remained strong because the bonds have prerefunding potential.

Most bonds carry a call provision, generally about ten years after issuance. If the issuer wants to take advantage of lower interest rates and refinance before the call date, the bonds can be prerefunded. In a prerefunding, new bonds are issued and the proceeds are used to purchase Treasury securities that mature near the same date as the original issue's call date. These securities are escrowed and used to pay the interest until the first call date, at which time the principal is paid. Prerefundings may provide large gains for bondholders because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years. Although the Fund's Foothill/Eastern Corridor Agency bonds are not scheduled to prerefund until July, the market's knowledge of the imminent prerefunding helped increase the price of the bonds, which contributed positively to the Fund's performance.

While long-duration bonds tended to underperform during the first half of 1999, Escondido California Union High School zero-coupon bonds due 11/1/12 provided an exception. Since we purchased the bonds for the Fund near the bottom of the market, they provided some price appreciation, which contributed positively to the Fund's performance.

California Education Facilities for California Institute of Technology 4.5% bonds due 10/1/27 followed the general negative performance trend for long-duration bonds. The low coupon and long maturity of these bonds combined with a purchase at a high point in the market made the bonds one of the Fund's worst-performing securities. The Fund also suffered by buying California Statewide Community Housing 7.0% bonds due 9/1/09 at a premium and having them called at par years before maturity.

LOOKING AHEAD

The Fund continues to have a longer duration than its peers and we anticipate maintaining this position until new information changes our view of future inflation. We will continue to concentrate on high-quality securities, seeking yield advantages and diversification by county, municipal sector, coupon, and maturity. Whatever the markets may bring, the Fund will seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with the preservation of capital.

James Flood
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99
FUND AVERAGE ANNUAL TOTAL RETURNS*

                   1 YEAR       5 YEARS    LIFE OF FUND THROUGH 6/30/99
Class A            0.61%         5.39%                 5.86%
Class B            0.33%         5.15%                 5.71%
Class C            0.33%         5.15%                 5.71%

FUND SEC RETURNS*

                   1 YEAR       5 YEARS    LIFE OF FUND THROUGH 6/30/99
Class A            -3.92%        4.42%                 5.23%
Class B            -4.67%        4.82%                 5.71%
Class C            -0.67%        5.15%                 5.71%

FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                   1 YEAR       5 YEARS    LIFE OF FUND THROUGH 6/30/99
Class A         99 out of     64 out of       38 out of
                105 funds     67 funds        44 funds
Class B         103 out of                    79 out of
                105 funds        n/a          79 funds
Class C            n/a           n/a             n/a
Average Lipper
CA municipal
debt fund          1.60%         6.46%                 6.46%

FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

                NAV 6/30/99     INCOME             CAPITAL GAINS
Class A            $9.49        $0.2250               $0.0000
Class B            $9.47        $0.2118               $0.0000
Class C            $9.47        $0.2118               $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and Class B shares for periods 1/1/95 up to 8/31/98. Performance data for the classes vary after these dates based on differences in their load and expense structures.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/99.

Mainstay California Tax Free Fund


                                  Principal
                                    Amount           Value
                               ------------------------------
LONG-TERM MUNICIPAL BONDS (98.6%)+

CALIFORNIA (94.2%)
Alvord California Unified School
 District, Series B
 5.50%, due 8/1/27..............  $  800,000      $   807,560
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series A
 5.625%, due 7/1/23.............   1,100,000        1,080,805
 Project B
 6.30%, due 4/1/21 (b)..........     500,000          524,025
 Stanford University, Series N
 5.20%, due 12/1/27 (b).........   1,200,000        1,165,500
 University of Southern
 California
 5.50%, due 10/1/27.............   1,000,000        1,006,250
California Health Facilities
 Financing
 Authority, Sutter Health
 Series A
 5.35%, due 8/15/28.............   1,000,000          981,250
California Housing Finance
 Agency
 Revenue, Home Mortgage
 Series C
 8.30%, due 8/1/19 (a)..........      20,000           20,155
California Pollution Control
 Financing Authority Revenue
 San Diego Gas & Electric Co.
 Series A
 5.90%, due 6/1/14..............     400,000          432,500
California State Department
 Water
 Resources Center Valley Project
 Revenue, Water System
 Series I
 6.95%, due 12/1/25 (d).........   2,000,000        2,093,440
California State University
 Revenue & Colleges
 Housing Systems
 5.90%, due 11/1/21.............   1,800,000        1,903,500
California Statewide Community
 Development Corp.
 7.00%, due 9/1/09..............     240,000          257,446
Eden Township Hospital District
 Revenue
 7.40%, due 11/1/19 (b)(d)......     770,000          795,363
Escondido California Union High
 School District
 (zero coupon), due 11/1/12
 (d)............................   1,350,000          680,063
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/27......   6,700,000        1,432,125
 (zero coupon), due 1/1/28......   1,000,000          201,250
 (zero coupon), due 1/1/29......     545,000          103,550

---------
 +  Percentages indicated are based on Fund net assets.


                                  Principal
                                    Amount           Value
                               ------------------------------
CALIFORNIA (CONTINUED)
Inglewood Redevelopment Agency
 Tax Allocation
 Series A
 5.25%, due 5/1/17..............  $  500,000       $  501,875
Laguna Salada Union
 School District, Series B
 (zero coupon), due 8/1/23......     700,000          187,250
Los Angeles California Harbor
 Department Revenue
 8.70%, due 9/1/15 (b)(d).......     540,000          544,477
Los Angeles County
 Transportation Commission
 Sales Tax Revenue, Series A
 7.40%, due 7/1/15 (d)..........     400,000          408,000
Oakland California General
 Obligation
 Measure K
 5.90%, due 12/15/22............   1,000,000        1,048,750
Palo Alto California Unified
 School
 District, Series B
 5.375%, due 8/1/18 (b).........     700,000          701,750
Rancho Cucamonga California
 Redevelopment Agency
 Tax Allocation
 6.75%, due 9/1/20..............   2,000,000        2,048,620
San Diego County Water Authority
 Revenue, Series A
 4.75%, due 5/1/20..............   1,000,000          915,000
San Francisco City & County
 Airports Commission
 International Airport Revenue
 Second Series, Issue 12B
 5.625%, due 5/1/21.............   1,000,000        1,016,020
San Joaquin Hills California
 Transportation Corridor Agency
 Senior Lien Toll Road Revenue
 (zero coupon), due 1/1/19
 (d)............................   3,000,000        1,050,000
 (zero coupon), due 1/1/22
 (d)............................   3,000,000          892,500
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23..............   1,000,000          957,500
Santa Monica-Malibu Unified
 School District
 (zero coupon), due 8/1/23......   2,340,000          623,025
 5.25%, due 8/1/13..............   1,250,000        1,273,437
 5.25%, due 8/1/17..............   1,000,000        1,006,250
                                                  -----------
                                                   26,659,236
                                                  -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                  Principal
                                    Amount           Value
                               ------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
PUERTO RICO (4.4%)
Puerto Rico Commonwealth
 Government Development Bank
 5.375%, due 7/1/25.............  $1,000,000      $   990,000
Puerto Rico Commonwealth
 Highway & Transportation
 Authority Highway Revenue,
 Series Y
 5.50%, due 7/1/36..............     250,000          253,125
                                                  -----------
                                                    1,243,125
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $28,662,620).............                   27,902,361
                                                  -----------

SHORT-TERM MUNICIPAL BOND (3.9%)
Irvine Ranch California Water
  District
  Certificates Participation
  Improvement Project
  3.70%, due 8/1/16 (c).........   1,100,000        1,100,000
                                                  -----------
Total Short-Term Municipal Bond
 (Cost $1,100,000)..............                    1,100,000
                                                  -----------
Total Investments
 (Cost $29,762,620) (e).........       102.5%      29,002,361(f)
Liabilities in Excess of
 Cash and Other Assets..........        (2.5)        (716,076)
                                       -----      -----------
Net Assets......................       100.0%     $28,286,285
                                       =====      ===========


-------

 (a) Interest on this security is subject to alternative minimum tax.
 (b) Segregated as collateral for futures contracts.
 (c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
 (d) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury Securities that mature at or near the same date as the original issue's call date.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (f) At June 30, 1999, net unrealized depreciation was $760,259, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $121,947 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $882,206.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $29,762,620)..............................................       $29,002,361
Cash........................................................            51,291
Receivables:
  Interest..................................................           362,527
  Fund shares sold..........................................            85,477
                                                                   -----------
        Total assets........................................        29,501,656
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,021,360
  Shareholder communication.................................            42,616
  MainStay Management.......................................             8,584
  NYLIFE Distributors.......................................             8,201
  Custodian.................................................             4,042
  Transfer agent............................................             3,395
  Fund shares redeemed......................................               788
  Trustees..................................................               246
  Accrued expenses..........................................            17,123
  Dividend payable..........................................           109,016
                                                                   -----------
        Total liabilities...................................         1,215,371
                                                                   -----------
Net assets..................................................       $28,286,285
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,903
  Class B...................................................            12,424
  Class C...................................................               502
Additional paid-in capital..................................        29,158,539
Accumulated distribution in excess of net investment
  income....................................................           (63,961)
Accumulated net realized loss on investments................           (77,863)
Net unrealized depreciation on investments..................          (760,259)
                                                                   -----------
Net assets..................................................       $28,286,285
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $16,046,856
                                                                   ===========
Shares of beneficial interest outstanding...................         1,690,307
                                                                   ===========
Net asset value per share outstanding.......................       $      9.49
Maximum sales charge (4.50% of offering price)..............              0.45
                                                                   -----------
Maximum offering price per share outstanding................       $      9.94
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $11,763,925
                                                                   ===========
Shares of beneficial interest outstanding...................         1,242,393
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.47
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   475,504
                                                                   ===========
Shares of beneficial interest outstanding...................            50,220
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.47
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $   775,382
                                                              -----------
Expenses:
  Management................................................       71,998
  Transfer agent............................................       21,951
  Shareholder communication.................................       21,780
  Service--Class A..........................................       21,293
  Service--Class B..........................................       14,560
  Service--Class C..........................................          123
  Distribution--Class B.....................................       14,560
  Distribution--Class C.....................................          123
  Professional..............................................       11,980
  Recordkeeping.............................................        6,456
  Registration..............................................        4,069
  Custodian.................................................        2,679
  Trustees..................................................          436
  Miscellaneous.............................................        9,853
                                                              -----------
    Total expenses before reimbursement.....................      201,861
Expense reimbursement from Manager..........................       (8,625)
                                                              -----------
    Net expenses............................................      193,236
                                                              -----------
Net investment income.......................................      582,146
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................     (107,128)
  Future transactions.......................................      (30,317)
                                                              -----------
Net realized loss on investments............................     (137,445)
Net change in unrealized appreciation on investments........   (1,200,482)
                                                              -----------
Net realized and unrealized loss on investments.............   (1,337,927)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (755,781)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       Year ended
                                                               June 30,     December 31,
                                                                 1999*          1998
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   582,146   $ 1,201,368
  Net realized gain (loss) on investments...................     (137,445)      194,967
  Net change in unrealized appreciation on investments......   (1,200,482)       33,522
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (755,781)    1,429,857
                                                              -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (386,248)     (829,959)
    Class B.................................................     (256,829)     (371,405)
    Class C.................................................       (3,030)           (4)
  From net realized gain on investments:
    Class A.................................................           --       (51,770)
    Class B.................................................           --       (28,842)
                                                              -----------   -----------
      Total dividends and distributions to shareholders.....     (646,107)   (1,281,980)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,863,709     3,054,557
    Class B.................................................    2,155,261     4,619,693
    Class C.................................................      512,665           250
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      186,145       461,490
    Class B.................................................      124,089       228,712
    Class C.................................................        1,257             3
                                                              -----------   -----------
                                                                4,843,126     8,364,705
  Cost of shares redeemed:
    Class A.................................................   (4,421,253)   (2,614,618)
    Class B.................................................     (948,270)   (1,139,633)
    Class C.................................................      (30,451)           --
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (556,848)    4,610,454
                                                              -----------   -----------
      Net increase (decrease) in net assets.................   (1,958,736)    4,758,331
NET ASSETS:
Beginning of period.........................................   30,245,021    25,486,690
                                                              -----------   -----------
End of period...............................................  $28,286,285   $30,245,021
                                                              ===========   ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (63,961)  $        --
                                                              ===========   ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                             Class A
                                  ---------------------------------------------------------------------------------------------
                                  Six months                                                       September 1
                                    ended                 Year ended December 31,                    through         Year ended
                                   June 30,    ----------------------------------------------      December 31,      August 31,
                                    1999+       1998         1997         1996         1995           1994*             1994
                                  ----------   -------      -------      -------      -------      ------------      ----------
Net asset value at beginning of
  period........................   $  9.98     $  9.93      $  9.78      $  9.95      $  9.10        $  9.57          $ 10.38
                                   -------     -------      -------      -------      -------        -------          -------
Net investment income...........      0.21        0.44         0.48         0.49         0.50           0.17             0.53
Net realized and unrealized gain
  (loss) on investments.........     (0.47)       0.08         0.27        (0.16)        0.85          (0.47)           (0.51)
                                   -------     -------      -------      -------      -------        -------          -------
Total from investment
  operations....................     (0.26)       0.52         0.75         0.33         1.35          (0.30)            0.02
                                   -------     -------      -------      -------      -------        -------          -------
Less dividends and
  distributions:
  From net investment income....     (0.23)      (0.46)       (0.48)       (0.50)       (0.50)         (0.17)           (0.52)
  From net realized gain on
    investments.................        --       (0.01)       (0.12)          --           --             --            (0.31)
                                   -------     -------      -------      -------      -------        -------          -------
Total dividends and
  distributions.................     (0.23)      (0.47)       (0.60)       (0.50)       (0.50)         (0.17)           (0.83)
                                   -------     -------      -------      -------      -------        -------          -------
Net asset value at end of
  period........................   $  9.49     $  9.98      $  9.93      $  9.78      $  9.95        $  9.10          $  9.57
                                   =======     =======      =======      =======      =======        =======          =======
Total investment return (a).....     (2.71%)      5.33%        7.90%        3.44%       15.18%         (3.11%)          (0.12%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.......      4.14%++     4.42%        4.88%         5.0%         5.3%           5.5%++           5.4%
    Net expenses................      1.24%++     1.24%        1.24%        1.24%        1.24%          0.99%++          0.99%
    Expenses (before
      reimbursement)............      1.30%++     1.40%        1.26%         1.3%         1.4%           1.2%++           1.1%
Portfolio turnover rate.........        49%        104%         108%          79%         107%            24%              96%
Net assets at end of period (in
  000's)........................   $16,047     $19,204      $18,199      $18,098      $19,825        $16,667          $17,356

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                  Class C
    -----------------------------------------------   -----------------------------
    Six months                                        Six months      September 1**
      ended           Year ended December 31,           ended            through
     June 30,    ----------------------------------    June 30,       December 31,
      1999+       1998      1997     1996     1995      1999+             1998
    ----------   -------   ------   ------   ------   ----------      -------------
     $  9.95     $  9.90   $ 9.75   $ 9.91   $ 9.10     $ 9.95           $ 9.95
     -------     -------   ------   ------   ------     ------           ------
        0.19        0.42     0.45     0.45     0.52       0.19             0.13
       (0.46)       0.07     0.27    (0.16)    0.81      (0.46)            0.02
     -------     -------   ------   ------   ------     ------           ------
       (0.27)       0.49     0.72     0.29     1.33      (0.27)            0.15
     -------     -------   ------   ------   ------     ------           ------
       (0.21)      (0.43)   (0.45)   (0.45)   (0.52)     (0.21)           (0.14)
          --       (0.01)   (0.12)      --       --         --            (0.01)
     -------     -------   ------   ------   ------     ------           ------
       (0.21)      (0.44)   (0.57)   (0.45)   (0.52)     (0.21)           (0.15)
     -------     -------   ------   ------   ------     ------           ------
     $  9.47     $  9.95   $ 9.90   $ 9.75   $ 9.91     $ 9.47           $ 9.95
     =======     =======   ======   ======   ======     ======           ======
       (2.75%)      5.07%    7.63%    3.10%   14.91%     (2.75%)           1.51%

        3.89%++     4.17%    4.63%     4.7%     5.1%      3.89%++          4.17%++
        1.49%++     1.49%    1.49%    1.49%    1.49%      1.49%++          1.49%++
        1.55%++     1.65%    1.51%     1.6%     1.7%      1.55%++          1.65%++
          49%        104%     108%      79%     107%        49%             104%
     $11,764     $11,040   $7,288   $5,089   $1,963     $  476               --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Mainstay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for

Notes to Financial Statements unaudited


which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Mainstay California Tax Free Fund


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999 the Manager earned $71,998 and reimbursed the Fund $8,625.

Pursuant to the terms of a Sub-advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $4,186 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B shares of $5,617 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $21,951.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $2,572,941, which represents 16.0% of the Class A net assets at period end.

Mainstay California Tax Free Fund


OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $454 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,456 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $14,194 and $14,025, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                            Six months ended                          Period ended
                                             June 30, 1999+                         December 31, 1998
                                    ---------------------------------      -----------------------------------
                                    Class A      Class B      Class C      Class A      Class B       Class C*
                                    -------      -------      -------      -------      -------       --------
Shares sold.......................    192          218           53          308          465            --
Shares issued in reinvestment of
  dividends and distributions.....     19           12           --(a)        46           23            --
                                     ----         ----          ---         ----         ----           ---
                                      211          230           53          354          488            --
Shares redeemed...................   (445)         (97)          (3)        (263)        (115)           --
                                     ----         ----          ---         ----         ----           ---
Net increase (decrease)...........   (234)         133           50           91          373            --(a)
                                     ====         ====          ===         ====         ====           ===

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     CALIFORNIA TAX FREE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA04-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay Capital
                                                              Appreciation Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       12
                                                              Notes to Financial Statements              18
                                                              The MainStay Funds                         23

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Capital Appreciation Fund
versus S&P 500 and Inflation

CLASS A SHARES SEC Returns: 1 Year 18.90%, 5 Year 24.81%, 10 Year 20.87% [LINE CHART]

                                                    MAINSTAY CAPITAL
PERIOD END                                          APPRECIATION FUND               S&P 500*                   INFLATION+
----------                                          -----------------               --------                   ----------
 6/89                                                    9450.00                    10000.00                    10000.00
 6/90                                                   11092.00                    11649.00                    10467.00
 6/91                                                   12103.00                    12510.00                    10959.00
 6/92                                                   15667.00                    14187.00                    11298.00
 6/93                                                   20775.00                    16121.00                    11637.00
 6/94                                                   20775.00                    16348.00                    11926.00
 6/95                                                   26402.00                    20611.00                    12289.00
 6/96                                                   32955.00                    25969.00                    12627.00
 6/97                                                   40434.00                    34983.00                    12917.00
 6/98                                                   52912.00                    45531.00                    13134.00
 6/99                                                   66575.00                    55898.00                    13277.00

CLASS B AND CLASS C SHARES Class B SEC Returns: 1 Year 19.80%, 5 Year 25.37%, 10 Year 21.23%
                           Class C SEC Returns: 1 Year 23.80%, 5 Year 25.54%, 10 Year 21.23%
[LINE CHART]


                                                    MAINSTAY CAPITAL
PERIOD END                                          APPRECIATION FUND               S&P 500*                   INFLATION+
----------                                          -----------------               --------                   ----------
 6/89                                                   10000.00                    10000.00                    10000.00
 6/90                                                   11737.00                    11649.00                    10467.00
 6/91                                                   12807.00                    12510.00                    10959.00
 6/92                                                   16579.00                    14187.00                    11298.00
 6/93                                                   21984.00                    16121.00                    11637.00
 6/94                                                   21985.00                    16348.00                    11926.00
 6/95                                                   27866.00                    20611.00                    12289.00
 6/96                                                   34616.00                    25969.00                    12627.00
 6/97                                                   42259.00                    34983.00                    12917.00
 6/98                                                   54923.00                    45531.00                    13134.00
 6/99                                                   68542.00                    55898.00                    13277.00

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

For several years, growth stocks have shown extraordinary strength. In April of 1999, however, improving prospects for a world economic recovery turned the market's focus to value stocks. Cyclical sectors such as energy, oils, steel, and paper--which tend to rise quickly with economic upturns and fall quickly when the economy slows--were selling at low valuations and advanced based on expectations of accelerating earnings. When the Federal Reserve Board announced in May that it was likely to raise interest rates, highly valued growth stocks came under considerable pressure.

By mid-June, fears began to ease about the possibility of multiple interest-rate hikes to control inflation. On June 30, 1999, the Federal Reserve Board raised the targeted federal funds rate by a quarter of a percent--a move that was well anticipated by the market. The Federal Reserve also shifted to a neutral stance on interest rates, which the stock market took as positive news.

FACING CHALLENGES IN A MOVING MARKET

For the first six months of 1999, the MainStay Capital Appreciation Fund returned 7.69% for Class A shares and 7.24% for Class B and Class C shares, excluding all sales charges. While the Fund outperformed the S&P 500 Index(1) and its average Lipper(2) peer fund during the month of June, the comeback was not enough to offset weaknesses in April and May. As a result, the Fund underperformed the 13.68% return of the average Lipper capital appreciation fund for the six months ended June 30, 1999.

The Fund's underperformance resulted largely from the market's movement away from defensive sectors, such as pharmaceuticals and supermarkets, where the Fund was overweighted--and the market's preference for sectors that were underrepresented in the Fund's portfolio, such as capital goods and energy.

It is worth noting that Morningstar(3) rated the MainStay Capital Appreciation Fund Class B shares five stars overall as of June 30, 1999. The Fund's Class B shares received four stars for the three-and five-year periods, and five stars for the ten-year period ended June 30, 1999, from among 3,043, 1,878, and 748 domestic equity funds, respectively.

REPOSITIONING THE PORTFOLIO

During the second quarter of 1999, we reduced the Fund's exposure to defensive groups. Because of deteriorating fundamentals, we sold Eli Lilly and Monsanto shares in May and reduced the Fund's positions in Kroger and Safeway supermarkets in June. Eli Lilly and Safeway were among the portfolio's worst-performing investments in the second quarter. These sales allowed the Fund to pursue more productive investments.

We added several stocks to the Fund's portfolio during the reporting period, including shares of consumer electronics retailer Circuit City and communications companies Omnicom, ALLTEL, and Time Warner--all of which made positive contributions to performance.

-------
(1) See page 4 for more information about the S&P 500.
(2) See page 9 for additional information about Lipper, Inc.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of the funds in a rating group receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[PERFORMANCE CHART; LINE GRAPH]

Period end                                                                  Total Return %
 12/86                                                                           -3.56
 12/87                                                                           -2.18
 12/88                                                                            2.55
 12/89                                                                           26.06
 12/90                                                                            4.12
 12/91                                                                           68.36
 12/92                                                                           11.00
 12/93                                                                           14.01
 12/94                                                                           -1.52
 12/95                                                                           35.79
 12/96                                                                           19.16
 12/97                                                                           24.10
 12/98                                                                           39.24
 6/99                                                                             7.69

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES
[PERFORMANCE CHART; LINE GRAPH]

Period end                                                                  Total Return %
 12/86                                                                           -3.56
 12/87                                                                           -2.18
 12/88                                                                            2.55
 12/89                                                                           26.06
 12/90                                                                            4.12
 12/91                                                                           68.36
 12/92                                                                           11.00
 12/93                                                                           14.01
 12/94                                                                           -1.52
 12/95                                                                           35.11
 12/96                                                                           18.56
 12/97                                                                           23.45
 12/98                                                                           38.15
 6/99                                                                             7.24

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

Significant sales during the first half of the year included McKesson HBOC, a leading drug distributor, and Waste Management, Inc., a pollution-control company, both of which suffered from weakening fundamentals. Fortunately, both stocks were sold before major earnings disappointments were announced. The Fund also sold shares of Service Corp. International at a loss when an earnings shortfall caused a major setback for this leading funeral and cemetery company.

As interest rates rose in April and May, we reduced the Fund's financial holdings to a slightly underweighted position by selling Conseco (insurance), Fannie Mae (mortgages), and SouthTrust Corp. (bank-

ing). The net impact of these sales for the quarter was neutral.

TECHNOLOGY PLAYS A LEADING ROLE

Throughout the first half of the year, the Fund remained overweighted in technology stocks, which were particularly solid performers. With strong demand for its Internet-related products and services, Sun Microsystems rose 65% during the first half of 1999 and had the greatest positive impact on performance for the Fund. Cisco Systems, EMC Corp., and Microsoft were other technology companies that contributed positively to the Fund's results, with returns ranging from 30% to 40% for the first half of the year. Despite technology's general advance, however, software and service provider Compuware declined substantially on year-2000 concerns, with a negative impact on the Fund's performance.

Tyco International Ltd., a diversified manufacturing and service company, also showed strong performance during the first half of 1999. The company benefited from its impeccable record of acquisitions and the market's focus on capital goods stocks.

At the end of June, the Fund was overweighted in consumer staples and health care, which had a negative impact on performance, as these sectors lagged the market. Underweighting the basic materials, capital goods, communication services, and energy sectors also hurt performance, as these groups advanced. The Fund's overweighted position in technology and underweighted position in utilities had a positive impact, as the former sector advanced and the latter underperformed.

LOOKING AHEAD

We believe that consumer confidence, stable interest rates, and a recovering world economy suggests a positive outlook for U.S. corporate profits. While we believe inflation will remain a concern, for the moment it appears to be benign. We believe the economy will continue to grow at a slower pace during the second half of the year, which may be positive for stocks in general and growth stocks in particular. Whatever the markets bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                                   LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/99
    Class A                 25.82%       26.23%       21.56%           17.12%
    Class B                 24.80%       25.54%       21.23%           16.88%
    Class C                 24.80%       25.54%       21.23%           16.88%

   FUND SEC RETURNS*

                                                                   LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/99
    Class A                 18.90%       24.81%       20.87%           16.62%
    Class B                 19.80%       25.37%       21.23%           16.88%
    Class C                 23.80%       25.54%       21.23%           16.88%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                   LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/99
    Class A              90 out of         n/a          n/a          27 out of
                         264 funds                                   111 funds
    Class B              100 out of    31 out of     4 out of         9 out of
                         264 funds     101 funds     54 funds         40 funds
    Class C                  n/a           n/a          n/a             n/a
    Average Lipper
    capital
    appreciation
    fund                    20.04%       19.28%       13.55%           11.81%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/99

                NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A        $52.49      $0.0000      $0.0000
    Class B        $50.98      $0.0000      $0.0000
    Class C        $50.98      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

 + Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Capital Appreciation Fund

                                 Shares             Value
                              --------------------------------
COMMON STOCKS (95.9%)+

BANKS (1.9%)
Firstar Corp. ...............      566,000      $   15,848,000
Wells Fargo & Co. ...........    1,183,200          50,581,800
                                                --------------
                                                    66,429,800
                                                --------------

BROADCAST/MEDIA (3.6%)
Chancellor Media Corp. (a)...      759,000          41,839,875
Clear Channel Communications,
 Inc. (a)....................      788,200          54,336,538
Fox Entertainment Group, Inc.
 (a).........................      595,000          16,027,812
Univision Communications Inc.
 (a).........................      255,000          16,830,000
                                                --------------
                                                   129,034,225
                                                --------------

COMMUNICATIONS--EQUIPMENT (7.8%)
Cisco Systems, Inc. (a)......    2,179,600         140,175,525
Lucent Technologies Inc. ....    1,999,800         134,861,512
                                                --------------
                                                   275,037,037
                                                --------------
COMPUTER SOFTWARE & SERVICES (8.2%)
America Online, Inc. (a).....      176,000          19,448,000
Compuware Corp. (a)..........    2,361,300          75,118,856
Equifax Inc. ................      796,200          28,414,388
Microsoft Corp. (a)..........    1,202,000         108,405,375
Oracle Corp. (a).............    1,615,800          59,986,575
                                                --------------
                                                   291,373,194
                                                --------------

COMPUTER SYSTEMS (6.7%)
EMC Corp. (a)................    1,919,200         105,556,000
Sun Microsystems, Inc. (a)...    1,896,200         130,600,775
                                                --------------
                                                   236,156,775
                                                --------------

ELECTRONICS--SEMICONDUCTORS (3.0%)
Intel Corp. .................    1,023,200          60,880,400
Motorola, Inc. ..............      486,300          46,076,925
                                                --------------
                                                   106,957,325
                                                --------------
ENTERTAINMENT (1.3%)
Time Warner, Inc. ...........      639,600          46,051,200
                                                --------------

FINANCIAL--MISCELLANEOUS (5.6%)
Associates First Capital
 Corp. Class A...............    1,824,300          80,839,294
Citigroup Inc. ..............    1,758,000          83,505,000
Freddie Mac..................      593,600          34,428,800
                                                --------------
                                                   198,773,094
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

                                 Shares             Value
                              --------------------------------
HEALTH CARE DISTRIBUTORS (1.7%)
Cardinal Health Inc. ........      940,250      $   60,293,531
                                                --------------

HEALTH CARE--DRUGS (6.5%)
Elan Corp. PLC ADR (a) (b)...    1,411,800          39,177,450
Merck & Co., Inc. ...........      582,800          43,127,200
Pfizer Inc. .................      476,100          52,251,975
Schering-Plough Corp. .......    1,790,200          94,880,600
                                                --------------
                                                   229,437,225
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (4.8%)
Guidant Corp. ...............    1,554,600          79,964,738
Medtronic, Inc. .............    1,155,900          90,015,712
                                                --------------
                                                   169,980,450
                                                --------------

HEALTH CARE--MISCELLANEOUS (2.4%)
Johnson & Johnson............      854,484          83,739,432
                                                --------------

HOTEL/MOTEL (1.1%)
Carnival Corp. ..............      802,200          38,906,700
                                                --------------

HOUSEHOLD PRODUCTS (1.8%)
Colgate-Palmolive Co. .......      639,200          63,121,000
                                                --------------

INSURANCE (3.1%)
American International Group,
 Inc. .......................      958,548         112,210,025
                                                --------------

INTERNET SOFTWARE & SERVICES (0.1%)
Digital Island, Inc. (a).....      135,000           2,421,563
                                                --------------

LEISURE TIME (2.1%)
Harley-Davidson, Inc. .......    1,395,700          75,891,188
                                                --------------

MANUFACTURING--DIVERSIFIED (4.7%)
Tyco International Ltd. .....    1,756,317         166,411,036
                                                --------------

PERSONAL LOANS (1.7%)
Providian Financial Corp. ...      652,950          61,050,825
                                                --------------

RETAIL (18.8%)
Bed Bath & Beyond, Inc.
 (a).........................    1,180,800          45,460,800
CVS Corp. ...................    1,509,100          77,152,737
Circuit City Stores, Inc. ...      797,500          74,167,500
Dollar General Corp. ........    1,602,401          46,469,629
Home Depot, Inc. (The).......    1,391,700          89,677,669
Kohl's Corp. (a).............    1,158,700          89,437,156
Kroger Co. (a)...............    2,704,000          75,543,000
Nordstrom, Inc. .............      877,400          29,392,900
Safeway Inc. (a).............    1,290,000          63,855,000
Staples, Inc. (a)............    2,454,150          75,925,266
                                                --------------
                                                   667,081,657
                                                --------------


 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                 Shares             Value
                              --------------------------------
COMMON STOCKS (CONTINUED)

SPECIALIZED SERVICES (4.0%)
Cendant Corp. (a)............    2,292,328      $   46,992,724
IMS Health Inc. .............    1,404,800          43,900,000
Omnicom Group Inc. ..........      643,800          51,504,000
                                                --------------
                                                   142,396,724
                                                --------------

TELECOMMUNICATIONS--LONG DISTANCE (3.2%)
MCI WorldCom, Inc. (a).......    1,318,280         113,701,650
                                                --------------
TELEPHONE (1.8%)
ALLTEL Corp. ................      894,600          63,963,900
                                                --------------
Total Common Stocks
 (Cost $1,768,677,973).......                    3,400,419,556
                                                --------------

                                Principal
                                 Amount
                               -----------
SHORT-TERM INVESTMENTS (4.6%)

COMMERCIAL PAPER (4.6%)
American Express Credit Corp.
 4.92%, due 7/7/99...........  $24,430,000          24,409,940
 5.05%, due 7/12/99..........   17,585,000          17,557,835
Ford Motor Credit Co.
 5.65%, due 7/1/99...........   25,085,000          25,085,000

                                Principal
                                 Amount             Value
                              --------------------------------
COMMERCIAL PAPER (CONTINUED)
General Electric Co.
 4.99%, due 7/9/99...........  $34,000,000      $   33,962,251
General Electric Capital
 Corp.
 4.95%, due 7/7/99...........   10,850,000          10,841,030
Morgan Stanley Dean Witter
 Co.
 4.97%, due 7/16/99..........   15,865,000          15,832,082
Prudential Funding Co.
 5.01%, due 7/19/99..........   34,780,000          34,692,767
                                                --------------
Total Short-Term Investments
 (Cost $162,380,905).........                      162,380,905
                                                --------------
Total Investments
 (Cost $1,931,058,878) (c)...        100.5%      3,562,800,461(d)
Liabilities in Excess of Cash
 and Other Assets............         (0.5)        (18,104,134)
                                     -----      --------------
Net Assets...................        100.0%     $3,544,696,327
                                     =====      ==============

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (d) At June 30, 1999, net unrealized appreciation was $1,631,741,583, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,654,086,367 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,344,784.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,931,058,878)...........................................       $3,562,800,461
Cash........................................................                3,300
Receivables:
  Investment securities sold................................           32,595,000
  Fund shares sold..........................................            9,273,209
  Dividends.................................................              791,837
Other assets................................................                5,070
                                                                   --------------
        Total assets........................................        3,605,468,877
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           46,724,133
  Fund shares redeemed......................................            9,210,750
  NYLIFE Distributors.......................................            2,482,090
  MainStay Management.......................................            1,479,468
  Transfer agent............................................              547,565
  Trustees..................................................               24,403
  Custodian.................................................               13,179
Accrued expenses............................................              290,962
                                                                   --------------
        Total liabilities...................................           60,772,550
                                                                   --------------
Net assets..................................................       $3,544,696,327
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       89,818
  Class B...................................................              600,176
  Class C ..................................................                2,646
Additional paid-in capital..................................        1,809,824,261
Accumulated net investment loss.............................          (18,376,739)
Accumulated undistributed net realized gain on
  investments...............................................          120,814,582
Net unrealized appreciation on investments..................        1,631,741,583
                                                                   --------------
Net assets..................................................       $3,544,696,327
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  471,469,213
                                                                   ==============
Shares of beneficial interest outstanding...................            8,981,800
                                                                   ==============
Net asset value and offering price per share outstanding....       $        52.49
Maximum sales charge (5.50% of offering price)..............                 3.05
                                                                   --------------
Maximum offering price per share outstanding................       $        55.54
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,059,739,389
                                                                   ==============
Shares of beneficial interest outstanding...................           60,017,602
                                                                   ==============
Net asset value and offering price per share outstanding....       $        50.98
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   13,487,725
                                                                   ==============
Shares of beneficial interest outstanding...................              264,559
                                                                   ==============
Net asset value and offering price per share outstanding....       $        50.98
                                                                   ==============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  6,411,313
  Interest..................................................     2,510,692
                                                              ------------
    Total income............................................     8,922,005
                                                              ------------
Expenses:
  Management................................................    11,852,617
  Distribution--Class B.....................................    10,728,918
  Distribution--Class C.....................................        25,293
  Service--Class A..........................................       530,755
  Service--Class B..........................................     3,576,306
  Service--Class C..........................................         8,431
  Transfer agent............................................     2,931,622
  Shareholder communication.................................       213,900
  Recordkeeping.............................................       177,844
  Custodian.................................................       138,128
  Registration..............................................       102,148
  Professional..............................................        92,253
  Trustees..................................................        49,855
  Miscellaneous.............................................        50,965
                                                              ------------
    Total expenses before waiver............................    30,479,035
Fees waived by Manager......................................    (3,180,291)
                                                              ------------
    Net expenses............................................    27,298,744
                                                              ------------
Net investment loss.........................................   (18,376,739)
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   109,537,844
Net change in unrealized appreciation on investments........   144,298,997
                                                              ------------
Net realized and unrealized gain on investments.............   253,836,841
                                                              ------------
Net increase in net assets resulting from operations........  $235,460,102
                                                              ============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  1999*             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (18,376,739)  $  (25,136,058)
  Net realized gain on investments..........................     109,537,844      127,423,848
  Net change in unrealized appreciation on investments......     144,298,997      738,696,408
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     235,460,102      840,984,198
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................              --      (16,348,271)
    Class B.................................................              --     (118,109,099)
    Class C.................................................              --          (53,596)
                                                              --------------   --------------
      Total distributions to shareholders...................              --     (134,510,966)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     515,605,112      605,025,203
    Class B.................................................     429,170,453      625,714,322
    Class C.................................................      11,751,852        1,433,793
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................              --       15,045,166
    Class B.................................................              --      115,889,976
    Class C.................................................              --           44,608
                                                              --------------   --------------
                                                                 956,527,417    1,363,153,068
  Cost of shares redeemed:
    Class A.................................................    (470,068,895)    (528,505,344)
    Class B.................................................    (326,254,159)    (477,612,621)
    Class C.................................................        (428,559)          (3,507)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     159,775,804      357,031,596
                                                              --------------   --------------
      Net increase in net assets............................     395,235,906    1,063,504,828

NET ASSETS:
Beginning of period.........................................   3,149,460,421    2,085,955,593
                                                              --------------   --------------
End of period...............................................  $3,544,696,327   $3,149,460,421
                                                              ==============   ==============
Accumulated net investment loss at end of period............  $  (18,376,739)  $           --
                                                              ==============   ==============

-------
* Unaudited.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                             -----------------------------------------------------------------
                                                             Six months
                                                               ended                      Year ended December 31,
                                                              June 30,       -------------------------------------------------
                                                               1999+           1998          1997          1996         1995
                                                             ----------      --------      --------      --------      -------
Net asset value at beginning of period.................       $  48.74       $  36.60      $  30.56      $  25.90      $ 19.11
                                                              --------       --------      --------      --------      -------
Net investment income (loss) (a).......................          (0.12)         (0.14)        (0.16)        (0.08)        0.03
Net realized and unrealized gain (loss) on
  investments..........................................           3.87          14.42          7.48          5.05         6.81
                                                              --------       --------      --------      --------      -------
Total from investment operations.......................           3.75          14.28          7.32          4.97         6.84
                                                              --------       --------      --------      --------      -------
Less distributions:
  From net realized gain on investments................             --          (2.14)        (1.28)        (0.31)       (0.05)
                                                              --------       --------      --------      --------      -------
Net asset value at end of period.......................       $  52.49       $  48.74      $  36.60      $  30.56      $ 25.90
                                                              ========       ========      ========      ========      =======
Total investment return (b)............................           7.69%         39.24%        24.10%        19.16%       35.79%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).......................          (0.46%)++      (0.34%)       (0.48%)        (0.3%)        0.2%
    Expenses...........................................           1.20%++        1.23%         1.09%          1.1%         1.1%
    Net Expenses (after waiver)........................           1.01%++        1.04%         1.09%          1.1%         1.1%
Portfolio turnover rate................................             16%            29%           35%           16%          29%
Net assets at end of period (in 000's).................       $471,469       $394,848      $216,292      $126,958      $44,434

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Class B                                                     Class C
    ----------------------------------------------------------------------------------------   --------------------------
    Six Months                                                     September 1                 Six Months   September 1**
      ended                  Year ended December 31,                 through      Year ended     ended         through
     June 30,    -----------------------------------------------   December 31,   August 31,    June 30,    December 31,
      1999+         1998         1997         1996        1995        1994*          1994        1999+          1998
    ----------   ----------   ----------   ----------   --------   ------------   ----------   ----------   -------------
    $   47.54    $    36.02   $    30.25   $    25.77   $  19.11     $  19.93      $  19.47     $ 47.54        $36.15
    ----------   ----------   ----------   ----------   --------     --------      --------     -------        ------
        (0.29)        (0.45)       (0.34)       (0.22)     (0.08)       (0.03)        (0.12)      (0.29)        (0.10)
         3.73         14.11         7.39         5.01       6.79        (0.65)         1.13        3.73         13.63
    ----------   ----------   ----------   ----------   --------     --------      --------     -------        ------
         3.44         13.66         7.05         4.79       6.71        (0.68)         1.01        3.44         13.53
    ----------   ----------   ----------   ----------   --------     --------      --------     -------        ------
           --         (2.14)       (1.28)       (0.31)     (0.05)       (0.14)        (0.55)         --         (2.14)
    ----------   ----------   ----------   ----------   --------     --------      --------     -------        ------
    $   50.98    $    47.54   $    36.02   $    30.25   $  25.77     $  19.11      $  19.93     $ 50.98        $47.54
    ==========   ==========   ==========   ==========   ========     ========      ========     =======        ======
         7.24%        38.15%       23.45%       18.56%     35.11%       (3.40%)        5.36%       7.24%        37.66%
        (1.21%)++      (1.09%)      (1.00%)       (0.8%)     (0.4%)       (0.5%)++      (0.6%)    (1.21%)++     (1.09%)++
         1.95%++       1.98%        1.61%         1.6%       1.7%         1.8%++        1.8%       1.95%++       1.98%++
         1.76%++       1.79%        1.61%         1.6%       1.7%         1.8%++        1.8%       1.76%++       1.79%++
           16%           29%          35%          16%        29%          11%           31%         16%           29%
    $3,059,739   $2,753,012   $1,869,664   $1,342,578   $856,221     $499,133      $472,497     $13,488        $1,600

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter

Notes to Financial Statements unaudited

securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Capital Appreciation Fund

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 1999 the Manager earned $11,852,617 and waived $3,180,291 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $231,932 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $1,429,127 and $3,610, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $2,931,622.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $49,019 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $177,844 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $618,827 and $513,084, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

MainStay Capital Appreciation Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     Six months ended                 Period ended
                                                      June 30, 1999+               December 31, 1998
                                                ---------------------------   ----------------------------
                                                Class A   Class B   Class C   Class A   Class B   Class C*
                                                -------   -------   -------   -------   -------   --------
Shares sold...................................  10,282     8,774      240      14,362    15,214      33
Shares issued in reinvestment of
  distributions...............................      --        --       --         321     2,531       1
                                                ------    ------      ---     -------   -------      --
                                                10,282     8,774      240      14,683    17,745      34
Shares redeemed...............................  (9,400)   (6,669)      (9)    (12,493)  (11,731)     --
                                                ------    ------      ---     -------   -------      --
Net increase..................................     882     2,105      231       2,190     6,014      34
                                                ======    ======      ===     =======   =======      ==

-------
+ Unaudited.
* First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     CAPITAL APPRECIATION FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Capital Appreciation. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA05-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              $10,000 Invested in the MainStay
                                                              Convertible Fund versus First Boston
                                                              Convertible Securities Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      3

                                                              Portfolio Management Discussion and
                                                                Analysis                                  4
                                                              Year-by-Year and Six-Month Performance      5
                                                              Returns and Lipper Rankings                 7
                                                              Portfolio of Investments                    8
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              22
                                                              The MainStay Funds                         29

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Convertible Fund versus First Boston
Convertible Securities Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 0.66%, 5 Year 10.84%, 10 Year 12.49%

                                                                            FIRST BOSTON CONVERTIBLE
PERIOD END                                      MAINSTAY CONVERTIBLE FUND       SECURITIES INDEX*              INFLATION+
----------                                      -------------------------   ------------------------           ----------
6/89                                                     9450.00                    10000.00                    10000.00
6/90                                                     9577.00                    10386.00                    10467.00
6/91                                                    10610.00                    10969.00                    10959.00
6/92                                                    13330.00                    13259.00                    11298.00
6/93                                                    16809.00                    16004.00                    11637.00
6/94                                                    18323.00                    16263.00                    11926.00
6/95                                                    21164.00                    18948.00                    12289.00
6/96                                                    24161.00                    21554.00                    12627.00
6/97                                                    27149.00                    24552.00                    12917.00
6/98                                                    30459.00                    28173.00                    13134.00
6/99                                                    32444.00                    31939.00                    13277.00

CLASS B AND CLASS C SHARES

Class B SEC Returns: 1 Year 0.77%, 5 Year 11.21%, 10 Year 12.81%
Class C SEC Returns: 1 Year 4.77%, 5 Year 11.47%, 10 Year 12.81%

                                                                            FIRST BOSTON CONVERTIBLE
PERIOD END                                      MAINSTAY CONVERTIBLE FUND       SECURITIES INDEX*              INFLATION+
----------                                      -------------------------   ------------------------           ----------
6/89                                                    10000.00                    10000.00                    10000.00
6/90                                                    10135.00                    10386.00                    10467.00
6/91                                                    11227.00                    10969.00                    10959.00
6/92                                                    14106.00                    13259.00                    11298.00
6/93                                                    17788.00                    16004.00                    11637.00
6/94                                                    19389.00                    16263.00                    11926.00
6/95                                                    22332.00                    18948.00                    12289.00
6/96                                                    25334.00                    21554.00                    12627.00
6/97                                                    28316.00                    24552.00                    12917.00
6/98                                                    31548.00                    28173.00                    13134.00
6/99                                                    33367.00                    31939.00                    13277.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million. Securities in the Fund will not precisely match those in the index and so, performance of the Fund will differ. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Convertible securities are typically correlated with the small- and mid-cap stock and high-yield bond markets. In the first half of 1999, a rebounding global economy, solid domestic economic growth, tame inflation, and strong earnings moved most stocks higher. While stocks of the largest of the large-capitalization companies continued to enjoy high prices and strong performance, the valuation disparity between these stocks and the rest of the market narrowed somewhat in April, when value stocks and the small-cap market dramatically outperformed. In the second quarter of 1999, the Russell 2000 Index(1) rose 15.55%.

During the first half of the year, the difference in yield between high-yield bonds and Treasury securities narrowed enough for the high-yield market to show a positive total return even as interest rates rose. With both the equity and income portions of the convertible equation showing positive results, the first half of 1999 was a strong period for most investors in convertible securities.

RESULTS AHEAD OF THE AVERAGE PEER FUND

For the six months ended June 30, 1999, the MainStay Convertible Fund returned 12.77% for Class A shares and 12.42% for Class B and Class C shares, excluding all sales charges. All share classes outpaced the average Lipper(2) convertible fund, which returned 11.01% during the first half of 1999, and the First Boston Convertible Securities Index,(3) which returned 8.43% for the same period.

The primary reason for the Fund's strong performance during the six months ended June 30, 1999, was its individual security selection. One of the Fund's largest holdings was United Globalcom, an international cable systems operator, which rose 250% after offering a portion of its European operations to the public and receiving a substantial investment from Microsoft. Unisys, another of the Fund's large holdings, advanced on continuing demand for its systems integration, maintenance, and network services, and the company's securities contributed positively to the Fund's performance.

TAKING PROFITS, FACING CHALLENGES

Our investment disciplines include setting specific price targets for the Fund's investments. As a result, we took profits for the Fund in a number of securities that participated in the market rise caused by the Federal Reserve Board action and general economic trends. In April, evidence of an improving global economy caused cyclical stocks to rise and we used the opportunity to sell half of the Fund's International Paper holdings at a substantial gain, with a positive impact on performance. We also sold the Fund's holdings in United Globalcom and reduced its position in Xilinx, Inc. at a profit when their stock prices rose in June.

The Fund's other top-performing securities in the first half of 1999 were Lodgian and BEA Software. Lodgian is a hotel company that had suffered last summer due to high leverage, but steadily recovered as liquidity concerns abated. BEA Software specializes in software that helps corporations integrate different computer


-------
(1) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains.

(2) See page 7 for additional information about Lipper, Inc.

(3) See page 3 for additional information about the First Boston Convertible Securities Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

Period End                                                                  Total Return %
----------                                                                  --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                            -6.70
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
6/99                                                                             12.77

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 7 for more information on performance.

CLASS B AND CLASS C SHARES

Period end                                                                  Total Return %
----------                                                                  --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                            -6.70
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
6/99                                                                             12.42

Past performance is no guarantee of future results. Class C returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 7 for more information on performance.


applications. Strong performance over two quarters helped investors set aside earlier year-2000 concerns, and the value of the Fund's position rose sharply, contributing positively to performance.

System Software Associates, on the other hand, is an enterprise resource planning company that suffered from year-2000 concerns. Although this security had a negative impact on the Fund's performance in the first half of the year, we believe the company's prospects will improve as we round the end of the century. Sun Healthcare is a nursing-home company that had a negative impact on performance when the com-pany was more severely impacted by a change in government reimbursement policies than we had anticipated.

SHIFTING ALLOCATIONS

During the first half of 1999, our security selection process led us to increase the Fund's weighting in the energy sector, mainly in exploration and production companies and oil-services stocks. Given drilling and production slowdowns over the past year, we believed natural-gas prices would trend higher, and much higher if we were to experience a normal or chilly winter. In either case, we believed exploration and production and service companies would be the prime beneficiaries.

The Fund continued to move away from highly valued momentum issues during the reporting period. Generally speaking, as the price of a convertible security rises, the security tends to take on greater risk and perform more like an equity security than a bond. During the first half of the year, many convertible issues rose well above their conversion price, leading us to believe that neither the stock nor the convertible securities would offer investors much downside protection.

LOOKING AHEAD

In selecting investments for the Fund, we prefer to look for securities that may participate in rising markets and may decline less than the market when it falls. Given the high valuations of premier large-capitalization growth stocks at the end of the reporting period, we anticipate continued migration to small- and mid-cap issuers for the next several months. Since our experience has shown that these are the companies most likely to issue convertible securities, we believe there may be positive prospects on the horizon. Whatever the markets may bring, the Fund will continue to seek capital appreciation together with current income.

Thomas Wynn
Portfolio Manager
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                      LIFE OF FUND
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/99
Class A             6.52%      12.11%      13.13%         10.38%
Class B             5.77%      11.47%      12.81%         10.14%
Class C             5.77%      11.47%      12.81%         10.14%

   FUND SEC RETURNS*

                                                       LIFE OF FUND
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/99
Class A             0.66%      10.84%       12.49%          9.90%
Class B             0.77%      11.21%       12.81%         10.14%
Class C             4.77%      11.47%       12.81%         10.14%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                       LIFE OF FUND
                 1 YEAR      5 YEARS     10 YEARS     THROUGH 6/30/99
Class A         33 out of   n/a         n/a              18 out of
                56 funds                                 29 funds
Class B         37 out of   22 out of   7 out of          4 out of
                56 funds    27 funds    17 funds          7 funds
Class C         n/a         n/a         n/a              n/a
Average Lipper
convertible
securities
fund               8.78%       13.96%      11.59%           9.15%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

         NAV 6/30/99   INCOME    CAPITAL GAINS
Class A    $13.81      $0.2637      $0.0000
Class B    $13.82      $0.2125      $0.0000
Class C    $13.82      $0.2125      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Convertible Fund

                                 Principal
                                  Amount            Value
                                -----------------------------
CONVERTIBLE SECURITIES (76.2%)+
BONDS (41.1%)
ADVERTISING (0.6%)
Interpublic Group Cos., Inc.
 1.87%, due 6/1/06 (c)........  $4,000,000       $  3,625,000
                                                 ------------

AUTO PARTS (1.8%)
Mark IV Industries, Inc.
 4.75%, due 11/1/04...........     350,000            309,750
 4.75%, due 11/1/04 (c).......   4,150,000          3,672,750
MascoTech, Inc.
 4.50%, due 12/15/03..........   9,200,000          7,475,000
                                                 ------------
                                                   11,457,500
                                                 ------------
BANKS (1.5%)
Mitsubishi Bank Limited
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02..........   8,350,000          9,414,625
                                                 ------------

CABLE (1.1%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06...........   6,500,000          6,662,500
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (2.9%)
Applied Magnetics Corp.
 7.00%, due 3/15/06 (c).......   6,575,000          1,956,062
Cirrus Logic, Inc.
 6.00%, due 12/15/03..........     200,000            138,000
Citrix Systems, Inc.
 (zero coupon), due 3/22/19
 (c)..........................     500,000            223,750
Comverse Technology, Inc.
 4.50%, due 7/1/05............   2,000,000          3,747,500
Conexant Systems, Inc.
 4.25%, due 5/1/06 (c)........   1,000,000          1,406,250
Integrated Process Equipment
 Corp.
 6.25%, due 9/15/04...........   2,300,000          1,779,625
LSI Logic Corp.
 4.25%, due 3/15/04 (c).......   2,000,000          3,250,000
PLATINUM Technology
 International, Inc.
 6.25%, due 12/15/02..........   3,000,000          2,996,250
Xerox Credit Corp.
 Series E
 2.875%, due 7/1/02...........   2,500,000          3,068,750
                                                 ------------
                                                   18,566,187
                                                 ------------

----------
 +  Percentages indicated are based on Fund net assets.

                                 Principal
                                  Amount            Value
                                -----------------------------

DOMESTIC OILS (0.4%)
Texaco Capital, Inc.
 3.50%, due 8/5/04 (d)........  $2,550,000       $  2,588,250
                                                 ------------

DRUGS (2.5%)
Alza Corp.
 5.00%, due 5/1/06............   5,000,000          6,950,000
Centocor, Inc.
 4.75%, due 2/15/05...........   2,000,000          2,220,000
Chiron Corp.
 1.90%, due 11/17/00 (c)......   2,000,000          1,937,500
Roche Holdings, Inc.
 Series DTC
 (zero coupon),
 due 4/20/10 (c)(e)...........   8,600,000          4,869,750
                                                 ------------
                                                   15,977,250
                                                 ------------

ENERGY (0.6%)
PennzEnergy Co.
 4.95%, due 8/15/08...........   3,910,000          3,988,200
                                                 ------------

FINANCE (0.2%)
Belgelec Finance S.A.
 1.50%, due 8/4/04 (c)........  E 1,173,480         1,151,477
Cityscape Financial Corp.
 6.00%, due 5/1/06 (f)(g).....  $  500,000              1,875
                                                 ------------
                                                    1,153,352
                                                 ------------

FINANCIAL SERVICES (1.9%)
Berkshire Hathaway, Inc.
 1.00%, due 12/2/01...........   2,805,000          5,957,119
Salomon Smith Barney Holdings,
 Inc.
 0.25%, due 6/15/06...........   5,950,000          6,619,375
                                                 ------------
                                                   12,576,494
                                                 ------------

FOOD, BEVERAGES & TOBACCO (0.3%)
Chock Full O' Nuts Corp.
 7.00%, due 4/1/12............   1,700,000          2,156,875
                                                 ------------

HEALTH CARE (2.7%)
Elan Finance Corp. Ltd.
 (zero coupon),
 due 12/14/18 (c)(e)..........   9,100,000          4,652,375
PhyCor, Inc.
 4.50%, due 2/15/03...........   6,800,000          5,117,000
Veterinary Centers of America,
 Inc.
 5.25%, due 5/1/06............   4,562,000          3,284,640
Wellpoint Health Networks,
 Inc.
 (zero coupon), due 7/2/19....   6,000,000          4,230,000
                                                 ------------
                                                   17,284,015
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                 Principal
                                  Amount            Value
                                -----------------------------
BONDS (CONTINUED)

INDUSTRIAL (0.9%)
Thermo Instrument Systems,
 Inc.
 Series RG
 4.00%, due 1/15/05...........  $6,750,000       $  5,585,625
                                                 ------------

LEISURE (0.9%)
Learning Co.
 5.50%, due 11/1/00...........   6,000,000          5,895,000
                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Thermo Fibertek, Inc.
 4.50%, due 7/15/04 (c).......   3,000,000          2,520,000
                                                 ------------

PERSONNEL SERVICES (0.3%)
Personnel Group of America,
 Inc.
 5.75%, due 7/1/04............   2,000,000          1,695,000
                                                 ------------

PUBLISHING (4.6%)
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (e)..........................  15,000,000          8,362,500
News America Holdings, Inc.
 (zero coupon), due 3/11/13
 (e)..........................   5,850,000          4,285,125
World Color Press, Inc.
 6.00%, due 10/1/07...........  17,950,000         16,985,187
                                                 ------------
                                                   29,632,812
                                                 ------------
REAL ESTATE (0.7%)
Macerich Co. (The)
 Series BREG
 7.25%, due 12/15/02 (d)......   2,340,000          2,199,600
 7.25%, due 12/15/02 (c)......   2,591,000          2,435,540
                                                 ------------
                                                    4,635,140
                                                 ------------

RESTAURANTS & LODGING (0.0%) (b)
Boston Chicken, Inc.
 (zero coupon),
 due 6/1/15 (e)(g)............  18,100,000             90,500
                                                 ------------

RETAIL (1.4%)
Amazon.com, Inc.
 4.75%, due 2/1/09 (c)........   3,500,000          3,395,000
Home Depot, Inc.
 3.25%, due 10/1/01...........   1,260,000          3,524,850
Office Depot, Inc.
 (zero coupon), due 11/1/08
 (e)..........................   2,250,000          1,895,625
                                                 ------------
                                                    8,815,475
                                                 ------------

                                 Principal
                                  Amount            Value
                                -----------------------------

SEMICONDUCTORS (3.9%)
Amkor Technologies, Inc.
 5.75%, due 5/1/03............  $7,950,000       $  7,959,938
Cypress Semiconductor Corp.
 6.00%, due 10/1/02...........   6,798,000          6,636,547
S3, Incorporated
 5.75%, due 10/1/03...........   6,765,000          5,733,338
Sanmina Corp.
 4.25%, due 5/1/04 (c)........   2,000,000          2,195,000
Taiwan Semiconductor Mfg Co.,
 Ltd.
 (zero coupon), due 7/3/02
 (e)..........................   2,000,000          2,620,000
                                                 ------------
                                                   25,144,823
                                                 ------------

SERVICES (1.4%)
CUC International, Inc.
 3.00%, due 2/15/02...........   5,350,000          5,136,000
Metamor Worldwide, Inc.
 2.94%, due 8/15/04...........   4,950,000          4,015,687
                                                 ------------
                                                    9,151,687
                                                 ------------

SOFTWARE (2.4%)
Baan Co. N.V.
 4.50%, due 12/15/01 (h)......   2,750,000          2,523,125
BEA Systems, Inc.
 4.00%, due 6/15/05...........   6,050,000          7,244,875
Safeguard Scientifics, Inc.
 5.00%, due 6/15/06 (c).......   4,000,000          4,100,000
System Software Associates,
 Inc.
 7.00%, due 9/15/02...........   4,650,000          1,627,500
                                                 ------------
                                                   15,495,500
                                                 ------------

STEEL, ALUMINUM & OTHER METALS (1.0%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05..........  10,150,000          6,191,500
                                                 ------------

TECHNOLOGY (1.9%)
Adaptec, Inc.
 4.75%, due 2/1/04............   5,600,000          5,404,000
ASE Test Ltd.
 1.00%, due 7/1/04 (c)........   6,850,000          6,884,250
                                                 ------------
                                                   12,288,250
                                                 ------------

TELECOMMUNICATION EQUIPMENT (0.9%)
DSC Communications Corp.
 7.00%, due 8/1/04............   4,000,000          4,160,000
World Access, Inc.
 4.50%, due 10/1/02...........   2,500,000          1,709,375
                                                 ------------
                                                    5,869,375
                                                 ------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                 Principal
                                  Amount            Value
                                -----------------------------
BONDS (CONTINUED)

TELECOMMUNICATION SERVICES (3.9%)
Bell Atlantic Financial
 Services, Inc.
 4.25%, due 9/15/05 (c).......  $4,900,000       $  5,028,625
Gilat Satellite Networks Ltd.
 6.50%, due 6/3/04 (h)........   2,725,000          3,750,881
Global TeleSystems Group
 5.75%, due 7/1/10............   1,700,000          2,692,681
ITC Deltacom, Inc.
 4.50%, due 5/15/06 (c).......   3,000,000          3,682,500
Nextel Communications, Inc.
 4.75%, due 7/1/07 (c)........   3,250,000          3,952,813
NTL, Inc.
 7.00%, due 12/15/08 (c)......     675,000          1,069,875
Telefonos de Mexico, S.A.
 4.25%, due 6/15/04 (h).......   4,500,000          4,646,250
                                                 ------------
                                                   24,823,625
                                                 ------------
Total Convertible Bonds
 (Cost $263,408,121)..........                    263,284,560
                                                 ------------
                                  Shares
                                -----------
PREFERRED STOCKS (35.1%)

AUTO PARTS (0.7%)
Tower Automotive Capital Trust
 6.75%........................      91,000          4,618,250
                                                 ------------

BIOTECHNOLOGY (0.2%)
Alkermes, Inc.
 6.50%........................      25,000          1,175,000
                                                 ------------

BUILDING MATERIALS (0.4%)
Owens Corning Capital L.L.C
 6.50% (c)....................      50,000          2,387,500
                                                 ------------

CABLE (2.7%)
United International Holdings,
 Inc.
 4.00%, Series A (i)..........      22,000         16,962,000
                                                 ------------
CAPITAL GOODS (0.2%)
Owens-Illinois, Inc.
 4.75%........................      25,000          1,093,750
                                                 ------------

                                  Shares            Value
                                -----------------------------
CHEMICALS (0.4%)
Merrill Lynch & Co., Inc.
 6.25%, Series IGL (j)........      38,800       $    792,975
Monsanto Co.
 6.50%........................      50,000          2,006,250
                                                 ------------
                                                    2,799,225
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (1.1%)
Unisys Corp.
 $3.75, Series A..............     104,003          6,773,195
                                                 ------------

COMPUTER SOFTWARE & SERVICES (4.0%)
Microsoft Corp.
 $2.196, Series A.............     255,000         25,484,063
                                                 ------------

CONSUMER SERVICES (0.7%)
Carriage Services Capital
 Trust
 7.00% (c)....................      80,000          4,450,000
                                                 ------------

CONTAINERS (0.4%)
Sealed Air Corp.
 $2.00, Series A..............      43,000          2,687,500
                                                 ------------

DOMESTIC OIL & GAS (0.9%)
Apache Corp.
 6.50% (k)....................     150,000          5,550,000
                                                 ------------

ENERGY (1.0%)
Chesapeake Energy Corp.
 7.00% (c)....................      30,000            780,000
Unocal Corp.
 6.25%........................     105,900          5,903,925
                                                 ------------
                                                    6,683,925
                                                 ------------
ENTERTAINMENT (1.1%)
Seagram Co. Ltd.
 7.50%........................     140,000          6,938,750
                                                 ------------

FOOD (0.6%)
Suiza Capital Trust II
 5.50%........................     103,000          3,914,000
                                                 ------------

FOOD, BEVERAGES & TOBACCO (0.9%)
Chiquita Brands International,
 Inc.
 $2.875, Series A.............      98,500          3,398,250
 $3.75, Series B..............      49,900          2,095,800
                                                 ------------
                                                    5,494,050
                                                 ------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Shares            Value
                                -----------------------------
PREFERRED STOCKS (CONTINUED)

HEALTH CARE (0.2%)
Owens & Minor Trust I
 5.375%, Series A.............      34,300       $  1,243,375
Sun Financing I
 7.00% (c)(l).................     240,000             90,000
                                                 ------------
                                                    1,333,375
                                                 ------------
HOME BUILDING (0.1%)
Kaufman & Broad Home Corp.
 8.25%........................     100,000            812,500
                                                 ------------
INTERNATIONAL OILS (0.3%)
Pogo Trust I
 6.50%, Series A..............      35,000          1,765,312
                                                 ------------
MACHINERY (0.2%)
Ingersoll-Rand Co.
 6.75%........................      44,100          1,323,000
                                                 ------------

MINING (0.1%)
Freeport McMoRan Copper &
 Gold, Inc.
 7.00% (m)....................      18,000            337,500
                                                 ------------

NATURAL GAS PIPELINES (1.0%)
El Paso Energy Capital Trust I
 4.75%........................     130,600          6,464,700
                                                 ------------

OIL SERVICES (1.6%)
Weatherford International,
 Inc.
 5.00%........................     187,300          7,164,225
 5.00% (c)....................      80,000          3,060,000
                                                 ------------
                                                   10,224,225
                                                 ------------
PAPER & FOREST PRODUCTS (2.1%)
International Paper Co.
 5.25% (d)....................     252,600         13,640,400
                                                 ------------
PUBLISHING (1.2%)
Tribune Co.
 2.00%........................      20,000          2,495,000
 6.25% (q)....................     183,000          5,146,875
                                                 ------------
                                                    7,641,875
                                                 ------------

RAILROADS (0.7%)
Canadian National Railway Co.
 5.25%........................      88,500          4,734,750
                                                 ------------

                                  Shares            Value
                                -----------------------------

REAL ESTATE (3.7%)
Archstone Communities Trust
 $1.75, Series A..............      46,700       $  1,389,325
Equity Office Properties Trust
 5.25%, Series B..............      95,000          4,061,250
General Growth Properties,
 Inc.
 7.25% (n)(o).................     460,000         11,040,000
Lodgian Capital Trust I
 7.00% (c)(p).................     273,000          7,098,000
                                                 ------------
                                                   23,588,575
                                                 ------------
RECREATION & ENTERTAINMENT (1.5%)
Comcast Corp.
 $3.35 (q)....................     112,400          9,736,650
                                                 ------------

RESTAURANTS (0.2%)
Wendy's Financing I
 5.00%, Series A (r)..........      25,000          1,512,500
                                                 ------------

RETAIL (0.9%)
CVS Auto Exchange Trust
 6.00%........................      37,100          3,380,738
K-Mart Financing I
 7.75%........................      45,000          2,632,500
                                                 ------------
                                                    6,013,238
                                                 ------------
SPECIALIZED SERVICES (0.6%)
Cendant Corp.
 7.50%........................     112,500          3,874,219
                                                 ------------

STEEL, ALUMINUM & OTHER METALS (2.1%)
Bethlehem Steel Corp.
 $3.50 (c)....................     240,000          8,640,000
Timet Capital Trust I
 6.625%.......................      35,000            927,500
WHX Corp.
 $3.75, Series B..............     123,200          3,957,800
                                                 ------------
                                                   13,525,300
                                                 ------------
TELECOMMUNICATION EQUIPMENT (0.1%)
Loral Space & Communications
 Ltd.
 6.00%, Series C..............      15,800            801,850
                                                 ------------

TELECOMMUNICATION SERVICES (2.6%)
Adelphia Communications Corp.
 5.50%, Series D..............      17,000          3,274,625
Global TeleSystems Group, Inc.
 7.25% (c)(s).................      25,000          1,662,500
Metromedia International Group
 7.25%........................      44,000          1,534,500
Omnipoint Corp.
 7.00% (t)....................      50,000          2,725,000



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  Shares            Value
                                -----------------------------
PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATION SERVICES (CONTINUED)
Winstar Communications, Inc.
 7.25%, Series F (c)..........       7,650       $  7,554,375
                                                 ------------
                                                   16,751,000
                                                 ------------
TRANSPORTATION (0.3%)
Union Pacific Capital Trust
 6.25%........................      39,300          2,073,075
                                                 ------------
UTILITY (0.3%)
National Grid Group, PLC
 6.00%........................      75,000          1,790,625
                                                 ------------
Total Preferred Stocks
 (Cost $218,066,275)..........                    224,955,877
                                                 ------------
Total Convertible Securities
 (Cost $481,474,396)..........                    488,240,437
                                                 ------------

                                 Principal
                                  Amount
                                -----------
CORPORATE BONDS (0.3%)

BANKS (0.2%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (f)......  $4,500,000          1,170,000
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Businessland, Inc.
 5.50%, due 3/1/07............   1,936,000            677,600
                                                 ------------
FINANCE (0.0%) (B)
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (f).......   1,000,000            120,000
                                                 ------------

HOUSING (0.0%) (B)
UDC Homes, Inc.
 Series C (zero coupon), due
 11/1/00 (g)(u)...............      18,799                  2
                                                 ------------
Total Corporate Bonds
 (Cost $5,291,663)............                      1,967,602
                                                 ------------

                                  Shares            Value
                                -----------------------------
COMMON STOCKS (17.0%)

BANKS (0.2%)
Bank of New York Co., Inc.
 (The)........................      30,000       $  1,100,625
                                                 ------------

BUILDING MATERIALS (0.4%)
Masco Corp. ..................      78,800          2,275,350
                                                 ------------

CHEMICALS (0.4%)
RPM, Inc. of Ohio.............     177,078          2,512,294
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT
(1.9%)
BMC Software, Inc. (a)........      60,000          3,240,000
Comdisco, Inc. ...............     170,000          4,356,250
Oracle Corp. (a)..............      30,000          1,113,750
Trikon Technologies, Inc.
 (a)..........................   3,387,828            440,418
Unisys Corp. (a)..............      79,204          3,084,006
                                                 ------------
                                                   12,234,424
                                                 ------------
DOMESTIC OIL & GAS (0.7%)
Enron Oil & Gas Co. ..........     160,600          3,252,150
Tesoro Petroleum Corp. (a)....      90,100          1,435,969
                                                 ------------
                                                    4,688,119
                                                 ------------
DOMESTIC OILS (0.4%)
Santa Fe Energy Resources,
 Inc. (a).....................     313,360          2,389,370
                                                 ------------

DRUGS (0.9%)
Bristol-Myers Squibb Co. .....      20,000          1,408,750
Merck & Co., Inc. ............      20,000          1,480,000
Pfizer, Inc. .................      10,000          1,097,500
Teva Pharmaceutical Industries
 Ltd. ADR (v).................      36,500          1,788,500
                                                 ------------
                                                    5,774,750
                                                 ------------
ELECTRIC UTILITIES (0.1%)
EL Paso Electric Co. (a)......      43,500            388,781
                                                 ------------
ELECTRICAL EQUIPMENT (1.4%)
Analog Devices, Inc. (a)......      65,000          3,262,187
Flextronics International Ltd.
 (a)..........................      52,500          2,913,750
General Instrument Corp.
 (a)..........................      20,000            850,000
Jabil Circuit, Inc. (a).......      50,000          2,256,250
                                                 ------------
                                                    9,282,187
                                                 ------------
ENERGY (0.9%)
Burlington Resources, Inc.
 (a)..........................      20,000            865,000
Montana Power Co. (The).......      20,000          1,410,000
OGE Energy Corp. .............      37,500            890,625
Union Pacific Resources Group,
 Inc. ........................     165,500          2,699,719
Veritas DGC, Inc. (a).........       9,700            177,631
                                                 ------------
                                                    6,042,975
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Shares            Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

FINANCE (1.0%)
Everest Reinsurance Holdings,
 Inc. ........................      90,600       $  2,955,825
S&P 500 Depository Receipt....      25,000          3,423,048
                                                 ------------
                                                    6,378,873
                                                 ------------

FOOD (0.0%) (B)
SUPERVALU, Inc. ..............       3,500             89,906
                                                 ------------

GAS UTILITIES (0.1%)
Keyspan Energy Corp. .........      18,112            477,704
                                                 ------------

HEALTH CARE (1.2%)
Beverly Enterprises, Inc.
 (a)..........................     250,400          2,018,850
HEALTHSOUTH Corp. (a).........     350,000          5,228,125
Veterinary Centers of America,
 Inc. (a).....................      43,200            585,900
                                                 ------------
                                                    7,832,875
                                                 ------------
HOME BUILDING (0.0%) (B)
Centex Corp. .................       7,500            281,719
                                                 ------------
HOUSEHOLD PRODUCTS (0.2%)
Amway Japan Ltd. ADR (v)......     227,148          1,135,740
                                                 ------------
INSURANCE (0.9%)
American International Group,
 Inc. ........................      49,394          5,782,185
                                                 ------------

INTERNET (0.4%)
PSInet, Inc. .................      50,000          2,412,500
                                                 ------------
MEDICAL EQUIPMENT (0.3%)
Abgenix, Inc. (a).............      84,000          1,669,500
Boston Scientific Corp. (a)...       6,000            263,625
                                                 ------------
                                                    1,933,125
                                                 ------------

NATURAL GAS PIPELINES (0.4%)
Coastal Corp. (The)...........      12,000            480,000
Columbia Energy Group.........       4,300            269,556
MCN Energy Group, Inc. .......     100,000          2,106,250
                                                 ------------
                                                    2,855,806
                                                 ------------

                                   Shares            Value
                                 -----------------------------
OIL SERVICES (1.1%)
Amerada Hess Corp. ............      36,800       $  2,189,600
Baker Hughes, Inc. ............      20,000            670,000
BJ Services Co. (a)............      45,000          1,324,688
Cooper Cameron Corp. (a).......      10,000            370,625
Halliburton Co. ...............      50,000          2,262,500
                                                  ------------
                                                     6,817,413
                                                  ------------

PAPER & FOREST PRODUCTS (0.1%)
Repap Enterprises, Inc.
 (a)(w)........................   9,294,809            533,881
                                                  ------------

POLLUTION & RELATED (0.0%) (b)
Browning Ferris Industries,
 Inc. .........................       6,000            258,000
                                                  ------------

REAL ESTATE (1.3%)
Equity Office Properties
 Trust.........................      62,000          1,588,750
Highwoods Properties, Inc. ....     101,300          2,779,419
Meditrust Corp. ...............       6,000             78,375
Simon Property Group, Inc. ....      89,200          2,263,450
Spieker Properties, Inc. ......      43,000          1,671,625
                                                  ------------
                                                     8,381,619
                                                  ------------

RECREATION & ENTERTAINMENT (0.1%)
Alliance Gaming Corp. (a)......     110,898            415,867
                                                  ------------

RESTAURANTS (0.2%)
Wendy's International, Inc. ...      36,000          1,019,250
                                                  ------------

RETAIL (0.4%)
Amazon.com, Inc. (a)...........       3,100            387,887
Bed Bath & Beyond, Inc. (a)....      30,000          1,155,000
Borders Group, Inc. (a)........      70,000          1,106,875
                                                  ------------
                                                     2,649,762
                                                  ------------

SEMICONDUCTORS (0.5%)
Xilinx, Inc. (a)...............      54,516          3,121,041
                                                  ------------

STEEL, ALUMINUM & OTHER METALS (0.2%)
National Steel Corp. Class B...      60,000            502,500
Worthington Industries,
 Inc. .........................      36,700            603,256
                                                  ------------
                                                     1,105,756
                                                  ------------

TELECOMMUNICATION SERVICES (1.2%)
Adelphia Communications Corp.
 Class A (a)...................      40,000          2,545,000
Amdocs Ltd. ...................     100,000          2,225,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  Shares            Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

TELECOMMUNICATION SERVICES (CONTINUED)
Intermedia Communications,
 Inc. (a).....................      50,000       $  1,500,000
Rogers Communications, Inc.
 Class B (w)..................     108,000          1,725,694
                                                 ------------
                                                    7,995,694
                                                 ------------
TEXTILE & APPAREL (0.0%) (b)
Burlington Industries,
 Inc. ........................      28,200            255,563
                                                 ------------

TOBACCO (0.1%)
Philip Morris Companies,
 Inc. ........................      13,500            542,531
                                                 ------------
Total Common Stocks
 (Cost $107,320,229)..........                    108,965,685
                                                 ------------
PREFERRED STOCKS (0.8%)

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Trikon Technologies, Inc.
 8.125%, Series H (x).........     201,554            302,332
                                                 ------------

MINING (0.7%)
Freeport-McMoRan Copper &
 Gold, Inc. Series Silver
 (y)(z).......................     330,000          4,661,250
                                                 ------------
Total Preferred Stocks
 (Cost $6,309,328)............                      4,963,582
                                                 ------------

                                 Number of
                                 Contracts
                                -----------
PURCHASED PUT OPTIONS (0.6%)

CABLE (0.4%)
United International Holdings,
 Inc.
 Expire July 1999
 Strike Price $85.00..........         750          1,303,125
 Expire July 1999
 Strike Price $75.00..........       1,350            995,625
                                                 ------------
                                                    2,298,750
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
Applied Magnetics Corp.
 Expire July 1999
 Strike Price $6.00...........       1,071            307,912
                                                 ------------

                                 Number of
                                 Contracts          Value
                                -----------------------------

ENERGY (0.1%)
Unocal Corp.
 Expire August 1999
 Strike Price $48.00..........         472       $    395,300
                                                 ------------

PERSONNEL SERVICES (0.1%)
Metamor Worldwide, Inc.
 Expire July 1999
 Strike Price $32.00..........         412            327,046
                                                 ------------

PUBLISHING (0.0%) (b)
Jacor Communications, Inc.
 Expire August
 Strike Price $79.00..........          72             72,454
                                                 ------------

RETAIL (0.0%) (b)
Amazon.com, Inc.
 Expire August 1999
 Strike Price $135.00.........         150            148,125
                                                 ------------

STEEL, ALUMINUM & OTHER METALS (0.0%) (b)
Coeur d'Alene Mines Corp.
 Expire August 1999
 Strike Price $7.00...........         343             81,462
                                                 ------------
Total Purchased Put Options
 (Cost $4,007,747)............                      3,631,049
                                                 ------------

                                 Principal
                                  Amount
                                -----------
SHORT-TERM INVESTMENTS (4.5%)

COMMERCIAL PAPER (0.8%)
American Express Credit Corp.
 4.92%, due 7/7/99............  $5,000,000          4,995,900
                                                 ------------

INVESTMENT COMPANY (3.7%)
Merrill Lynch Premier
 Institutional Fund
 5.15%........................  24,161,668         24,161,668
                                                 ------------
Total Short-Term Investments
 (Cost $29,157,568)...........                     29,157,568
                                                 ------------
Total Investments
 (Cost $633,560,931) (aa).....        99.4%       636,925,923(bb)
Cash and Other Assets, Less
 Liabilities..................         0.6          4,002,296
                                -----------      ------------
Net Assets....................       100.0%      $640,928,219
                                ===========      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d) Eurobond-bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f)   Issue in default.
(g)   Issuer in bankruptcy.
(h)   Yankee bond.
(i)   Restricted security.
(j)   STRYPES-Structured Yield Product Exchangeable for IMC
      Global, Inc. common stock.
(k) Depository Shares-each share represents 0.02 shares of preferred stock.
(l)   TIPS-Trust Issued Preferred Stock.
(m) Depository Shares-each share represents 0.05 shares of step-up preferred stock.
(n)   PIERS-Preferred Income Equity Redeemable Stock.
(o) Depository Shares-each share represents 0.025 shares of 7.25% Preferred Income Equity Redeemable Stock, Series
      A.
(p)   CRESTS-Convertible Redeemable Equity Structured Trust
      Security.
(q)   PHONES-Participation Hybrid Option Note Exchangeable
      Security.
(r)   TECONS-Term Convertible Security.
(s) Depository Shares-each share represents 0.01 shares of preferred stock.
(t) Depository Shares-each share represents 0.05 shares of preferred stock.
(u)   Fair valued security.
(v)   ADR-American Depository Receipt.
(w)   Canadian security.
(x) PIK ("Payment in Kind")-interest or dividend payment is made with additional securities.
(y) Depository Shares-each share represents 0.025 shares of a share of silver denominated preferred stock.
(z)   Dividend equals U.S. dollar equivalent of 0.04125 oz.
      of silver per share.
(aa) The cost for Federal income tax purposes is $640,037,170.
(bb)  At June 30, 1999 net unrealized depreciation was
      $3,111,247, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $54,785,712 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $57,896,959.
(E)   Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $633,560,931).............................................       $636,925,923
Cash........................................................              7,290
Receivables:
  Investment securities sold................................         23,820,660
  Dividends and interest....................................          3,651,232
  Fund shares sold..........................................            469,644
  Unrealized appreciation on foreign currency forward
    contracts...............................................            188,555
                                                                   ------------
        Total assets........................................        665,063,304
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         16,911,419
  Fund shares redeemed......................................          1,220,280
  NYLIFE Distributors.......................................            502,695
  MainStay Management.......................................            386,078
  Custodian.................................................            106,102
  Transfer agent............................................             83,560
  Trustees..................................................              5,462
Accrued expenses............................................            218,049
Dividend payable............................................          4,701,440
                                                                   ------------
        Total liabilities...................................         24,135,085
                                                                   ------------
Net assets..................................................       $640,928,219
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     27,634
  Class B...................................................            436,210
  Class C...................................................                 43
Additional paid-in capital..................................        619,693,989
Accumulated undistributed net investment income.............            269,550
Accumulated undistributed net realized gain on
  investments...............................................         17,855,526
Accumulated net realized loss on foreign currency
  transactions..............................................           (908,280)
Net unrealized appreciation on investments..................          3,364,992
Net unrealized appreciation on foreign currency forward
  contracts.................................................            188,555
                                                                   ------------
Net assets..................................................       $640,928,219
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 38,170,451
                                                                   ============
Shares of beneficial interest outstanding...................          2,763,398
                                                                   ============
Net asset value per share outstanding.......................       $      13.81
Maximum sales charge (5.50% of offering price)..............               0.80
                                                                   ------------
Maximum offering price per share outstanding................       $      14.61
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $602,698,299
                                                                   ============
Shares of beneficial interest outstanding...................         43,620,991
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.82
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $     59,469
                                                                   ============
Shares of beneficial interest outstanding...................              4,303
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.82
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  7,130,800
  Interest..................................................     9,920,036
                                                              ------------
    Total income............................................    17,050,836
                                                              ------------
Expenses:
  Management................................................     2,352,929
  Distribution--Class B.....................................     2,306,507
  Distribution--Class C.....................................            51
  Service--Class A..........................................        48,112
  Service--Class B..........................................       768,860
  Service--Class C..........................................            17
  Transfer agent............................................       695,408
  Custodian.................................................        99,650
  Dividends on securities sold short........................        95,091
  Shareholder communication.................................        95,082
  Professional..............................................        67,704
  Recordkeeping.............................................        45,904
  Registration..............................................        17,287
  Trustees..................................................         9,822
  Miscellaneous.............................................        92,887
                                                              ------------
    Total expenses..........................................     6,695,311
                                                              ------------
Net investment income.......................................    10,355,525
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    54,174,701
  Securities sold short.....................................     9,727,046
  Option transactions.......................................   (30,652,324)
  Foreign currency transactions.............................      (908,280)
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    32,341,143
                                                              ------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    39,514,255
  Securities sold short and options written.................    (6,695,426)
  Foreign currency forward contracts........................     1,365,977
                                                              ------------
Net unrealized gain on investments and foreign currency
  transactions..............................................    34,184,806
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    66,525,949
                                                              ------------
Net increase in net assets resulting from operations........  $ 76,881,474
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                  ended        Year ended
                                                                June 30,      December 31,
                                                                  1999*           1998
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  10,355,525   $  25,482,513
  Net realized gain on investments..........................     54,174,701      36,017,831
  Net realized gain (loss) on short sale transactions.......      9,727,046      (9,323,900)
  Net realized loss on option transactions..................    (30,652,324)     (7,713,320)
  Net realized gain (loss) on foreign currency
    transactions............................................       (908,280)      1,539,153
  Net change in unrealized appreciation (depreciation) on
    security transactions...................................     39,514,255     (42,953,272)
  Net change in unrealized appreciation (depreciation) on
    securities sold short and options written...............     (6,695,426)      7,606,045
  Net change in unrealized appreciation (depreciation) on
    forward foreign currency contracts......................      1,365,977      (2,226,953)
                                                              -------------   -------------
  Net increase in net assets resulting from operations......     76,881,474       8,428,097
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (753,131)     (2,145,731)
    Class B.................................................     (9,592,146)    (25,154,338)
    Class C.................................................           (443)             (7)
  From net realized gain on investments:
    Class A.................................................             --      (2,062,425)
    Class B.................................................             --     (32,356,830)
    Class C.................................................             --             (20)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....    (10,345,720)    (61,719,351)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      1,994,863       7,399,467
    Class B.................................................     12,405,265      36,028,870
    Class C.................................................         62,758           1,293
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        372,458       3,886,678
    Class B.................................................      4,689,597      51,651,324
    Class C.................................................              8              18
                                                              -------------   -------------
                                                                 19,524,949      98,967,650
  Cost of shares redeemed:
    Class A.................................................    (10,488,866)    (30,109,058)
    Class B.................................................   (133,845,889)   (222,144,381)
    Class C.................................................         (4,923)           (907)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (124,814,729)   (153,286,696)
                                                              -------------   -------------
      Net decrease in net assets............................    (58,278,975)   (206,577,950)

NET ASSETS:
Beginning of period.........................................    699,207,194     905,785,144
                                                              -------------   -------------
End of period...............................................  $ 640,928,219   $ 699,207,194
                                                              =============   =============
Accumulated undistributed net investment income at end of
  period....................................................  $     269,550   $     259,745
                                                              =============   =============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                             --------------------------------------------------
                                                             Six months
                                                               ended             Year ended December 31,
                                                              June 30,    -------------------------------------
                                                               1999+       1998      1997      1996      1995
                                                             ----------   -------   -------   -------   -------
Net asset value at beginning of period.....................   $ 12.49     $ 13.53   $ 13.81   $ 13.45   $ 11.67
                                                              -------     -------   -------   -------   -------
Net investment income......................................      0.26        0.57      0.60      0.57      0.59
Net realized and unrealized gain (loss) on investments.....      1.31       (0.38)     0.91      1.02      2.14
Net realized and unrealized gain (loss) on foreign currency
  transactions.............................................      0.01       (0.02)     0.03      0.02     (0.00)(b)
                                                              -------     -------   -------   -------   -------
Total from investment operations...........................      1.58        0.17      1.54      1.61      2.73
                                                              -------     -------   -------   -------   -------
Less dividends and distributions:
  From net investment income...............................     (0.26)      (0.57)    (0.60)    (0.62)    (0.55)
  From net realized gain on investments....................        --       (0.64)    (1.22)    (0.63)    (0.40)
                                                              -------     -------   -------   -------   -------
Total dividends and distributions..........................     (0.26)      (1.21)    (1.82)    (1.25)    (0.95)
                                                              -------     -------   -------   -------   -------
Net asset value at end of period...........................   $ 13.81     $ 12.49   $ 13.53   $ 13.81   $ 13.45
                                                              =======     =======   =======   =======   =======
Total investment return (a)................................     12.77%       1.23%    11.36%    12.13%    23.72%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..................................      3.87%++     3.74%     4.10%      4.4%      4.9%
    Expenses...............................................      1.34%++     1.40%     1.45%      1.5%      1.5%
Portfolio turnover rate....................................       219%        347%      273%      296%      243%
Net assets at end of period (in 000's).....................   $38,170     $42,376   $64,246   $56,621   $26,836

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C Shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Class B                                                    Class C
     --------------------------------------------------------------------------------------   -------------------------
     Six months                                                   September 1,                Six months   September 1,
       ended               Year ended December 31,                  through      Year ended     ended        through
      June 30,    -----------------------------------------       December 31,   August 31,    June 30,    December 31,
       1999+        1998       1997       1996       1995            1994*          1994        1999+         1998**
     ----------   --------   --------   --------   --------       ------------   ----------   ----------   ------------
      $  12.49    $  13.52   $  13.80   $  13.45   $  11.67         $  12.83      $  13.92     $  12.49      $ 12.64
      --------    --------   --------   --------   --------         --------      --------     --------      -------
          0.21        0.46       0.51       0.48       0.51             0.19          0.50         0.21         0.26
          1.32       (0.37)      0.91       1.02       2.14            (0.71)         0.70         1.32         0.47
          0.01       (0.02)      0.03       0.02      (0.00)(b)           --         (0.01)        0.01         0.02
      --------    --------   --------   --------   --------         --------      --------     --------      -------
          1.54        0.07       1.45       1.52       2.65            (0.52)         1.19         1.54         0.75
      --------    --------   --------   --------   --------         --------      --------     --------      -------

         (0.21)      (0.46)     (0.51)     (0.54)     (0.47)           (0.21)        (0.49)       (0.21)       (0.26)
            --       (0.64)     (1.22)     (0.63)     (0.40)           (0.43)        (1.79)          --        (0.64)
      --------    --------   --------   --------   --------         --------      --------     --------      -------
         (0.21)      (1.10)     (1.73)     (1.17)     (0.87)           (0.64)        (2.28)       (0.21)       (0.90)
      --------    --------   --------   --------   --------         --------      --------     --------      -------
      $  13.82    $  12.49   $  13.52   $  13.80   $  13.45         $  11.67      $  12.83     $  13.82      $ 12.49
      ========    ========   ========   ========   ========         ========      ========     ========      =======
         12.42%       0.53%     10.67%     11.39%     23.02%           (4.09%)        8.95%       12.42%        6.06%

          3.12%++     2.99%      3.47%       3.8%       4.3%             4.8%++        3.5%        3.12%++      2.99%++
          2.09%++     2.15%      2.08%       2.1%       2.1%             1.9%++        1.9%        2.09%++      2.15%++
           219%        347%       273%       296%       243%              77%          269%         219%         347%
      $602,698    $656,831   $841,540   $797,243   $427,461         $180,304      $160,407     $     60      $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

High yield bonds may involve special risks not commonly associated with investment in higher rated debt securities. These bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National

Notes to Financial Statements unaudited

Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on

MainStay Convertible Fund

forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at June 30, 1999:

                                                              Contract      Contract
                                                               Amount        Amount      Unrealized
                                                                Sold       Purchased    Appreciation
                                                            ------------   ----------   ------------
Foreign Currency Sale Contract
Japanese Yen vs. U.S. Dollar, expiring 8/19/99............  Y617,600,001   $5,328,732   $   188,555
                                                                                        ===========

-------
Y Japanese Yen.

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at June 30, 1999:

                                              ACQUISITION                           6/30/99     PERCENT OF
             SECURITY                            DATE       SHARES      COST         VALUE      NET ASSETS
             --------                         -----------   ------   ----------   -----------   -----------
United International Holdings, Inc.
  4.00%, Series A
  Convertible Preferred Stock......              8/1/97     22,000   $2,996,957   $16,962,000      2.7%
                                                                     ==========   ===========      ====

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

MainStay Convertible Fund

The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the six months ended June 30, 1999 the Manager earned $2,352,929.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $9,220 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $857,403 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $695,408.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $10,171 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $45,904 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for Federal income tax purposes approximately $8,917,658 of qualifying realized capital losses and $122,805 of qualifying foreign exchange losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,357,338 and $1,463,561, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets

MainStay Convertible Fund

and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                          PERIOD ENDED
                                                    JUNE 30, 1999+                        DECEMBER 31, 1998
                                           ---------------------------------      ----------------------------------
                                           CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C*
                                           -------      -------      -------      -------      -------      --------
Shares sold..........................        149            941         4            545         2,621         --
Shares issued in reinvestment of
  dividends and distributions........         29            364        --(a)         301         4,032         --
                                            ----        -------        --         ------       -------        ---
                                             178          1,305         4            846         6,653         --
Shares redeemed......................       (808)       (10,265)       --(a)      (2,202)      (16,303)        --
                                            ----        -------        --         ------       -------        ---
Net increase (decrease)..............       (630)        (8,960)        4         (1,356)       (9,650)        --(a)
                                            ====        =======        ==         ======       =======        ===

-------
 +  Unaudited.
 *  First offered on September 1, 1998.
(a) Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     CONVERTIBLE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA06-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay High
                                                              Yield Corporate Bond Fund versus First
                                                              Boston High Yield Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                              Analysis                                    5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                    9
                                                              Financial Statements                       22
                                                              Notes to Financial Statements              28
                                                              The MainStay Funds                         38

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus First Boston
High Yield Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -1.28%, 5 Year 10.46%, 10 Year 10.60% [Class A Shares]

                           MAINSTAY HIGH YIELD     FIRST BOSTON HIGH
PERIOD END                 CORPORATE BOND FUND        YIELD INDEX*            INFLATION+
----------                 -------------------     -----------------          ----------
 6/89                          $   9550               $  10000               $  10000
 6/90                              8726                   9811                  10467
 6/91                              9482                  11350                  10959
 6/92                             12151                  14207                  11298
 6/93                             14497                  16617                  11637
 6/94                             15900                  17336                  11926
 6/95                             17872                  19503                  12289
 6/96                             20538                  21448                  12627
 6/97                             23787                  24594                  12917
 6/98                             26491                  27295                  13134
 6/99                             27385                  27063                  13277

CLASS B AND CLASS C SHARES Class B SEC Returns: 1 Year -2.37%, 5 Year 10.60%, 10
                           Year 10.80%
                           Class C SEC Returns: 1 Year 1.63%, 5 Year 10.86%, 10 Year 10.80%
[Class B Shares]

                      MAINSTAY HIGH YIELD        FIRST BOSTON HIGH YIELD
PERIOD END            CORPORATE BOND FUND                INDEX*                    INFLATION+
----------            -------------------        -----------------------           ----------
 6/89                     $  10000                     $  10000                    $  10000
 6/90                         9137                         9811                       10467
 6/91                         9929                        11350                       10959
 6/92                        12724                        14207                       11298
 6/93                        15180                        16617                       11637
 6/94                        16649                        17336                       11926
 6/95                        18657                        19503                       12289
 6/96                        21342                        21448                       12627
 6/97                        24532                        24594                       12917
 6/98                        27166                        27295                       13134
 6/99                        27880                        27063                       13277

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis



During the first six months of 1999, the high-yield market benefited from attractive valuations that drew capital from insurance firms, pension plans, and mutual funds. The result was increasing market liquidity, which was favorable for high-yield investors. Earlier concerns about a slowdown in economic growth appear to have faded, but default rates have increased, reaching 4% of issuers over the twelve months ended June 30, 1999.

RETURNS AHEAD OF THE AVERAGE PEER FUND

For the first six months of 1999, the MainStay High Yield Corporate Bond Fund returned 7.13% for Class A shares and 6.75% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(1) high current yield fund, which returned 3.56% during the first half of the year. It is worth noting that Morningstar(2) rated the MainStay High Yield Corporate Bond Fund Class B shares five stars overall as of June 30, 1999. The Fund's Class B shares received four stars for the three-year period and five stars for the five- and ten-year periods ended June 30, 1999, from among 1,543, 1,102, and 366 taxable bond funds, respectively.

The Fund performed strongly due to positive events affecting issuers and strategic security selection, particularly among issues with single-B ratings.(3) The Fund's top-performing securities benefited from favorable developments. UIH Australia/Pacific, Inc., the Fund's largest position, rose when its parent company, United International Holdings, Inc., announced an initial public offering. Pending or completed acquisitions positively impacted several holdings, including @Entertainment (being acquired by UIH), American Telecasting (being acquired by Sprint), and Nine West (acquired by Jones Apparel Group). Despite the Fund's limited equity exposure, its stock positions in United International Holdings, Quest Diagnostics, and Sappi also contributed positively to the Fund's performance for the six-month reporting period.

STRATEGIC DECISIONS

Early in the year, the Fund faced an illiquid high-yield market, with investors divided in their assessment of which portions of the high-yield market provided the best value. Many investors believed higher-quality high-yield issues provided the best opportunities, while many others focused primarily on lower-rated credits. Believing this division was a function of liquidity rather than an impending recession, we decided to overweight the Fund in single-B issues, which offered considerably higher yields at the time. Concentrating on credits with strong asset coverage and increasing free cash flow, the strategy contributed positively to the Fund's performance. As default rates continued to rise, however, we moved to a more neutral position by replacing lower-quality issues with higher-quality high-yield credits. At the end of June, we believed stronger credits offered more attractive yields on a risk-adjusted basis.

-------
(1) See page 8 for additional information about Lipper, Inc.

(2) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) and five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

(3) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD                                          TOTAL
 END                                           RETURN %
------                                         --------
 12/86                                            5.01
 12/87                                            0.19
 12/88                                           16.89
 12/89                                           -5.04
 12/90                                           -7.85
 12/91                                           32.27
 12/92                                           21.65
 12/93                                           21.65
 12/94                                            1.50
 12/95                                           20.28
 12/96                                           16.33
 12/97                                           12.20
 12/98                                            2.07
 6/99                                             7.13

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

PERIOD                                          TOTAL
 END                                           RETURN %
------                                         --------
 12/86                                            5.01
 12/87                                            0.19
 12/88                                           16.89
 12/89                                           -5.04
 12/90                                           -7.85
 12/91                                           32.27
 12/92                                           21.65
 12/93                                           21.65
 12/94                                            1.50
 12/95                                           19.71
 12/96                                           15.58
 12/97                                           11.55
 12/98                                            1.31
 6/99                                             6.75

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

Although duration(4) is not a primary consideration, the Fund generally maintained a market-neutral duration throughout the reporting period to avoid imbedding any bet on interest rates into the Fund's portfolio. Our neutral stance did not impact relative performance, but duration may become more important over time, as interest-rate volatility continues to impact the high-yield market.

SHIFTING POSITIONS AND SECTOR WEIGHTINGS

We continued to add to the Fund's position in MedPartners, a prescription benefit management services company, which had a positive impact on performance. Other significant health care holdings that contributed to the Fund's outperformance in the first half of the year were Magellan, Quest Diagnostics, Medaphis, and Team Health. Although

-------
(4) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

health care was the worst-performing high-yield sector for the first half of the year, careful security selection and down-playing long-term care helped the Fund's overweighted position have a positive impact on performance.

During the reporting period, we added to the Fund's already overweighted position in the cable and media sectors by adding to the Fund's holdings in UIH and NTL, Inc. At the same time, we eliminated the Fund's wireless holdings by selling CS Wireless, People's Choice TV, and American Telecasting. During the first half of the year, we also added to the Fund's overweighted position in utilities, with purchases of AES Eastern.

The Fund had an underweighted position in cyclicals, which are securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. This underweighted position detracted from performance during the first half of the year, as the paper and metals sectors outperformed. Given strong economic growth, we have added to the Fund's cyclical exposure with significant purchases, including: R&B Falcon, an oil services company; Lyondell Chemicals, a producer of commodity chemicals; Doman Industries, a forest products concern; and Kelley Oil and Gas, an exploration and production company.

As domestic high-yield securities became increasingly attractive during the first half of the year, we reduced the Fund's exposure to emerging markets and developed foreign markets outside Europe. We sold much of the Fund's position in First Pacific, a Hong Kong conglomerate, and reduced the Fund's position in Tokai Bank. Both positions contributed positively to the Fund's performance for the six months ended June 30, 1999.

LOOKING AHEAD

Our outlook for the high-yield market remains constructive as we continue to see values that we believe are attractive. As of June 30, 1999, we believed high- yield bonds presented attractive investment opportunities, with yields that were more than twice those available on ten-year Treasury bonds. Whatever the economy or markets may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities, with capital appreciation as a secondary objective.

Steven Tananbaum
Donald Morgan
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                                       LIFE OF FUND
                            1 YEAR        5 YEARS      10 YEARS      THROUGH 6/30/99
    Class A                  3.37%        11.49%        11.11%            10.37%
    Class B                  2.63%        10.86%        10.80%            10.14%
    Class C                  2.63%        10.86%        10.80%            10.14%

   FUND SEC RETURNS*

                                                                       LIFE OF FUND
                            1 YEAR        5 YEARS      10 YEARS      THROUGH 6/30/99
    Class A                 -1.28%        10.46%        10.60%             9.99%
    Class B                 -2.37%        10.60%        10.80%            10.14%
    Class C                  1.63%        10.86%        10.80%            10.14%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                    LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/99
    Class A              19 out of         n/a          n/a           5 out of
                         291 funds                                    113 funds
    Class B              30 out of     6 out of     6 out of          5 out of
                         291 funds     100 funds    55 funds          34 funds
    Class C                  n/a           n/a          n/a             n/a
    Average Lipper high
    current yield fund      -1.45%        8.52%        9.23%           8.87%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $7.72       $0.3504      $0.0000
    Class B     $7.71       $0.3222      $0.0000
    Class C     $7.71       $0.3222      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

Portfolio of Investments June 30, 1999 unaudited

                                 Principal
                                  Amount              Value
                               ---------------------------------
LONG-TERM BONDS (82.2%)+
ASSET-BACKED SECURITIES (1.7%)

ELECTRIC UTILITIES (1.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (c).......  $  19,080,000      $   18,746,100
 9.67%, due 1/2/29 (c).......     20,000,000          19,600,000
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02.........     12,935,210          13,600,662
 Series C-94
 10.33%, due 7/23/02.........      2,683,195           2,821,232
                                                  --------------
                                                      54,767,994
                                                  --------------
EQUIPMENT FINANCING (0.2%)
S-C Aircraft
 Series 1997-C
 11.00%, due 7/1/04 (c)(d)...      9,712,841           9,907,098
                                                  --------------
Total Asset-Backed Securities
 (Cost $65,480,220)..........                         64,675,092
                                                  --------------

CONVERTIBLE BONDS (3.8%)

CELLULAR TELEPHONE (0.8%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (c)(e)...      4,600,000           4,772,500
 2.50%, due 4/11/03 (e)......     22,314,000          23,150,775
                                                  --------------
                                                      27,923,275
                                                  --------------
CONGLOMERATES (1.0%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (e)......     25,500,000          25,563,750
Hutchison Delta Finance Ltd.
 7.00%, due 11/25/01 (e).....      9,250,000          10,545,000
                                                  --------------
                                                      36,108,750
                                                  --------------

DRUGS (0.0%) (B)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02..........      2,205,000           1,675,800
                                                  --------------

ELECTRONICS (0.1%)
Checkpoint Systems, Inc.
 5.25%, due 11/1/05..........      5,000,000           3,681,250
                                                  --------------

----------
 +  Percentages indicated are based on Fund net assets.


                                 Principal
                                  Amount              Value
                               ---------------------------------

FOOD, BEVERAGES & TOBACCO (0.1%)
Triarc Consumer Products
 Group, L.L.C.
 (zero coupon), due 2/9/18...  $  11,960,000      $    2,930,200
                                                  --------------

MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e).......      2,270,000           1,691,150
TVX Gold, Inc.
 5.00%, due 3/28/02..........      3,750,000           3,018,750
                                                  --------------
                                                       4,709,900
                                                  --------------

PAPER & FOREST PRODUCTS (0.2%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e).......      9,880,000           9,324,744
                                                  --------------

RESTAURANTS & LODGING (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04.........      3,663,000           2,802,195
                                                  --------------

TECHNOLOGY (1.2%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03.........     61,705,000          42,576,450
 6.00%, due 12/15/03 (c).....      5,000,000           3,450,000
                                                  --------------
                                                      46,026,450
                                                  --------------

TELECOMMUNICATION SERVICES (0.2%)
Technology Resources
 Industries Berhad
 (zero coupon), due
 10/31/04....................      5,690,000           4,267,500
 2.75%, due 11/28/04 (e).....      4,200,000           3,402,000
                                                  --------------
                                                       7,669,500
                                                  --------------
Total Convertible Bonds
 (Cost $142,203,233).........                        142,852,064
                                                  --------------

CORPORATE BONDS (58.1%)

ADVERTISEMENTS (0.2%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05..........      9,035,000           9,306,050
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

AEROSPACE (1.0%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06.........  $  17,175,000      $   18,033,750
 9.25%, due 12/1/06..........      4,300,000           4,450,500
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05..........     15,970,000          11,977,500
Sequa Corp.
 9.375%, due 12/15/03........      2,100,000           2,110,500
                                                  --------------
                                                      36,572,250
                                                  --------------

AIRLINES (0.1%)
Valujet, Inc.
 10.25%, due 4/15/01.........      5,750,000           4,887,500
                                                  --------------

AUTO MANUFACTURING (0.2%)
Titan Tire Corp.
 7.00%, due 2/11/00 (d)......      6,542,838           6,493,767
                                                  --------------

BANKS (2.8%)
B.F. Saul Real Estate
 Investment Trust, Series B
 9.75%, due 4/1/08...........     29,600,000          27,528,000
Fuji JGB Inv. L.L.C. Pfd.
 Series A
 9.87%, due 12/31/49
 10.8073%, beginning 6/30/08
 (c).........................      8,530,000           7,421,100
Local Financial Corp.
 11.00%, due 9/8/04..........     19,985,000          20,684,475
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 8.50%, beginning 1/15/02
 (f).........................        778,200             750,012
Tokai Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(e)......................     54,085,000          49,758,200
                                                  --------------
                                                     106,141,787
                                                  --------------

BROADCAST/MEDIA (0.1%)
Spanish Broadcasting System,
 Inc.
 Series B
 11.00%, due 3/15/04.........      3,000,000           3,210,000
                                                  --------------

BUILDING MAINTENANCE & SERVICES (0.4%)
Building One Services Corp.
 10.50%, due 5/1/09 (c)......     15,270,000          14,582,850
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

BUILDING MATERIALS (0.2%)
RH Cement Finance, PLC
 16.80%, due 3/10/00 (c).....  $   6,000,000      $    6,000,000
                                                  --------------

BUILDINGS (0.1%)
Standard Pacific Corp.
 8.50%, due 4/1/09...........      2,495,000           2,370,250
                                                  --------------

CABLE (6.7%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03...     43,290,000          27,705,600
Diamond Cable Communications,
 PLC
 (zero coupon), due 9/30/04
 13.25%, beginning 9/30/99...      8,000,000           8,390,000
NTL, Inc.
 Series A
 (zero coupon), due 4/15/05
 12.75%, beginning 4/15/00...     18,485,000          17,814,918
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03.....     17,640,000          12,083,400
 (zero coupon), due 2/1/06
 11.50%, beginning 2/1/01....      3,209,000           2,799,852
 (zero coupon), due 10/1/08
 12.375%, beginning
 10/1/03.....................     13,500,000           9,213,750
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01...     14,430,000          10,389,600
 Series D
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01...    174,115,000         125,362,800
United International
 Holdings, Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03...     57,625,000          37,888,438
                                                  --------------
                                                     251,648,358
                                                  --------------

CASINOS (2.1%)
Capital Gaming International,
 Inc.
 12.00%, due 5/28/01.........        907,839                  91
El Comandante Capital Corp.
 11.75%, due 12/15/03........     14,359,051          12,492,374
International Game Technology
 7.875%, due 5/15/04 (c).....     10,075,000           9,898,688
 8.375%, due 5/15/09 (c).....      7,290,000           7,153,312
Louisiana Casino Cruises,
 Inc.
 11.00%, due 12/1/05 (c).....      6,155,000           6,170,388
Penn National Gaming, Inc.
 10.625%, due 12/15/04.......     11,910,000          11,910,000


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

CASINOS (CONTINUED)
President Casinos, Inc.
 12.00%, due 9/15/01
 (c)(d)......................  $  10,097,000      $   10,097,000
 13.00%, due 9/15/01.........     20,097,000          18,137,543
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03.........      1,755,226           1,579,704
Trump Castle Funding, Inc.
 13.875%, due 11/15/05 (g)...            299                 254
                                                  --------------
                                                      77,439,354
                                                  --------------
CELLULAR TELEPHONE (0.6%)
CCPR Services, Inc.
 10.00%, due 2/1/07..........     14,250,000          15,229,688
Dolphin Telecom, PLC
 (zero coupon), due 5/15/09
 14.00%, beginning 5/15/04
 (c).........................     14,500,000           6,887,500
International Wireless
 Communications Holdings,
 Inc.
 (zero coupon),
 due 8/15/01 (d)(h)..........     10,000,000           1,000,000
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00....        700,000             616,000
                                                  --------------
                                                      23,733,188
                                                  --------------

CHEMICALS (1.2%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03.........     22,910,000          22,709,538
Borden Chemicals & Plastics
 L.P.
 9.50%, due 5/1/05...........      4,365,000           4,168,575
Lyondell Chemical Co.
 9.875%, due 5/1/07 (c)......      2,580,000           2,638,050
 10.875%, due 5/1/09 (c).....     15,740,000          16,369,600
                                                  --------------
                                                      45,885,763
                                                  --------------

COMPUTERS & OFFICE EQUIPMENT (0.5%)
American Business
 Information, Inc.
 9.50%, due 6/15/08..........     10,295,000           8,441,900
Micron Technology, Inc.
 6.50%, due 9/30/05 (c)......     13,000,000          10,010,000
                                                  --------------
                                                      18,451,900
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Cathay International Ltd.
 13.00%, due 4/15/08 (c).....  $  46,250,000      $   18,500,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(i)...     13,438,000           5,274,415
                                                  --------------
                                                      23,774,415
                                                  --------------

CONSUMER DURABLES (0.7%)
Selmer Co., Inc.
 11.00%, due 5/15/05.........     22,680,000          24,210,900
 11.00%, due 5/15/05 (c).....      1,500,000           1,601,250
                                                  --------------
                                                      25,812,150
                                                  --------------

CONSUMER NON-DURABLES (0.0%) (b)
Icon Health & Fitness
 Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04
 15.00%, beginning
 11/15/99....................     13,000,000           1,560,000
                                                  --------------

COSMETICS (0.7%)
Jafra Cosmetics
 International, Inc.
 11.75%, due 5/1/08..........     30,400,000          26,144,000
                                                  --------------

DOMESTIC OIL & GAS (1.2%)
Denbury Management, Inc.
 9.00%, due 3/1/08...........     17,100,000          15,261,750
Houston Exploration Co. (The)
 Series B
 8.625%, due 1/1/08..........      6,525,000           6,394,500
Queens Sand Resources, Inc.
 12.50%, due 7/1/08..........     25,920,000          15,811,200
TransAmerican Energy Corp.
 Series B
 11.50%, due 6/15/02 (h).....     18,771,000           2,182,129
 13.00%, due 6/15/02 (h).....     44,135,000           5,130,694
                                                  --------------
                                                      44,780,273
                                                  --------------

DRUGS (0.9%)
Express Scripts, Inc.
 9.625%, due 6/15/09 (c).....      6,105,000           6,181,312
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c).....     28,955,000          28,448,288
                                                  --------------
                                                      34,629,600
                                                  --------------

ELECTRIC UTILITIES (0.4%)
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.........     15,800,000          15,038,124
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

ENERGY (1.6%)
Caithness Coso Funding Corp.
 9.05%, due 12/15/09 (c).....  $  11,390,000      $   11,361,525
CMS Energy Corp.
 8.00%, due 7/1/01...........     21,300,000          21,321,300
 8.375%, due 7/1/03..........     17,000,000          16,949,357
Conproca, S.A.
 12.00%, due 6/16/10
 (c)(e)......................     11,570,000          10,875,800
                                                  --------------
                                                      60,507,982
                                                  --------------

FINANCE (1.0%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06..........     18,405,000          17,760,825
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (i)......     57,665,000           6,919,800
ContiFinancial Corp.
 7.50%, due 3/15/02..........        800,000             560,000
 8.375%, due 8/15/03.........      6,000,000           4,200,000
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05..........      7,895,000           6,868,650
                                                  --------------
                                                      36,309,275
                                                  --------------

FOOD, BEVERAGES & TOBACCO (0.8%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Series B
 12.00%, due 8/3/05 (c)......      3,871,000           3,290,350
Colorado Prime Corp.
 12.50%, due 5/1/04..........     28,535,000           7,490,437
Standard Commercial Corp.
 8.875%, due 8/1/05..........     21,995,000          18,145,875
                                                  --------------
                                                      28,926,662
                                                  --------------

HEALTH CARE (7.9%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..........        590,000             584,100
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95 (x).....     46,825,000          36,940,664
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08.........     12,905,000          10,840,200
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05..........     10,005,000           8,154,075
Hanger Orthopedic Group, Inc.
 11.25%, due 6/15/09 (c).....      6,825,000           6,927,375
Magellan Health Services,
 Inc.
 9.00%, due 2/15/08..........     39,000,000          33,345,000

                                 Principal
                                  Amount              Value
                               ---------------------------------
HEALTH CARE (CONTINUED)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..........  $  56,521,000      $   41,825,540
MedPartners, Inc.
 7.375%, due 10/1/06.........     31,131,000          26,539,177
MultiCare Companies, Inc.
 9.00%, due 8/1/07...........     16,953,000          11,867,100
Quest Diagnostics, Inc.
 9.875%, due 7/1/09 (c)......     32,085,000          32,325,638
 10.75%, due 12/15/06........     46,174,000          52,869,230
Team Health, Inc.
 12.00%, due 3/15/09 (c).....     16,560,000          16,974,000
Triad Hospital Holdings, Inc.
 11.00%, due 5/15/09 (c).....      7,185,000           7,310,737
Unilab Corp.
 11.00%, due 4/1/06..........      8,000,000           8,720,000
                                                  --------------
                                                     295,222,836
                                                  --------------

HOME BUILDING (0.8%)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08 (c).....     20,000,000          19,200,000
 14.50%, due 2/15/09
 (c)(f)(j)...................          9,235           9,235,000
                                                  --------------
                                                      28,435,000
                                                  --------------

HOUSEHOLD PRODUCTS (0.3%)
Diamond Brands, Inc.
 (zero coupon), due 4/15/09
 12.875%, beginning
 4/15/03.....................     13,360,000           2,672,000
Diamond Brands Operating
 Corp.
 10.125%, due 4/15/08........      6,115,000           4,953,150
Juno Lighting, Inc.
 11.875%, due 7/1/09 (c).....      4,560,000           4,605,600
                                                  --------------
                                                      12,230,750
                                                  --------------

HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C, (zero coupon)
 due 11/1/00 (h)(v)..........        108,500                  11
                                                  --------------

INDUSTRIAL (0.6%)
Morris Materials Handling,
 Inc.
 9.50%, due 4/1/08...........     18,285,000           7,039,725
Republic Engineered Steels,
 Inc.
 9.875%, due 12/15/01........     15,155,000          15,723,312
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03....      2,585,000           1,227,875
                                                  --------------
                                                      23,990,912
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

INSURANCE (0.3%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09 (c).......  $  13,515,000      $   13,025,081
                                                  --------------
LEISURE (0.4%)
Bally Total Fitness Holding
 Corp.
 Series B
 9.875%, due 10/15/07........      9,883,000           9,586,510
 Series D
 9.875%, due 10/15/07........      5,695,000           5,524,150
                                                  --------------
                                                      15,110,660
                                                  --------------

MACHINERY (0.2%)
Harnischfeger Industries,
 Inc.
 7.25%, due 12/15/25
 (h)(i)......................        755,000             468,100
 8.70%, due 6/15/22 (h)(i)...     12,155,000           7,536,100
                                                  --------------
                                                       8,004,200
                                                  --------------
MEDIA (3.5%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02...    103,295,000          49,323,363
 14.50%, due 5/15/09
 (c)(k)......................            190             193,800
 Series AIUT
 14.50%, due 5/15/09
 (c)(l)......................         53,680          54,753,600
Comcast Corp.
 9.50%, due 1/15/08..........      1,490,000           1,560,775
Maxwell Communications Corp.,
 PLC
 Facility A (h)(i)(m)........      9,973,584           1,097,094
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c).....     22,550,000           5,412,000
Telemundo Holdings, Inc.
 Series B
 (zero coupon), due 8/15/08
 11.50%, beginning 8/15/03...     13,140,000           6,635,700
Tri-State Outdoor Media
 11.00%, due 5/15/08.........      3,000,000           3,052,500
Young America Corp.
 Series B
 11.625%, due 2/15/06........     12,965,000           9,075,500
                                                  --------------
                                                     131,104,332
                                                  --------------

MEDICAL EQUIPMENT (0.6%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09 (c)....     21,505,000          21,128,663
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

MINING (0.8%)
Great Central Mines Ltd.
 8.875%, due 4/1/08..........  $  30,897,000      $   29,352,150
                                                  --------------

NATURAL GAS PIPELINES (0.2%)
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c).....      6,800,000           6,936,000
                                                  --------------

OIL & GAS EXPLORATION & PRODUCTION (0.3%)
Kelley Oil & Gas Corp.
 14.00%, due 4/15/03 (c).....      9,960,000          10,134,300
                                                  --------------

OIL SERVICES (0.7%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05..........      5,210,000           2,448,700
RBF Finance Co.
 Series B
 6.95%, due 4/15/08..........        895,000             720,475
 11.375%, due 3/15/09 (c)....     23,025,000          23,830,875
                                                  --------------
                                                      27,000,050
                                                  --------------

PAPER & FOREST PRODUCTS (0.3%)
SD Warren Co.
 Series B
 12.00%, due 12/15/04........     12,095,000          12,941,650
                                                  --------------

PUBLISHING (0.7%)
General Media, Inc.
 10.625%, due 12/31/00.......     27,091,000          25,736,450
                                                  --------------

REAL ESTATE (2.3%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07..........     61,860,000          52,903,290
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.........     19,830,000          18,640,200
 10.50%, due 1/15/09.........      8,005,000           8,005,000
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02..........      7,515,000           6,930,273
Olympia & York Maiden Lane
 Finance Corp.
 10.375%, due 12/31/49
 (e)(h)(i)...................          4,000               2,785
                                                  --------------
                                                      86,481,548
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

RECREATION & ENTERTAINMENT (2.0%)
Affinity Group Holding, Inc.
 11.00%, due 4/1/07..........  $   2,935,000      $    2,960,681
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05
 (h)(i)......................     42,087,000             420,870
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04........     34,830,000          34,220,475
Marvel Enterprises, Inc.
 12.00%, due 6/15/09 (c).....     26,815,000          27,083,150
Sports Club Company, Inc.
 (The)
 11.375%, due 3/15/06........      1,545,000           1,552,725
Town Sports International,
 Inc.
 Series B
 9.75%, due 10/15/04.........      2,455,000           2,344,525
 9.75%, due 10/15/04 (c).....      5,415,000           5,171,325
                                                  --------------
                                                      73,753,751
                                                  --------------

RESTAURANTS & LODGING (4.2%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08.........     43,776,582          42,134,960
Avado Brands, Inc.
 11.75%, due 6/15/09 (c).....     11,190,000          11,022,150
FelCor Suites, L.P.
 7.625%, due 10/1/07.........        625,000             581,250
Florida Panthers Holdings,
 Inc.
 9.875%, due 4/15/09.........     21,565,000          20,163,275
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 14.00%, beginning 7/31/99
 (c)(d)......................     19,000,000          18,596,250
 15.00%, due 1/24/02
 (c)(d)......................     53,990,000          53,922,512
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........      9,500,000           8,170,029
                                                  --------------
                                                     154,590,426
                                                  --------------

RETAIL (0.4%)
G&G Retail, Inc.
 11.00%, due 5/15/06
 (c)(n)......................          8,070           7,464,750
Jo-Ann Stores, Inc.
 10.375%, due 5/1/07 (c).....      1,425,000           1,403,625
Just For Feet, Inc.
 11.00%, due 5/1/09 (c)......      4,450,000           2,870,250
K Mart Corp.
 8.375%, due 7/1/22..........      3,779,000           3,782,760
                                                  --------------
                                                      15,521,385
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

SEMICONDUCTORS (0.2%)
Amkor Technologies, Inc.
 9.25%, due 5/1/06 (c).......  $   7,805,000      $    7,609,875
                                                  --------------

SHOES (0.1%)
Iron Age Corp.
 9.875%, due 5/1/08..........      2,475,000           1,955,250
                                                  --------------

STEEL, ALUMINUM & OTHER METALS (1.2%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.........     20,150,000          20,250,750
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06 (c)......      2,105,000           2,347,075
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.........     18,682,000          19,826,273
                                                  --------------
                                                      42,424,098
                                                  --------------

TECHNOLOGY (0.4%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00....     12,790,000           3,821,012
Entex Information Services,
 Inc.
 12.50%, due 8/1/06..........      9,355,000           5,753,325
Unisys Corp.
 11.75%, due 10/15/04........      5,500,000           6,105,000
                                                  --------------
                                                      15,679,337
                                                  --------------

TELECOMMUNICATION EQUIPMENT (0.2%)
EV International, Inc.
 Series A
 11.00%, due 3/15/07.........      7,160,000           5,656,400
Telex Communications, Inc.
 10.50%, due 5/1/07..........      2,560,000           1,945,600
                                                  --------------
                                                       7,602,000
                                                  --------------

TELECOMMUNICATION SERVICES (4.3%)
Energis, PLC
 9.75%, due 6/15/09 (c)......      7,575,000           7,669,688
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05..........     51,830,000          33,689,500
HighwayMaster
 Communications, Inc.
 Series B
 13.75%, due 9/15/05.........     32,595,000          13,363,950
ICG Communications, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03....     19,905,000          10,947,750
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03...     25,325,000          14,435,250


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Principal
                                  Amount              Value
                               ---------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATION SERVICES (CONTINUED)
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05..........  $  21,190,000      $    8,264,100
 15.00%, due 8/1/05 (o)......         10,985           4,503,850
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02...     34,725,000          19,098,750
RCN Corp.
 (zero coupon), due 7/1/08
 11.00%, beginning 7/1/03....      3,420,000           2,111,850
 (zero coupon), due 10/15/07
 11.125%, beginning
 10/15/02....................     14,140,000           9,509,150
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07........     12,820,000          12,820,000
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning
 7/31/01.....................     33,715,000          22,926,200
                                                  --------------
                                                     159,340,038
                                                  --------------

TEXTILE & APPAREL (0.5%)
Norton McNaughton, Inc.
 12.50%, due 6/1/05..........     17,280,000          15,573,600
TPE International Finance Co.
 B.V.
 8.0681%, due 5/15/02
 (e)(h)(i)(p)................      4,800,000           1,440,000
                                                  --------------
                                                      17,013,600
                                                  --------------

TRANSPORTATION (0.6%)
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07..........      1,000,000             665,000
Pacer International, Inc.
 11.75%, due 6/1/07 (c)......     22,620,000          21,941,400
                                                  --------------
                                                      22,606,400
                                                  --------------
Total Corporate Bonds
 (Cost $2,356,922,392).......                      2,169,136,251
                                                  --------------
FOREIGN BONDS (3.8%)

CELLULAR TELEPHONE (0.2%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.625%, beginning 6/1/03...  E  18,215,000           9,016,862
                                                  --------------

COMPUTERS & OFFICE EQUIPMENT (0.4%)
Netia Holdings II B.V.
 13.50%, due 6/15/09 (c).....     13,600,000          14,586,707
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

MEDIA (0.7%)
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04.........  DM 25,287,000      $    9,943,714
Diamond Holdings, PLC
 10.00%, due 2/1/08..........  L  10,000,000          16,216,110
Maxwell Communications Corp.,
 PLC
 Facility B (h)(i)(m)........      1,131,066             196,118
                                                  --------------
                                                      26,355,942
                                                  --------------

MINING (0.1%)
Greenstone Resources Ltd.
 9.00%, due 2/28/02..........  C$  6,000,000           1,824,265
                                                  --------------

PUBLISHING (2.4%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03...  L  40,680,000          30,378,547
 9.625%, due 3/15/08.........     13,970,000          17,258,808
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03...     43,235,000          40,805,417
                                                  --------------
                                                      88,442,772
                                                  --------------
Total Foreign Bonds
 (Cost $155,585,909).........                        140,226,548
                                                  --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (4.8%)

AUTO PARTS (0.1%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 8.50%, due 10/31/05
 (d)(m)(p)...................   $  4,975,000           4,975,000
                                                  --------------

CASINOS (0.3%)
Isle of Capri Casinos, Inc.
 Bank debt, Tranche A
 7.792%, due 4/23/04
 (d)(m)(p)...................      9,357,143           9,357,143
                                                  --------------

CHEMICALS (0.3%)
Kronos International, Inc.
 Bank debt
 5.4391%, due 9/15/00
 (d)(m)(p)...................  DM 21,512,495          11,173,283
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 Principal
                                  Amount              Value
                               ---------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

CONGLOMERATES (0.3%)
First Pacific Capital Ltd.
 Bank debt
 6.8125%, due 1/23/00
 (d)(p)......................  $  10,160,000      $    9,855,200
                                                  --------------

CONSUMER PRODUCTS (0.4%)
E & S Holdings Corp.
 Bank debt, Term A
 7.4975%, due 9/30/03
 (d)(m)(p)...................      1,824,873           1,471,195
 Bank debt, Term B
 7.9975%, due 9/30/04
 (d)(m)(p)...................      3,073,537           2,452,652
 Bank debt, Term C
 8.4975%, due 8/30/05
 (d)(m)(p)...................      1,552,958           1,277,867
 Bank debt, Term D
 8.9975%, due 3/30/06
 (d)(m)(p)...................         44,085              36,868
 Revolver
 7.4038%-9.25%, due 9/30/03
 (d)(m)(p)...................     11,283,051           7,877,238
                                                  --------------
                                                      13,115,820
                                                  --------------

FOOD (0.2%)
New World Pasta Co.
 Bank debt, Term B
 8.25%, due 1/28/06
 (c)(d)(p)...................      7,448,000           7,522,480
                                                  --------------
FOOD, BEVERAGES & TOBACCO (0.4%)
Domino's Pizza, Inc.
 Bank debt, Tranche B
 8.8125%, due 12/21/06
 (d)(m)(p)...................      4,908,780           4,914,916
 Bank debt, Tranche C
 9.0625%, due 12/21/07
 (d)(m)(p)...................      4,908,780           4,914,916
Triarc Consumer Products
 Group, L.L.C.
 Bank debt, Term B
 8.6563%, due 3/12/06
 (d)(p)......................      1,739,826           1,733,301
 Bank debt, Term C
 8.9063%, due 3/12/07
 (d)(p)......................      4,245,174           4,229,255
                                                  --------------
                                                      15,792,388
                                                  --------------

HEALTH CARE (0.7%)
Triad Hospital Holdings, Inc.
 Bank debt, Tranche B
 8.97%, due 1/1/05
 (d)(m)(p)...................     25,550,000          25,550,000
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

INSURANCE (0.1%)
Willis Corroon Corp.
 Bank debt, Tranche C
 7.75%, due 2/19/08
 (d)(m)(p)...................  $   2,910,000      $    2,899,087
 Bank debt, Tranche D
 8.00%, due 8/19/08
 (d)(m)(p)...................        145,500             144,954
                                                  --------------
                                                       3,044,041
                                                  --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term E
 8.50%, due 10/1/03 (d)(p)...      3,910,674           3,905,786
                                                  --------------

RECREATION & ENTERTAINMENT (0.2%)
Affinity Group, Inc.
 Bank debt, Tranche B
 8.625%, due 6/30/06
 (d)(m)(p)...................      8,656,500           8,656,500
                                                  --------------

RESTAURANTS & LODGING (0.3%)
Blackstone Hotel Acquisitions
 Co.
 Bank debt
 9.3504%, due 6/30/03
 (d)(p)......................  L   8,390,000          12,299,338
                                                  --------------

TRANSPORTATION (1.4%)
Eurotunnel
 Bank debt, Tier One
 5.28%, due 12/31/12
 (d)(m)(p)...................  FF 211,478,211         27,430,214
 Bank debt, Tier One
 7.03%, due 12/31/12
 (d)(m)(p)...................  L  19,116,644          24,860,075
                                                  --------------
                                                      52,290,289
                                                  --------------
Total Loan Assignments & Participations
 (Cost $179,690,227).........                        177,537,268
                                                  --------------

U.S. GOVERNMENT (1.0%)

UNITED STATES TREASURY BOND (1.0%)
5.25%, due 2/15/29...........  $  40,600,000          36,476,664
                                                  --------------
Total U.S. Government
 (Cost $37,516,672)..........                         36,476,664
                                                  --------------

YANKEE BONDS (9.0%)

CABLE (1.2%)
Australis Holdings Pty Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning 11/1/00
 (h).........................     10,074,000              75,555
CF Cable TV, Inc.
 11.625%, due 2/15/05........      6,750,000           7,349,488



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Principal
                                  Amount              Value
                               ---------------------------------
YANKEE BONDS (CONTINUED)

CABLE (CONTINUED)
Comcast UK Cable Partners
 Ltd.
 (zero coupon), due 11/15/07
 11.20%, beginning
 11/15/00....................  $  23,220,000      $   21,159,225
Rogers Cablesystems Ltd.
 10.125%, due 9/1/12.........      7,715,000           8,264,694
 11.00%, due 12/1/15.........      7,185,000           8,280,713
                                                  --------------
                                                      45,129,675
                                                  --------------

CELLULAR TELEPHONE (1.7%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.50%, beginning 6/1/03....        905,000             457,025
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01....     51,010,000          37,492,350
Rogers Cantel, Inc.
 8.30%, due 10/1/07..........     17,000,000          16,787,500
 9.375%, due 6/1/08..........     10,000,000          10,362,500
                                                  --------------
                                                      65,099,375
                                                  --------------
CHEMICALS (1.0%)
Brunner Mond Group, PLC
 11.00%, due 7/15/08.........     15,940,000           9,564,000
Marsulex, Inc.
 9.625%, due 7/1/08..........      6,355,000           6,370,887
Octel Developments, PLC
 10.00%, due 5/1/06..........     19,625,000          20,213,750
                                                  --------------
                                                      36,148,637
                                                  --------------

DOMESTIC OILS & GAS (0.3%)
Husky Oil Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning
 8/15/08.....................     12,800,000          12,392,000
                                                  --------------

MEDIA (0.5%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04.........      7,285,000           5,828,000
Rogers Communications, Inc.
 8.875%, due 7/15/07.........     12,185,000          12,245,925
                                                  --------------
                                                      18,073,925
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------

MINING (0.2%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27..........  $  15,020,000      $    8,411,200
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14..........        910,000             782,600
                                                  --------------
                                                       9,193,800
                                                  --------------

PAPER & FOREST PRODUCTS (0.4%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (c)......     14,420,000          14,059,500
                                                  --------------

STEEL, ALUMINUM & OTHER METALS (1.2%)
Ivaco, Inc.
 11.50%, due 9/15/05.........     37,636,000          39,047,350
Murrin Murrin Holdings
 Property Ltd.
 9.375%, due 8/31/07.........      4,000,000           3,540,000
                                                  --------------
                                                      42,587,350
                                                  --------------

TELECOMMUNICATION SERVICES (0.9%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04...     23,695,000          13,091,487
 9.375%, due 5/15/09.........     20,040,000          19,088,100
                                                  --------------
                                                      32,179,587
                                                  --------------

TESTING SERVICES (0.1%)
Intertek Testing Services
 Ltd.
 12.00%, due 11/1/07
 (c)(d)(g)...................      5,382,614           5,066,385
                                                  --------------

TRANSPORTATION (1.5%)
Cenargo International, PLC
 9.75%, due 6/15/08..........     11,880,000          10,989,000
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (i).....     44,576,800          11,645,689
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08.........     49,015,000          19,544,731
Pegasus Shipping (Hellas)
 Ltd.
 Series A
 11.875%, due 11/15/04.......     31,410,000          14,134,500
                                                  --------------
                                                      56,313,920
                                                  --------------
Total Yankee Bonds
 (Cost $405,209,828).........                        336,244,154
                                                  --------------
Total Long-Term Bonds
 (Cost $3,342,608,481).......                      3,067,148,041
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  Shares              Value
                               ---------------------------------
COMMON STOCKS (3.6%)

APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc. (a)(c)...         10,500      $      420,000
                                                  --------------
BROADCAST/MEDIA (0.9%)
Spanish Broadcasting System,
 Inc. (a)(c).................         53,115          31,869,000
                                                  --------------
BUSINESS SERVICES (0.0%) (b)
Iron Mountain, Inc. (a)......          4,869             139,375
                                                  --------------

CABLE (0.0%) (b)
CS Wireless Systems, Inc.
 (a)(c)......................          5,180                  62
                                                  --------------

CASINOS (0.1%)
Capital Gaming International,
 Inc. (a)....................         66,333                 663
Equus Gaming Co. L.P. Class A
 (a).........................        114,320             200,060
Harrah's Entertainment, Inc.
 (a).........................        101,600           2,241,550
Isle of Capri Casinos, Inc.
 (a).........................        207,925           1,429,484
Lakes Gaming, Inc. (a).......         89,725             981,367
Louisiana Casino Cruises,
 Inc. (a)....................         12,000             324,000
                                                  --------------
                                                       5,177,124
                                                  --------------
CELLULAR TELEPHONE (0.1%)
Celcaribe, S.A. (a)(c).......        751,212           1,878,030
Tele Sudeste Celular
 Participacoes S.A. ADR
 (q).........................          3,922             113,738
Telesp Celular Participacoes
 S.A. ADR (q)................          7,844             209,827
                                                  --------------
                                                       2,201,595
                                                  --------------

DOMESTIC OIL & GAS (0.2%)
Union Pacific Resources
 Group, Inc. ................        528,775           8,625,642
                                                  --------------

FOOD, BEVERAGES & TOBACCO (0.3%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (a).................      1,264,157           4,424,549
Dr. Pepper Bottling Holdings,
 Inc.
 Class A (a).................        200,000           5,800,000
TLC Beatrice International
 Holdings Inc. (a)...........         25,000           1,000,000
                                                  --------------
                                                      11,224,549
                                                  --------------

GAS UTILITIES (0.5%)
KeySpan Corp. ...............        703,300          18,549,538
                                                  --------------


                                  Shares              Value
                               ---------------------------------

HEALTH CARE (0.5%)
Beverly Enterprises, Inc.
 (a).........................        312,000      $    2,515,500
General Healthcare Group
 Ltd. (a)(r).................            821              38,824
Quest Diagnostics, Inc.
 (a).........................        611,340          16,735,433
                                                  --------------
                                                      19,289,757
                                                  --------------

PAPER & FOREST PRODUCTS (0.1%)
TimberWest Timber Trust
 (The) (s)(t)................        423,000           3,120,460
                                                  --------------

PUBLISHING (0.1%)
Affiliated Newspapers
 Investments, Inc. (a).......         28,000           2,964,500
                                                  --------------

REAL ESTATE (0.4%)
Highwoods Properties,
 Inc. .......................        162,730           4,464,904
Metropolis Realty Trust, Inc.
 (a).........................        278,000          11,537,000
                                                  --------------
                                                      16,001,904
                                                  --------------

RECREATION & ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a).........................        288,988           1,343,075
Loews Cineplex Entertainment
 Corp. (a)...................        196,500           2,136,938
                                                  --------------
                                                       3,480,013
                                                  --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 Series B (a)................         43,750              43,750
                                                  --------------

TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 Series B (a)(s).............      1,580,200           9,928,964
Embratel Participacoes S.A.
 ADR (q).....................         19,480             270,285
Tele Centro Sul Participacoes
 S.A. ADR (q)................          3,913             217,172
Tele Norte Leste
 Participacoes S.A. ADR
 (q).........................         19,492             361,820
Telesp Participacoes S.A. ADR
 (q).........................         19,593             568,197
                                                  --------------
                                                      11,346,438
                                                  --------------

TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America,
 Inc. (a)....................         17,400             696,000
                                                  --------------
Total Common Stocks
 (Cost $99,325,466)..........                        135,149,707
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Shares              Value
                               ---------------------------------
PREFERRED STOCKS (5.1%)

BROADCAST/MEDIA (2.3%)
Paxson Communications Corp.
 12.50% (g)..................  $      39,761      $   36,281,798
Spanish Broadcasting System,
 Inc.
 14.25% (c)(g)...............         33,475          36,320,375
 14.25% (g)..................         13,232          14,356,720
                                                  --------------
                                                      86,958,893
                                                  --------------

CELLULAR TELEPHONE (0.6%)
Nextel Communications, Inc.
 13.00%, Series D (g)........         20,124          21,834,540
                                                  --------------

EQUIPMENT FINANCING (0.6%)
GPA Group, PLC (a)(d)........     41,600,000          21,216,000
                                                  --------------

OIL SERVICES (0.3%)
RBF Finance Co.
 13.875% (c)(g)(u)...........         11,745          12,097,350
                                                  --------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(d)(s)....        219,308           3,389,413
                                                  --------------

REAL ESTATE (0.4%)
Crown American Realty Trust
 11.00%, Series A............        294,930          13,898,576
                                                  --------------

RECREATION & ENTERTAINMENT (0.0%) (b)
Alliance Entertainment Corp.
 Series A (a)................            447             447,000
                                                  --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 $0.056, Series A (g)........          2,297               1,149
                                                  --------------

TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
 Series D (a)(c)(d)..........        259,831           1,714,885
                                                  --------------

TELECOMMUNICATION SERVICES (0.8%)
ICG Holdings, Inc.
 14.25% (g)..................         28,503          28,360,485
                                                  --------------
Total Preferred Stocks
 (Cost $184,483,715).........                        189,918,291
                                                  --------------

                                  Shares              Value
                               ---------------------------------

WARRANTS (0.2%)

CABLE (0.2%)
@Entertainment, Inc.
 expire 7/15/08 (a)..........  $     261,160      $    3,133,920
 expire 2/1/09 (a)(c)........         94,880           1,612,960
People's Choice TV Corp.
 expire 6/1/00 (a)...........            300                   3
Supercanal Holding, S.A.
 Series A
 expire 11/14/99 (a)(c)(d)...      6,822,324             545,786
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)..........         24,315              24,315
                                                  --------------
                                                       5,316,984
                                                  --------------

CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c)....          5,500                  55
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)...........         36,808              36,808
                                                  --------------
                                                          36,863
                                                  --------------

CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c).......         28,380             482,460
                                                  --------------

CONGLOMERATES (0.0%) (b)
IFA Capital, Inc.
 Series H
 expire 11/14/99 (a)(c)......          8,000                  80
                                                  --------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c)......         18,825                 188
                                                  --------------

HOUSEHOLD PRODUCTS (0.0%) (b)
Chattem, Inc.
 expire 8/16/99 (a)(c).......          9,500             532,000
                                                  --------------

POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International,
 Inc.
 expire 12/31/99 (a).........         28,000                 280
                                                  --------------

PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a).........         34,486                 345
                                                  --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  Shares              Value
                               ---------------------------------
WARRANTS (CONTINUED)

TELECOMMUNICATION SERVICES (0.0%) (b)
HighwayMaster Communications, Inc.
 expire 9/15/05 (a)(c).......  $      27,095      $          271
ICO Global Communications
 Holdings Ltd.
 expire 8/1/05 (a)...........         21,190              42,380
Telehub Communications Corp.
 expire 7/31/05 (a)(c).......         33,715             134,860
                                                  --------------
                                                         177,511
                                                  --------------
TESTING SERVICES (0.0%) (b)
Intertek Testing Services
 Ltd.
 expire 12/31/99 (a)(d)......            691             221,120
                                                  --------------
Total Warrants
 (Cost $7,831,579)...........                          6,767,831
                                                  --------------
                                 Principal
                                  Amount
                               -------------
SHORT-TERM INVESTMENTS (8.9%)

COMMERCIAL PAPER (8.9%)
American Express Credit Corp.
 4.92%, due 7/7/99...........  $  20,000,000          19,983,600
 5.05%, due 7/12/99..........     21,440,000          21,406,917
Chevron USA, Inc.
 5.10%, due 7/16/99..........     27,575,000          27,516,403
Ford Motor Credit Co.
 5.08%, due 7/15/99..........     35,600,000          35,529,670
 5.65%, due 7/1/99...........      5,000,000           5,000,000
General Electric Capital
 Corp.
 4.95%, due 7/7/99...........      9,185,000           9,177,422
 5.25%, due 7/9/99...........     22,000,000          21,974,333
General Electric Co.
 4.99%, due 7/9/99...........      8,720,000           8,710,331
Halifax, PLC
 5.48%, due 7/1/99...........     20,000,000          20,000,000
KFW International Finance
 Corp.
 5.55%, due 7/1/99 (x).......     33,000,000          33,000,000
 5.70%, due 7/1/99...........      9,970,000           9,970,000
Merrill Lynch & Co., Inc.
 5.00%, due 7/19/99..........     30,000,000          29,925,000
Salomon Smith Barney
 Holdings, Inc.
 5.00%, due 7/21/99..........     39,355,000          39,245,681
 5.25%, due 7/7/99...........     17,425,000          17,409,753
Wells Fargo & Co.
 5.06%, due 7/14/99..........     34,925,000          34,861,184
                                                  --------------
Total Commercial Paper
 (Cost $333,710,294).........                        333,710,294
                                                  --------------

                                 Principal
                                  Amount              Value
                               ---------------------------------
SHORT-TERM BONDS (0.0%) (b)
TEXTILE & APPAREL (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/98
 (c)(w)......................  $     800,000      $      144,000
                                                  --------------
Total Short-Term Bonds
 (Cost $656,350).............                            144,000
                                                  --------------
Total Short-Term Investments
 (Cost $334,366,644).........                        333,854,294
                                                  --------------
Total Investments
 (Cost $3,968,615,885) (y)...          100.0%      3,732,838,164(z)
Cash and Other Assets,
 Less Liabilities............           (0.0)(b)      (1,323,149)
                               -------------      --------------
Net Assets...................          100.0%     $3,731,515,015
                               =============      ==============

-------

 (a)  Non-income producing security.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d)  Restricted security.
 (e) Eurobond -- bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
 (f) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
 (g) PIK ("Payment in Kind") -- interest or dividend payment is made with additional securities.
 (h)  Issuer in bankruptcy.
 (i)  Issue in default.
 (j) 9,235 Units -- each unit reflects $1,000 principal amount of 14.50% Senior Subordinated Notes plus rights to acquire ordinary and preferred shares at a future date.
 (k) 190 Units -- each unit reflects $1,000 principal amount of 14.50% Senior Notes plus 3 warrants to acquire 10.95 shares of common stock at $28.60 per share at a future date.
 (l) 53,680 Units -- each unit reflects $1,000 principal amount of 14.50% Senior Notes plus 3 warrants to acquire 10.95 shares of common stock at $28.60 per share at a future date.
 (m)  Multiple tranche facilities.
 (n) 8,070 Units -- each unit reflects $1,000 principal amount of 11.00% Senior Notes plus 0.07956 warrant to acquire 1 share of common stock at $0.01 per share at a future date.
 (o) 10,985 Units -- each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire
      19.85 shares of common stock at $13.20 per share at a future date.
 (p)  Floating rate. Rate shown is the rate in effect at June
      30, 1999.
 (q)  ADR -- American Depository Receipt.
 (r)  British security.
 (s)  Canadian security.
 (t) Stapled Unit -- each unit consists of 1 common share, 100 preferred shares and 1 Subordinated Note receipt.
 (u)  11,745 Units -- each unit reflects 1 Senior Preferred
      Share plus 1 warrant to acquire 35 shares of common stock at $9.50 per share at a future date.
 (v)  Fair valued security.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

 (w) The company defaulted on the payment of principal to its creditors on maturity date.
 (x) Partially segregated as collateral for loan participations and assignments.
 (y) The cost for Federal income tax purposes is $3,973,711,022.
 (z) At June 30, 1999, net unrealized depreciation was $240,872,858, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $124,916,284 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $365,789,142.
L  -- Security denominated in British Pound Sterling.
C$ -- Security denominated in Canadian Dollar.
E  -- Security denominated in Euro.
FF -- Security denominated in French Franc.
DM -- Security denominated in German Deutsche Mark.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $3,968,615,885)...........................................       $3,732,838,164
Cash........................................................              657,955
Deposit with broker.........................................            1,256,625
Receivables:
  Investment securities sold................................           72,847,630
  Dividends and interest....................................           67,915,977
  Fund shares sold..........................................            8,885,730
Unrealized appreciation on foreign currency forward
  contracts.................................................            6,966,421
                                                                   --------------
        Total assets........................................        3,891,368,502
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          122,206,386
  Fund shares redeemed......................................            5,497,286
  NYLIFE Distributors.......................................            2,883,032
  MainStay Management.......................................            1,744,422
  Transfer agent............................................              371,731
  Custodian.................................................               80,251
  Trustees..................................................               29,556
Accrued expenses............................................              699,593
Unrealized depreciation on foreign currency forward
  contracts.................................................              165,322
Dividend payable............................................           26,175,908
                                                                   --------------
        Total liabilities...................................          159,853,487
                                                                   --------------
Net assets..................................................       $3,731,515,015
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      402,102
  Class B...................................................            4,393,427
  Class C...................................................               43,749
Additional paid-in capital..................................        3,901,279,820
Accumulated distribution in excess of net investment
  income....................................................           (2,373,103)
Accumulated undistributed net realized gain on
  investments...............................................           55,991,540
Accumulated undistributed net realized gain on foreign
  currency..................................................            1,121,186
Net unrealized depreciation on investments..................         (235,777,721)
Net unrealized appreciation on foreign currency and foreign
  currency forward contracts................................            6,434,015
                                                                   --------------
Net assets..................................................       $3,731,515,015
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  310,513,820
                                                                   ==============
Shares of beneficial interest outstanding...................           40,210,221
                                                                   ==============
Net asset value per share outstanding.......................       $         7.72
Maximum sales charge (4.50% of offering price)..............                 0.36
                                                                   --------------
Maximum offering price per share outstanding................       $         8.08
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,387,271,981
                                                                   ==============
Shares of beneficial interest outstanding...................          439,342,663
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.71
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   33,729,214
                                                                   ==============
Shares of beneficial interest outstanding...................            4,374,860
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.71
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  9,582,108
  Interest..................................................   178,723,908
                                                              ------------
    Total income............................................   188,306,016
                                                              ------------
Expenses:
  Distribution--Class B.....................................    12,583,531
  Distribution--Class C.....................................        82,092
  Management................................................    11,033,386
  Service--Class A..........................................       375,370
  Service--Class B..........................................     4,194,508
  Service--Class C..........................................        27,364
  Transfer agent............................................     2,288,467
  Custodian.................................................       290,359
  Shareholder communication.................................       288,029
  Professional..............................................       255,541
  Recordkeeping.............................................       197,114
  Registration..............................................        66,601
  Trustees..................................................        54,949
  Miscellaneous.............................................         6,919
                                                              ------------
    Total expenses before waiver............................    31,744,230
Fees waived by Manager......................................      (795,476)
                                                              ------------
    Net expenses............................................    30,948,754
                                                              ------------
Net investment income.......................................  $157,357,262
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    89,777,137
  Foreign currency transactions.............................     1,121,186
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    90,898,323
                                                              ------------
Net change in unrealized depreciation on investments:
  Security transactions.....................................   (14,639,664)
  Foreign currency and foreign currency forward contracts...     7,684,939
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................    (6,954,725)
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    83,943,598
                                                              ------------
Net increase in net assets resulting from operations........  $241,300,860
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $15,517.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  1999*             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  157,357,262   $  321,932,272
  Net realized gain (loss) on investments...................      89,777,137      (31,587,296)
  Net realized loss on securities sold short................              --         (466,913)
  Net realized gain (loss) on foreign currency
    transactions............................................       1,121,186       (2,190,133)
  Net change in unrealized appreciation (depreciation) on
    securities transactions.................................     (14,639,664)    (239,041,166)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency forward
    contracts...............................................       7,684,939       (1,911,179)
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     241,300,860       46,735,585
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (13,772,010)     (25,394,563)
    Class B.................................................    (141,259,640)    (291,897,896)
    Class C.................................................      (1,027,368)        (193,731)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................              --       (1,191,922)
    Class B.................................................              --      (13,960,446)
    Class C.................................................              --          (38,713)
  In excess of net investment income:
    Class A.................................................              --         (223,928)
    Class B.................................................              --       (2,573,493)
    Class C.................................................              --           (1,679)
  In excess of net realized gain on investments:
    Class A.................................................              --         (313,008)
    Class B.................................................              --       (3,664,390)
    Class C.................................................              --           (9,968)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (156,059,018)    (339,463,737)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     115,749,571      187,918,095
    Class B.................................................     306,463,810      778,004,123
    Class C.................................................      29,400,780        9,786,436
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       8,048,684       19,432,795
    Class B.................................................      76,906,882      209,916,586
    Class C.................................................         432,487          169,443
                                                              --------------   --------------
                                                                 537,002,214    1,205,227,478
  Cost of shares redeemed:
    Class A.................................................     (98,319,401)    (150,819,881)
    Class B.................................................    (383,639,744)    (783,310,124)
    Class C.................................................      (6,364,300)         (55,072)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      48,678,769      271,042,401
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     133,920,611      (21,685,751)
NET ASSETS:
Beginning of period.........................................   3,597,594,404    3,619,280,155
                                                              --------------   --------------
End of period...............................................  $3,731,515,015   $3,597,594,404
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (2,373,103)  $   (3,671,347)
                                                              ==============   ==============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                           -----------------------------------------------------------------
                                                           Six months
                                                             ended                      Year ended December 31,
                                                            June 30,       -------------------------------------------------
                                                             1999+           1998          1997          1996         1995
                                                           ----------      --------      --------      --------      -------
Net asset value at beginning of period...............       $   7.54       $   8.16      $   8.27      $   7.92      $  7.44
                                                            --------       --------      --------      --------      -------
Net investment income................................           0.35           0.75          0.74          0.72         0.84
Net realized and unrealized gain (loss) on
  investments........................................           0.16          (0.57)         0.23          0.52         0.61
Net realized and unrealized gain (loss) on foreign
  currency transactions..............................           0.02          (0.01)        (0.00)(b)     (0.00)(b)    (0.00)(b)
                                                            --------       --------      --------      --------      -------
Total from investment operations.....................           0.53           0.17          0.97          1.24         1.45
                                                            --------       --------      --------      --------      -------
Less dividends and distributions:
  From net investment income.........................          (0.35)         (0.74)        (0.74)        (0.71)       (0.84)
  In excess of net investment income.................             --          (0.01)           --            --        (0.01)
  From net realized gain on investments..............             --          (0.03)        (0.34)        (0.18)       (0.10)
  In excess of net realized gain on investments......             --          (0.01)           --            --        (0.02)
                                                            --------       --------      --------      --------      -------
Total dividends and distributions....................          (0.35)         (0.79)        (1.08)        (0.89)       (0.97)
                                                            --------       --------      --------      --------      -------
Net asset value at end of period.....................       $   7.72       $   7.54      $   8.16      $   8.27      $  7.92
                                                            ========       ========      ========      ========      =======
Total investment return (a)..........................           7.13%          2.07%        12.20%        16.33%       20.28%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income............................           9.25%++        9.40%         8.79%          9.0%        10.2%
    Net expenses.....................................           1.00%++        1.00%         1.01%          1.0%         1.0%
    Expenses (before waiver).........................           1.04%++        1.04%         1.01%          1.0%         1.0%
Portfolio turnover rate..............................             52%           128%          128%          118%         137%
Net assets at end of period (in 000's)...............       $310,514       $278,181      $238,841      $116,805      $42,850

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      Class B                                                         Class C
    -----------------------------------------------------------------------------------------------------------      ----------
    Six months                                                                      September 1                      Six months
      ended                                                                           through        Year ended        ended
     June 30,                                                                       December 31      August 31        June 30,
      1999+            1998            1997            1996            1995            1994*            1994           1999+
    ----------      ----------      ----------      ----------      ----------      -----------      ----------      ----------
    $     7.53      $     8.15      $     8.26      $     7.92      $     7.44      $     7.70       $     7.93       $  7.53
    ----------      ----------      ----------      ----------      ----------      ----------       ----------       -------
          0.32            0.69            0.69            0.67            0.81            0.23             0.69          0.32
          0.16           (0.57)           0.23            0.52            0.61           (0.27)           (0.08)         0.16
          0.02           (0.01)          (0.00)(b)       (0.00)(b)       (0.00)(b)          --               --          0.02
    ----------      ----------      ----------      ----------      ----------      ----------       ----------       -------
          0.50            0.11            0.92            1.19            1.42           (0.04)            0.61          0.50
    ----------      ----------      ----------      ----------      ----------      ----------       ----------       -------
         (0.32)          (0.68)          (0.69)          (0.67)          (0.81)          (0.22)           (0.67)        (0.32)
            --           (0.01)             --              --           (0.01)             --               --            --
            --           (0.03)          (0.34)          (0.18)          (0.10)             --            (0.17)           --
            --           (0.01)             --              --           (0.02)             --               --            --
    ----------      ----------      ----------      ----------      ----------      ----------       ----------       -------
         (0.32)          (0.73)          (1.03)          (0.85)          (0.94)          (0.22)           (0.84)        (0.32)
    ----------      ----------      ----------      ----------      ----------      ----------       ----------       -------
    $     7.71      $     7.53      $     8.15      $     8.26      $     7.92      $     7.44       $     7.70       $  7.71
    ==========      ==========      ==========      ==========      ==========      ==========       ==========       =======
          6.75%           1.31%          11.55%          15.58%          19.71%          (0.48%)           7.95%         6.75%
          8.50%++         8.65%           8.18%            8.4%            9.5%            9.1%++           8.7%         8.50%++
          1.75%++         1.75%           1.62%            1.6%            1.6%            1.6%++           1.6%         1.75%++
          1.79%++         1.79%           1.62%            1.6%            1.6%            1.6%++           1.6%         1.79%++
            52%            128%            128%            118%            137%             45%             190%           52%
    $3,387,272      $3,309,389      $3,380,439      $2,441,180      $1,601,238      $1,128,913       $1,090,261       $33,729

        Class C
     -------------
     September 1**
        through
      December 31
         1998
     -------------
        $  7.43
        -------
           0.27
           0.15
          (0.01)
        -------
           0.41
        -------
          (0.27)
             --
          (0.03)
          (0.01)
        -------
          (0.31)
        -------
        $  7.53
        =======
           5.58%
           8.65%++
           1.75%++
           1.79%++
            128%
        $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENT. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

MainStay High Yield Corporate Bond Fund

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 1999:

                                                         Contract        Contract        Unrealized
                                                          Amount          Amount       Appreciation/
                                                           Sold         Purchased      (Depreciation)
                                                        -----------    ------------    --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 8/5/99-12/6/99.........  E67,824,156    $ 72,650,306      $2,342,968
Pound Sterling vs. U.S. Dollar, expiring
  9/1/99-10/6/99......................................  L82,908,678    $135,396,392       4,623,453

                                                         Contract        Contract
                                                          Amount          Amount
                                                         Purchased         Sold
                                                        -----------    ------------
Foreign Currency Buy Contracts
Pound Sterling vs. U.S. Dollar, expiring 9/8/99.......  L12,576,243    $ 20,000,000        (165,322)
                                                                                         ----------
Net unrealized appreciation on foreign currency
  forward contracts...................................                                   $6,801,099
                                                                                         ==========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 1999 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

                                                                 Principal                                      Percent
                                               Date(s) of         Amount/                         6/30/99          of
Security                                      Acquisition          Shares            Cost          Value       Net Assets
------------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Affinity Group, Inc.
  Bank debt, Tranche B
  8.625%, due 6/30/06.....................      12/17/98        $    8,656,500   $  8,656,500   $  8,656,500      0.2%
Blackstone Hotel Acquisitions Co.
  Bank debt
  9.3504%, due 6/30/03....................      5/18/99         L    8,390,000     12,038,596     12,299,338      0.3
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.8125%, due 12/21/06...................      12/24/98        $    4,908,780      4,908,780      4,914,916      0.1
  Bank debt, Tranche C
  9.0625%, due 12/21/07...................      12/24/98             4,908,780      4,908,780      4,914,916      0.1
E & S Holdings Corp.
  Bank debt, Term A
  7.4975%, due 9/30/03....................      5/26/99              1,824,873      1,477,028      1,471,195      0.1
  Bank debt, Term B
  7.9975%, due 9/30/04....................      5/26/99              3,073,537      2,460,382      2,452,652      0.1
  Bank debt, Term C
  8.4975%, due 8/30/05....................      5/26/99              1,552,958      1,280,594      1,277,867      0.0(a)
  Bank debt, Term D
  8.9975%, due 3/30/06....................      5/26/99                 44,085         36,932         36,868      0.0(a)
  Bank debt, Revolver
  7.4038%-9.25%, due 9/30/03..............      5/26/99             11,283,051      8,115,097      7,877,238      0.2
Eurotunnel
  Bank debt, Tier One
  5.28%, due 12/31/12.....................  10/28/98-5/12/99   FF  211,478,211     28,911,278     27,430,214      0.7
  Bank debt, Tier One
  7.03%, due 12/31/12.....................  3/23/99-6/21/99     L   19,116,644     25,609,480     24,860,075      0.7
First Pacific Capital Ltd.
  Bank debt
  6.8125%, due 1/23/00....................      8/13/98         $   10,160,000      9,453,651      9,855,200      0.3
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  14.00%, beginning 7/31/99...............      10/30/98            19,000,000     17,531,780     18,596,250      0.5
  15.00%, due 1/24/02.....................  8/12/97-1/14/98         53,990,000     46,955,004     53,922,512      1.5

MainStay High Yield Corporate Bond Fund

                                                                 Principal                                      Percent
                                               Date(s) of         Amount/                         6/30/99          of
Security                                      Acquisition          Shares            Cost          Value       Net Assets
------------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  8.50%, due 10/31/05.....................      12/15/98        $    4,975,000   $  4,975,000   $  4,975,000      0.1%
GPA Group, PLC
  Preferred Stock.........................  3/7/96-12/23/97         41,600,000     16,177,800     21,216,000      0.6
International Wireless Communications
  Holdings, Inc.
  (zero coupon), due 8/15/01..............      6/17/98             10,000,000      2,146,269      1,000,000      0.0(a)
Intertek Testing Services Ltd.
  12.00%, due 11/1/07(b)..................   11/8/96-5/1/99          5,382,614      5,188,755      5,066,385      0.1
  Warrants, expire 12/31/99...............      11/8/96                    691        223,440        221,120      0.0(a)
Isle of Capri Casinos, Inc.
  Bank debt, Tranche A
  7.792%, due 4/23/04.....................  4/23/99-5/12/99          9,357,143      9,325,393      9,357,143      0.3
Kronos International, Inc.
  Bank debt
  5.4391%, due 9/15/00....................  2/25/97-3/15/99    DM   21,512,495     11,706,394     11,173,283      0.3
Metawave Communications Corp.
  Preferred Stock, Series D...............      5/14/99                259,831            606      1,714,885      0.0(a)
New World Pasta Co.
  Bank debt, Term B
  8.25%, due 1/28/06......................      1/28/99         $    7,448,000      7,389,409      7,522,480      0.2
Paperboard Industries International, Inc.
  Preferred Stock
  5.00%, Class A..........................       5/5/98                219,308      3,643,057      3,389,413      0.1
President Casinos, Inc.
  12.00%, due 9/15/01.....................      12/3/98             10,097,000     10,097,000     10,097,000      0.3
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04......................      3/20/97              9,712,841      9,712,841      9,907,098      0.2
Stone Container Corp.
  Bank debt, Term E
  8.50%, due 10/1/03......................      7/16/97              3,910,674      3,910,672      3,905,786      0.1
Supercanal Holding, S.A.
  Warrants, Series A, expire 11/14/99.....      11/20/97             6,822,324        545,786        545,786      0.0(a)
Titan Tire Corp.
  7.00%, due 2/11/00......................      6/24/97              6,542,838      6,476,967      6,493,767      0.2
Triad Hospital Holdings, Inc.
  Bank debt, Tranche B
  8.97%, due 1/1/05.......................       6/9/99             25,550,000     25,550,000     25,550,000      0.7
Triarc Consumer Products Group, L.L.C.
  Bank debt, Term B
  8.6563%, due 3/12/06....................      3/12/99              1,739,826      1,738,624      1,733,301      0.0(a)
  Bank debt, Term C
  8.9063%, due 3/12/07....................      3/12/99              4,245,174      4,229,153      4,229,255      0.2

                                                                 Principal                                      Percent
                                               Date(s) of         Amount/                         6/30/99          of
Security                                      Acquisition          Shares            Cost          Value       Net Assets
------------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Willis Corroon Corp.
  Bank debt, Tranche C
  7.75%, due 2/19/08......................      2/26/99         $    2,910,000   $  2,899,380   $  2,899,087      0.1%
  Bank debt, Tranche D
  8.00%, due 8/19/08......................      2/26/99                145,500        144,969        144,954      0.0(a)
                                                                                 ------------   ------------      ---
                                                                                 $298,425,397   $309,707,484      8.3%
                                                                                 ============   ============      ===

-------

(a)  Less than one tenth of a percent.
(b)  PIK ("Payment in Kind")--interest payment is made with
     additional shares.
DM   Deutsche Mark
FF   French Franc
 L   Pound Sterling

COMMITMENTS AND CONTINGENCIES. As of June 30, 1999, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            -----------
E & S Holdings Corp. .......................................  $ 6,513,560
Isle of Capri Casinos, Inc. ................................   12,142,857
Kronos International, Inc. .................................    4,955,420
                                                              -----------
                                                              $23,611,837
                                                              ===========

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay High Yield Corporate Bond Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time of 0.55% on assets in excess of

$500 million. For the six months ended June 30, 1999 the Manager earned $11,033,386 and waived $795,476 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $131,200 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class B and Class C shares of $2,654,610 and $7,949, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $2,288,467.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay High Yield Corporate Bond Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $57,262 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $197,114 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $11,538,824 were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect, to the extent provided by the regulations, to treat $17,487,479 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of U.S. Government securities, other than short-term securities, were $37,510 and $63,040, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,683,432 and $1,734,436, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             Six months ended                 Period ended
                                              June 30, 1999+               December 31, 1998
                                        ---------------------------   ----------------------------
                                        Class A   Class B   Class C   Class A   Class B   Class C*
                                        -------   -------   -------   -------   -------   --------
Shares sold...........................   14,999    39,775    3,819     24,201    96,382    1,316
Shares issued in reinvestment of
  dividends and distributions.........    1,044     9,995       56      2,470    26,712       22
                                        -------   -------    -----    -------   -------    -----
                                         16,043    49,770    3,875     26,671   123,094    1,338
Shares redeemed.......................  (12,707)  (49,816)    (831)   (19,049)  (98,329)      (7)
                                        -------   -------    -----    -------   -------    -----
Net increase (decrease)...............    3,336       (46)   3,044      7,622    24,765    1,331
                                        =======   =======    =====    =======   =======    =====

-------
* First offered on September 1, 1998.
+ Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     HIGH YIELD CORPORATE BOND FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA09-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3

                                                              $10,000 Invested in the MainStay Equity
                                                              Income Fund versus Lipper Equity Income
                                                              Fund Index and Inflation--Class A, Class
                                                              B, and Class C Shares                       4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6

                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7

                                                              Returns and Lipper Rankings                 9

                                                              Portfolio of Investments                   10

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Equity
Income Fund versus Lipper Equity Income
Fund Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 24.83%, Since Inception 23.08%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
PERIOD END                                                FUND                       INDEX*                  INFLATION (CPI)+
----------                                       ----------------------     -------------------------        ---------------
 6/1/98                                                    9450                       10000                       10000
 6/98                                                      9478                       10081                       10006
 9/98                                                      9057                        9081                       10043
 12/98                                                     9829                       10282                       10098
 3/99                                                     10528                       10292                       10135
 6/99                                                     12520                       11211                       10209

CLASS B SHARES SEC Returns: 1 Year 26.07%, Since Inception 25.14%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
PERIOD END                                                FUND                       INDEX*                  INFLATION (CPI)+
----------                                       ----------------------     -------------------------        ---------------
 6/1/98                                                   10000                       10000                       10000
 6/98                                                     10030                       10081                       10006
 9/98                                                      9558                        9081                       10043
 12/98                                                     9838                       10282                       10098
 3/99                                                     10522                       10292                       10135
 6/99                                                     12621                       11211                       10209

CLASS C SHARES SEC Returns: 1 Year 30.07%, Since Inception 28.76%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
PERIOD END                                                FUND                       INDEX*                  INFLATION (CPI)+
----------                                       ----------------------     -------------------------        ---------------
 6/1/98                                                   10000                       10000                       10000
 6/98                                                     10030                       10081                       10006
 9/98                                                      9558                        9081                       10043
 12/98                                                    10356                       10282                       10098
 3/99                                                     11076                       10292                       10135
 6/99                                                     13146                       11211                       10209

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lipper Equity Income Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper equity income fund universe. Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 1999, common stocks rose to new highs, with investor interest widening beyond large-capitalization issues to include many stocks in the mid-cap sector. Oil and gas prices rebounded from earlier lows, causing oil-related issues to outperform the market in general. Broadly speaking, investors showed increased confidence in worldwide economic growth, which boosted the performance of many cyclical stocks.

STRONG PERFORMANCE

The MainStay Equity Income Fund was well positioned to benefit from these developments. For the six months ended June 30, 1999, the Fund returned 27.38% for Class A shares and 26.95% for Class B and Class C shares, excluding all sales charges. All share classes substantially outperformed the average Lipper(1) equity-income fund, which returned 8.98% during the first half of 1999. The Fund also outpaced the S&P 500 Index,(2) which returned 12.39% for the same period.

The MainStay Equity Income Fund performed well for several reasons. First, the Fund maintained a strongly overweighted position in energy stocks, which benefited from rising oil prices throughout the reporting period. The Fund's cyclical holdings--which are securities that tend to rise quickly with economic upturns and fall quickly when the economy slows--also advanced. A global economic recovery and improving company fundamentals shifted the market's attention to the profit potential of companies in basic materials, construction, and other cyclical sectors. Higher earnings estimates and increasing security values also contributed to the Fund's strong performance during the first half of the year. The Fund's strong focus on mid-cap issues also had a positive impact on performance as investors widened their market perspective beyond large-cap growth stocks.

FOCUS ON VALUE

The Fund's investment portfolio continued to focus on mid-cap value stocks. We believe these issues have the potential to limit downside risk, since their high dividend yields may provide a cushion if the market goes down, and undervalued stocks may have less room to fall than overpriced issues in a declining market. Throughout the reporting period, we avoided investing the Fund in highly valued growth stocks, regardless of their performance potential. At the end of the first half of 1999, the Fund had meaningful cash reserves and relatively high exposure to defensive sectors such as electric utilities and real estate investment trusts, also known as REITs. We believe that, should the market change direction, the cash would allow us to make appropriate new purchases for the Fund and the utilities may provide steady income for a measure of risk protection.

Energy issues were among the Fund's top-performing holdings during the first half of 1999. Union Pacific Resources, an oil and gas exploration company, was the Fund's largest position and returned 80% during the first half of the year. Kerr-McGee Corporation, an oil and gas exploration and production company, rose 34%

-------
(1) See page 9 for additional information about Lipper, Inc.

(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98 AND SIX MONTHS ENDED 6/30/99

                                  [BAR GRAPH]

                       TOTAL RETURN %                    TOTAL RETURN %
                          CLASS A                       CLASS B & CLASS C
                          -------                       -----------------
12/98                       4.01                               3.56
6/99                       27.38                              26.95

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

from the time the Fund purchased the stock in April to the end of June 1999. The stock was bought at an attractive price when the market overreacted to a dilutive acquisition, ignoring the company's strong assets and positive cash-flow profile.

Another strong performer was Callaway Golf, a golf equipment manufacturer whose stock rose 43% over the first half of the year as investors saw the effectiveness of the company's aggressive cost-cutting measures. Columbia Energy, a natural-gas utility, rose 32% from the time the stock was purchased in February through the end of the first half of 1999. Although utilities in general did not perform well, the company's stock price soared when management received a hostile takeover bid from Nisource, an electric and gas utility. Fluor Corporation, an engineering and construction company, advanced 27% during the first half of the year, based on aggressive restructuring, cost cutting, and investor optimism over new projects in energy, chemicals, power, and telecommunications.

Not all of the Fund's holdings were as strong. The Fund sold its holdings in Lockheed Martin at a modest loss when the aerospace and defense company disclosed an earnings shortfall and contract cost overruns. The Fund's overweighted positions in electric utilities and REITs generally detracted from performance when the stocks suffered setbacks as interest rates rose throughout the first half of the year.

LOOKING AHEAD

Despite recent weaknesses, the Fund remains overweighted in electric utilities and REITs. We believe that utilities will continue to offer attractive income streams and capital-appreciation potential from restructuring and merger activity. Many utilities also appear to be undervalued given their high dividend yields. As of June 30, 1999, the Fund was also overweighted in energy and basic materi-als stocks, since we believe that improving earnings and industry consolidations may lead to higher prices among these securities, which appear to be selling below their intrinsic value.

While the potential for a U.S. recession is an ongoing concern, we remain enthusiastic about the Fund's prospects going forward. There appears to be a general rotation from large-cap growth stocks into mid- and small-cap value issues. If this shift continues or evolves into a long-term secular trend, the Fund should be well positioned. Whatever the markets bring, the Fund will continue to seek to realize maximum long-term return from a combination of capital appreciation and income.

Denis Laplaige
Michael Sheridan
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99
   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                       LIFE OF FUND
                           1 YEAR    THROUGH 6/30/99
    Class A                32.09%         29.69%
    Class B                31.07%         28.76%
    Class C                31.07%         28.76%

   FUND SEC RETURNS*

                                       LIFE OF FUND
                           1 YEAR    THROUGH 6/30/99
    Class A                24.83%         23.08%
    Class B                26.07%         25.14%
    Class C                30.07%         28.76%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                       LIFE OF FUND
                           1 YEAR    THROUGH 6/30/99
    Class A               3 out of       3 out of
                          237 funds     236 funds
    Class B               4 out of       5 out of
                          237 funds     236 funds
    Class C                  n/a           n/a
    Average Lipper
    equity income fund     11.36%         12.17%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $12.93      $0.1158      $0.0000
    Class B     $12.91      $0.0816      $0.0000
    Class C     $12.91      $0.0816      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Equity Income Fund

                                     Shares          Value
                                     ------------------------
COMMON STOCKS (82.8%)+

CHEMICALS (10.4%)
Cytec Industries Inc. (a)..........   15,000      $   478,125
Eastman Chemical Co. ..............   18,000          931,500
Geon Co. (The).....................   12,000          387,000
Lyondell Chemical Co. .............   20,000          412,500
PPG Industries, Inc. ..............    3,300          194,906
Solutia Inc. (a)...................   20,000          426,250
                                                  -----------
                                                    2,830,281
                                                  -----------
COMMUNICATIONS--EQUIPMENT (0.8%)
General Instrument Corp. (a).......    5,000          212,500
                                                  -----------

ELECTRIC POWER COMPANIES (19.8%)
Allegheny Energy, Inc. ............   14,000          448,875
DQE, Inc...........................   18,000          722,250
DTE Energy Co. ....................   14,600          584,000
Energy East Corp. .................   13,400          348,400
Illinova Corp. ....................   40,000        1,090,000
Niagara Mohawk Holdings, Inc. (a)..   45,000          722,812
PacifiCorp.........................   26,000          477,750
Texas Utilities Co. ...............   13,400          552,750
Unicom Corp. ......................   11,400          439,613
                                                  -----------
                                                    5,386,450
                                                  -----------
ENGINEERING & CONSTRUCTION (4.0%)
Fluor Corp. .......................   27,000        1,093,500
                                                  -----------
FOOD (1.5%)
ConAgra, Inc. .....................   15,000          399,375
                                                  -----------

LEISURE TIME (2.1%)
Callaway Golf Co. .................   39,900          583,538
                                                  -----------
MACHINERY (3.1%)
AGCO Corp. ........................   22,000          248,875
New Holland N.V. ..................   35,000          599,375
                                                  -----------
                                                      848,250
                                                  -----------
MANUFACTURING (1.1%)
U.S. Industries, Inc. .............   18,000          306,000
                                                  -----------

METALS--MINING (2.1%)
Phelps Dodge Corp. ................    9,200          569,825
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                                     Shares          Value
                                     ------------------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.4%)
Coastal Corp. (The)................    6,500      $   260,000
Columbia Energy Group..............   10,600          664,488
                                                  -----------
                                                      924,488
                                                  -----------

OIL & GAS--EXPLORATION & PRODUCTION (7.4%)
PennzEnergy Co. ...................   33,500          559,031
Repsol SA (b)......................   12,800          260,000
Union Pacific Resources Group Inc.    73,000        1,190,813
                                                  -----------
                                                    2,009,844
                                                  -----------
OIL & GAS--REFINING (2.7%)
Valero Energy Corp. ...............   34,300          735,306
                                                  -----------
OIL--INTEGRATED DOMESTIC (8.5%)
Amerada Hess Corp. ................    8,000          476,000
Kerr-McGee Corp. ..................   22,600        1,134,238
USX-Marathon Group.................   21,600          703,350
                                                  -----------
                                                    2,313,588
                                                  -----------
OIL--INTEGRATED INTERNATIONAL (1.7%)
Texaco Inc. .......................    7,200          450,000
                                                  -----------

POLLUTION CONTROL (0.6%)
Browning-Ferris Industries,
 Inc. .............................    4,000          172,000
                                                  -----------

RAILROADS (1.9%)
Burlington Northern Santa Fe
 Corp. ............................   16,600          514,600
                                                  -----------

REAL ESTATE INVESTMENT/MANAGEMENT (7.6%)
Developers Diversified Realty
 Corp. ............................   20,000          332,500
Health Care Property Investors,
 Inc. .............................   15,500          447,562
Healthcare Realty Trust, Inc. .....   22,500          472,500
Highwoods Properties, Inc. ........   13,800          378,638
Nationwide Health Properties,
 Inc. .............................   23,400          446,062
                                                  -----------
                                                    2,077,262
                                                  -----------
RETAIL (1.2%)
Payless ShoeSource, Inc. (a).......    6,000          321,000
                                                  -----------

TOBACCO (2.9%)
Philip Morris Cos. Inc. ...........   19,500          783,656
                                                  -----------
Total Common Stocks
 (Cost $20,372,551)................                22,531,463
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    Shares           Value
                                  ---------------------------
PREFERRED STOCKS (7.1%)

CONTAINERS--METALS & GLASS (2.6%)
Owens-Illinois, Inc.
 4.75%..........................     16,000       $   700,000
                                                  -----------

METALS--MINING (1.9%)
Cyprus Amax Minerals Co.
 $4.00 Series A.................     11,000           506,000
                                                  -----------

PAPER & FOREST PRODUCTS (1.2%)
International Paper Co.
 5.25%..........................      6,000           324,000
                                                  -----------

REAL ESTATE INVESTMENT/MANAGEMENT (1.4%)
General Growth Properties, Inc.
 7.25% 7/15/08 (c)..............     16,000           384,000
                                                  -----------
Total Preferred Stocks
 (Cost $1,719,710)..............                    1,914,000
                                                  -----------
                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENTS (9.7%)

COMMERCIAL PAPER (9.7%)
American Express Credit Corp.
 4.92%, due 7/7/99..............  $1,000,000          999,179
Ford Motor Credit Corp.
 5.65%, due 7/1/99..............     525,000          525,000
General Electric Co.
 4.99%, due 7/9/99..............   1,120,000        1,118,756
                                                  -----------
Total Short-Term Investments
 (Cost $2,642,935)..............                    2,642,935
                                                  -----------
Total Investments
 (Cost $24,735,196) (d).........       99.6%       27,088,398(e)
Cash and Other Assets,
 Less Liabilities...............        0.4           111,226
                                      -----         ---------
Net Assets......................      100.0%      $27,199,624
                                      =====        ==========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) PIERS--Preferred Income Equity Redeemable Stock.
(d) The cost for Federal income tax purposes is $24,767,841.
(e) At June 30, 1999, net unrealized appreciation was $2,320,557, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,628,065 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $307,508.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $24,735,196)..............................................       $27,088,398
Cash........................................................             2,442
Receivables:
  Investment securities sold................................           425,000
  Fund shares sold..........................................           412,263
  Dividends and interest....................................            90,026
Unamortized organization expense............................            52,942
                                                                   -----------
        Total assets........................................        28,071,071
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           652,718
  Fund shares redeemed......................................            21,075
  NYLIFE Distributors.......................................            12,437
  MainStay Management.......................................             9,438
  Transfer agent............................................             9,276
  Custodian.................................................             4,163
  Trustees..................................................               162
Accrued expenses............................................            59,830
  Dividend payable..........................................           102,348
                                                                   -----------
        Total liabilities...................................           871,447
                                                                   -----------
Net assets..................................................       $27,199,624
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,415
  Class B...................................................             9,541
  Class C...................................................                92
Additional paid-in capital..................................        22,369,764
Accumulated undistributed net investment income.............             7,299
Accumulated undistributed net realized gain on
  investments...............................................         2,448,311
Net unrealized appreciation on investments..................         2,353,202
                                                                   -----------
Net assets..................................................       $27,199,624
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $14,764,652
                                                                   ===========
Shares of beneficial interest outstanding...................         1,141,469
                                                                   ===========
Net asset value per share outstanding.......................       $     12.93
Maximum sales charge (5.50% of offering price)..............              0.75
                                                                   -----------
Maximum offering price per share outstanding................       $     13.68
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $12,316,732
                                                                   ===========
Shares of beneficial interest outstanding...................           954,079
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.91
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   118,240
                                                                   ===========
Shares of beneficial interest outstanding...................             9,159
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.91
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  309,844
  Interest..................................................      59,199
                                                              ----------
    Total income............................................     369,043
                                                              ----------
Expenses:
  Management................................................      65,456
  Transfer agent............................................      34,402
  Distribution--Class B.....................................      26,012
  Distribution--Class C.....................................          65
  Shareholder communication.................................      23,553
  Service--Class A..........................................      14,685
  Service--Class B..........................................       8,670
  Service--Class C..........................................          22
  Registration..............................................      15,530
  Professional..............................................      14,650
  Organization..............................................       6,689
  Custodian.................................................       6,217
  Recordkeeping.............................................       6,000
  Trustees..................................................         228
  Miscellaneous.............................................       7,228
                                                              ----------
    Total expenses before reimbursement.....................     229,407
Expense reimbursement by Manager............................     (49,042)
                                                              ----------
    Net expenses............................................     180,365
                                                              ----------
Net investment income.......................................     188,678
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   2,029,029
Net change in unrealized depreciation on investments........   2,357,995
                                                              ----------
Net realized and unrealized gain on investments.............   4,387,024
                                                              ----------
Net increase in net assets resulting from operations........  $4,575,702
                                                              ==========

-------

(a) Dividends recorded net of foreign withholding taxes of $5,304.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       June 1, 1998**
                                                               June 30,          through
                                                                 1999*      December 31, 1998
                                                              -----------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   188,678      $    73,306
  Net realized gain on investments..........................    2,029,029          526,098
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    2,357,995           (4,793)
                                                              -----------      -----------
  Net increase in net assets resulting from operations......    4,575,702          594,611
                                                              -----------      -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (124,166)         (70,639)
    Class B.................................................      (60,270)         (14,420)
    Class C.................................................         (363)              (1)
  From net realized gain on investments:
    Class A.................................................           --          (73,706)
    Class B.................................................           --          (28,837)
    Class C.................................................           --               (2)
                                                              -----------      -----------
      Total dividends and distributions to shareholders.....     (184,799)        (187,605)
                                                              -----------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,121,886        9,963,096
    Class B.................................................    7,472,033        4,192,218
    Class C.................................................      116,598              300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        5,739           79,421
    Class B.................................................       17,455           38,060
    Class C.................................................            2                3
                                                              -----------      -----------
                                                                9,733,713       14,273,098
  Cost of shares redeemed:
    Class A.................................................     (440,224)         (15,950)
    Class B.................................................     (941,004)        (207,914)
    Class C.................................................           (3)              (1)
                                                              -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................    8,352,482       14,049,233
                                                              -----------      -----------
      Net increase in net assets............................   12,743,385       14,456,239
NET ASSETS:
Beginning of period.........................................   14,456,239               --
                                                              -----------      -----------
End of period...............................................  $27,199,624      $14,456,239
                                                              ===========      ===========
Accumulated undistributed net investment income at end of
  period....................................................  $     7,299      $     3,420
                                                              ===========      ===========

-------

 *  Unaudited.
**  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                  Class A                        Class B                        Class C
                                        ---------------------------    ---------------------------    ---------------------------
                                        Six months       June 1*       Six months       June 1*       Six months    September 1**
                                          ended          through         ended          through         ended          through
                                         June 30,     December 31,      June 30,     December 31,      June 30,     December 31,
                                          1999+           1998           1999+           1998           1999+           1998
                                        ----------    -------------    ----------    -------------    ----------    -------------
Net asset value at beginning of
  period............................     $ 10.25         $ 10.00        $ 10.24         $ 10.00        $ 10.24         $  9.06
                                         -------         -------        -------         -------        -------         -------
Net investment income...............        0.12            0.07           0.08            0.04           0.08            0.04
Net realized and unrealized gain on
  investments.......................        2.68            0.32           2.67            0.31           2.67            1.25
                                         -------         -------        -------         -------        -------         -------
Total from investment operations....        2.80            0.39           2.75            0.35           2.75            1.29
                                         -------         -------        -------         -------        -------         -------
Less dividends and distributions:
From net investment income..........      (0.12)           (0.07)        (0.08)           (0.04)        (0.08)           (0.04)
From net realized gain on
  investments.......................          --           (0.07)            --           (0.07)            --           (0.07)
                                         -------         -------        -------         -------        -------         -------
Total dividends and distributions...      (0.12)           (0.14)        (0.08)           (0.11)        (0.08)           (0.11)
                                         -------         -------        -------         -------        -------         -------
Net asset value at end of period....     $ 12.93         $ 10.25        $ 12.91         $ 10.24        $ 12.91         $ 10.24
                                         =======         =======        =======         =======        =======         =======
Total investment return (a).........       27.38%           4.01%         26.95%           3.56%         26.95%          14.30%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment income...........        2.30%           1.20%          1.55%           0.45%          1.55%           0.45%
    Net expenses....................        1.65%           3.11%          2.40%           3.86%          2.40%           3.86%
    Expenses (before
      reimbursement)................        2.17%           3.11%          2.92%           3.86%          2.92%           3.86%
Portfolio turnover rate.............         218%            270%           218%            270%           218%            270%
Net assets at end of period (in
  000's)............................     $14,765         $10,290        $12,317         $ 4,166        $   118         $    --(b)

-------

 *   Commencement of operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities

Notes to Financial Statements unaudited

not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Equity Income Fund

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $65,456 and reimbursed the Fund $49,042.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the

Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $4,419 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $3,111 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $34,402.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A and Class B with net asset values of $11,637,000 and $1,291,000, respectively. This represents 78.8% and 10.5%, respectively, of the net assets at period end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $234 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $45,602 and $38,421, respectively.

MainStay Equity Income Fund

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 Six months ended             June 1, 1998* through
                                                  June 30, 1999+                December 31, 1998
                                            ---------------------------   -----------------------------
                                            Class A   Class B   Class C   Class A   Class B   Class C**
                                            -------   -------   -------   -------   -------   ---------
Shares sold...............................    178       626        9         998      424        --
Shares issued in reinvestment of dividends
  and distributions.......................      1         2       --           8        4        --
                                              ---       ---       ---      -----      ---        ---
                                              179       628        9       1,006      428        --
Shares redeemed...........................    (42)      (81)      --          (2)     (21)       --
                                              ---       ---       ---      -----      ---        ---
Net increase..............................    137       547        9       1,004      407        --(a)
                                              ===       ===       ===      =====      ===        ===

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     EQUITY INCOME FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay
Equity Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA20-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              $10,000 Invested in the MainStay
                                                              Equity Index Fund versus S&P 500 and
                                                                Inflation                                 3
                                                              Portfolio Management Discussion and
                                                                Analysis                                  4
                                                              Year-by-Year and Six-Month Performance      5
                                                              Returns and Lipper Rankings                 7
                                                              Portfolio of Investments                    8
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              20
                                                              The MainStay Funds                         25

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation

CLASS A SHARES SEC Returns: 1 Year 18.22%, 5 Year 25.97%, Since Inception 19.37%


                                 [LINE GRAPH]

PERIOD END                                     MAINSTAY EQUITY INDEX FUND           S&P 500*                  INFLATION+
----------                                     --------------------------           --------                ----------------
12/20/90                                                  9700                        10000                       10000
12/91                                                    12430                        13040                       10298
12/92                                                    13200                        14032                       10603
12/93                                                    14391                        15441                       10893
12/94                                                    14463                        15645                       11177
12/95                                                    19657                        21518                       11467
12/96                                                    23988                        26454                       11847
12/97                                                    31728                        35280                       12047
12/98                                                    40514                        45361                       12241
6/99                                                     45287                        50987                       12375

---------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the 3% up-front sales charge, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

A multitude of positive indicators combined to propel stocks of large U.S. companies higher during the six months ended June 30, 1999, extending the remarkable bull market of the past several years. Domestically, economic growth continued to surge. News on the inflation front remained low key. Prices for oil, natural gas, lumber, and copper recovered during the reporting period, while agricultural commodity prices generally declined. Investors welcomed enhanced stability in global economies.

Within the overall bull market, there were changes among various U.S. equity sectors. In many respects, the first quarter of 1999 was a continuation of recent history. The majority of the equity market's performance was concentrated in a handful of large-capitalization growth-oriented stocks. During the second quarter of the year, the tide changed rather dramatically. The S&P 500 Index(1) continued to fare well, but long out-of-favor value stocks saw a strong recovery, as many companies reported corporate earnings in line with or exceeding analysts' expectations. Over the same period, smaller-capitalization U.S. stocks outperformed their larger-cap counterparts for the first time in seven quarters.

STRONG PERFORMANCE

For the six months ended June 30, 1999, the MainStay Equity Index Fund returned 11.78% for Class A shares, excluding all sales charges. The Fund slightly underperformed the average Lipper(2) S&P 500 Index objective fund, which returned 11.95% for the same period. The S&P 500 Index, a hypothetical investment that does not face the daily expenses associated with mutual fund investing, returned 12.39% for the period.

It is worth noting that Morningstar(3) rated the Fund five stars overall and five stars for the three- and five-year periods ended June 30, 1999, from among 3,043 and 1,878 domestic equity funds, respectively.

COMPUTER SECTOR LED THE S&P 500 INDEX

The two largest constituent sectors of the S&P 500 Index--computer software and computer systems--together comprise approximately 13% of the Index and were both up over 20% for the first six months of 1999. During the reporting period, LSI Logic, up 186%,(4) Tandy, up 137%, and National Semiconductor, up 88%, were stocks in other sectors that benefited from the computer industry's advance. Oil-related stocks, also a significant element of the S&P 500 Index, returned over 20% through June 30, 1999, as oil prices recovered from their precipitous drop in 1998. Other strong-performing sectors of the S&P 500 Index included investment banks/brokers, led by Schwab, up 96%; basic materials/industries, led by Case, up 120%; and telecommunications, led by Sprint, up 147%, and Nextel, up 112%.

Housing-related stocks, a relatively small S&P 500 Index component, was the worst-performing industry sector, struggling as interest rates rose and home-buying activity began to cool. A more material decline came from the drug stocks, which comprise almost 5% of the S&P 500 Index and declined almost 8%.

---------
(1) See footnote on page 3 for more information about the S&P 500.

(2) See page 7 for additional information about Lipper, Inc.

(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of the funds in a rating group receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

(4) Returns reflect performance for the six-month period ended 6/30/99.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                  [BAR CHART]

Period End                                                                  Total Return %
----------                                                                  --------------
12/91                                                                            28.01
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
6/99                                                                             11.78

Past performance is no guarantee of future results. See footnote * on page 7 for more information on performance.

During the reporting period, McKesson HBOC, down 59%, Rite Aid, down 50%, and Watson Pharmaceuticals, down 44%, were among the stocks in this and related sectors that declined the most. Other declining industries included tobacco, especially Philip Morris, down 25%; foods/retail food stores, particularly Albertson's and Safeway, each down 19%; and health care companies, with Tenet Healthcare down 29% and Humana down 27%.

The composition of the S&P 500 Index itself remained relatively constant through the first six months of 1999, with just a few changes resulting from corporate actions, such as mergers, spin-offs, and acquisitions.

LOOKING AHEAD

On the whole, the U.S. economy and stock market seem quite healthy. At the same time, we believe that investors should not be lulled into a sense of complacency, overlooking the risks that come with equity investing. Two areas of particular concern are inflation and equity valuations.

While inflation appears to remain dormant, numerous indicators may be harbingers of future inflation. Investors should consider that:

- unemployment remains at a thirty-year low,

- economic growth has been inordinately robust in historical terms,

- oil prices are rebounding, and

- troubled Pacific Rim and other emerging market economies appear to have recovered from recent turmoil.

While these new threats to price stability have been absorbed by the bond market through climbing yields, the stock market has yet to react. A clearer signal that inflation is rising could have a detrimental effect on stock prices, given the importance of earnings expectations that are currently priced into the market.

Equity valuations, as measured by price/earnings ratios, have continued to climb in 1999, even as interest rates have gone up. While past performance is no indication of future results, this pattern has historically implied expectations of strong corporate profitability growth in the years ahead. Disappointing corporate earnings reports may be met with disappointing stock-market performance.

Of course, the objective of the MainStay Equity Index Fund is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index"). As a result, we do not respond to or evaluate changing market and economic conditions. Nor do we manage according to a given outlook for the equity markets or the economy in general. That said, we feel it is important for investors to diversify their portfolios and to keep focused on their long-term goals despite inevitable short-term volatility in the equity market.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
Monitor Capital Advisors, Inc.


Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                     LIFE OF FUND
                          1 YEAR      5 YEARS      THROUGH 6/30/99
    Class A               21.88%      26.74%            19.80%

   FUND SEC RETURNS*

                                                     LIFE OF FUND
                          1 YEAR      5 YEARS      THROUGH 6/30/99
    Class A               18.22%      25.97%            19.37%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                     LIFE OF FUND
                          1 YEAR      5 YEARS      THROUGH 6/30/99
    Equity Index Fund    77 out of   38 out of        13 out of
                         100 funds   40 funds          13 funds
    Average Lipper S&P
    500 Index
    objective fund        22.18%      27.31%            20.58%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/99

                        NAV 6/30/99   INCOME        CAPITAL GAINS
    Class A               $44.12      $0.0000          $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Life of Fund ranking and the average Lipper peer fund return are for the period from 12/20/90 through 6/30/99.

MainStay Equity Index Fund


                                  Shares           Value
                               ------------------------------
COMMON STOCKS (97.7%)+

AEROSPACE/DEFENSE (1.2%)
Boeing Co. (The)...............    94,557      $    4,178,238
General Dynamics Corp. ........    12,313             843,440
Goodrich (B.F.) Co. ...........     7,191             305,618
Lockheed Martin Corp. .........    38,300           1,426,675
Northrop Grumman Corp. ........     6,709             444,891
Raytheon Co. Class B...........    32,777           2,306,681
Rockwell International
 Corp. ........................    18,624           1,131,408
United Technologies Corp. .....    46,778           3,353,398
                                               --------------
                                                   13,990,349
                                               --------------
AIRLINES (0.3%)
AMR Corp. (a)..................    14,945           1,019,996
Delta Air Lines, Inc. .........    13,638             785,890
Southwest Airlines Co. ........    32,589           1,014,332
US Airways Group, Inc. (a).....     7,132             310,688
                                               --------------
                                                    3,130,906
                                               --------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. ...........    21,963             701,443
Alcoa Inc. ....................    35,643           2,205,411
Reynolds Metals Co. ...........     6,303             371,877
                                               --------------
                                                    3,278,731
                                               --------------
AUTO PARTS & EQUIPMENT (0.3%)
Cooper Tire & Rubber Co. ......     7,380             174,352
Delphi Automotive Systems
 Corp. ........................    54,636           1,014,181
Genuine Parts Co. .............    17,376             608,160
Goodyear Tire & Rubber Co.
 (The).........................    15,120             889,245
                                               --------------
                                                    2,685,938
                                               --------------
AUTOMOBILES (1.0%)
Ford Motor Co. ................   117,617           6,638,009
General Motors Corp. ..........    63,014           4,158,924
                                               --------------
                                                   10,796,933
                                               --------------
BANKS--MAJOR REGIONAL (4.2%)
AmSouth Bancorp................    17,093             396,344
Bank of New York Co., Inc.
 (The).........................    73,925           2,712,124
Bank One Corp. ................   114,809           6,838,311
BankBoston Corp. ..............    28,865           1,475,723
BB&T Corp. ....................    30,557           1,121,060
Comerica Inc. .................    15,082             896,437
Fifth Third Bancorp............    26,068           1,735,151
Firstar Corp. .................    64,210           1,797,880
Fleet Financial Group, Inc. ...    55,347           2,456,023
Huntington Bancshares Inc. ....    20,355             712,425
KeyCorp........................    43,474           1,396,602
Mellon Bank Corp. .............    50,638           1,841,957

----------
 +  Percentages indicated are based on Fund net assets.

                                  Shares           Value
                               ------------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
Mercantile Bancorp., Inc. .....    15,258      $      871,613
National City Corp. ...........    30,514           1,998,667
Northern Trust Corp. ..........    10,936           1,060,792
PNC Bank Corp. ................    29,435           1,696,192
Regions Financial Corp. .......    21,761             836,438
Republic New York Corp. .......    10,209             696,126
SouthTrust Corp. ..............    16,147             619,641
State Street Corp. ............    15,636           1,334,924
Summit Bancorp.................    16,676             697,265
SunTrust Banks, Inc. ..........    31,236           2,168,950
Synovus Financial Corp. .......    26,275             522,216
Union Planters Corp. ..........    13,762             614,989
U.S. Bancorp...................    70,574           2,399,516
Wachovia Corp. ................    19,686           1,684,384
Wells Fargo Co. ...............   160,540           6,863,085
                                               --------------
                                                   47,444,835
                                               --------------
BANKS--MONEY CENTER (2.4%)
Bank of America Corp. .........   169,340          12,414,739
Chase Manhattan Corp. (The)....    82,044           7,107,061
First Union Corp. .............    94,022           4,419,034
Morgan (J.P.) & Co., Inc. .....    17,255           2,424,328
                                               --------------
                                                   26,365,162
                                               --------------
BANKS--SAVINGS & LOANS (0.2%)
Golden West Financial Corp. ...     5,499             538,902
Washington Mutual, Inc. .......    57,931           2,049,309
                                               --------------
                                                    2,588,211
                                               --------------
BEVERAGES--ALCOHOLIC (0.3%)
Anheuser-Busch Cos., Inc. .....    46,158           3,274,333
Brown-Forman Corp.
 Class B.......................     6,615             431,215
Coors (Adolph) Co.
 Class B.......................     3,604             178,398
                                               --------------
                                                    3,883,946
                                               --------------
BEVERAGES--SOFT DRINKS (2.0%)
Coca-Cola Co. (The) (c)........   239,621          14,976,313
Coca-Cola Enterprises Inc. ....    41,206           1,267,084
PepsiCo, Inc. .................   141,400           5,470,413
                                               --------------
                                                   21,713,810
                                               --------------
BROADCAST/MEDIA (1.1%)
CBS Corp. (a)..................    68,955           2,995,233
Clear Channel Communications,
 Inc. (a)......................    32,239           2,222,476
Comcast Corp. Special Class
 A.............................    71,856           2,761,965
MediaOne Group Inc. (a)........    58,837           4,376,002
                                               --------------
                                                   12,355,676
                                               --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited



                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

BUILDING MATERIALS (0.1%)
Masco Corp. ...................    32,694      $      944,039
Owens Corning..................     5,276             181,363
Sherwin-Williams Co. (The).....    16,474             457,153
                                               --------------
                                                    1,582,555
                                               --------------
CHEMICALS (1.5%)
Air Products & Chemicals,
 Inc. .........................    22,328             898,702
Dow Chemical Co. (The).........    21,451           2,721,596
Du Pont (E.I.) De Nemours &
 Co. ..........................   109,530           7,482,268
Eastman Chemical Co. ..........     7,696             398,268
Hercules Inc. .................     9,747             383,179
Monsanto Co. ..................    61,304           2,417,676
Praxair, Inc. .................    15,263             746,933
Rohm & Haas Co. ...............    20,532             880,323
Union Carbide Corp. ...........    12,947             631,166
                                               --------------
                                                   16,560,111
                                               --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ..........    11,049             667,084
Engelhard Corp. ...............    12,082             273,355
FMC Corp. (a)..................     3,212             219,420
PPG Industries, Inc. ..........    16,835             994,317
                                               --------------
                                                    2,154,176
                                               --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a).........     6,689             122,910
Great Lakes Chemical Corp. ....     5,661             260,760
Nalco Chemical Co. ............     6,532             338,848
Sigma-Aldrich Corp. ...........     9,741             335,456
                                               --------------
                                                    1,057,974
                                               --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (4.5%)
Andrew Corp. (a)...............     8,000             151,500
Cabletron Systems, Inc. (a)....    17,935             233,155
Cisco Systems, Inc. (a)........   308,746          19,856,227
General Instrument Corp. (a)...    16,774             712,895
Lucent Technologies Inc. ......   295,157          19,904,671
Network Appliance, Inc. (a)....     4,800             268,200
Nortel Networks Corp. .........    64,399           5,590,638
Scientific-Atlanta, Inc. ......     7,299             262,764
Tellabs, Inc. (a)..............    38,068           2,571,969
3Com Corp. (a).................    35,157             938,253
                                               --------------
                                                   50,490,272
                                               --------------
COMPUTER SOFTWARE & SERVICES (7.1%)
Adobe Systems Inc. ............     5,930             487,187
America Online Inc. (a)........   105,481          11,655,650
Autodesk, Inc. ................     5,720             169,098
Automatic Data Processing,
 Inc. .........................    60,130           2,645,720
BMC Software, Inc. (a).........    22,900           1,236,600

                                  Shares           Value
                                -----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Ceridian Corp. (a).............    14,055      $      459,423
Computer Associates
 International, Inc. ..........    52,080           2,864,400
Computer Sciences Corp. (a)....    15,494           1,071,991
Compuware Corp. (a)............    35,707           1,135,929
Electronic Data Systems
 Corp. ........................    47,844           2,706,176
Equifax Inc. ..................    14,015             500,160
First Data Corp. ..............    41,896           2,050,286
Microsoft Corp. (a)(c).........   495,628          44,699,450
Novell, Inc. (a)...............    32,714             866,921
Oracle Corp. (a)...............   139,742           5,187,922
Parametric Technology Corp.
 (a)...........................    26,329             365,315
Paychex, Inc. .................    23,860             760,538
PeopleSoft, Inc. (a)...........    23,333             402,494
Shared Medical Systems
 Corp. ........................     2,598             169,519
                                               --------------
                                                   79,434,779
                                               --------------
COMPUTER SYSTEMS (5.4%)
Apple Computer, Inc. (a).......    15,437             714,926
Compaq Computer Corp. .........   165,105           3,910,925
Data General Corp. (a).........     4,953              72,128
Dell Computer Corp. (a)........   246,299           9,113,063
EMC Corp. (a)..................    98,344           5,408,920
Gateway Inc. (a)...............    15,234             898,806
Hewlett-Packard Co. ...........    98,402           9,889,401
International Business
 Machines Corp. ...............   176,194          22,773,075
Seagate Technology, Inc. (a)...    21,612             553,808
Silicon Graphics, Inc. (a).....    18,289             299,482
Sun Microsystems, Inc. (a).....    75,166           5,177,058
Unisys Corp. (a)...............    26,160           1,018,605
                                               --------------
                                                   59,830,197
                                               --------------
CONGLOMERATES (0.1%)
Tenneco Inc. ..................    16,484             393,556
Textron Inc. ..................    14,618           1,203,244
                                               --------------
                                                    1,596,800
                                               --------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. ....................     2,950             124,637
Crown Cork & Seal Co., Inc. ...    11,908             339,378
Owens-Illinois, Inc. (a).......    15,147             495,118
                                               --------------
                                                      959,133
                                               --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ...............     5,173             205,627
Temple-Inland Inc. ............     5,383             367,390
                                               --------------
                                                      573,017
                                               --------------
COSMETICS/PERSONAL CARE (0.6%)
Alberto-Culver Co. Class B.....     5,503             146,517
Avon Products, Inc. ...........    25,454           1,412,697




  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund



                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

COSMETICS/PERSONAL CARE (CONTINUED)
Gillette Co. (The).............   107,822      $    4,420,702
International Flavors &
 Fragrances Inc. ..............    10,250             454,844
                                               --------------
                                                    6,434,760
                                               --------------
ELECTRIC POWER COMPANIES (2.0%)
Ameren Corp. ..................    13,306             510,618
American Electric Power Co.,
 Inc. .........................    18,619             699,376
Carolina Power & Light Co. ....    14,694             629,087
Central & South West Corp. ....    20,665             483,044
Cinergy Corp. .................    15,461             494,752
CMS Energy Corp. ..............    11,400             477,375
Consolidated Edison, Inc. .....    22,074             998,849
Constellation Energy Group.....    14,458             428,318
Dominion Resources, Inc. ......    18,602             805,699
DTE Energy Co. ................    14,128             565,120
Duke Energy Corp. .............    35,337           1,921,449
Edison International...........    33,736             902,438
Entergy Corp. .................    23,917             747,406
FirstEnergy Corp. .............    22,800             706,800
Florida Progress Corp. ........     9,500             392,469
FPL Group, Inc. ...............    17,516             956,812
GPU, Inc. .....................    12,158             512,916
New Century Energies Inc. .....    11,135             432,177
Niagara Mohawk Holdings Inc.
 (a)...........................    18,177             291,968
Northern States Power Co. .....    14,804             358,072
PacifiCorp.....................    28,868             530,450
PECO Energy Co. ...............    18,591             781,984
PG&E Corp. ....................    37,308           1,212,510
PP&L Resources, Inc. ..........    15,294             470,291
Public Service Enterprise Group
 Inc. .........................    21,327             871,741
Reliant Energy, Inc. ..........    28,770             794,771
Southern Co. (The).............    67,797           1,796,621
Texas Utilities Co. ...........    27,265           1,124,681
Unicom Corp. ..................    21,053             811,856
                                               --------------
                                                   21,709,650
                                               --------------
ELECTRICAL EQUIPMENT (3.9%)
Cooper Industries, Inc. .......     9,160             476,320
Emerson Electric Co. ..........    42,256           2,656,846
General Electric Co. (c).......   317,713          35,901,569
Grainger (W.W.), Inc. .........     9,179             493,945
Honeywell Inc. ................    12,218           1,415,761
Raychem Corp. .................     7,515             278,055
Solectron Corp. (a)............    24,511           1,634,577
Thomas & Betts Corp. ..........     5,558             262,616
                                               --------------
                                                   43,119,689
                                               --------------
ELECTRONICS--DEFENSE (0.0%) (b)
EG&G, Inc. ....................     4,352             155,040
                                               --------------

                                  Shares           Value
                                -----------------------------
ELECTRONICS--INSTRUMENTATION (0.1%)
PE Corp.-PE Biosystems Group...     4,950      $      568,012
Tektronix, Inc. ...............     4,516             136,327
                                               --------------
                                                      704,339
                                               --------------
ELECTRONICS--SEMICONDUCTORS (3.2%)
Advanced Micro Devices, Inc.
 (a)...........................    14,243             257,264
Applied Materials, Inc. (a)....    36,204           2,674,571
Intel Corp. ...................   322,190          19,170,305
KLA-Tencor Corp. (a)...........     8,512             552,216
LSI Logic Corp. (a)............    13,848             638,739
Micron Technology, Inc. (a)....    24,241             977,215
Motorola, Inc. ................    58,597           5,552,066
National Semiconductor Corp.
 (a)...........................    16,351             413,885
Texas Instruments Inc. ........    38,039           5,515,655
                                               --------------
                                                   35,751,916
                                               --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ...................     7,317             296,339
Foster Wheeler Corp. ..........     3,928              55,483
                                               --------------
                                                      351,822
                                               --------------
ENTERTAINMENT (1.8%)
King World Productions, Inc.
 (a)...........................     6,769             235,646
Seagram Co. Ltd. ..............    41,537           2,092,426
Time Warner Inc. ..............   115,835           8,340,120
Viacom Inc. Class B (a)........    67,064           2,950,816
Walt Disney Co. (The)..........   200,007           6,162,716
                                               --------------
                                                   19,781,724
                                               --------------
FINANCIAL--MISCELLANEOUS (4.4%)
AFLAC Inc. ....................    25,800           1,235,175
American Express Co. ..........    43,801           5,699,605
American General Corp. ........    24,386           1,838,095
Associates First Capital Corp.
 Class A.......................    70,679           3,131,963
Citigroup Inc. ................   326,873          15,526,467
Fannie Mae.....................    99,510           6,803,996
Franklin Resources Inc. .......    24,462             993,769
Freddie Mac....................    67,490           3,914,420
MBIA Inc. .....................     9,657             625,291
MBNA Corp. ....................    77,865           2,384,616
Morgan Stanley Dean Witter &
 Co. ..........................    55,435           5,682,088
SLM Holding Corp. .............    15,851             726,174
Transamerica Corp. ............    12,110             908,250
                                               --------------
                                                   49,469,909
                                               --------------
FOOD (1.7%)
Bestfoods......................    27,113           1,342,093
Campbell Soup Co. .............    42,330           1,899,559
ConAgra, Inc. .................    47,411           1,262,318
General Mills, Inc. ...........    14,801           1,189,630
Heinz (H.J.) Co. ..............    34,899           1,749,312
Hershey Foods Corp. ...........    13,540             803,938


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

FOOD (CONTINUED)
Kellogg Co. ...................    39,358      $    1,298,814
Nabisco Group Holdings
 Corp. ........................    31,561             617,422
Quaker Oats Co. (The)..........    13,117             870,641
Ralston-Ralston Purina Group...    31,640             963,043
Sara Lee Corp. ................    87,706           1,989,830
Unilever N.V. .................    55,552           3,874,752
Wrigley (Wm.) Jr. Co. .........    11,268           1,014,120
                                               --------------
                                                   18,875,472
                                               --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc. .........    26,348           1,689,565
McKesson HBOC, Inc. ...........    26,893             863,938
SUPERVALU Inc. ................    11,563             297,024
SYSCO Corp. ...................    32,135             958,025
                                               --------------
                                                    3,808,552
                                               --------------
GOLD & PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp. ............    37,915             734,603
Battle Mountain Gold Co. (a)...    22,363              54,510
Homestake Mining Co. ..........    25,254             206,767
Newmont Mining Corp. ..........    16,287             323,704
Placer Dome Inc. ..............    31,700             374,457
                                               --------------
                                                    1,694,041
                                               --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The).....     8,516             537,572
Snap-on Inc. ..................     6,362             230,225
Stanley Works (The)............     8,650             278,422
                                               --------------
                                                    1,046,219
                                               --------------
HEALTH CARE--DIVERSIFIED (4.2%)
Abbott Laboratories............   147,611           6,716,300
Allergan, Inc. ................     6,424             713,064
American Home Products
 Corp. ........................   126,854           7,294,105
Bristol-Myers Squibb Co. ......   192,873          13,585,491
Johnson & Johnson..............   130,544          12,793,312
Mallinckrodt Inc. .............     6,869             249,860
Warner-Lambert Co. ............    82,558           5,727,462
                                               --------------
                                                   47,079,594
                                               --------------
HEALTH CARE--DRUGS (4.4%)
Lilly (Eli) & Co. .............   106,902           7,656,856
Merck & Co., Inc. .............   228,862          16,935,788
Pfizer Inc. ...................   125,706          13,796,233
Pharmacia & Upjohn, Inc. ......    49,126           2,790,971
Schering-Plough Corp. .........   142,559           7,555,627
Watson Pharmaceuticals, Inc.
 (a)...........................     9,300             326,081
                                               --------------
                                                   49,061,556
                                               --------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. ....................    13,833           1,237,189
Humana Inc. (a)................    16,278             210,597
United Healthcare Corp. .......    16,819           1,053,290
Wellpoint Health Networks Inc.
 (a)...........................     6,600             560,175
                                               --------------
                                                    3,061,251
                                               --------------

                                  Shares           Value
                                -----------------------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare
 Corp. ........................    55,182      $    1,258,830
Tenet Healthcare Corp. (a).....    30,090             558,546
                                               --------------
                                                    1,817,376
                                               --------------
HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. .............     4,999             239,015
Bausch & Lomb Inc. ............     5,589             427,558
Baxter International Inc. .....    28,315           1,716,597
Becton, Dickinson & Co. .......    24,330             729,900
Biomet, Inc. ..................    10,955             435,461
Boston Scientific Corp. (a)....    38,448           1,689,309
Guidant Corp. (a)..............    29,365           1,510,462
Medtronic, Inc. ...............    56,844           4,426,727
St. Jude Medical, Inc. (a).....     8,229             293,158
                                               --------------
                                                   11,468,187
                                               --------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a).................     9,755             496,286
Amgen Inc. (a).................    49,756           3,028,896
HCR Manor Care, Inc. (a).......    10,742             259,822
HEALTHSOUTH Corp. (a)..........    40,303             602,026
                                               --------------
                                                    4,387,030
                                               --------------
HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc. ......     4,089             233,584
Dana Corp. ....................    16,089             741,100
Eaton Corp. ...................     6,932             637,744
ITT Industries, Inc. ..........     8,489             323,643
Navistar International Corp.
 (a)...........................     6,458             322,900
PACCAR Inc. ...................     7,609             406,130
                                               --------------
                                                    2,665,101
                                               --------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ..................     5,763             216,473
Kaufman & Broad Home Corp. ....     4,623             114,997
Pulte Corp. ...................     4,152              96,015
                                               --------------
                                                      427,485
                                               --------------
HOTEL/MOTEL (0.4%)
Carnival Corp. ................    59,554           2,888,369
Harrah's Entertainment, Inc.
 (a)...........................    12,413             273,086
Hilton Hotels Corp. ...........    25,072             355,709
Marriott International, Inc.
 Class A.......................    24,251             906,381
                                               --------------
                                                    4,423,545
                                               --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. .........................     3,888             224,775
Maytag Corp. ..................     8,574             597,501
Whirlpool Corp. ...............     7,351             543,974
                                               --------------
                                                    1,366,250
                                               --------------
HOUSEHOLD PRODUCTS (1.7%)
Clorox Co. (The)...............    11,390           1,216,594
Colgate-Palmolive Co. .........    28,446           2,809,042
Fort James Corp. ..............    21,426             811,510
Kimberly-Clark Corp. ..........    51,601           2,941,257
Procter & Gamble Co. (The).....   129,027          11,515,660
                                               --------------
                                                   19,294,063
                                               --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund



                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

HOUSEWARES (0.2%)
Fortune Brands, Inc. ..........    16,271      $      673,213
Newell Rubbermaid Inc. ........    27,492           1,278,378
Tupperware Corp. ..............     5,605             142,927
                                               --------------
                                                    2,094,518
                                               --------------
INSURANCE BROKERS (0.3%)
Aon Corp. .....................    24,826           1,024,073
Marsh & McLennan Cos., Inc. ...    25,585           1,931,667
                                               --------------
                                                    2,955,740
                                               --------------
INSURANCE--LIFE (0.4%)
Conseco, Inc. .................    31,439             956,925
Jefferson-Pilot Corp. .........    10,367             686,166
Lincoln National Corp. ........    19,626           1,026,685
Provident Cos., Inc. ..........    13,264             530,560
Torchmark Corp. ...............    12,964             442,397
UNUM Corp. ....................    13,566             742,738
                                               --------------
                                                    4,385,471
                                               --------------
INSURANCE--MULTI-LINE (1.5%)
American International Group,
 Inc. .........................   120,332          14,086,365
CIGNA Corp. ...................    19,747           1,757,483
Hartford Financial Services
 Group, Inc. (The).............    22,084           1,287,773
                                               --------------
                                                   17,131,621
                                               --------------
INSURANCE--PROPERTY & CASUALTY (0.7%)
Allstate Corp. (The)...........    78,346           2,810,663
Chubb Corp. (The)..............    15,814           1,099,073
Cincinnati Financial Corp......    15,990             600,624
Loews Corp. ...................    10,593             838,171
MGIC Investment Corp. .........    10,672             500,250
Progressive Corp. (The)........     7,122           1,032,690
SAFECO Corp. ..................    13,273             585,671
St. Paul Cos., Inc. (The)......    21,950             698,285
                                               --------------
                                                    8,165,427
                                               --------------
INVESTMENT BANK/BROKERAGE (0.8%)
Bear Stearns Cos., Inc.
 (The).........................    11,376             531,828
Lehman Brothers Holdings
 Inc. .........................    11,509             716,435
Merrill Lynch & Co., Inc. .....    35,694           2,853,289
Paine Webber Group Inc. .......    14,100             659,175
Schwab (Charles) Corp. (The)...    39,658           4,357,423
                                               --------------
                                                    9,118,150
                                               --------------
LEISURE TIME (0.1%)
Brunswick Corp. ...............     8,891             247,837
Mirage Resorts, Inc. (a).......    19,339             323,928
                                               --------------
                                                      571,765
                                               --------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. .................     3,635              67,248
                                               --------------

MACHINERY--DIVERSIFIED (0.4%)
Briggs & Stratton Corp. .......     2,277             131,497
Case Corp. ....................     7,347             353,574
Caterpillar Inc. ..............    34,508           2,070,480

                                  Shares           Value
                                -----------------------------
MACHINERY--DIVERSIFIED (CONTINUED)
Deere & Co. ...................    22,511      $      891,998
Ingersoll-Rand Co. ............    16,144           1,043,306
NACCO Industries, Inc. Class
 A.............................       854              62,769
Thermo Electron Corp. (a)......    15,410             309,163
Timken Co. (The)...............     6,021             117,410
                                               --------------
                                                    4,980,197
                                               --------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ...     3,400              89,888
                                               --------------

MANUFACTURING--DIVERSIFIED (1.5%)
AlliedSignal Inc. .............    53,663           3,380,769
Crane Co. .....................     6,615             207,959
Danaher Corp. .................    13,113             762,193
Dover Corp. ...................    20,684             791,163
Illinois Tool Works Inc. ......    24,296           1,992,272
Johnson Controls, Inc. ........     8,240             571,135
Millipore Corp. ...............     4,308             174,743
Pall Corp. ....................    12,069             267,781
Parker-Hannifin Corp. .........    10,584             484,218
Sealed Air Corp. (a)...........     8,110             526,136
Tyco International Ltd. .......    79,679           7,549,586
                                               --------------
                                                   16,707,955
                                               --------------
METALS--MINING (0.1%)
ASARCO Inc. ...................     3,871              72,823
Cyprus Amax Minerals Co. ......     8,790             133,498
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)..............    15,922             285,601
Inco Ltd. (a)..................    18,667             336,006
Phelps Dodge Corp. ............     5,683             351,991
                                               --------------
                                                    1,179,919
                                               --------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a)............    18,579           1,079,904
American Greetings Corp. Class
 A.............................     6,530             196,716
Archer-Daniels-Midland Co. ....    57,080             881,172
Corning Inc. ..................    23,615           1,656,002
Harcourt General, Inc. ........     6,954             358,566
Harris Corp. ..................     7,726             302,763
Jostens, Inc. .................     3,291              69,317
Minnesota Mining &
 Manufacturing Co. ............    39,107           3,399,865
Nextel Communications, Inc.
 Class A (a)...................    28,777           1,444,246
Pioneer Hi-Bred International,
 Inc. .........................    23,297             907,127
Sprint Corp. (PCS Group) (a)...    42,777           2,443,636
TRW, Inc. .....................    11,594             636,221
                                               --------------
                                                   13,375,535
                                               --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The)............    20,753             830,120
Columbia Energy Group..........     8,113             508,584
Consolidated Natural Gas
 Co. ..........................     9,331             566,858
Eastern Enterprises............     2,223              88,364
Enron Corp. ...................    34,349           2,808,031
NICOR Inc. ....................     4,719             179,617
ONEOK, Inc. ...................     3,119              99,028
Peoples Energy Corp. ..........     3,474             130,926

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

NATURAL GAS DISTRIBUTORS & PIPELINES (CONTINUED)
Sempra Energy..................    23,375      $      528,860
Sonat, Inc. ...................    10,664             353,245
Williams Cos., Inc. (The)......    41,835           1,780,602
                                               --------------
                                                    7,874,235
                                               --------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Pitney Bowes Inc. .............    26,051           1,673,777
Xerox Corp. ...................    64,247           3,794,588
                                               --------------
                                                    5,468,365
                                               --------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. .......     4,785             113,943
Rowan Cos., Inc. (a)...........     8,166             150,560
                                               --------------
                                                      264,503
                                               --------------
OIL & GAS--EQUIPMENT & SERVICES (0.6%)
Baker Hughes Inc. .............    31,755           1,063,792
Halliburton Co. ...............    42,738           1,933,894
McDermott International
 Inc. .........................     5,746             162,325
Schlumberger Ltd. .............    53,092           3,381,297
                                               --------------
                                                    6,541,308
                                               --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Anadarko Petroleum Corp. ......    11,769             433,246
Apache Corp. ..................    10,841             422,799
Burlington Resources Inc. .....    17,247             745,933
Union Pacific Resources Group,
 Inc. .........................    24,496             399,591
Unocal Corp. ..................    23,611             935,586
                                               --------------
                                                    2,937,155
                                               --------------
OIL--INTEGRATED DOMESTIC (0.6%)
Amerada Hess Corp. ............     8,910             530,145
Ashland Inc. ..................     7,237             290,385
Atlantic Richfield Co. ........    31,220           2,608,821
Kerr-McGee Corp. ..............     8,372             420,170
Occidental Petroleum Corp. ....    33,760             713,180
Phillips Petroleum Co. ........    24,539           1,234,618
Sunoco Inc. ...................     8,824             266,374
USX-Marathon Group.............    29,985             976,387
                                               --------------
                                                    7,040,080
                                               --------------
OIL--INTEGRATED INTERNATIONAL (4.3%)
Chevron Corp. .................    63,535           6,047,738
Exxon Corp. ...................   235,758          18,182,836
Mobil Corp. ...................    75,959           7,519,941
Royal Dutch Petroleum Co. ADR
 (d)...........................   208,233          12,546,038
Texaco Inc. ...................    52,096           3,256,000
                                               --------------
                                                   47,552,553
                                               --------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. ...........     5,364             230,652
Champion International
 Corp. ........................     9,367             448,445
Georgia-Pacific Group..........    16,688             790,594
International Paper Co. .......    39,907           2,015,304
Louisiana-Pacific Corp. .......    10,391             246,786
Mead Corp. (The)...............     9,887             412,782
Potlatch Corp. ................     2,859             125,617

                                  Shares           Value
                                -----------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Westvaco Corp. ................     9,698      $      281,242
Weyerhaeuser Co. ..............    19,384           1,332,650
Willamette Industries, Inc. ...    10,727             494,113
                                               --------------
                                                    6,378,185
                                               --------------
PERSONAL LOANS (0.5%)
Capital One Financial Corp. ...    19,138           1,065,747
Countrywide Credit Industries,
 Inc. .........................    10,929             467,215
Household International,
 Inc. .........................    46,514           2,203,601
Providian Financial Corp. .....    13,768           1,287,308
                                               --------------
                                                    5,023,871
                                               --------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. .............    31,487           2,133,244
IKON Office Solutions, Inc. ...    14,444             216,660
Polaroid Corp. ................     4,254             117,517
                                               --------------
                                                    2,467,421
                                               --------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. .........................    15,275             656,825
Waste Management, Inc. ........    59,152           3,179,420
                                               --------------
                                                    3,836,245
                                               --------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)...    19,171           1,034,036
Meredith Corp. ................     5,096             176,449
                                               --------------
                                                    1,210,485
                                               --------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. .........     8,789             466,366
Gannett Co., Inc. .............    27,163           1,938,759
Knight-Ridder, Inc. ...........     7,616             418,404
New York Times Co. (The) Class
 A.............................    17,091             629,162
Times Mirror Co. (The) Class
 A.............................     7,039             417,061
Tribune Co. ...................    11,468             999,150
                                               --------------
                                                    4,868,902
                                               --------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp. ........................    45,631           1,414,561
CSX Corp. .....................    21,074             954,916
Kansas City Southern
 Industries, Inc. .............    10,700             682,794
Norfolk Southern Corp. ........    36,867           1,110,618
Union Pacific Corp. ...........    24,040           1,401,832
                                               --------------
                                                    5,564,721
                                               --------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. ......    12,965             282,799
McDonald's Corp. ..............   131,657           5,439,080
Tricon Global Restaurants, Inc.
 (a)...........................    14,903             806,625
Wendy's International, Inc. ...    11,922             337,542
                                               --------------
                                                    6,866,046
                                               --------------
RETAIL STORES--APPAREL (0.6%)
Gap, Inc. (The)................    83,336           4,198,026
Limited, Inc. (The)............    20,667             937,765
TJX Cos., Inc. (The)...........    31,220           1,040,016
                                               --------------
                                                    6,175,807
                                               --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund



                                  Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc. Class A........    10,493      $      368,567
Federated Department Stores,
 Inc. (a)......................    20,215           1,070,131
Kohl's Corp. (a)...............    15,801           1,219,640
May Department Stores Co.
 (The).........................    32,460           1,326,802
Nordstrom, Inc. ...............    13,762             461,027
Penney (J.C.) Co., Inc. .......    25,495           1,238,101
                                               --------------
                                                    5,684,268
                                               --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. .......     3,769             130,266
Rite Aid Corp. ................    25,157             619,491
Walgreen Co. ..................    96,821           2,844,117
                                               --------------
                                                    3,593,874
                                               --------------
RETAIL STORES--FOOD (0.7%)
Albertson's, Inc. .............    40,885           2,108,129
Great Atlantic & Pacific Tea
 Co., Inc. (The)...............     3,678             124,363
Kroger Co. (The) (a)...........    80,172           2,239,805
Safeway Inc. (a)...............    48,254           2,388,573
Winn-Dixie Stores, Inc. .......    14,459             534,079
                                               --------------
                                                    7,394,949
                                               --------------
RETAIL STORES--GENERAL MERCHANDISE (2.3%)
Dayton Hudson Corp. ...........    43,012           2,795,780
Kmart Corp. (a)................    48,047             789,773
Sears, Roebuck & Co. ..........    37,040           1,650,595
Wal-Mart Stores, Inc. .........   432,212          20,854,229
                                               --------------
                                                   26,090,377
                                               --------------
RETAIL STORES--SPECIALTY (1.9%)
AutoZone, Inc. (a).............    14,590             439,524
Best Buy Co., Inc. (a).........    11,800             796,500
Circuit City Stores-Circuit
 City Group....................     9,768             908,424
Consolidated Stores Corp.
 (a)...........................    10,648             287,496
Costco Cos., Inc. (a)..........    21,282           1,703,890
CVS Corp. .....................    37,925           1,938,916
Dollar General Corp. ..........    21,608             626,632
Home Depot, Inc. (The).........   143,896           9,272,298
Lowe's Cos., Inc. .............    36,062           2,044,265
Office Depot, Inc. (a).........    32,700             721,444
Pep Boys-Manny, Moe & Jack
 (The).........................     5,122             110,763
Staples Inc. (a)...............    45,163           1,397,230
Tandy Corp. ...................    19,042             930,678
Toys "R" Us, Inc. (a)..........    24,153             499,665
                                               --------------
                                                   21,677,725
                                               --------------
SHOES (0.2%)
NIKE, Inc. Class B.............    27,441           1,737,358
Reebok International Ltd.
 (a)...........................     5,403             100,631
                                               --------------
                                                    1,837,989
                                               --------------
SPECIALIZED SERVICES (0.7%)
Block (H&R), Inc. .............     9,394             469,700
Cendant Corp. (a)..............    74,611           1,529,523
Dun & Bradstreet Corp. (The)...    15,895             563,280

                                  Shares           Value
                                -----------------------------
SPECIALIZED SERVICES (CONTINUED)
Ecolab Inc. ...................    12,625      $      550,766
IMS Health Inc. ...............    30,720             960,000
Interpublic Group of Cos., Inc.
 (The).........................    13,636           1,181,219
Laidlaw Inc. ..................    32,025             236,185
National Service Industries,
 Inc. .........................     4,013             144,468
Omnicom Group Inc. ............    17,336           1,386,880
Service Corp. International....    26,523             510,568
                                               --------------
                                                    7,532,589
                                               --------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ..................     7,533             293,316
Donnelley (R.R.) & Sons Co. ...    12,743             472,288
                                               --------------
                                                      765,604
                                               --------------
STEEL (0.1%)
Allegheny Teledyne Inc. .......    18,677             422,567
Bethlehem Steel Corp. (a)......    12,672              97,416
Nucor Corp. ...................     8,573             406,682
USX-U.S. Steel Group...........     8,624             232,848
Worthington Industries,
 Inc. .........................     8,902             146,327
                                               --------------
                                                    1,305,840
                                               --------------
TELECOMMUNICATIONS--LONG DISTANCE (3.6%)
AT&T Corp. ....................   308,997          17,245,895
MCI WorldCom, Inc. (a).........   180,695          15,584,944
Sprint Corp. (FON Group).......    84,032           4,437,940
                                               --------------
                                                   37,268,779
                                               --------------
TELEPHONE (4.7%)
ALLTEL Corp. ..................    27,372           1,957,098
Ameritech Corp. ...............   106,839           7,852,666
Bell Atlantic Corp. ...........   150,786           9,857,635
BellSouth Corp. ...............   183,923           8,621,391
CenturyTel, Inc. ..............    13,400             532,650
Frontier Corp. ................    16,831             993,029
GTE Corp. .....................    94,239           7,132,714
SBC Communications Inc. .......   190,714          11,061,412
US West Inc. ..................    48,875           2,871,406
                                               --------------
                                                   50,880,001
                                               --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Fruit of the Loom Ltd. (a).....     7,045              68,689
Liz Claiborne, Inc. ...........     6,087             222,175
Russell Corp. .................     3,309              64,526
Springs Industries, Inc. Class
 A.............................     1,720              75,035
V.F. Corp. ....................    11,675             499,106
                                               --------------
                                                      929,531
                                               --------------
TOBACCO (0.9%)
Philip Morris Cos. Inc. .......   234,287           9,415,409
UST Inc. ......................    17,120             500,760
                                               --------------
                                                    9,916,169
                                               --------------
TOYS (0.1%)
Hasbro, Inc. ..................    18,961             529,723
Mattel, Inc. ..................    40,462           1,069,714
                                               --------------
                                                    1,599,437
                                               --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                  Shares           Value
                               ------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION--MISCELLANEOUS (0.2%)
FDX Corp. (a)..................    28,920      $    1,568,910
Ryder System, Inc. ............     6,864             178,464
                                               --------------
                                                    1,747,374
                                               --------------
Total Common Stocks (Cost
 $738,673,899).................                 1,089,545,904(e)
                                               --------------

                                Principal
                                  Amount
                               ------------
SHORT-TERM INVESTMENTS (1.7%)

COMMERCIAL PAPER (0.8%)
Allergan, Inc.
 5.20%, due 7/13/99 (c)....... $1,500,000            1,497,398
Cooperative Association of
 Tractor Dealers Inc.
 4.87%, due 7/2/99 (c)........    350,000              349,952
Mitsubishi International Corp.
 5.85%, due 7/1/99 (c)........  1,400,000            1,400,000
Mitsubishi Motors Credit of
 America Inc.
 5.45%, due 7/7/99 (c)........  2,700,000            2,697,546
 5.45%, due 7/13/99 (c).......  3,500,000            3,493,640
                                                --------------
Total Commercial Paper
 (Cost $9,438,536)............                       9,438,536
                                                --------------

U.S. GOVERNMENT (0.9%)
United States Treasury Bills
 4.50%, due 9/23/99 (c).......  7,000,000            6,925,437
 4.56%, due 9/16/99 (c).......  3,000,000            2,970,592
                                                --------------
Total U.S. Government
 (Cost $9,896,029)............                       9,896,029
                                                --------------
Total Short-Term Investments
 (Cost $19,334,565)...........                      19,334,565
                                                --------------
Total Investments
 (Cost $758,008,464) (f)......       99.4%       1,108,880,469(g)
Cash and Other Assets,
 Less Liabilities.............        0.6            6,752,981
                                    -----       --------------
Net Assets....................      100.0%      $1,115,633,450
                                    =====       ==============

                         Contracts         Unrealized
                           Long          Appreciation(h)
                       ----------------------------------
FUTURES CONTRACTS (0.1%)

Standard & Poor's 500
 September 1999........        71         $    744,753
 Mini September 1999...         3                4,321
                                          ------------
Total Futures Contracts
 (Settlement Value
 $24,732,430)..........                   $    749,074
                                          ============

-------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) ADR--American Depository Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(f) The cost for Federal income tax purposes is $758,154,676.
(g) At June 30, 1999, net unrealized appreciation was $350,725,793, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $359,807,471 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,081,678.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1999.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $758,008,464).............................................       $1,108,880,469
Cash........................................................               73,403
Receivables:
  Investment securities sold................................            6,123,275
  Fund shares sold..........................................            4,438,979
  Dividends and interest....................................              976,558
Variation margin receivable on futures contracts............              608,965
Unamortized organization expense............................               18,364
Other assets................................................                  466
                                                                   --------------
        Total assets........................................        1,121,120,479
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            2,975,743
  Fund shares redeemed......................................            1,442,002
  MainStay Management.......................................              436,508
  NYLIFE Distributors.......................................              218,254
  Transfer agent............................................              149,382
  Custodian.................................................               48,549
  NYLIFE Inc................................................               33,000
  Trustees..................................................                7,150
Accrued expenses............................................              176,441
                                                                   --------------
        Total liabilities...................................            5,487,029
                                                                   --------------
Net assets..................................................       $1,115,633,450
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $      252,862
Additional paid-in capital..................................          738,488,377
Accumulated undistributed net investment income.............            3,053,183
Accumulated undistributed net realized gain on
  investments...............................................           22,217,949
Net unrealized appreciation on investments..................          351,621,079
                                                                   --------------
Net assets applicable to outstanding shares.................       $1,115,633,450
                                                                   ==============
Shares of beneficial interest outstanding...................           25,286,206
                                                                   ==============
Net asset value per share outstanding.......................       $        44.12
Maximum sales charge (3.00% of offering price)..............                 1.36
                                                                   --------------
Maximum offering price per share outstanding................       $        45.48
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  6,043,133
  Interest..................................................     1,580,112
                                                              ------------
    Total income............................................     7,623,245
                                                              ------------
Expenses:
  Management................................................     2,390,302
  Distribution..............................................     1,195,151
  Transfer agent............................................       635,489
  Shareholder communication.................................        78,835
  Custodian.................................................        76,459
  Recordkeeping.............................................        60,972
  Registration..............................................        57,911
  Professional..............................................        34,757
  Trustees..................................................        13,724
  Amortization of organization expense......................         6,188
  Miscellaneous.............................................        20,274
                                                              ------------
    Total expenses..........................................     4,570,062
                                                              ------------
Net investment income.......................................     3,053,183
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................     8,969,283
  Futures transactions......................................     7,310,583
                                                              ------------
Net realized gain on investments............................    16,279,866
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................    89,075,332
  Futures transactions......................................       281,888
                                                              ------------
Net unrealized gain on investments..........................    89,357,220
                                                              ------------
Net realized and unrealized gain on investments.............   105,637,086
                                                              ------------
Net increase in net assets resulting from operations........  $108,690,269
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $134,093.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended         Year ended
                                                                 June 30,      December 31,
                                                                  1999*            1998
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,053,183   $  4,145,683
  Net realized gain on investments..........................      16,279,866     10,457,429
  Net change in unrealized appreciation on investments......      89,357,220    135,090,904
                                                              --------------   ------------
  Net increase in net assets resulting from operations......     108,690,269    149,694,016
                                                              --------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................              --     (4,229,242)
  From net realized gain on investments.....................              --     (8,583,224)
                                                              --------------   ------------
    Total dividends and distributions to shareholders.......              --    (12,812,466)
                                                              --------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................     441,548,633    469,003,594
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............              --     12,268,427
                                                              --------------   ------------
                                                                 441,548,633    481,272,021
  Cost of shares redeemed...................................    (231,725,465)  (256,722,364)
                                                              --------------   ------------
    Increase in net assets derived from capital share
     transactions...........................................     209,823,168    224,549,657
                                                              --------------   ------------
    Net increase in net assets..............................     318,513,437    361,431,207
NET ASSETS:
Beginning of period.........................................     797,120,013    435,688,806
                                                              --------------   ------------
End of period...............................................  $1,115,633,450   $797,120,013
                                                              ==============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $    3,053,183   $         --
                                                              ==============   ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                     Six months                                               September 1
                                       ended               Year ended December 31,              through      Year ended
                                      June 30,    -----------------------------------------   December 31,   August 31,
                                       1999+        1998       1997       1996       1995        1994*          1994
                                     ----------   --------   --------   --------   --------   ------------   ----------
Net asset value at beginning of
  period...........................  $    39.47   $  30.91   $  23.37   $  19.15   $  14.09     $ 14.48       $ 13.84
                                     ----------   --------   --------   --------   --------     -------       -------
Net investment income..............        0.12       0.21       0.30       0.30       0.24        0.09          0.27
Net realized and unrealized gain
  (loss) on investments............        4.53       8.35       7.24       3.92       4.82       (0.48)         0.37
                                     ----------   --------   --------   --------   --------     -------       -------
Total from investment operations...        4.65       8.56       7.54       4.22       5.06       (0.39)         0.64
                                     ----------   --------   --------   --------   --------     -------       -------
Less dividends and distributions:
From net investment income.........          --      (0.21)     (0.30)     (0.54)     (0.27)         --         (0.25)
From net realized gain on
  investments......................          --      (0.43)     (0.41)     (0.82)     (0.27)         --         (0.18)
                                     ----------   --------   --------   --------   --------     -------       -------
Total dividends and
  distributions....................          --      (0.64)     (0.71)     (1.36)     (0.54)         --         (0.43)
                                     ----------   --------   --------   --------   --------     -------       -------
Reverse share split................          --       0.64       0.71       1.36       0.54          --          0.43
                                     ----------   --------   --------   --------   --------     -------       -------
Net asset value at end of period...  $    44.12   $  39.47   $  30.91   $  23.37   $  19.15     $ 14.09       $ 14.48
                                     ==========   ========   ========   ========   ========     =======       =======
Total investment return (a)........       11.78%     27.69%     32.26%     22.04%     35.91%      (2.68%)        4.59%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..........        0.64%++    0.68%      1.25%       1.8%       1.7%        2.0%++        1.9%
    Net expenses...................        0.96%++    0.96%      0.80%       0.8%       1.1%        0.9%++        0.9%
    Expenses (before
      reimbursement)...............        0.96%++    0.99%      0.99%       1.0%       1.1%        0.9%++        0.9%
Portfolio turnover rate............           2%         4%         3%         3%         4%          2%           12%
Net assets at end of period (in
  000's)...........................  $1,115,633   $797,120   $435,689   $225,750   $109,308     $61,561       $62,828

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund



NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis

Notes to Financial Statements unaudited



to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
7).

In the event NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

MainStay Equity Index Fund



EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life, serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Monitor Capital Advisors, Inc. (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $2,390,302.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Subadvisor a monthly fee of 0.10% of the average daily net assets of the Fund.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $474,919 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $635,489.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $13,118 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $60,972 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $226,009 and $17,436, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

MainStay Equity Fund Index


NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Six months ended           Year ended
                                                           June 30,              December 31,
                                                            1999+                    1998
                                                       ----------------       -------------------
Shares sold..........................................       10,653                  13,478
Shares issued in reinvestment of dividends and
  distributions......................................           --                     323
                                                            ------                  ------
                                                            10,653                  13,801
Shares redeemed......................................       (5,562)                 (7,362)
Reduction of shares due to reverse shares split......           --                    (338)
                                                            ------                  ------
Net increase.........................................        5,091                   6,101
                                                            ======                  ======
---------
+ Unaudited.

NOTE 7--GUARANTEE:

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guarantee Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     EQUITY INDEX FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSAS07-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay Global
                                                              High Yield Fund versus J.P. Morgan
                                                              Emerging Markets Bond Index--Class A,
                                                              Class B, and Class C Shares                 4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended
                                                              6/30/99                                     7

                                                              Returns and Lipper Rankings                 9
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       12
                                                              Notes to Financial Statements              16
                                                              The MainStay Funds                         22

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Global High Yield Fund versus J.P. Morgan Emerging Markets Bond Index

CLASS A SHARES SEC Returns: 1 Year -13.19%, Since Inception -14.60% [CLASS A SHARES GRAPH]

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
PERIOD END                                                           HIGH YIELD FUND                          INDEX*
----------                                                           ---------------             --------------------------------
6/1/98                                                                    9550.00                            10000.00
6/98                                                                      9273.00                             9711.00
9/98                                                                      7066.00                             7649.00
12/98                                                                     7986.00                             8408.00
3/99                                                                      8250.00                             8961.00
6/99                                                                      8429.00                            11087.00

CLASS B SHARES SEC Returns: 1 Year -14.22%, Since Inception -14.80% [CLASS B SHARES GRAPH]

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
PERIOD END                                                           HIGH YIELD FUND                          INDEX*
----------                                                           ---------------             --------------------------------
6/1/98                                                                    10000.00                           10000.00
6/98                                                                       9700.00                            9711.00
9/98                                                                       7369.00                            7649.00
12/98                                                                      8318.00                            8408.00
3/99                                                                       8588.00                            8961.00
6/99                                                                       8359.00                           11087.00

CLASS C SHARES SEC Returns: 1 Year -10.60%, Since Inception -11.52% [CLASS C SHARES GRAPH]

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
PERIOD END                                                           HIGH YIELD FUND                          INDEX*
----------                                                           ---------------             --------------------------------
6/1/98                                                                    10000.00                           10000.00
6/98                                                                       9700.00                            9711.00
9/98                                                                       7369.00                            7649.00
12/98                                                                      8318.00                            8408.00
3/99                                                                       8588.00                            8961.00
6/99                                                                       8759.00                           11087.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds. As of 12/31/98, the EMBI included 29 issues, with a total face value of $111.3 billion and a market capitalization of $73.4 billion. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

Global high-yield bond markets recovered over the first half of 1999, following the devaluation of the Brazilian real and evidence that inflation would remain modest in that nation. Despite two defaults by the Russian government, Russian dollar-denominated debt prices doubled over the first six months of the year. Rising oil prices helped Venezuela and several other Latin American bond markets advance, but Argentina's large amortization schedule concerned investors, causing the country's dollar-denominated debt to severely underperform. Meanwhile, the end of the Kosovo crisis has opened opportunities in European emerging-market debt, as liquidity returned to most emerging markets around the world during the first six months of the year.

RESULTS THAT LAGGED THE AVERAGE PEER FUND

During the first half of 1999, the MainStay Global High Yield Fund returned 5.56% for Class A shares and 5.30% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 9.72% return of the average Lipper(1) emerging-markets debt fund.

Recognizing that Brazil would probably have to abandon the Real Plan and devalue its currency, the Fund began 1999 erring on the side of risk management by underweighting Brazilian dollar-denominated debt. Concerned about the Russian ruble crisis and recent Asian currency problems, we believed it would be prudent for the Fund to maintain higher weightings in cash. These steps initially appeared positive for the Fund as, early in the year, Brazil allowed the value of its currency to move with market forces, and the currency quickly depreciated 30%. The quick positive response from the financial markets, however, took us by surprise and the Fund's underweighted position in Brazil and lack of exposure to Russia accounted for the bulk of its underperformance.

As Brazil's economic situation improved and Hugo Chavez acceded to the presidency of Venezuela, we elected to increase the Fund's Latin American exposure by reducing cash and selling Asian credits. With rising oil prices, Venezuelan dollar-denominated debt was the Fund's best-performing asset class, as this market rose 20% in the first six months of the year. In light of political and economic problems, we chose to reduce exposure to Argentina and eliminate the Fund's positions in Columbia--moves that had a positive impact on the Fund as these markets underperformed. Despite the Fund's increased Latin American exposure, remaining slightly underweighted relative to its benchmark had a positive impact on performance as it became apparent that the U.S. was going to raise interest rates.

STRENGTHS AND CHALLENGES

The Fund's stronger Asian credits in South Korea and the Philippines outperformed the market during the first half of 1999. As the anticipated Federal Reserve Board rate hike was priced into the market, emerging-markets debt prices stabilized in June.

-------
(1) See page 9 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98
AND SIX MONTHS ENDED 6/30/99
[PERFORMANCE CHART]


                                  [BAR CHART]

 Period End                           Total Return %
--------------                      ------------------
12/98                             -16.38 Class A
6/99                                5.56 Class A
12/98                             -16.82 Class B and Class C
6/99                                5.30 Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

In Latin America, the Fund's largest country weightings at the end of the first half of the year were in Mexico (26%), Brazil (29%), and Venezuela (9%), all of which had a positive impact on performance, as oil prices rose and Brazil took action to improve the financial difficulties it faced in 1998. A credit facility provided by the International Monetary Fund helped stabilize the Mexican market and may reduce volatility as the upcoming election approaches.

In general, the Fund's corporate bond holdings outperformed during volatile periods and underperformed when sovereign credits rallied. We continued to focus on credits with strong balance sheets and quality management. Security structure also had an impact on our selection process, though not always with the results we anticipated. As an example, Euronet bonds will pay no interest until 2002, but 12.375% thereafter. Although we believe the underlying business is sound, the market did not like the structure of the bonds, which were among the Fund's worst performers. We elected to take losses for the Fund and sold the Fund's Euronet holdings, with a negative impact on performance.

On a more positive note, CEMEX, the world's third-largest cement maker, is headquartered in Mexico but is truly a multinational enterprise. The bonds we purchased for the Fund rapidly appreciated, reaching our price target in just two weeks. Our research suggested that market enthusiasm may have been exaggerated, so we decided to sell the Fund's position in these bonds, which were the Fund's best-performing corporate issue in the first half of the year. We may revisit these bonds when the price has settled to more sustainable levels.

LOOKING AHEAD

At June 30, 1999, the Fund was overweighted in Mexican bonds, which offered more yield than higher-rated Asian credits. It was also overweighted in Peruvian bonds, given the nation's potential to follow Mexico's economic growth potential. With the end of the Kosovo war, the Fund remains overweighted in Bulgarian dollar-denominated debt, anticipating an influx of investors as peace improves the outlook for the region. In selecting corporate bonds for the Fund, we continue to be attracted to media, telecommunications, and electric companies--particularly ones that may see credit improvements or may benefit from privatization.

Whatever the markets may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Maureen McFarland
Joseph Portera
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                1 YEAR    LIFE OF FUND THROUGH 6/30/99
    Class A                     -9.10%              -10.89%
    Class B                     -9.70%              -11.52%
    Class C                     -9.70%              -11.52%

   FUND SEC RETURNS*

                                1 YEAR    LIFE OF FUND THROUGH 6/30/99
    Class A                     -13.19%             -14.60%
    Class B                     -14.22%             -14.80%
    Class C                     -10.60%             -11.52%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                1 YEAR    LIFE OF FUND THROUGH 6/30/99
    Class A                    27 out of           25 out of
                               51 funds            51 funds
    Class B                    28 out of           26 out of
                               51 funds            51 funds
    Class C                       n/a                 n/a
    Average Lipper emerging-
    markets debt fund          -10.63%             -14.87%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $8.08       $0.3534      $0.0000
    Class B     $8.07       $0.3228      $0.0000
    Class C     $8.07       $0.3228      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Global High Yield Fund

                                  Principal
                                    Amount           Value
                                -------------     ----------
LONG-TERM BONDS (94.6%)+
BRADY BONDS (25.8%)

BRAZIL (12.7%)
Republic of Brazil
 Series RG
 5.875%, due 4/15/06 (b)........  $ 636,500       $   502,835
 Series 18 year
 5.9375%, due 4/15/12 (b).......    200,000           123,125
 Series 20 year
 8.00%, due 4/15/14 (b)(d)......  1,130,515           736,955
                                                  -----------
                                                    1,362,915
                                                  -----------
BULGARIA (3.1%)
Republic of Bulgaria
 Series A
 5.875%, due 7/28/24 (b)........    500,000           339,062
                                                  -----------

PERU (3.8%)
Republic of Peru
 Series 20 year
 3.75%, due 3/7/17 (e)..........    750,000           411,562
                                                  -----------

POLAND (3.3%)
Republic of Poland
 Series PDIB
 5.00%, due 10/27/14............    400,000           354,000
                                                  -----------

VENEZUELA (2.9%)
Republic of Venezuela
 Series DL
 6.3125%, due 12/18/07 (b)......    404,762           312,426
                                                  -----------
Total Brady Bonds
 (Cost $2,671,474)..............                    2,779,965
                                                  -----------

CORPORATE BONDS (38.2%)

ARGENTINA (2.5%)
Perez Companc S.A.
 9.00%, due 5/1/06 (c)..........    300,000           266,250
                                                  -----------
BRAZIL (5.0%)
Cia de Saneamento Basico de SP
 Series REGS
 10.00%, due 7/28/05............    200,000           153,000
Cia Energetica Minas Gerais
 9.125%, due 11/18/04 (c).......    100,000            90,250
Companhia Paranaense de Energia
 Series REGS
 9.75%, due 5/2/05..............    200,000           178,000

----------
+  Percentages indicated are based on Fund net assets.
*  Investments are grouped by country of issuance.

                                  Principal
                                    Amount           Value
                                -------------     ----------
BRAZIL (CONTINUED)
Votorantim Celulose e Papel
 Series REGS
 8.50%, due 6/27/05.............  $ 130,000      $    115,700
                                                  -----------
                                                      536,950
                                                  -----------
CHILE (2.3%)
Empresa Nacional de Electridad
 S.A.
 8.50%, due 4/1/09 (c)..........    250,000           244,395
                                                  -----------

MEXICO (19.7%)
Conproca S.A.
 12.00%, due 6/16/10 (c)........    500,000           470,000
Petroleos Mexicanos
 9.50%, due 9/15/27 (c).........    450,000           429,750
United Mexican States
 Series XW
 10.375%, due 2/17/09...........  1,200,000         1,225,200
                                                  -----------
                                                    2,124,950
                                                  -----------
SOUTH KOREA (2.6%)
Korea Electric Power Corp.
 6.375%, due 12/1/03............    300,000           282,690
                                                  -----------

VENEZUELA (6.1%)
Republic of Venezuela
 9.25%, due 9/15/27.............    987,000           658,206
                                                  -----------
Total Corporate Bonds
 (Cost $4,085,393)..............                    4,113,441
                                                  -----------

GOVERNMENTS & FEDERAL AGENCIES (18.5%)

ARGENTINA (4.2%)
Republic of Argentina
 Series XW
 11.00%, due 12/4/05............    300,000           276,000
 11.75%, due 4/7/09.............    200,000           180,000
                                                  -----------
                                                      456,000
                                                  -----------
BRAZIL (10.9%)
Republic of Brazil
 10.125%, due 5/15/27...........    250,000           188,750
 11.625%, due 4/15/04...........  1,045,000           982,300
                                                  -----------
                                                    1,171,050
                                                  -----------
PANAMA (2.0%)
Republic of Panama
 8.875%, due 9/30/27............    260,000           214,987
                                                  -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* June 30, 1999 (unaudited)

                                  Principal
                                    Amount           Value
                                -------------    -------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

TURKEY (1.4%)
Republic of Turkey
 12.375%, due 6/15/09...........  $ 150,000       $   148,500
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $2,098,288)..............                    1,990,537
                                                  -----------

YANKEE BONDS (12.1%)

ARGENTINA (2.7%)
Acindar Industria Argentina de
 Aceros S.A.
 11.25%, due 2/15/04............    100,000            76,000
Mastellone Hermanos S.A.
 11.75%, due 4/1/08.............    300,000           216,000
                                                  -----------
                                                      292,000
                                                  -----------
MEXICO (6.4%)
Azteca Holdings S.A.
 11.00%, due 6/15/02............    150,000           126,750
Grupo Elektra S.A.
 12.75%, due 5/15/01............     80,000            77,200
Grupo Televisa S.A.
 11.875%, due 5/15/06...........    100,000           102,750
Innova S. de R.L.
 12.875%, due 4/1/07............    200,000           163,000
Telefonos de Mexico S.A.
 4.25%, due 6/15/04 (f).........    100,000           103,250
TV Azteca S.A. de C.V.
 10.50%, due 2/15/07............    145,000           110,925
                                                  -----------
                                                      683,875
                                                  -----------
PHILIPPINES (3.0%)
National Power Corp.
 9.625%, due 5/15/28............    370,000           325,600
                                                  -----------
Total Yankee Bonds
 (Cost $1,490,728)..............                    1,301,475
                                                  -----------
Total Long-Term Bonds
 (Cost $10,345,883).............                   10,185,418
                                                  -----------
                                    Shares
                                  ----------
WARRANTS (0.6%)

ARGENTINA (0.0%) (A)
Republic of Argentina
 expire 12/3/99.................        100               800
                                                  -----------

                                    Shares           Value
                                -------------    -------------

MEXICO (0.6%)
United Mexican States
 expire 2/18/00.................      1,000       $    62,500
                                                  -----------
Total Warrants
 (Cost $61,329).................                       63,300
                                                  -----------

                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENT (2.3%)
COMMERCIAL PAPER (2.3%)

UNITED STATES (2.3%)
Ford Motor Credit Corp.
 5.65%, due 7/1/99..............  $ 250,000           250,000
                                                  -----------
Total Short-Term Investment
 (Cost $250,000)................                      250,000
                                                  -----------
Total Investments
 (Cost $10,657,212) (g).........       97.5%       10,498,718(h)
Cash and Other Assets,
 Less Liabilities...............        2.5           270,538
                                      -----        ----------
Net Assets......................      100.0%      $10,769,256
                                      =====        ==========

-------

(a)  Less than one tenth of a percent.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 1999.
(c)  May be sold to institutional investors only.
(d) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(e) FLIRB (Float Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(f)  Convertible bond.
(g)  The cost for Federal income tax purposes is $10,761,981.
(h) At June 30, 1999 net unrealized depreciation for securities was $263,263, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $313,951 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $577,214.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $10,657,212)..............................................       $10,498,718
Cash........................................................           169,676
Receivables:
  Investment securities sold................................           660,508
  Interest..................................................           247,729
  Fund shares sold..........................................            34,536
  MainStay Management.......................................             5,621
Unamortized organization expense............................            52,942
                                                                   -----------
  Total assets..............................................        11,669,730
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           748,852
  Transfer agent............................................             5,878
  NYLIFE Distributors.......................................             4,068
  Custodian.................................................             1,739
  Trustees..................................................               141
Accrued expenses............................................            63,314
Dividend payable............................................            76,482
                                                                   -----------
  Total liabilities.........................................           900,474
                                                                   -----------
Net assets..................................................       $10,769,256
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     9,326
  Class B...................................................             3,975
  Class C...................................................                32
Additional paid-in capital..................................        12,828,199
Accumulated undistributed net investment income.............            42,547
Accumulated net realized loss on investments................        (1,969,192)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            12,863
Net unrealized depreciation on investments..................          (158,494)
                                                                   -----------
Net assets..................................................       $10,769,256
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 7,538,143
                                                                   ===========
Shares of beneficial interest outstanding...................           932,568
                                                                   ===========
Net asset value per share outstanding.......................       $      8.08
Maximum sales charge (4.50% of offering price)..............              0.38
                                                                   -----------
Maximum offering price per share outstanding................       $      8.46
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 3,205,601
                                                                   ===========
Shares of beneficial interest outstanding...................           397,468
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.07
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    25,512
                                                                   ===========
Shares of beneficial interest outstanding...................             3,163
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.07
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 581,186
                                                              ---------
Expenses:
  Management................................................     35,567
  Transfer agent............................................     25,816
  Shareholder communication.................................     22,263
  Professional..............................................     17,474
  Registration..............................................     15,252
  Distribution--Class B.....................................     10,281
  Distribution--Class C.....................................         40
  Service--Class A..........................................      9,263
  Service--Class B..........................................      3,427
  Service--Class C..........................................         13
  Amortization of organization expense......................      6,690
  Recordkeeping.............................................      5,951
  Custodian.................................................      4,721
  Trustees..................................................        100
  Miscellaneous.............................................      6,108
                                                              ---------
    Total expenses before waiver and reimbursement..........    162,966
Fees waived and reimbursed by Manager.......................    (66,257)
                                                              ---------
    Net expenses............................................     96,709
                                                              ---------
Net investment income.......................................    484,477
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (696,701)
  Foreign currency transactions.............................     12,863
                                                              ---------
Net realized loss on investments and foreign currency
  transactions..............................................   (683,838)
                                                              ---------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    753,313
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (3,526)
                                                              ---------
Net unrealized gain on investments and foreign currency
  transactions..............................................    749,787
                                                              ---------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................     65,949
                                                              ---------
Net increase in net assets resulting from operations........  $ 550,426
                                                              =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended        June 1, 1998*
                                                               June 30,          through
                                                                1999**      December 31, 1998
                                                              -----------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   484,477      $   413,053
  Net realized loss on investments..........................     (696,701)      (1,272,491)
  Net realized gain (loss) on foreign currency
    transactions............................................       12,863          (11,682)
  Net change in unrealized depreciation on investments......      753,313         (911,807)
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    foreign currency forward contracts......................       (3,526)           3,526
                                                              -----------      -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      550,426       (1,779,401)
                                                              -----------      -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (329,061)        (321,589)
    Class B.................................................     (113,623)         (89,012)
    Class C.................................................         (530)            (142)
                                                              -----------      -----------
      Total dividends to shareholders.......................     (443,214)        (410,743)
                                                              -----------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       77,910        9,504,312
    Class B.................................................      709,766        2,974,159
    Class C.................................................       26,248           19,635
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        8,250           11,928
    Class B.................................................       37,371           32,959
    Class C.................................................          104               11
                                                              -----------      -----------
                                                                  859,649       12,543,004
  Cost of shares redeemed:
    Class A.................................................     (172,550)        (116,560)
    Class B.................................................     (105,321)        (136,060)
    Class C.................................................           (3)         (19,971)
                                                              -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................      581,775       12,270,413
                                                              -----------      -----------
      Net increase in net assets............................      688,987       10,080,269
NET ASSETS:
Beginning of period.........................................   10,080,269               --
                                                              -----------      -----------
End of period...............................................  $10,769,256      $10,080,269
                                                              ===========      ===========
Accumulated undistributed net investment income at end of
  period....................................................  $    42,547      $     1,284
                                                              ===========      ===========

-------
 *  Commencement of operations.
**  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                            Class A                     Class B                      Class C
                                   -------------------------   -------------------------   ---------------------------
                                   Six months     June 1*      Six months     June 1*      Six months   September 1**
                                     ended        through        ended        through        ended         through
                                    June 30,    December 31,    June 30,    December 31,    June 30,     December 31,
                                     1999+          1998         1999+          1998         1999+           1998
                                   ----------   ------------   ----------   ------------   ----------   -------------
Net asset value at beginning of
  period.........................   $  8.00       $ 10.00       $  7.98       $ 10.00       $  7.98        $  7.18
                                    -------       -------       -------       -------       -------        -------
Net investment income............      0.38          0.34          0.35          0.32          0.35           0.27
Net realized and unrealized gain
  (loss) on investments..........      0.04         (1.99)         0.05         (2.01)         0.05           0.81
Net realized and unrealized gain
  (loss) on foreign currency
  transactions...................      0.01         (0.01)         0.01         (0.01)         0.01          (0.01)
                                    -------       -------       -------       -------       -------        -------
Total from investment
  operations.....................      0.43         (1.66)         0.41         (1.70)         0.41           1.07
                                    -------       -------       -------       -------       -------        -------
Less dividends from net
  investment income..............     (0.35)        (0.34)        (0.32)        (0.32)        (0.32)         (0.27)
                                    -------       -------       -------       -------       -------        -------
Net asset value at end of
  period.........................   $  8.08       $  8.00       $  8.07       $  7.98       $  8.07        $  7.98
                                    =======       =======       =======       =======       =======        =======
Total investment return (a)......      5.56%       (16.38)%        5.30%       (16.82)%        5.30%         14.99%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment income........      9.74%         7.40%         8.99%         6.65%         8.99%          6.65%
    Net expenses.................      1.70%         3.39%         2.45%         4.14%         2.45%          4.14%
    Expenses (before waiver and
      reimbursement).............      3.00%         3.59%         3.75%         4.34%         3.75%          4.34%
Portfolio turnover rate..........        82%           96%           82%           96%           82%            96%
Net assets at end of period (in
  000's).........................   $ 7,538       $ 7,548       $ 3,206       $ 2,532       $    26        $    --(b)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor

Notes to Financial Statements unaudited

to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

MainStay Global High Yield Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $35,567 which was waived. A reimbursement of Fund expenses totaling $30,690 was also made.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of

MainStay Global High Yield Fund

0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $1,315 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued amounted to $25,816 for the six months ended June 30, 1999.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A and Class B with net asset values of $7,272,000 and $807,000, respectively. This represents 96.5% and 25.2%, respectively, of the net assets at period end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $154 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, capital loss carryforwards of $954,715, which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect to treat for Federal income tax purposes approximately $213,007 of qualifying realized capital losses that arose during the prior period as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $8,572 and $7,892, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                  June 1, 1998*
                                              Six months ended                       through
                                               June 30, 1999+                   December 31, 1998
                                         ---------------------------      -----------------------------
                                         Class A   Class B   Class C      Class A   Class B   Class C**
                                         -------   -------   -------      -------   -------   ---------
Shares sold............................     10        88        3           957       331         3
Shares issued in reinvestment of
  dividends............................      1         5       --(a)          2         4        --
                                           ---       ---      ---           ---       ---       ---
                                            11        93        3           959       335         3
Shares redeemed........................    (22)      (13)      --(a)        (15)      (18)       (3)
                                           ---       ---      ---           ---       ---       ---
Net increase (decrease)................    (11)       80        3           944       317        --(a)
                                           ===       ===      ===           ===       ===       ===

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     GLOBAL HIGH YIELD FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Global High Yield Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA21-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay
                                                                Government Fund versus Lehman Brothers
                                                                Government Bond Index and
                                                                Inflation--Class A, Class B, and Class C
                                                                Shares                                    4
                                                               Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       12
                                                              Notes to Financial Statements              18
                                                              The MainStay Funds                         25

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -2.90%, 5 Year 5.55%, 10 Year 5.72%

                                                                                 LEHMAN BROTHERS
PERIOD END                                      MAINSTAY GOVERNMENT FUND     GOVERNMENT BOND INDEX*            INFLATION+
----------                                      ------------------------     ----------------------            ----------
6/89                                                     9550                       10000                       10000
6/90                                                     9909                       10693                       10467
6/91                                                    10816                       11777                       10959
6/92                                                    12050                       13397                       11298
6/93                                                    12896                       15125                       11637
6/94                                                    12715                       14922                       11926
6/95                                                    14040                       16722                       12289
6/96                                                    14499                       17476                       12627
6/97                                                    15482                       18769                       12917
6/98                                                    17156                       20881                       13134
6/99                                                    17444                       21518                       13277

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year -3.97%, 5 Year 5.61%, 10 Year 5.91%
Class C SEC Returns: 1 Year 0.03%, 5 Year 5.93%, 10 Year 5.91%




                                                                                 LEHMAN BROTHERS
PERIOD END                                      MAINSTAY GOVERNMENT FUND     GOVERNMENT BOND INDEX*            INFLATION+
----------                                      ------------------------     ----------------------            ----------
6/89                                                    10000                       10000                       10000
6/90                                                    10376                       10693                       10467
6/91                                                    11326                       11777                       10959
6/92                                                    12618                       13397                       11298
6/93                                                    13504                       15125                       11637
6/94                                                    13314                       14922                       11926
6/95                                                    14647                       16722                       12289
6/96                                                    15037                       17476                       12627
6/97                                                    15964                       18769                       12917
6/98                                                    17574                       20881                       13134
6/99                                                    17754                       21518                       13277

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The bond market saw a reversal of trends between the last half of 1998 and the first half of 1999. Interest rates had fallen in 1998 as the Federal Reserve and other worldwide central banks lowered interest rates to bring the global financial crisis under control. As the new year began, market participants realized that the Federal Reserve Board's easing policy would not continue. Many investors believed that another world crisis was no longer imminent and rates rose approximately 0.50% in the first quarter and another 0.50% in the second quarter.

During the first half of the year, the strength of the U.S. economy took center stage. The consumer-led boom was fueled by large tax refunds, the wealth created by a surging stock market, and excess cash from refinancing mortgages. Overseas, growth seemed to pick up during the first quarter, as the rally in foreign stock markets signaled worldwide economic improvement. To begin to slow the U.S. economy, the Federal Reserve Board increased short-term rates 0.25% on June 30, 1999.

FUND PERFORMANCE

During the first six months of 1999, the MainStay Government Fund returned -2.42% for Class A shares and -2.69% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares slightly underperformed the -2.67% return of the average Lipper(1) general U.S. government fund.

PORTFOLIO STRATEGY

During the first quarter, the average maturity of the Fund's portfolio was in line with the market (around 7 years) or slightly shorter. The Fund used a shorter duration to position itself defensively in the second quarter as rates rose to 6%. Since securities with shorter maturities suffered less than those with longer maturities when interest rates rose, the Fund's duration strategy had a positive impact on the Fund's performance for the first half of the year.

In a diminishing Treasury market, liquidity and size continued to expand among agency securities, leading to an actively traded agency market. Agency yield spreads widened relative to Treasury securities during the second quarter. We believe the supply-induced widening has stabilized and we added several agency positions to the Fund's portfolio.

During the first quarter of 1999, residential and commercial mortgage-backed bonds and asset-backed securities all performed well, contributing positively to the Fund's relative performance as yield spreads between mortgage-backed and Treasury securities tightened. As interest rates increased in the second quarter, however, mortgage-backed securities tended to have longer maturities and less-favorable risk profiles.


-------
(1) See page 9 for additional information about Lipper, Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            Total Return %
                                                                            --------------
12/86                                                                             5.92
12/87                                                                             3.53
12/88                                                                             6.40
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
6/99                                                                             -2.42
Past performance is no guarantee of future results. Returns
reflect the historical performance of the Class B shares
for the periods 12/86 through 12/94. See footnote * on
page 9 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR GRAPH]

                                                                            Total Return %
                                                                      --------------------------
12/86                                                                           5.92
12/87                                                                           3.53
12/88                                                                           6.40
12/89                                                                          12.17
12/90                                                                           6.92
12/91                                                                          13.40
12/92                                                                           3.81
12/93                                                                           5.88
12/94                                                                          -2.85
12/95                                                                          15.69
12/96                                                                           1.25
12/97                                                                           8.54
12/98                                                                           7.52
6/99                                                                           -2.69
Past performance is no guarantee of future results. Class C
share returns reflect the historical performance of the
Class B shares for periods 12/86 through 8/98. See footnote
* on page 9 for more information on performance.

To help manage this concern, the Fund favored securities that were backed by commercial mortgages and were in the highest rating category. We believe these securities offer investors attractive yields and strong credit characteristics and should provide favorable returns going forward. We continued to add asset-backed securities to the Fund's portfolio in the second quarter, as yield spreads to Treasuries continued to approach their widest levels in a year.

HIGH CREDIT QUALITY

The Fund continues to focus on top-quality, highly liquid investments. Most of the Fund's investments during the first half of 1999 were in U.S. Treasury and agency securities, which are of a higher quality than securities with AAA ratings.(2) During the reporting period, we continued to avoid leveraged derivatives and foreign government bonds.

LOOKING FORWARD

Rising interest rates, fewer mortgage refinancing opportunities, and a reduced flow from tax refunds may begin to cool the expanding economy in the coming months, which may bring about the effect the Federal Reserve Board is seeking. We continue to see value in liquidity and have positioned the Fund in very actively traded securities. Whatever the economy and the markets may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Edward Munshower
Christopher Harms
Portfolio Managers
MacKay Shields Financial Corporation


-------
(2) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                                   LIFE OF FUND
                        1 YEAR        5 YEARS      10 YEARS      THROUGH 6/30/99
    Class A              1.68%         6.53%         6.21%             6.59%
    Class B              1.03%         5.93%         5.91%             6.36%
    Class C              1.03%         5.93%         5.91%             6.36%

   FUND SEC RETURNS*

                                                                   LIFE OF FUND
                        1 YEAR        5 YEARS      10 YEARS      THROUGH 6/30/99
    Class A             -2.90%         5.55%         5.72%             6.22%
    Class B             -3.97%         5.61%         5.91%             6.36%
    Class C              0.03%         5.93%         5.91%             6.36%

   FUND LIPPER + RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                LIFE OF FUND
                        1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/99
    Class A          78 out of         n/a          n/a          59 out of
                     184 funds                                   121 funds
    Class B          127 out of    83 out of    48 out of        27 out of
                     184 funds     107 funds    50 funds         31 funds
    Class C              n/a           n/a          n/a             n/a
    Average Lipper
    general U.S.
    government fund     1.48%         6.62%     7.10%              7.03%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $8.02       $0.2376      $0.0000
    Class B     $8.01       $0.2058      $0.0000
    Class C     $8.01       $0.2058      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Government Fund

                                Principal
                                  Amount            Value
                              -------------------------------
LONG-TERM INVESTMENTS (100.5%)+
ASSET-BACKED SECURITIES (12.1%)

AIRPLANE LEASES (5.0%)
AerCo Ltd.
 Series A1 Class A1
 5.1775%, due 7/15/23 (d)....  $  4,185,000      $  4,176,630
Aircraft Finance Trust
 Series 1999-1A Class C
 8.00%, due 5/15/24 (a)......     4,210,000         3,988,217
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (c)......    12,549,816        12,352,282
Morgan Stanley Aircraft
 Finance
 Series 1A Class A1
 5.1975%, due 3/15/23
 (a)(d)......................     8,190,000         8,179,107
                                                 ------------
                                                   28,696,236
                                                 ------------
AUTO LEASES (1.0%)
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02 (c)......     5,470,000         5,447,682
                                                 ------------

CONSUMER LOANS (0.2%)
Green Tree Recreational,
 Equipment & Consumer Trust
 Series 1996-C Class A1
 5.2275%, due 10/15/17
 (c)(d)......................     1,132,503         1,131,823
                                                 ------------

CREDIT CARD RECEIVABLES (0.9%)
Citibank Credit Card Master
 Trust 1
 Series 1999-1 Class A
 5.50%, due 2/15/06 (c)......     5,525,000         5,321,901
                                                 ------------

EQUIPMENT LOANS (2.4%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05 (c)......     5,280,000         5,193,672
Ikon Receivables, LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05 (c)......     6,440,000         6,413,339
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02
 (c)(d)......................     2,245,000         2,218,644
                                                 ------------
                                                   13,825,655
                                                 ------------
FINANCE (0.8%)
Green Tree Financial Corp.
 Series 1999-4 Class A4
 6.64%, due 5/1/31 (c).......     4,750,000         4,766,625
                                                 ------------

----------
+  Percentages indicated are based on Fund net assets.

                                Principal
                                  Amount            Value
                              -------------------------------

HOME EQUITY LOANS (1.3%)
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 5.2525%, due 10/25/20
 (c)(d)......................  $    691,795      $    691,657
Southern Pacific Secured
 Asset Corp.
 Series 1997-1 Class A1
 5.1225%, due 4/25/27
 (c)(d)......................     6,708,101         6,693,343
                                                 ------------
                                                    7,385,000
                                                 ------------

STUDENT LOANS (0.5%)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 5.16%, due 12/15/04
 (c)(d)......................     2,880,932         2,880,068
                                                 ------------
Total Asset-Backed Securities
 (Cost $70,858,601)..........                      69,454,990
                                                 ------------

MORTGAGE-BACKED SECURITIES (7.9%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
  OBLIGATIONS) (7.9%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30 (c)......    10,367,000        10,606,063
DLJ Commercial Mortgage Corp.
 Series 1999-CG2 Class A1A
 6.88%, due 7/10/08 (c)......     5,315,000         5,380,906
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (c).....     5,095,000         4,855,229
 Series 1999-C1 Class A2
 6.78%, due 4/15/09 (c)......     5,175,000         5,116,212
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 7.1752%, due 6/15/21
 (c)(d)......................     4,206,295         4,227,621
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (c).....     2,787,071         2,716,921
Nationslink Funding Corp.
 Series 1999-1 Class A2
 6.316%, due 11/20/08 (c)....     6,920,000         6,642,785
SASCO Floating Rate
 Commercial Mortgage Trust
 Series 1998-C3A Class A1A
 5.6425%, due 6/25/15
 (c)(d)......................     5,748,937         5,748,936
                                                 ------------
Total Mortgage-Backed
 Securities
 (Cost $45,834,479)..........                      45,294,673
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                Principal
                                  Amount            Value
                              -------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (80.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.1%)
 5.125%, due 2/13/04 (e).....  $ 45,940,000      $ 44,017,870
 5.375%, due 3/15/02.........     9,280,000         9,165,949
 5.625%, due 3/15/01.........    10,000,000         9,993,500
 6.375%, due 6/15/09 (e).....    12,000,000        11,942,760
                                                 ------------
                                                   75,120,079
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (31.6%)
 6.50%, due 5/1/13-4/1/29....    97,073,610        94,449,316
 7.00%, due 11/1/12..........     4,650,805         4,677,686
 7.00%, due 9/15/29 TBA
   (b).......................    36,150,000        35,749,097
 7.50%, due 7/14/29 TBA
   (b).......................    45,650,000        46,277,688
                                                 ------------
                                                  181,153,787
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (5.3%)
 7.00%, due 9/15/28..........    21,020,933        20,823,967
 8.00%, due 11/15/28.........     9,525,053         9,816,806
                                                 ------------
                                                   30,640,773
                                                 ------------
UNITED STATES TREASURY BONDS (16.3%)
 5.25%, due 11/15/28 (e).....     7,970,000         7,064,688
 7.625%, due 2/15/25 (e).....    25,795,000        30,425,976
 8.875%, due 8/15/17 (e).....    26,207,000        33,479,442
 9.25%, due 2/15/16 (e)......    17,105,000        22,279,263
                                                 ------------
                                                   93,249,369
                                                 ------------
UNITED STATES TREASURY NOTES (14.2%)
 5.50%, due 5/15/09 (e)......    33,710,000        32,930,288
 6.25%, due 2/28/02 (e)......    19,090,000        19,376,350
 6.625%, due 5/15/07 (e).....    21,170,000        22,046,649
 6.875%, due 5/15/06.........     6,680,000         7,032,771
                                                 ------------
                                                   81,386,058
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $474,933,300).........                     461,550,066
                                                 ------------
Total Long-Term Investments
 (Cost $591,626,380).........                     576,299,729
                                                 ------------

                                Principal
                                  Amount            Value
                              -------------------------------
SHORT-TERM INVESTMENTS (6.9%)

FEDERAL AGENCIES (6.9%)
Federal Home Loan Bank
 4.49%, due 7/1/99 (b).......  $ 12,195,000      $ 12,195,000
Federal Mortgage Corp.
 Discount Note
 4.84%, due 7/29/99..........     5,775,000         5,753,222
 4.86%, due 7/23/99..........     8,000,000         7,976,195
 4.88%, due 7/14/99..........     5,820,000         5,809,733
Federal National Mortgage
 Association
 4.86%, due 7/15/99..........     7,605,000         7,590,597
                                                 ------------
Total Short-Term Investments
 (Cost $39,324,747)..........                      39,324,747
                                                 ------------
Total Investments
 (Cost $630,951,127) (f).....         107.4%      615,624,476(g)
Liabilities in Excess of
 Cash and Other Assets.......          (7.4)      (42,427,132)
                                       ----        ----------
Net Assets...................         100.0%     $573,197,344
                                      =====      ============

-------
 (a) May be sold to institutional investors only.
 (b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
 (c) Segregated as collateral for TBA.
 (d) Floating rate. Rate shown is the rate in effect at June 30, 1999.
 (e) Represents securities out on loan or a portion of which is out on loan.
 (f) The cost for federal income tax purposes is $631,661,080.
 (g) At June 30, 1999 net unrealized depreciation was $16,036,604, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $389,233 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $16,425,837.




  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $630,951,127).............................................       $ 615,624,476
Collateral held for securities loaned, at value (Note 2)....         178,508,463
Cash........................................................               1,531
Receivables:
  Investment securities sold................................          54,616,141
  Interest..................................................           5,787,335
  Fund shares sold..........................................             621,618
                                                                   -------------
        Total assets........................................         855,159,564
                                                                   -------------
LIABILITIES:
Securities lending collateral, at value (Note 2)............       $ 178,508,463
Payables:
  Investment securities purchased...........................          99,038,287
  Fund shares redeemed......................................             927,959
  NYLIFE Distributors.......................................             454,223
  MainStay Management.......................................             289,645
  Transfer agent............................................              89,849
  Custodian.................................................              37,197
  Trustees..................................................               4,840
Accrued expenses............................................             133,840
Dividend payable............................................           2,477,917
                                                                   -------------
        Total liabilities...................................         281,962,220
                                                                   -------------
Net assets..................................................       $ 573,197,344
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      36,857
  Class B...................................................             678,696
  Class C...................................................                 258
Additional paid-in capital..................................         708,799,969
Accumulated distribution in excess of net investment
  income....................................................          (2,095,883)
Accumulated net realized loss on investments................        (118,895,902)
Net unrealized depreciation on investments..................         (15,326,651)
                                                                   -------------
Net assets..................................................       $ 573,197,344
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  29,572,145
                                                                   =============
Shares of beneficial interest outstanding...................           3,685,725
                                                                   =============
Net asset value per share outstanding.......................       $        8.02
Maximum sales charge (4.50% of offering price)..............                0.38
                                                                   -------------
Maximum offering price per share outstanding................       $        8.40
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 543,418,368
                                                                   =============
Shares of beneficial interest outstanding...................          67,869,603
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.01
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $     206,831
                                                                   =============
Shares of beneficial interest outstanding...................              25,832
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.01
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 18,357,772
                                                              ------------
Expenses:
  Distribution--Class B.....................................     2,123,919
  Distribution--Class C.....................................           404
  Management................................................     1,775,882
  Service--Class A..........................................        31,931
  Service--Class B..........................................       707,885
  Service--Class C..........................................           135
  Transfer agent............................................       588,727
  Shareholder communication.................................        62,247
  Custodian.................................................        43,359
  Recordkeeping.............................................        42,821
  Registration..............................................        34,964
  Professional..............................................        31,412
  Trustees..................................................         9,050
  Miscellaneous.............................................         9,579
                                                              ------------
    Total expenses..........................................     5,462,315
                                                              ------------
Net investment income.......................................    12,895,457
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (11,615,378)
Net change in unrealized appreciation on investments........   (17,610,534)
                                                              ------------
Net realized and unrealized loss on investments.............   (29,225,912)
                                                              ------------
Net decrease in net assets resulting from operations........  $(16,330,455)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                  ended        Year ended
                                                                June 30,      December 31,
                                                                  1999*           1998
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  12,895,457   $  27,879,194
  Net realized gain (loss) on investments...................    (11,615,378)     30,978,483
  Net change in unrealized appreciation on investments......    (17,610,534)    (13,940,211)
                                                              -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (16,330,455)     44,917,466
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (764,199)       (961,126)
    Class B.................................................    (14,224,149)    (26,599,772)
    Class C.................................................         (2,992)           (904)
  Return of capital:
    Class A.................................................             --        (121,741)
    Class B.................................................             --      (3,369,262)
    Class C.................................................             --            (115)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....    (14,991,340)    (31,052,920)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     21,241,690      20,636,346
    Class B.................................................     46,902,982     107,139,254
    Class C.................................................        150,070          95,045
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        520,661         973,289
    Class B.................................................      9,294,479      22,960,831
    Class C.................................................            658             462
                                                              -------------   -------------
                                                                 78,110,540     151,805,227
Cost of shares redeemed:
    Class A.................................................    (13,010,722)    (16,901,003)
    Class B.................................................    (73,423,340)   (189,497,366)
    Class C.................................................        (33,550)             --
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................     (8,357,072)    (54,593,142)
                                                              -------------   -------------
      Net decrease in net assets............................    (39,678,867)    (40,728,596)
NET ASSETS:
Beginning of period.........................................    612,876,211     653,604,807
                                                              -------------   -------------
End of period...............................................  $ 573,197,344   $ 612,876,211
                                                              =============   =============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $  (2,095,883)  $          --
                                                              =============   =============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                              --------------------------------------------------------------
                                                              Six months
                                                                ended                    Year ended December 31,
                                                               June 30,       ----------------------------------------------
                                                                1999+          1998         1997         1996         1995
                                                              ----------      -------      -------      -------      -------
Net asset value at beginning of period..................       $  8.46        $  8.27      $  8.06      $  8.41      $  7.76
                                                               -------        -------      -------      -------      -------
Net investment income...................................          0.20           0.43         0.50         0.50         0.58
Net realized and unrealized gain (loss) on
  investments...........................................         (0.40)          0.24         0.21        (0.35)        0.65
                                                               -------        -------      -------      -------      -------
Total from investment operations........................         (0.20)          0.67         0.71         0.15         1.23
                                                               -------        -------      -------      -------      -------
Less dividends and distributions:
  From net investment income............................         (0.24)         (0.43)       (0.50)       (0.50)       (0.58)
  In excess of net investment income....................            --             --           --           --        (0.00)(b)
Return of capital.......................................            --          (0.05)          --           --           --
                                                               -------        -------      -------      -------      -------
Total dividends and distributions.......................         (0.24)         (0.48)       (0.50)       (0.50)       (0.58)
                                                               -------        -------      -------      -------      -------
Net asset value at end of period........................       $  8.02        $  8.46      $  8.27      $  8.06      $  8.41
                                                               =======        =======      =======      =======      =======
Total investment return (a).............................         (2.42%)         8.32%        9.12%        1.97%       16.38%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................          5.07%++        5.20%        6.23%         6.3%         7.3%
    Expenses............................................          1.13%++        1.12%        1.09%         1.0%         1.0%
Portfolio turnover rate.................................           125%           371%         338%         307%         540%
Net assets at end of period (in 000's)..................       $29,572        $22,189      $17,114      $16,413      $12,784

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        Class B                                                   Class C
  -----------------------------------------------------------------------------------   ---------------------------
  Six months                                               September 1,                 Six months   September 1,**
    ended               Year ended December 31,              through      Year ended      ended         through
   June 30,    -----------------------------------------   December 31,   August 31,     June 30,     December 31,
    1999+        1998       1997       1996       1995        1994*          1994         1999+           1998
  ----------   --------   --------   --------   --------   ------------   -----------   ----------   --------------
   $   8.44    $   8.25   $   8.04   $   8.41   $   7.76    $     8.04    $     8.77     $   8.44       $   8.43
   --------    --------   --------   --------   --------    ----------    ----------     --------       --------
       0.18        0.37       0.45       0.46       0.54          0.19          0.57         0.18           0.12
      (0.40)       0.24       0.21      (0.37)      0.65         (0.29)        (0.71)       (0.40)          0.03
   --------    --------   --------   --------   --------    ----------    ----------     --------       --------
      (0.22)       0.61       0.66       0.09       1.19         (0.10)        (0.14)       (0.22)          0.15
   --------    --------   --------   --------   --------    ----------    ----------     --------       --------
      (0.21)      (0.37)     (0.45)     (0.46)     (0.54)        (0.18)        (0.57)       (0.21)         (0.12)
         --          --         --         --      (0.00)(b)          --       (0.01)          --             --
         --       (0.05)        --         --         --            --         (0.01)          --          (0.02)
   --------    --------   --------   --------   --------    ----------    ----------     --------       --------
      (0.21)      (0.42)     (0.45)     (0.46)     (0.54)        (0.18)        (0.59)       (0.21)         (0.14)
   --------    --------   --------   --------   --------    ----------    ----------     --------       --------
   $   8.01    $   8.44   $   8.25   $   8.04   $   8.41    $     7.76    $     8.04     $   8.01       $   8.44
   ========    ========   ========   ========   ========    ==========    ==========     ========       ========
      (2.69%)      7.52%      8.54%      1.25%     15.69%        (1.24%)       (1.63%)      (2.69%)         1.75%


       4.32%++     4.45%      5.67%       5.7%       6.7%          7.1%++        7.1%        4.32%++        4.45%++
       1.88%++     1.87%      1.65%       1.6%       1.7%          1.7%++        1.7%        1.88%++        1.87%++
        125%        371%       338%       307%       540%          143%          491%         125%           371%
   $543,418    $590,592   $636,491   $782,970   $990,184    $1,024,492    $1,119,586     $    207       $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are

Notes to Financial Statements unaudited


valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 1999, the Fund had securities on loan with a market value of $173,050,442 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund


Net income earned by the Fund for securities lending transactions amounted to $157,257, net of broker fees and rebates, for the six months ended June 30, 1999, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 1999:

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
SHORT-TERM COMMERCIAL PAPER
Amsterdam Funding Corp.
  5.127%, due 8/18/99.......................................  $ 4,000,000   $  3,963,311
Atlantis One Funding Corp.
  5.104%, due 7/1/99........................................   10,000,000      9,991,500
Bankers Trust Corp.
  5.06%, due 8/9/99.........................................   10,000,000      9,999,800
Cincinnati Bell Inc.
  5.901%, due 7/1/99........................................    3,800,000      3,799,377
Edison Funding Co.
  4.998%, due 7/27/99.......................................    7,950,000      7,794,180
Liberty Lighthouse Corp.
  5.16%, due 11/5/99........................................   25,000,000     24,988,996
Park Avenue Receivables Corp.
  5.376%, due 7/7/99........................................   25,000,000     24,973,896
Textron Financial Corp.
  5.255%, due 11/24/99......................................   18,000,000     17,997,403
                                                                            ------------
                                                                             103,508,463
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns Securities Corp.
6.90%, due 12/31/99
  (Collateralized by
  $2,280,000 FSA Finance, Inc.
        8.31%, due 6/1/07, Market Value $2,265,750
  $24,485,000 Federal Home Loan Mortgage Corp.
        6.50%, due 2/15/24, Market Value $23,565,797).......   25,000,000     25,000,000

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Morgan (J.P) Securities Inc.
  6.09%, due 12/31/99
  (Collateralized by
     $5,000,000 Anheuser-Busch Co. Inc.
           5.65%, due 9/15/08, Market Value $4,600,000
     $5,745,000 Artesia Bank S.C.
           7.25%, due 9/29/49, Market Value $5,498,649
     $5,000,000 Cox Enterprises Inc.
           6.625%, due 6/14/02, Market Value $4,974,055
     $5,000,000 General Motors Acceptance Corp.
           5.58%, due 4/5/04, Market Value $4,999,800
     $4,615,000 Laidlaw Inc.
           7.65%, due 5/15/06, Market Value $4,476,550
     $737,905 New Times Mirror
           7.50%, due 7/1/23, Market Value $735,138)........  $25,000,000   $ 25,000,000
Lehman Brothers Inc.
  6.20%, due 12/31/99
  (Collateralized by
     $46,060,000 Green Tree Financial Corp.
           6.90%, due 2/15/04, Market Value $10,034,277
     $20,445,000 Green Tree Financial Corp.
           7.25%, due 7/15/05, Market Value $10,675,842
     $3,090,000 Green Tree Financial Corp.
           7.85%, due 7/15/04, Market Value $759,210
     $2,360,000 Green Tree Financial Corp.
           7.37%, due 7/15/29, Market Value $2,442,466
     $945,000 Green Tree Financial Corp.
           6.10%, due 10/15/18, Market Value $927,725
     $720,000 Green Tree Financial Corp.
           7.95%, due 7/15/25, Market Value $662,213).......   25,000,000     25,000,000
                                                                            ------------
                                                                              75,000,000
                                                                            ------------
                                                                            $178,508,463
                                                                            ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain

MainStay Government Fund


distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the six months ended June 30, 1999 the Manager earned $1,775,882. It was not necessary for the Manager to waive part of its fee for this period.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $1 billion. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $12,988 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class B shares of $275,398 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $588,727.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $9,170 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $42,821 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $106,440,455 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains

MainStay Government Fund


of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                      AMOUNT
AVAILABLE THROUGH                                                (000'S)
-----------------                                                --------
2002......................................................       $ 91,253
2004......................................................         13,291
2005......................................................          1,896
                                                                 --------
                                                                 $106,440
                                                                 ========

The Fund intends to treat for Federal income tax purposes approximately $130,116 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of U.S. Government securities were $611,715 and $743,871, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $156,711 and $129,465, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                  PERIOD ENDED
                                                JUNE 30, 1999+                DECEMBER 31, 1998
                                        ------------------------------   ----------------------------
                                        CLASS A   CLASS B      CLASS C   CLASS A   CLASS B   CLASS C*
                                        -------   -------      -------   -------   -------   --------
Shares sold...........................   2,574      5,666        19       2,439     12,725      11
Shares issued in reinvestment of
  dividends...........................      63      1,129        --(a)      116      2,741      --
                                        ------    -------        --      ------    -------      --
                                         2,637      6,795        19       2,555     15,466      11
Shares redeemed.......................  (1,575)    (8,911)       (4)     (2,001)   (22,634)     --
                                        ------    -------        --      ------    -------      --
Net increase (decrease)...............   1,062     (2,116)       15         554     (7,168)     11
                                        ======    =======        ==      ======    =======      ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     GOVERNMENT FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus.
This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA08-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay Growth
                                                              Opportunities Fund versus Lipper Growth
                                                              & Income Funds Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                              Analysis                                    6
                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7
                                                              Returns and Lipper Rankings                 9
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       13
                                                              Notes to Financial Statements              17
                                                              The MainStay Funds                         22

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 18.84%, Since Inception 24.21%


                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
PERIOD END                                         OPPORTUNITIES FUND             FUNDS INDEX*                INFLATION (CPI)+
----------                                     --------------------------    ----------------------           ----------------
6/1/98                                                    9450                        10000                       10000
6/98                                                     10055                        10120                       10006
9/98                                                      9308                         8858                       10043
12/98                                                    11208                        10298                       10098
3/99                                                     11765                        10517                       10135
6/99                                                     12644                        11493                       10209

CLASS B SHARES SEC Returns: 1 Year 19.74%, Since Inception 26.17%


                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
PERIOD END                                         OPPORTUNITIES FUND             FUNDS INDEX*                INFLATION (CPI)+
----------                                     --------------------------    ----------------------           ----------------
6/1/98                                                   10000                        10000                       10000
6/98                                                     10630                        10120                       10006
9/98                                                      9820                         8858                       10043
12/98                                                    11800                        10298                       10098
3/99                                                     12360                        10517                       10135
6/99                                                     12730                        11493                       10209

CLASS C SHARES SEC Returns: 1 Year 23.74%, Since Inception 29.79%


                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
PERIOD END                                         OPPORTUNITIES FUND             FUNDS INDEX*              INFLATION (CPI)+
----------                                     --------------------------    ----------------------         ----------------
6/1/98                                                   10000                        10000                       10000
6/98                                                     10630                        10120                       10006
9/98                                                      9820                         8858                       10043
12/98                                                    11800                        10298                       10098
3/99                                                     12360                        10517                       10135
6/99                                                     13260                        11493                       10209

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge
    (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gains and income dividends, of the 30 largest qualifying funds in the growth and income investment objective. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets continued their strong yet volatile performance during the first six months of 1999, with U.S. large-capitalization equity indices reaching ever-higher milestones. Overall, the S&P 500 Index(1) posted a return of 12.39% for the six-month period. The most significant factor influencing the stock market was the impressive performance of U.S. corporate earnings. Accelerated earnings growth was first witnessed in March 1999, causing investor sentiment to turn away from traditional growth stocks, which have dominated the domestic equity market for so long, in favor of value stocks.

The upward move in corporate earnings, however, was accompanied by a rise in interest rates, which somewhat moderated market gains. At the end of June, the Federal Reserve Board raised the targeted federal funds rate by 0.25% on concerns that a strong economy would rekindle inflation. While there was still little evidence of inflation, this monetary policy tightening was intended to make sure the economy does not get derailed by a spiral of rising wages and prices.

STRONG FUND PERFORMANCE

The MainStay Growth Opportunities Fund returned 12.82% for Class A shares and 12.37% for both Class B and Class C shares, excluding all sales charges, for the six months ended June 30, 1999. All share classes outperformed the average Lipper(2) growth & income fund, which returned 10.93% for the same period.

The Fund's strong performance was primarily due to three factors:

- holdings in the technology and communication services sectors, which generated impressive results in the first-half of 1999,

- energy and basic materials holdings, which rebounded sharply off depressed valuation levels, and

- a shift in the Fund's portfolio allocation from growth to value stocks.

STRATEGIC SECTOR ALLOCATION

The Fund entered 1999 structured with a strong bias toward the growth segment of the market. As our expectations heightened for improved corporate earnings, however, we began to reposition the portfolio to a more neutral weighting between growth and value stocks. The Fund benefited when value stocks outperformed the overall market in the second calendar quarter, with earnings in those value sectors exceeding the expectations of many analysts. By making such a timely shift, the relative performance of the Fund withstood the sharp market rotation into the value segment of the market during April and May, maintaining above-average returns and reduced volatility.

Two of the Fund's best-performing hold-ings during the six-month period were Nortel Networks and Tellabs, both in the telecommunications equipment industry. Both companies benefited from strong demand for their products in the telecom infrastructure segment of the economy. Holdings of MediaOne Group, a cable systems operator, also generated strong returns in the first half of the year, appreciating as two suitors attempted to

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(2) See page 9 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98 AND SIX MONTHS ENDED 6/30/99
[FUND PERFORMANCE BAR CHART]

Period end                                                       Total Return %
 12/98                                                           18.60 Class A
 6/99                                                            12.82 Class A
 12/98                                                           18.00 Class B and Class C
 6/99                                                            12.37 Class B and Class C

Past performance is no guarantee of future results. Class C share returns the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

acquire the company. Global Crossing, a leading independent provider of undersea fiber-optic telecommunications systems, also provided strong results for the Fund, primarily due to the anticipated growth of intercontinental communication demand over the next decade. Halliburton, one of the world's largest oil service companies, and Texas Instruments, a leading semiconductor manufacturer, were other impressive performers for the Fund. The former rebounded off depressed valuation levels as the steady increase in oil prices positively impacted the company's growth prospects. The latter continued to benefit from its strong competitive position in a crowded but fast-growing industry.

Several new purchases had a positive impact on performance during the semiannual period, including Alcoa, AlliedSignal, Smurfit-Stone Container, and Eaton Corp. We added these holdings as we positioned the portfolio in more value-oriented equities. All of these companies' businesses are cyclical in nature, and we believe they are poised for improving earnings growth throughout the next year.

Perhaps the worst performers in the Fund's investment portfolio were Service Corp. International, one of the world's largest operators of funeral homes, and Rite Aid, one of the largest drug store chains. Both companies surprised investors with earnings disappointments that severely hurt the prices of their stocks. We sold both of these positions at a loss to the Fund, believing that negative earnings surprises generally erode management credibility and that recovery may take several years.

LOOKING AHEAD

We believe corporate earnings may continue to meet or exceed estimates throughout the remainder of 1999, and thus our strategic outlook going forward remains positive. In our opinion, the improvement in corporate earnings may broaden what has been extremely narrow market performance. On the other hand, continued earnings growth may also cause interest rates to trend upward in the near term, although we do not expect the move to be significant. We believe the more cyclical or value-oriented segments of the market may continue to outperform, and as of June 30, 1999, we have moved the Fund to a neutral weighting among virtually all sectors, with the exception of consumer staples, financial, and health care, which are slightly underweighted. No matter where the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors, Inc.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                     LIFE OF FUND
                          1 YEAR   THROUGH 6/30/99
    Class A               25.75%        30.87%
    Class B               24.74%        29.79%
    Class C               24.74%        29.79%

   FUND SEC RETURNS*

                                     LIFE OF FUND
                          1 YEAR   THROUGH 6/30/99
    Class A               18.84%        24.21%
    Class B               19.74%        26.17%
    Class C               23.74%        29.79%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                        LIFE OF FUND
                            1 YEAR    THROUGH 6/30/99
    Class A               49 out of      19 out of
                          842 funds      833 funds
    Class B               63 out of      29 out of
                          842 funds      833 funds
    Class C                  n/a            n/a
    Average Lipper
    growth & income fund    14.49%         16.56%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $13.38      $0.0000      $0.0000
    Class B     $13.26      $0.0000      $0.0000
    Class C     $13.26      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Growth Opportunities Fund

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (89.6%)+

ALUMINUM (1.0%)
Alcoa Inc.......................       9,000      $   556,875
                                                  -----------
BANKS (3.1%)
Bank of America Corp............       6,000          439,875
Bank of New York Co., Inc.
 (The)..........................      10,000          366,875
Mellon Bank Corp................      14,000          509,250
U.S. Bancorp....................      12,000          408,000
                                                  -----------
                                                    1,724,000
                                                  -----------
BEVERAGES (1.4%)
Anheuser-Busch Cos., Inc........       6,000          425,625
Pepsi Bottling Group, Inc.
 (The)..........................      15,000          345,938
                                                  -----------
                                                      771,563
                                                  -----------
BROADCAST/MEDIA (4.2%)
Capstar Broadcasting Corp.
 Class A (a)....................      15,000          410,625
Clear Channel Communications,
 Inc. (a).......................       4,000          275,750
Comcast Corp. Special Class A
 (a)............................      10,400          399,750
MediaOne Group, Inc. (a)........       8,000          595,000
News Corp. Ltd. (The) (b).......      13,000          459,063
USA Networks, Inc. (a)..........       5,000          200,625
                                                  -----------
                                                    2,340,813
                                                  -----------
CHEMICALS (1.0%)
IMC Global Inc..................      18,000          317,250
Praxair Inc.....................       5,000          244,687
                                                  -----------
                                                      561,937
                                                  -----------

COMMUNICATIONS--EQUIPMENT (6.8%)
ADC Telecommunications, Inc.
 (a)............................      11,000          501,188
Cisco Systems, Inc. (a).........      10,000          643,125
Lucent Technologies Inc.........       9,900          667,631
Nokia Corp. (b).................       9,000          824,063
Nortel Networks Corp............       7,000          607,687
Tellabs, Inc. (a)...............       8,000          540,500
                                                  -----------
                                                    3,784,194
                                                  -----------
COMPUTER SOFTWARE & SERVICES (3.5%)
America Online, Inc. (a)........       7,000          773,500
Ceridian Corp. (a)..............       8,400          274,575
Microsoft Corp. (a).............       6,000          541,125
SunGard(R) Data Systems Inc.
 (a)............................      10,000          345,000
                                                  -----------
                                                    1,934,200
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                                    Shares           Value
                                 ----------------------------
COMPUTER SYSTEMS (4.1%)
Comdisco Inc....................      19,000      $   486,875
EMC Corp. (a)...................       8,000          440,000
Hewlett-Packard Co..............       7,000          703,500
Sun Microsystems, Inc. (a)......      10,000          688,750
                                                  -----------
                                                    2,319,125
                                                  -----------

CONTAINERS--PAPER (0.7%)
Smurfit-Stone Container Corp.
 (a)............................      20,000          411,250
                                                  -----------

ELECTRIC POWER COMPANIES (0.8%)
Duke Energy Corp................       8,000          435,000
                                                  -----------

ELECTRICAL EQUIPMENT (3.3%)
Emerson Electric Co.............       7,000          440,125
General Electric Co.............       9,000        1,017,000
SPX Corp. (a)...................       5,000          417,500
                                                  -----------
                                                    1,874,625
                                                  -----------

ELECTRONICS (5.0%)
Applied Materials, Inc. (a).....       9,000          664,875
Motorola, Inc...................       6,000          568,500
Texas Instruments Inc...........       6,000          870,000
Vitesse Semiconductor Corp.
 (a)............................      10,000          674,375
                                                  -----------
                                                    2,777,750
                                                  -----------

ENTERTAINMENT (1.2%)
Time Warner Inc.................       9,000          648,000
                                                  -----------

FINANCE (4.4%)
American Express Co.............       5,000          650,625
American General Corp...........       6,000          452,250
Associates First Capital Corp.
 Class A........................       9,000          398,812
Citigroup Inc...................      13,000          617,500
Freddie Mac.....................       6,000          348,000
                                                  -----------
                                                    2,467,187
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS (1.6%)
Cardinal Health, Inc............       7,000          448,875
Sysco Corp......................      15,000          447,188
                                                  -----------
                                                      896,063
                                                  -----------

HEALTH CARE-DRUGS (3.0%)
Glaxo Wellcome PLC ADR (b)......       5,000          283,125
Lilly (Eli) & Co................       5,000          358,125
Pfizer Inc......................       3,000          329,250
Pharmacia & UpJohn, Inc.........       7,000          397,687

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE-DRUGS (CONTINUED)
SmithKline Beecham PLC ADR
 (b)............................       5,000      $   330,313
                                                  -----------
                                                    1,698,500
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.6%)
Biomet, Inc.....................       8,000          318,000
Genzyme Corp. (Surgical
 Products) (a)..................         895            3,944
                                                  -----------
                                                      321,944
                                                  -----------

HEALTH CARE--MISCELLANEOUS (4.0%)
Abbott Laboratories.............       9,000          409,500
American Home Products Corp.....       8,000          460,000
Bristol-Myers Squibb Co.........       6,000          422,625
Johnson & Johnson...............       5,000          490,000
Warner-Lambert Co...............       6,750          468,281
                                                  -----------
                                                    2,250,406
                                                  -----------

HEAVY DUTY TRUCKS & PARTS (1.3%)
Eaton Corp......................       8,000          736,000
                                                  -----------

INSURANCE (3.0%)
Allstate Corp. (The)............      10,000          358,750
American International Group,
 Inc............................       4,200          491,662
Marsh & McLennan Cos., Inc......       6,000          453,000
Provident Cos., Inc.............      10,000          400,000
                                                  -----------
                                                    1,703,412
                                                  -----------
INTERNET SOFTWARE & SERVICES (0.2%)
Rhythms NetConnections Inc.
 (a)............................       1,500           87,563
                                                  -----------

MACHINERY (1.0%)
Ingersoll-Rand Co...............       9,000          581,625
                                                  -----------

MANUFACTURING (2.5%)
AlliedSignal Inc................      12,000          756,000
Tyco International Ltd..........       7,000          663,250
                                                  -----------
                                                    1,419,250
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (2.1%)
Coastal Corp. (The).............      13,500          540,000
Enron Corp......................       8,000          654,000
                                                  -----------
                                                    1,194,000
                                                  -----------
OFFICE EQUIPMENT & SUPPLIES (1.1%)
Xerox Corp......................      10,000          590,625
                                                  -----------

                                    Shares           Value
                                 ----------------------------
OIL & GAS DRILLING (0.5%)
Transocean Offshore Inc.........      10,000      $   262,500
                                                  -----------

OIL & GAS--EQUIPMENT & SERVICES (1.8%)
Halliburton Co..................      11,000          497,750
Schlumberger N.V................       8,000          509,500
                                                  -----------
                                                    1,007,250
                                                  -----------

OIL-INTEGRATED INTERNATIONAL (2.9%)
BP Amoco PLC (b)................       2,646          287,091
Conoco Inc.--Class A............      18,000          501,750
Exxon Corp......................       2,900          223,662
Mobil Corp......................       6,000          594,000
                                                  -----------
                                                    1,606,503
                                                  -----------

PAPER & FOREST PRODUCTS (0.8%)
Boise Cascade Corp..............      11,000          473,000
                                                  -----------

PUBLISHING (0.9%)
McGraw-Hill Cos., Inc. (The)....       9,000          485,438
                                                  -----------

RAILROADS (0.8%)
Union Pacific Corp..............       8,000          466,500
                                                  -----------

REAL ESTATE INVESTMENT/MANAGEMENT (0.8%)
Chelsea GCA Realty, Inc.........       6,800          252,450
Glenborough Realty Trust Inc....      12,000          210,000
                                                  -----------
                                                      462,450
                                                  -----------

RETAIL (6.4%)
Costco Cos., Inc. (a)...........       8,000          640,500
CVS Corp........................       8,300          424,337
Federated Department Stores,
 Inc. (a).......................      11,000          582,313
GoTo.com, Inc. (a)..............       5,000          140,000
Kroger Co. (The) (a)............      24,000          670,500
Safeway Inc. (a)................      12,000          594,000
Wal-Mart Stores, Inc............      11,000          530,750
                                                  -----------
                                                    3,582,400
                                                  -----------

SPECIALIZED SERVICES (4.5%)
Acxiom Corp. (a)................      18,000          448,875
Cendant Corp. (a)...............      30,000          615,000
Dun & Bradstreet Corp. (The)....      12,000          425,250
Fiserv, Inc. (a)................      10,500          328,781
ServiceMaster Co. (The).........      15,000          281,250
Young & Rubicam Inc.............       9,500          431,656
                                                  -----------
                                                    2,530,812
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (6.2%)
Allegiance Telecom, Inc. (a)....       6,500      $   356,687
AT&T Corp.......................       9,000          502,313
Global Crossing Ltd. (a)........       9,600          408,600
MCI WorldCom, Inc. (a)..........       8,000          690,000
Qwest Communications
 International Inc. (a).........      10,000          330,625
Sprint Corp. (FON Group)........      10,000          528,125
Sprint Corp. (PCS Group) (a)....       1,250           71,406
Time Warner Telecom Inc.--Class
 A (a)..........................       2,500           72,500
WinStar Communications, Inc.
 (a)............................      10,000          487,500
                                                  -----------
                                                    3,447,756
                                                  -----------
TELEPHONE (2.6%)
ALLTEL Corp.....................       7,000          500,500
Ameritech Corp..................       7,000          514,500
Bell Atlantic Corp..............       7,000          457,625
                                                  -----------
                                                    1,472,625
                                                  -----------

WASTE DISPOSAL (0.5%)
Republic Services, Inc. Class A
 (a)............................      12,000          297,000
                                                  -----------
Total Common Stocks
 (Cost $42,265,188).............                   50,180,141
                                                  -----------

                                  Principal
                                    Amount           Value
                               ------------------------------
SHORT-TERM INVESTMENTS (11.8%)

COMMERCIAL PAPER (11.8%)
BMW US Capital Corp.
 5.20%, due 7/2/99..............  $2,000,000      $ 1,999,711
General Electric Capital Corp.
 5.70%, due 7/1/99..............   2,626,000        2,626,000
Orange & Rockland Utility
 5.21%, due 7/8/99..............   2,000,000        1,997,973
                                                  -----------
Total Short-Term Investments
 (Cost $6,623,684)..............                    6,623,684
                                                  -----------
Total Investments
 (Cost $48,888,872) (c).........       101.4%      56,803,825(d)
Liabilities In Excess of Cash
 and Other Assets...............        (1.4)        (774,692)
                                  ----------      -----------
Net Assets......................       100.0%     $56,029,133
                                  ==========      ===========

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (d) At June 30, 1999, net unrealized appreciation was $7,914,953, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,490,287 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $575,334.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $48,888,872)..............................................       $56,803,825
Cash........................................................            17,926
Receivables:
  Investment securities sold................................         2,697,072
  Fund shares sold..........................................           292,122
  Dividends and interest....................................            35,653
Unamortized organization expense............................            52,942
                                                                   -----------
    Total assets............................................        59,899,540
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         3,713,519
  MainStay Management.......................................            32,706
  NYLIFE Distributors.......................................            31,855
  Transfer agent............................................            24,460
  Fund shares redeemed......................................             5,055
  Custodian.................................................             4,910
  Trustees..................................................               267
Accrued expenses............................................            57,635
                                                                   -----------
    Total liabilities.......................................         3,870,407
                                                                   -----------
Net assets..................................................       $56,029,133
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,399
  Class B...................................................            27,617
  Class C...................................................               107
Additional paid-in capital..................................        47,623,108
Accumulated net investment loss.............................          (120,256)
Accumulated undistributed net realized gain on
  investments...............................................           569,205
Net unrealized appreciation on investments..................         7,914,953
                                                                   -----------
Net assets..................................................       $56,029,133
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,259,271
                                                                   ===========
Shares of beneficial interest outstanding...................         1,439,877
                                                                   ===========
Net asset value per share outstanding.......................       $     13.38
Maximum sales charge (5.50% of offering price)..............              0.78
                                                                   -----------
Maximum offering price per share outstanding................       $     14.16
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $36,627,394
                                                                   ===========
Shares of beneficial interest outstanding...................         2,761,749
                                                                   ===========
Net asset value and offering price per share outstanding....       $     13.26
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   142,468
                                                                   ===========
Shares of beneficial interest outstanding...................            10,742
                                                                   ===========
Net asset value and offering price per share outstanding....       $     13.26
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  177,317
  Interest..................................................     122,431
                                                              ----------
    Total income............................................     299,748
                                                              ----------
Expenses:
  Management................................................     139,758
  Distribution--Class B.....................................      90,507
  Distribution--Class C.....................................          65
  Transfer agent............................................      69,467
  Service--Class A..........................................      19,723
  Service--Class B..........................................      30,169
  Service--Class C..........................................          21
  Shareholder communication.................................      21,299
  Registration..............................................      18,940
  Professional..............................................      15,115
  Recordkeeping.............................................       8,178
  Organization..............................................       6,690
  Custodian.................................................       5,878
  Trustees..................................................         545
  Miscellaneous.............................................      10,406
                                                              ----------
    Total expenses before reimbursement.....................     436,761
Expense reimbursement from Manager..........................     (16,757)
                                                              ----------
    Net expenses............................................     420,004
                                                              ----------
Net investment loss.........................................    (120,256)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     843,518
Net change in unrealized appreciation on investments........   4,176,626
                                                              ----------
Net realized and unrealized gain on investments.............   5,020,144
                                                              ----------
Net increase in net assets resulting from operations........  $4,899,888
                                                              ==========

-------

(a)  Dividends recorded net of foreign withholding taxes of $1,250.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       June 1, 1998**
                                                               June 30,          through
                                                                 1999*      December 31, 1998
                                                              -----------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (120,256)     $  (108,699)
  Net realized gain (loss) on investments...................      843,518         (276,582)
  Net change in unrealized appreciation on investments......    4,176,626        3,738,327
                                                              -----------      -----------
  Net increase in net assets resulting from operations......    4,899,888        3,353,046
                                                              -----------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    4,831,785       11,499,713
    Class B.................................................   23,624,245       12,537,474
    Class C.................................................      138,026              310
Cost of shares redeemed:
    Class A.................................................     (809,464)        (106,967)
    Class B.................................................   (2,299,456)      (1,639,458)
    Class C.................................................           (7)              (2)
                                                              -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................   25,485,129       22,291,070
                                                              -----------      -----------
      Net increase in net assets............................   30,385,017       25,644,116
NET ASSETS:
Beginning of period.........................................   25,644,116               --
                                                              -----------      -----------
End of period...............................................  $56,029,133      $25,644,116
                                                              ===========      ===========
Accumulated net investment loss at end of period............  $  (120,256)     $        --
                                                              ===========      ===========

-------

 *   Unaudited.
**   Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                  Class A                       Class B                        Class C
                                         -------------------------   ------------------------------   --------------------------
                                         Six months     June 1*      Six months        June 1*        Six months   September 1**
                                           ended        through        ended           through          ended         through
                                          June 30,    December 31,    June 30,      December 31,       June 30,    December 31,
                                           1999+          1998         1999+            1998            1999+          1998
                                         ----------   ------------   ----------     ------------      ----------   -------------
Net asset value at beginning of
  period..............................    $ 11.86       $ 10.00       $ 11.80          $ 10.00          $11.80        $ 9.22
                                          -------       -------       -------          -------          ------        ------
Net investment loss (a)...............      (0.01)        (0.05)        (0.05)           (0.08)          (0.05)        (0.06)
Net realized and unrealized gain on
  investments.........................       1.53          1.91          1.51             1.88            1.51          2.64
                                          -------       -------       -------          -------          ------        ------
Total from investment operations......       1.52          1.86          1.46             1.80            1.46          2.58
                                          -------       -------       -------          -------          ------        ------
Net asset value at end of period......    $ 13.38       $ 11.86       $ 13.26          $ 11.80          $13.26        $11.80
                                          =======       =======       =======          =======          ======        ======
Total investment return (b)...........      12.82%        18.60%        12.37%           18.00%          12.37%        27.98%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment loss...............      (0.15%)       (1.09%)       (0.90%)          (1.84%)         (0.90%)       (1.84%)
    Net expenses......................       1.65%         2.53%         2.40%            3.28%           2.40%         3.28%
    Expenses (before reimbursement)...       1.73%         2.53%         2.48%            3.28%           2.48%         3.28%
Portfolio turnover rate...............         30%           32%           30%              32%             30%           32%
Net assets at end of period
  (in 000's)..........................    $19,259       $13,293       $36,627          $12,351          $  142        $   --(c)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of

MainStay Growth Opportunities Fund

business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors, Inc. (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $139,758 and reimbursed the Fund $16,757.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $10,299 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $8,687 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services

MainStay Growth Opportunities Fund

("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $69,467.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A with a net asset value of $12,042,000. This represents 62.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $472 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $8,178 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $227,903 was available, to the extent provided by regulations, to offset future realized gains of the Fund through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $48,487 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $33,276 and $10,687, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 Six months ended             June 1, 1998* through
                                                  June 30, 1999+                December 31, 1998
                                            ---------------------------   -----------------------------
                                            Class A   Class B   Class C   Class A   Class B   Class C**
                                            -------   -------   -------   -------   -------   ---------
Shares sold...............................     387     1,905      11       1,131     1,202       --
Shares redeemed...........................     (68)     (190)     --         (10)     (156)      --
                                             -----     -----      --       -----     -----       --
Net increase..............................     319     1,715      11       1,121     1,046       --(a)
                                             =====     =====      ==       =====     =====       ==

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     GROWTH OPPORTUNITIES FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Growth Opportunities Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA22-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3

                                                              $10,000 Invested in the MainStay
                                                              International Bond Fund versus Salomon
                                                              Smith Barney Non-U.S. Dollar World
                                                              Government Bond Index--Class A, Class
                                                              B, and Class C Shares                       4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6

                                                              Year-by-Year and Six-Month Performance      7

                                                              Returns and Lipper Rankings                 9

                                                              Portfolio of Investments                   10

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              18

                                                              The MainStay Funds                         26

                       This page intentionally left blank

President's Letter



This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay International
Bond Fund versus Salomon Smith Barney
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES   SEC Returns: 1 Year -6.54%, Since Inception 6.13%
                                   [Class A Shares Bar Graph]

                                                                         SALOMON SMITH BARNEY NON-U.S.
                                                                          DOLLAR WORLD GOVERNMENT BOND
PERIOD END                           MAINSTAY INTERNATIONAL BOND FUND                INDEX*
----------                           --------------------------------    -----------------------------
9/13/94                                           9550.00                           10000.00
12/94                                             9569.00                           10256.00
12/95                                            11356.00                           12261.00
12/96                                            12935.00                           12761.00
12/97                                            13171.00                           12218.00
12/98                                            14700.00                           14392.00
'6/99                                            13303.00                           13080.00

CLASS B SHARES   SEC Returns: 1 Year -7.76%, Since Inception 6.14%
                                   [Class B Shares Bar Graph]

                                                                         SALOMON SMITH BARNEY NON-U.S.
                                                                          DOLLAR WORLD GOVERNMENT BOND
PERIOD END                           MAINSTAY INTERNATIONAL BOND FUND                INDEX*
----------                           --------------------------------    -----------------------------
9/13/94                                          10000.00                           10000.00
12/94                                            10020.00                           10256.00
12/95                                            11819.00                           12261.00
12/96                                            13371.00                           12761.00
12/97                                            13525.00                           12218.00
12/98                                            14985.00                           14392.00
6/99                                             13241.00                           13080.00

CLASS C SHARES   SEC Returns: 1 Year -3.88%, Since Inception 6.47%
                                   [Class C Shares Bar Graph]

                                                                        SALOMON BROTHERS NON-U.S. DOLLAR
PERIOD END                           MAINSTAY INTERNATIONAL BOND FUND     WORLD GOVERNMENT BOND INDEX*
----------                           --------------------------------   --------------------------------
9/13/94                                          10000.00                           10000.00
12/94                                            10020.00                           10256.00
12/95                                            11819.00                           12261.00
12/96                                            13371.00                           12761.00
12/97                                            13525.00                           12218.00
12/98                                            14985.00                           14392.00
6/99                                             13511.00                           13080.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Performance reflects a 2% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

During the first half of 1999, international bond markets were influenced by a wide variety of forces. The Brazilian real's devaluation in January and signs of a Japanese market recovery signaled the end of a two-year global economic crisis. Commodity prices for oil, natural gas, lumber, and copper rose, which was positive for stocks but negative for bonds, as inflationary concerns resurfaced.

The European Central Bank eased interest rates by a half of a percent during the first half of the year from 3% to 2.5% to reduce economic malaise. Although the end of the war in Kosovo had a positive impact, the eleven European members of the North Atlantic Treaty Organization (NATO) expressed concern over the cost of reconstruction. In the U.S., the Federal Reserve Board's May announcement of a bias toward raising interest rates was followed by a move to raise rates at the end of June. Meanwhile, the U.S. dollar charged ahead versus other currencies, as Japan struggled to get its economic footing and European growth lagged behind expectations.

FACING A CHALLENGING MARKET ENVIRONMENT

For the six months ended June 30, 1999, the MainStay International Bond Fund returned -9.50% for Class A shares and -9.83% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -6.14% return of the average Lipper(1) international income fund for the first half of 1999. The Fund also lagged the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index,(2) which returned -9.11% over the same period.

The Fund underperformed largely due to its underweighted position in Japanese government bonds, which rose 2.5% in local-currency terms during the first half of the year, and due to the strength of the U.S. dollar versus foreign currencies.

STRATEGIC DECISIONS

The Fund maintained a close-to-neutral duration(3) throughout the first half of the year. It held long-duration bonds in Europe and short-duration bonds in Japan and dollar-bloc countries Australia and Canada. As European bonds rallied following the European Central Bank rate cut, however, we reduced the Fund's long European duration to neutral. While duration decisions had a mixed impact on Fund performance, on average the result was positive. The Fund's duration strategy in Europe helped during the first quarter, and holding shorter-duration bonds in the dollar-bloc countries in which the Fund invested was successful throughout the first half of 1999.

Excessive supply in the Japanese government bond market presented opportunities to add these securities to the Fund's portfolio, and the Fund increased its position in Japanese government bonds from 0% to 19% of net assets by the end of June. Despite their low nominal yields, Japanese government bonds were the Fund's best performers in the first half of the year. Unfortunately, the Fund remains underweighted in Japan relative to its benchmark, which detracted from the Fund's relative performance. On the other hand, remaining underweighted in the Japanese yen during the first half of 1999

-------
(1) See page 9 for additional information about Lipper, Inc.

(2) See page 5 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

(3) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                   [CLASS A SHARES BAR GRAPH]

                                        TOTAL RETURN %
                                        --------------
12/94                                        0.20
12/95                                       18.68
12/96                                       13.90
12/97                                        1.83
12/98                                       11.61
6/99                                        -9.50

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the period ended 12/31/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES
                                   [CLASS B AND CLASS C SHARES BAR GRAPH]

                                        TOTAL RETURN %
                                        --------------
12/94                                        0.20
12/95                                       17.96
12/96                                       13.13
12/97                                        1.15
12/98                                       10.79
6/99                                        -9.83

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 9/13/94 through 8/31/98. See footnote * on page 9 for more information on performance.

added significantly to the Fund's performance.

In Europe, the Fund tried to capitalize on markets that needed to ease monetary policy. As a result, the Fund was overweighted in the U.K. and occasionally held positions in Norwegian bonds. While Norway was among the best-performing markets in the first quarter, U.K. bonds were laggards throughout the first half of 1999, despite easing by the Bank of England. The Fund was underweighted in the three- to seven-year portion of the Euroland(4) yield curve, which detracted from performance when this sector outperformed both shorter- and longer-term bonds.

-------

(4) Euroland refers to the countries participating in European Monetary Union, a system that allows several European nations to operate with a common currency.

The Fund also dramatically reduced its exposure to nongovernment bonds. Issues such as Depfa Pfandbriefe eurobonds and European Investment Bank sterling bonds were liquidated when their spreads contracted to historical norms. Since the bonds were originally purchased at much wider spreads, the impact of the sales was positive. We also used the recovery in emerging market debt to sell certain of the Fund's nongovernment bond positions at prices well above their earlier lows. This had a positive impact on the Fund's performance.

LOOKING AHEAD

Going forward, we are cautiously defensive. We will continue to focus on Japan, using its growth as a measure of the health of the global economy, the direction of monetary policy, and the speed at which policy decisions may be implemented. We believe that the U.S. dollar may become increasingly vulnerable as the economies of Europe and Japan continue to strengthen.

Whatever the markets may bring, the Fund will continue seeking to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Maureen McFarland
Portfolio Manager
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                          1 YEAR        LIFE OF FUND THROUGH 6/30/99
    Class A               -2.13%                    7.15%
    Class B               -2.91%                    6.47%
    Class C               -2.91%                    6.47%

   FUND SEC RETURNS*

                          1 YEAR        LIFE OF FUND THROUGH 6/30/99
    Class A               -6.54%                    6.13%
    Class B               -7.76%                    6.14%
    Class C               -3.88%                    6.47%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                          1 YEAR        LIFE OF FUND THROUGH 6/30/99
    Class A         51 out of 54 funds       10 out of 31 funds
    Class B         54 out of 54 funds        9 out of 26 funds
    Class C                n/a                       n/a
    Average Lipper
    international
    income fund           2.48%                     6.26%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $9.30       $0.2784      $0.0000
    Class B     $9.32       $0.2400      $0.0000
    Class C     $9.32       $0.2400      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/99.

MainStay International Bond Fund

                               Principal
                                Amount               Value
                           ----------------------------------
LONG-TERM BONDS (95.8%)+
CORPORATE BONDS (8.9%)

GERMANY (3.2%)
Bayerische VBK New York
 4.50%, due 6/24/02......   E        281,000      $   296,284
Kredit Fuer Wiederaufbau
 5.00%, due 1/4/09.......            610,000          643,559
                                                  -----------
                                                      939,843
                                                  -----------
SWEDEN (1.3%)
Banque Nationale de Paris
 Medium-Term Notes
 Series E
 11.00%, due 11/4/99.....   SK     3,050,000          366,744
                                                  -----------

UNITED KINGDOM (3.4%)
European Investment Bank
 6.25%, due 12/7/08......   L        357,000          580,637
International Bank for
 Reconstruction and
 Development Medium-Term
 Notes Series E
 7.125%, due 7/30/07.....            241,000          408,568
                                                  -----------
                                                      989,205
                                                  -----------
UNITED STATES (1.0%)
Conproca S.A.
 12.00%, due 6/16/10
 (a).....................  $         313,000          294,220
                                                  -----------
Total Corporate Bonds
 (Cost $2,803,826).......                           2,590,012
                                                  -----------
GOVERNMENTS & FEDERAL AGENCIES (86.9%)

AUSTRALIA (5.2%)
Australian Government
 Series 611
 5.75%, due 6/15/11......  A$      1,539,000          977,410
Federal National Mortgage
 Association
 Series EMTN
 6.375%, due 8/15/07.....            830,000          540,502
                                                  -----------
                                                    1,517,912
                                                  -----------
BELGIUM (4.4%)
Kingdom of Belgium
 Series 10
 8.75%, due 6/25/02......   E      1,071,000        1,262,358
                                                  -----------
CANADA (4.9%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08.......  C$        984,000          689,751
 Series VR22
 7.50%, due 3/1/01.......          1,039,000          728,051
                                                  -----------
                                                    1,417,802
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                               Principal
                                Amount               Value
                           ----------------------------------
DENMARK (1.2%)
Kingdom of Denmark
 7.00%, due 12/15/04.....   DK     2,258,000      $   353,267
                                                  -----------
FINLAND (3.1%)
Finnish Government
 Series RG
 10.00%, due 9/15/01.....   E        762,000          895,209
                                                  -----------

FRANCE (4.3%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09......            730,000          719,724
 5.50%, due 4/25/29......            516,000          535,982
                                                  -----------
                                                    1,255,706
                                                  -----------
GERMANY (14.6%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03......          1,474,000        1,559,052
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08.......          1,010,000        1,092,444
 5.625%, due 1/4/28......            526,000          559,172
 Series 96
 6.00%, due 1/5/06.......            894,000        1,012,152
                                                  -----------
                                                    4,222,820
                                                  -----------
ITALY (10.5%)
Buoni Poliennali del
 Tesoro
 5.00%, due 5/1/08.......            533,000          559,357
 6.50%, due 11/1/27......            495,999          576,231
 8.25%, due 7/1/01.......            763,000          860,062
 8.50%, due 1/1/04.......            847,000        1,031,617
                                                  -----------
                                                    3,027,267
                                                  -----------
JAPAN (18.7%)
Japanese Government
 Series 42
 2.60%, due 3/20/19......   Y     70,800,000          567,851
 Series 168
 3.40%, due 3/22/04......        339,800,000        3,102,741
 Series 174
 4.60%, due 9/20/04......        181,800,000        1,758,353
                                                  -----------
                                                    5,428,945
                                                  -----------
NETHERLANDS (4.4%)
Netherlands Government
 3.75%, due 7/15/09......   E      1,321,000        1,260,852
                                                  -----------

SPAIN (4.9%)
Bonos Y Obligacion del
 Estado
 4.50%, due 7/30/04......            840,000          881,617
 5.15%, due 7/30/09......            515,000          544,982
                                                  -----------
                                                    1,426,599
                                                  -----------
SWEDEN (1.0%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08.......   SK     2,200,000          285,740
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                               Principal
                                Amount               Value
                           ----------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

UNITED KINGDOM (9.7%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02......   L      1,080,000      $ 1,744,136
United Kingdom Treasury
 Bonds
 7.25%, due 12/7/07......            334,000          595,188
 9.00%, due 10/13/08.....            240,000          480,757
                                                  -----------
                                                    2,820,081
                                                  -----------
Total Governments &
 Federal Agencies
 (Cost $26,553,516)......                          25,174,558
                                                  -----------
Total Long-Term Bonds
 (Cost $29,357,342)......                          27,764,570
                                                  -----------

                               Notional
                                Amount
                             ------------
OPTION (0.1%)

UNITED STATES (0.1%)
U.S. Dollar Call/Euro Put
 Strike price E1.024
 Expire 8/31/99..........          1,500,000           16,742
                                                  -----------
Total Option
 (Cost $16,425)..........                              16,742
                                                  -----------
                               Principal
                                Amount
                             ------------
SHORT-TERM INVESTMENT (1.6%)
COMMERCIAL PAPER (1.6%)

UNITED STATES (1.6%)
Ford Motor Credit Corp.
 5.65%, due 7/1/99.......  $         450,000          450,000
                                                  -----------
Total Short-Term
 Investment
 (Cost $450,000).........                             450,000
                                                  -----------
Total Investments
 (Cost $29,823,767)
 (b).....................               97.5%      28,231,312(c)
Cash and Other Assets,
 Less Liabilities........                2.5          732,616
                                        ----      -----------
Net Assets...............              100.0%     $28,963,928
                                       =====      ===========

-------
(a)  May be sold to institutional investors only.
(b)  The cost for Federal income tax purposes is $29,835,435.
(c) At June 30, 1999 net unrealized depreciation for securities was $1,604,123, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $32,990 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,637,113.
(d)  The following abbreviations are used in the above portfolio:
     A$ --Australian Dollar
     C$ --Canadian Dollar
     DK--Danish Krone
     E --Euro
     Y --Japanese Yen
     L --Pound Sterling
     SK--Swedish Krona
     $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $29,823,767)..............................................       $28,231,312
Cash denominated in foreign currencies (identified cost
  $454,334).................................................           437,674
Cash........................................................           127,865
Receivables:
  Investment securities sold................................         3,114,972
  Interest..................................................           462,958
  Fund shares sold..........................................            31,791
Unrealized appreciation on foreign currency forward
  contracts.................................................           150,623
Unamortized organization expense............................             2,021
                                                                   -----------
        Total assets........................................        32,559,216
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         3,112,835
  Fund shares redeemed......................................            26,409
  NYLIFE Distributors.......................................            16,059
  MainStay Management.......................................            10,860
  Transfer agent............................................             8,312
  Custodian.................................................             5,909
  Trustees..................................................               277
Accrued expenses............................................            72,054
Dividend payable............................................           133,396
Unrealized depreciation on foreign currency forward
  contracts.................................................           209,177
                                                                   -----------
        Total liabilities...................................         3,595,288
                                                                   -----------
Net assets..................................................       $28,963,928
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,031
  Class B...................................................            17,041
  Class C...................................................                32
Additional paid-in capital..................................        32,155,929
Accumulated distribution in excess of net investment
  income....................................................          (365,677)
Accumulated net realized loss on investments................            (2,138)
Accumulated net realized loss on foreign currency
  transactions..............................................        (1,172,009)
Net unrealized depreciation on investments..................        (1,592,455)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (90,826)
                                                                   -----------
Net assets..................................................       $28,963,928
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,052,549
                                                                   ===========
Shares of beneficial interest outstanding...................         1,403,089
                                                                   ===========
Net asset value per share outstanding.......................       $      9.30
Maximum sales charge (4.50% of offering price)..............              0.44
                                                                   -----------
Maximum offering price per share outstanding................       $      9.74
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,881,853
                                                                   ===========
Shares of beneficial interest outstanding...................         1,704,138
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.32
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    29,526
                                                                   ===========
Shares of beneficial interest outstanding...................             3,167
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.32
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $   827,069
                                                              -----------
Expenses:
  Management................................................      110,906
  Distribution--Class B.....................................       64,820
  Distribution--Class C.....................................          166
  Transfer agent............................................       56,720
  Service--Class A..........................................       17,944
  Service--Class B..........................................       21,608
  Service--Class C..........................................           57
  Shareholder communication.................................       24,751
  Professional..............................................       18,912
  Registration..............................................       15,160
  Recordkeeping.............................................        6,889
  Amortization of organization expense......................        4,945
  Trustees..................................................          483
  Miscellaneous.............................................        3,783
                                                              -----------
    Total expenses before waiver............................      347,144
Fees waived by Manager......................................      (47,531)
                                                              -----------
    Net expenses............................................      299,613
                                                              -----------
Net investment income.......................................      527,456
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................     (249,467)
  Option transactions.......................................       (9,652)
  Foreign currency transactions.............................   (1,172,009)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,431,128)
                                                              -----------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (2,111,454)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (184,545)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (2,295,999)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (3,727,127)
                                                              -----------
Net decrease in net assets resulting from operations........  $(3,199,671)
                                                              ===========

-------

(a) Interest recorded net of foreign withholding taxes of $1,235.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                  ended          Year ended
                                                                June 30,        December 31,
                                                                  1999*             1998
                                                              -----------       ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   527,456       $ 1,588,170
  Net realized gain (loss) on investments...................     (249,467)          573,596
  Net realized loss on option transactions..................       (9,652)          (32,695)
  Net realized loss on foreign currency transactions........   (1,172,009)          (20,109)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (2,111,454)        1,304,076
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (184,545)           99,738
                                                              -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (3,199,671)        3,512,776
                                                              -----------       -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................     (399,639)         (804,108)
    Class B.................................................     (414,297)         (926,482)
    Class C.................................................       (1,065)               (5)
  From net realized gain on investments:
    Class A.................................................           --          (129,031)
    Class B.................................................           --          (156,223)
    Class C.................................................           --                (3)
                                                              -----------       -----------
      Total dividends and distributions to shareholders.....     (815,001)       (2,015,852)
                                                              -----------       -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      484,112         3,679,261
    Class B.................................................    1,660,044         3,454,744
    Class C.................................................      105,915               300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      114,010           362,472
    Class B.................................................      294,747           919,787
    Class C.................................................          262                 6
                                                              -----------       -----------
                                                                2,659,090         8,416,570
  Cost of shares redeemed:
    Class A.................................................   (1,271,411)       (1,411,366)
    Class B.................................................   (2,678,725)       (7,295,962)
    Class C.................................................      (69,872)               --
                                                              -----------       -----------
      Decrease in net assets derived from capital share
       transactions.........................................   (1,360,918)         (290,758)
                                                              -----------       -----------
      Net increase (decrease) in net assets.................   (5,375,590)        1,206,166
NET ASSETS:
Beginning of period.........................................   34,339,518        33,133,352
                                                              -----------       -----------
End of period...............................................  $28,963,928       $34,339,518
                                                              ===========       ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................  $  (365,677)      $   (78,132)
                                                              ===========       ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                           Class A
                                                                --------------------------------------------------------------
                                                                Six months
                                                                  ended                    Year ended December 31,
                                                                 June 30,       ----------------------------------------------
                                                                  1999+          1998         1997         1996         1995
                                                                ----------      -------      -------      -------      -------
Net asset value at beginning of period....................       $ 10.57        $ 10.10      $ 10.95      $ 10.43      $  9.90
                                                                 -------        -------      -------      -------      -------
Net investment income.....................................          0.19           0.54         0.80         0.72         1.15
Net realized and unrealized gain (loss) on investments....         (0.75)          0.58        (0.94)        0.27         0.59
Net realized and unrealized gain (loss) on foreign
  currency transactions...................................         (0.43)          0.02         0.33         0.41         0.07
                                                                 -------        -------      -------      -------      -------
Total from investment operations..........................         (0.99)          1.14         0.19         1.40         1.81
                                                                 -------        -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized gain on
    foreign currency transactions.........................         (0.28)         (0.58)       (0.76)       (0.73)       (0.61)
  From net realized gain on investments...................            --          (0.09)       (0.28)       (0.15)       (0.28)
  In excess of net realized gain on investments and
    foreign currency transactions.........................            --             --           --           --        (0.39)
                                                                 -------        -------      -------      -------      -------
Total dividends and distributions.........................         (0.28)         (0.67)       (1.04)       (0.88)       (1.28)
                                                                 -------        -------      -------      -------      -------
Net asset value at end of period..........................       $  9.30        $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                                 =======        =======      =======      =======      =======
Total investment return (a)...............................         (9.50%)        11.61%        1.83%       13.90%       18.68%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................          3.74%++        5.17%        5.35%         5.4%         5.6%
    Net expenses..........................................          1.48%++        1.59%        1.56%         1.5%         1.5%
    Expenses (before waiver)..............................          1.78%++        1.89%        1.86%         1.8%         1.8%
Portfolio turnover rate...................................           188%           287%         179%          59%         103%
Net assets at end of period (in 000's)....................       $13,053        $15,542      $12,263      $11,965      $11,494

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B                                           Class C
     --------------------------------------------------------------------   --------------------------
     Six months                                           September 13,*    Six months   September 1**
       ended             Year ended December 31,              through         ended         through
      June 30,    -------------------------------------    December 31,      June 30,    December 31,
       1999+       1998      1997      1996      1995          1994           1999+          1998
     ----------   -------   -------   -------   -------   ---------------   ----------   -------------
      $ 10.59     $ 10.12   $ 10.98   $ 10.45   $  9.90       $ 10.00         $10.59        $10.13
      -------     -------   -------   -------   -------       -------         ------        ------
         0.15        0.46      0.74      0.64      1.06          0.12           0.15          0.16
        (0.75)       0.58     (0.96)     0.27      0.61         (0.08)         (0.75)         0.53

        (0.43)       0.02      0.34      0.42      0.07         (0.02)         (0.43)         0.02
      -------     -------   -------   -------   -------       -------         ------        ------
        (1.03)       1.06      0.12      1.33      1.74          0.02          (1.03)         0.71
      -------     -------   -------   -------   -------       -------         ------        ------
        (0.24)      (0.50)    (0.70)    (0.65)    (0.56)        (0.12)         (0.24)        (0.16)
           --       (0.09)    (0.28)    (0.15)    (0.28)           --             --         (0.09)
           --          --        --        --     (0.35)           --             --            --
      -------     -------   -------   -------   -------       -------         ------        ------
        (0.24)      (0.59)    (0.98)    (0.80)    (1.19)        (0.12)         (0.24)        (0.25)
      -------     -------   -------   -------   -------       -------         ------        ------
      $  9.32     $ 10.59   $ 10.12   $ 10.98   $ 10.45       $  9.90         $ 9.32        $10.59
      =======     =======   =======   =======   =======       =======         ======        ======
        (9.83%)     10.79%     1.15%    13.13%    17.96%         0.20%         (9.83%)        7.05%
         2.99%++     4.42%     4.69%      4.8%      4.9%          4.8%++        2.99%++       4.42%++
         2.23%++     2.34%     2.22%      2.1%      2.2%          2.8%++        2.23%++       2.34%++
         2.53%++     2.64%     2.52%      2.4%      2.5%          3.1%++        2.53%++       2.64%++
          188%        287%      179%       59%      103%            4%           188%          287%
      $15,882     $18,797   $20,870   $19,020   $13,212       $17,155         $   29        $   --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

High yield bonds may involve special risks not commonly associated with investment in higher rated debt securities. These bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result

Notes to Financial Statements unaudited


by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Bond Fund


Foreign currency forward contracts open at June 30, 1999:

                                                    Contract        Contract        Unrealized
                                                     Amount          Amount       Appreciation/
                                                      Sold          Purchased     (Depreciation)
                                                 --------------   -------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  8/18/99......................................  A$   1,804,000   $   1,153,385      $(41,317)
Canadian Dollar vs. U.S. Dollar, expiring
  8/18/99......................................  C$     213,000   $     145,990         1,982
Canadian Dollar vs. U.S. Dollar, expiring
  8/26/99......................................  C$   2,540,000   $   1,742,172        24,691
Danish Krone vs. Euro, expiring 8/23/99........  DK   2,760,000   E     370,773        (1,156)
Euro vs. Danish Krone, expiring 8/23/99........  E      631,381   DK  4,700,000         1,978
Euro vs Swedish Krona, expiring 8/30/99........  E      760,027   SK  6,800,000        15,378
Euro vs. U.S. Dollar, expiring 8/31/99.........  E      965,000   $   1,047,025        47,098
Pound Sterling vs. Euro, expiring 8/11/99......  L      910,980   E   1,400,000        12,042
Pound Sterling vs. U.S. Dollar, expiring
  8/26/99......................................  L      829,000   $   1,345,350        38,088
Swedish Krona vs. Euro, expiring 8/30/99.......  SK   9,256,000   E   1,027,508       (28,209)
                                                    Contract        Contract
                                                     Amount          Amount
                                                   Purchased          Sold
                                                 --------------   -------------
Foreign Currency Buy Contracts
------------------------------
Canadian Dollar vs. U.S. Dollar, expiring
  8/26/99......................................  C$   2,451,000   $   1,651,367         5,935
Euro vs. U.S. Dollar, expiring 8/16/99.........  E    1,366,527   $   1,456,000       (41,669)
Euro vs. U.S. Dollar, expiring 8/31/99.........  E    1,900,000   $   2,045,654       (76,885)
Japanese Yen vs. U.S. Dollar, expiring
  8/16/99......................................  Y  234,819,075   $   1,970,000       (16,510)
                                                                                     --------
Net unrealized depreciation on foreign currency
  forward contracts............................                                      $(58,554)
                                                                                     ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay International Bond Fund


FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at June 30, 1999:

             Currency                    Cost           Value
----------------------------------     --------        --------
Danish Krone         DK         6      $      1        $      1
Euro                 E    384,341       412,899         396,371
Pound Sterling       L     26,202        41,434          41,302
                                       --------        --------
                                       $454,334        $437,674
                                       ========        ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the six months ended June 30, 1999, the Manager earned $110,906 and waived $47,531 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $960 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $13,651 and $281, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services

MainStay International Bond Fund


("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $56,720.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $7,229,923 which represents 55.4% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $504 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,889 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $54,073 and $53,399, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               Six months ended                 Period ended
                                                June 30, 1999*                December 31, 1998
                                          ---------------------------   -----------------------------
                                          Class A   Class B   Class C   Class A   Class B   Class C**
                                          -------   -------   -------   -------   -------   ---------
Shares sold.............................       48       165      10        359       333        --
Shares issued in reinvestment of
  dividends and distributions...........       11        30      --(a)      35        89        --
                                          -------   -------     ---      -----     -----       ---
                                               59       195      10        394       422        --
Shares redeemed.........................     (127)     (266)     (7)      (137)     (709)       --
                                          -------   -------     ---      -----     -----       ---
Net increase (decrease).................      (68)      (71)      3        257      (287)       --(a)
                                          =======   =======     ===      =====     =====       ===

-------

 *   Unaudited
**   First offered on September 1, 1998.
(a)  Less than one thousand

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     INTERNATIONAL BOND FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA10-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay
                                                                International Equity Fund versus Morgan
                                                                Stanley Capital International EAFE Index
                                                                --Class A, Class B, and Class C Shares    4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Year-by-Year and Six-Month Performance      7
                                                              Returns and Lipper Rankings                 9
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              20
                                                              The MainStay Funds                         27

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES SEC Returns: 1 Year -0.73%, Since Inception 6.70%

                                                                 MORGAN STANLEY CAPITAL
PERIOD END                MAINSTAY INTERNATIONAL EQUITY FUND    INTERNATIONAL EAFE INDEX*
----------                ----------------------------------    ------------------------
9/13/94                                9450.00                          10000.00
12/94                                  9233.00                           9586.00
12/95                                  9718.00                          10661.00
12/96                                 10669.00                          11306.00
12/97                                 11151.00                          11507.00
12/98                                 13400.00                          13808.00
6/99                                  13652.00                          14356.00

CLASS B SHARES SEC Returns: 1 Year -0.71%, Since Inception 6.88%

                                                                 MORGAN STANLEY CAPITAL
PERIOD END            MAINSTAY INTERNATIONAL EQUITY FUND        INTERNATIONAL EAFE INDEX*
----------            ----------------------------------        ------------------------
9/13/94                           10000.00                              10000.00
12/94                              9770.00                               9586.00
12/95                             10187.00                              10661.00
12/96                             11109.00                              11306.00
12/97                             11529.00                              11507.00
12/98                             13759.00                              13808.00
6/99                              13685.00                              14356.00

CLASS C SHARES SEC Returns: 1 Year 3.29%, Since Inception 7.20%

                                                                 MORGAN STANLEY CAPITAL
PERIOD END             MAINSTAY INTERNATIONAL EQUITY FUND       INTERNATIONAL EAFE INDEX*
----------             ----------------------------------       ------------------------
9/13/94                            10000.00                             10000.00
12/94                               9770.00                              9586.00
12/95                              10187.00                             10661.00
12/96                              11109.00                             11306.00
12/97                              11529.00                             11507.00
12/98                              13759.00                             13808.00
6/99                               13964.00                             14356.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Performance reflects a 2% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Morgan Stanley Capital International Europe, Australia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

During the first half of 1999, international equity markets were influenced by a wide variety of forces. The Brazilian real's devaluation in January and signs of a Japanese market recovery signaled the end of a two-year global economic crisis. Commodity prices for oil, natural gas, lumber, and copper rose, which was positive for stocks but negative for bonds, as inflationary concerns resurfaced.

In the U.S., the Federal Reserve Board reacted to rising prices, low unemployment, and the potential for wage increases with a May announcement of a bias toward raising interest rates. At the end of June, the Federal Reserve Board took action by raising the federal funds rate by 0.25%. While the end of the war in Kosovo helped stabilize eastern European economies, concerns remained over the cost of reconstruction. Meanwhile, the U.S. dollar charged ahead versus other major currencies, while the euro suffered from slowing European growth and the yen faltered as investors pondered the strength of the Japanese recovery.

FACING MARKET CHALLENGES

For the first half of 1999, the MainStay International Equity Fund returned 1.88% for Class A shares and 1.49% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(1) international fund, which returned 7.38% and the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE Index),(2) which returned 3.97% for the same six-month period.

The Fund's underperformance was largely attributable to its underweighted position in Japanese securities and overweighted positions in Europe, particularly in peripheral nations, including Portugal, whose stock market declined 6.70% in local-currency terms, and Ireland, where the stock market gained only 0.90% in local terms. Fortunately, the Fund was also overweighted in Finland, which was Europe's best-performing market, returning 46.40% in local terms.

While many European markets had positive returns in local-currency terms, shifting currency values had a negative impact on U.S.-dollar based investors. As the U.S. dollar's value rose relative to European currencies, the value of gains in local-currency terms was substantially negated. On a relative basis, however, the Fund benefited modestly from an appreciating Canadian dollar.

SHIFTING ASSETS IN A CHANGING ENVIRONMENT

The Fund uses a "country-first" approach, seeking to identify the most promising geographical markets and then to invest in a wide array of companies in each target market. During the first half of 1999, the Fund shifted assets from core European markets, such as Germany and France, to markets in the Far East. Japanese investments, as a percentage of the Fund's total assets, rose through purchases and appreciation from 11% in January to over 20% at the end of June, which had a positive impact on performance as Japanese stocks rose.

-------
(1) See page 9 for additional information about Lipper, Inc.

(2) See page 5 for more information about the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE Index).

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

Period End                                                                   Total Return%
----------                                                                   -------------
 12/94                                                                           -2.30
 12/95                                                                            5.25
 12/96                                                                            9.78
 12/97                                                                            4.52
 12/98                                                                           20.17
 6/99                                                                             1.88

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for period ended 12/31/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

Period End                                                                   Total Return%
----------                                                                   -------------
 12/94                                                                           -2.30
 12/95                                                                            4.27
 12/96                                                                            9.05
 12/97                                                                            3.78
 12/98                                                                           19.34
 6/99                                                                             1.49

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 9/94 through 8/98. See footnote * on page 9 for more information on performance.

ADVANCING SECTORS AND COMPANIES

The Fund also seeks to identify promising lines of business and select companies that are in a position to take advantage of factors which make industries more competitive. Telecommunication companies have advanced on strong consumer demand, and the Fund benefited from its positions in Nokia Oyj and NTT Mobile Communications Network, Inc. Nokia, the number-one supplier of mobile phones worldwide, rose 63.03% in local terms over the first half of the year. NTT, which added over 400,000 new subscriptions in June, or over half of the industry total, rose 76.34% over the same period.

Auto manufacturers have also advanced. During the reporting period, the Fund was invested in DaimlerChrysler in Europe and Honda Motor and Toyota Motor in Japan--all of which made positive contributions to the Fund's performance. Toyota rose 24.76% in local terms for the six months ended June 30, 1999, and received the Global 500 Award and recognition from the United Nations for its environmental initiative.

Irish cement manufacturer CRH PLC rose 16.78% in local terms for the reporting period as its international operations capitalized on European infrastructure improvements. BP Amoco PLC (+26.69% in local terms) benefited from rising oil prices and increasing demand in Asia. Sony Corp. (+58.57% in local terms) advanced on anticipation of its next-generation game console and announcement of restructuring measures to cut costs and enhance profitability.

While the Fund had many successes, it also owned a number of companies in industries that underperformed during the first six months of 1999. The Fund's largest holding, Allied Irish Banks PLC, declined 16.53% in local-currency terms for the six months ended June 30, 1999. While the company has broad international reach and is domiciled in the fastest-growing European economy, the stock underperformed on inflation concerns that accompanied the global economic recovery.

LOOKING AHEAD

We remain optimistic for the international economy and believe we may see continued moderate inflation, low interest rates, increasing cross-border consolidation in Europe, and recoveries in some Asian countries. The Fund is still overweighted in Europe, particularly in the peripheral countries, such as Portugal and Ireland, but we believe Japan has strong potential and anticipate making additional investments there. Our strategy will be to seek to purchase new securities for the Fund or add to its existing positions when prices dip and to seek cyclical companies poised to benefit if the turnaround in the Japanese economy can be sustained. As of June 30, 1999, we believed that the Fund was appropriately positioned with respect to foreign currencies, particularly the euro.

Whatever happens, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

Maureen McFarland
Joseph Portera
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                               1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A                    5.04%                       7.97%
    Class B                    4.29%                       7.20%
    Class C                    4.29%                       7.20%

   FUND SEC RETURNS*

                               1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A                    -0.73%                      6.70%
    Class B                    -0.71%                      6.88%
    Class C                     3.29%                      7.20%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                               1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A             290 out of 570 funds       157 out of 232 funds
    Class B             319 out of 570 funds       135 out of 204 funds
    Class C                     n/a                         n/a
    Average Lipper
    international fund         4.83%                       8.24%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $12.44      $0.0000      $0.0000
    Class B     $12.26      $0.0000      $0.0000
    Class C     $12.26      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/99.

MainStay International Equity Fund

                                   Shares           Value
                                -----------------------------
COMMON STOCKS (94.2%)+

AUSTRALIA (3.9%)
Australia & New Zealand Banking
 Group, Ltd. (banking).........     69,033       $    507,620
Broken Hill Proprietary Co.,
 Ltd. (energy sources).........     23,120            267,814
Cable & Wireless Optus, Ltd.
 (telecommunications)..........    462,092          1,052,189
Commonwealth Bank of Australia
 (banking).....................     29,700            472,801
Telstra Corp., Ltd.
 (telecommunications)..........    182,100          1,043,480
WMC, Ltd.
 (metals-nonferrous)...........    153,482            659,339
                                                 ------------
                                                    4,003,243
                                                 ------------
BELGIUM (2.2%)
Delhaize-Le Lion, S.A.
 (merchandising)...............      3,440            292,853
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................      1,780            574,563
Fortis AG (insurance)..........     22,320            700,898
Solvay, S.A. Class A
 (chemicals)...................      4,770            316,549
Tractebel, S.A.
 (utilities-electrical &
 gas)..........................      2,890            405,332
                                                 ------------
                                                    2,290,195
                                                 ------------
FINLAND (4.6%)
Merita PLC (banking)...........     51,490            292,582
Nokia Oyj Class A (electrical &
 electronics)..................     31,730          2,781,395
Outokumpu Oyj
 (metals-nonferrous)...........     33,440            375,895
Pohjola Group Insurance Corp.
 Class B (insurance)...........     14,000            718,282
Sampo Insurance Co., Ltd. Class
 A (insurance).................      5,310            153,877
UPM-Kymmene Oyj (forest
 products & paper).............     14,220            407,679
                                                 ------------
                                                    4,729,710
                                                 ------------
FRANCE (8.1%)
Air Liquide, S.A.
 (chemicals)...................      2,202            346,307
AXA, S.A. (insurance)..........      4,408            537,774
Carrefour, S.A.
 (merchandising)...............      6,390            939,051
Elf Aquitaine, S.A. (energy
 sources)......................      4,873            715,113
Eridania Beghin-Say, S.A. (food
 & household products).........      1,290            184,918
France Telecom, S.A.
 (telecommunications)..........     10,070            760,695
Groupe Danone, S.A. (food &
 household products)...........      2,093            539,614

----------
+ Percentages indicated are based on Fund net assets.

                                   Shares           Value
                                -----------------------------
FRANCE (CONTINUED)
Lafarge, S.A. (building
 materials & components).......      2,770       $    263,381
L'Oreal, S.A. (health &
 personal care)................      1,527          1,032,251
Pernod-Ricard, S.A. (beverages
 & tobacco)....................      3,500            234,615
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............      1,560            267,702
Schneider, S.A. (electrical &
 electronics)..................      3,977            223,320
Societe Generale, S.A. Class A
 (banking).....................      1,420            250,267
Thomson CSF, S.A. (aerospace &
 military technology)..........      7,061            245,397
Total Fina, S.A. Class B
 (energy sources) (a)..........      6,714            866,188
Total Fina, S.A. Strip (energy
 sources) (a)..................      3,780                 39
Vivendi, S.A. (business &
 public services)..............     12,435          1,007,316
                                                 ------------
                                                    8,413,948
                                                 ------------
GERMANY (9.5%)
Allianz AG Registered
 (insurance)...................      2,450            679,660
Bayer AG (chemicals)...........     21,550            897,847
DaimlerChrysler AG
 (automobiles).................     16,604          1,438,354
Deutsche Bank AG (banking).....      7,400            451,399
Deutsche Telekom AG
 (telecommunications)..........     27,840          1,168,523
Dresdner Bank AG (banking).....     11,700            457,297
Karstadt AG (merchandising)....        950            456,545
Mannesmann AG
 (telecommunications)..........      4,071            607,496
Metro AG (merchandising).......      6,850            425,266
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)...................        940            174,007
RWE AG (utilities-electrical &
 gas)..........................     11,655            539,555
SAP AG (business & public
 services).....................      1,520            514,151
Schering AG (health & personal
 care).........................      9,880          1,047,427
Veba AG (utilities-electrical &
 gas)..........................      9,900            581,947
Viag AG (utilities-electrical &
 gas)..........................        750            354,242
                                                 ------------
                                                    9,793,716
                                                 ------------
HONG KONG (0.5%)
Hutchison Whampoa, Ltd. (multi-
 industry).....................     52,000            470,831
                                                 ------------

IRELAND (4.4%)
Allied Irish Banks PLC
 (banking).....................     86,317          1,134,959
CRH PLC (building materials &
 components)...................     79,352          1,407,538

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                   Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

IRELAND (CONTINUED)
Elan Corp. PLC (health &
 personal care) (a)............     29,900       $    858,756
Irish Life & Permanent PLC
 (insurance)...................     21,175            223,831
Kerry Group PLC Class A (food &
 household products)...........     28,369            336,446
Smurfit (Jefferson) Group PLC
 (forest products & paper).....    243,674            571,695
                                                 ------------
                                                    4,533,225
                                                 ------------
ITALY (4.1%)
Assicurazioni Generali S.p.A.
 (insurance)...................     16,515            572,258
Banca Commerciale Italiana
 S.p.A. (banking)..............     55,600            405,959
Benetton Group S.p.A. (textile
 & apparel)....................     98,800            194,609
ENI S.p.A. (energy sources)....    157,970            943,250
Italgas S.p.A.
 (utilities-electrical &
 gas)..........................     19,000             79,748
Parmalat Finanziaria S.p.A.
 (food & household products)...     40,000             52,389
Pirelli S.p.A. (industrial
 components)...................     25,000             68,064
Riunione Adriatica di Sicurta
 S.p.A. (insurance)............      5,325             51,730
Telecom Italia S.p.A.
 (telecommunications) (a)......     79,430            825,693
Telecom Italia Mobile S.p.A.
 (telecommunications)..........    111,800            667,566
Unicredito Italiano S.p.A.
 (banking).....................     81,000            355,851
                                                 ------------
                                                    4,217,117
                                                 ------------
JAPAN (20.4%)
Ajinomoto Co., Inc. (food &
 household products) (c).......     25,000            285,039
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c).................     63,000            896,832
Bridgestone Corp. (industrial
 components) (c)...............     10,000            302,389
Fujitsu, Ltd. (data processing
 & reproduction)...............     28,000            563,303
Hitachi, Ltd. (electrical &
 electronics) (c)..............     48,000            450,114
Honda Motor Co., Ltd.
 (automobiles) (c).............     19,000            805,297
Industrial Bank of Japan, Ltd.
 (The) (banking) (c)...........     93,000            737,631
Ito-Yokado Co., Ltd.
 (merchandising)...............      8,000            535,378
Kirin Brewery Co., Ltd.
 (beverages & tobacco) (c).....     35,000            419,297
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables) (c).......     15,000            291,236

                                   Shares           Value
                                -----------------------------
JAPAN (CONTINUED)
Mitsubishi Electric Corp.
 (electrical & electronics)
 (c)...........................     56,000       $    215,142
Mitsubishi Estate Co., Ltd.
 (real estate) (c).............      5,000             48,787
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (c)...........................     65,000            263,682
Mitsui Fudosan Co., Ltd. (real
 estate).......................      7,000             56,677
NEC Corp. (electrical &
 electronics)..................     27,000            335,726
Nintendo Co., Ltd. (recreation
 & other consumer goods).......      3,000            421,610
Nippon Express Co., Ltd.
 (transportation-road &
 rail).........................      9,000             53,910
Nippon Mitsubishi Oil Co.
 (energy sources)..............     12,000             50,563
Nippon Steel Corp.
 (metals-steel)................    107,000            248,414
Nippon Telegraph & Telephone
 Corp. (telecommunications)....         70            815,459
Nomura Securities Co., Ltd.
 (financial services)..........     24,000            280,974
NTT Data Corp. (business &
 public services)..............        130          1,033,246
NTT Mobile Communications
 Network, Inc.
 (telecommunications) (a)......         30            406,490
NTT Mobile Communications
 Network, Inc. New
 (telecommunications) (a)......        120          1,625,960
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................     21,000            310,395
Rohm Co., Ltd. (electronic
 components & instruments).....      3,000            469,695
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).....................     19,000             77,233
Sharp Corp. (appliances &
 household durables)...........     14,000            165,405
Softbank Corp. First Section
 (business & public
 services).....................      1,600            324,003
Sony Corp. (appliances &
 household durables)...........     13,300          1,433,994
Sumitomo Bank, Ltd.
 (banking).....................     40,000            496,050
Sumitomo Electric Industries
 (industrial components).......     20,000            227,370
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)...................     36,000            280,181
Sumitomo Marine & Fire
 Insurance Co. (insurance).....    151,000            910,720
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     14,000            648,898
TDK Corp. (electronic
 components & instruments).....      3,000            274,381
Tokio Marine & Fire Insurance
 Co. (insurance)...............     89,000            966,943
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................      8,000            168,875
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)..................      7,000            445,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                   Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Toshiba Corp. (electrical &
 electronics)..................     82,000       $    584,669
Tostem Corp. (building
 materials & components).......     13,000            249,719
Toyota Motor Corp.
 (automobiles).................     41,000          1,297,382
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     17,000            650,302
                                                 ------------
                                                   21,125,271
                                                 ------------
NETHERLANDS (3.6%)
ABN AMRO Holding N.V.
 (banking).....................     25,000            541,419
Akzo Nobel N.V. (chemicals)....      7,200            302,947
Elsevier N.V. (broadcasting &
 publishing)...................      6,200             71,931
Heineken N.V. (beverages &
 tobacco)......................      7,100            363,539
ING Groep N.V. (financial
 services).....................     13,707            742,122
Koninklijke KPN N.V.
 (telecommunications)..........      6,965            326,818
Royal Dutch Petroleum Co.
 (energy sources)..............     16,738            980,450
TNT Post Group N.V. (business &
 public services)..............      6,665            159,120
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)...      4,812            191,552
                                                 ------------
                                                    3,679,898
                                                 ------------
NEW ZEALAND (0.9%)
Contact Energy Ltd. (utilities-
 electrical & gas) (a).........    127,856            207,325
Fletcher Challenge Building
 (building materials &
 components)...................    158,928            231,603
Telecom Corp. of New Zealand
 Ltd. (telecommunications).....    121,288            520,611
                                                 ------------
                                                      959,539
                                                 ------------
PORTUGAL (2.0%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........     24,886            644,943
Banco Espirito Santo e
 Comercial de Lisboa, S.A.
 Registered (banking)..........     28,452            661,950
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................     16,800            302,501
Jeronimo Martins SGPS, S.A.
 (merchandising)...............      2,900             95,792
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........      8,300            337,675
Portugal Telecom, S.A. Rights
 (telecommunications) (a)......      8,300                 86
                                                 ------------
                                                    2,042,947
                                                 ------------

                                   Shares           Value
                                -----------------------------
SPAIN (3.7%)
Acerinox, S.A.
 (metals-steel)................      2,030       $     59,350
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)..............      8,340             97,619
Autopistas Concesionaria
 Espanola, S.A. Bonus Rights
 (business & public
 services).....................      8,340              4,817
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..........     39,870            576,047
Banco Santander Central
 Hispano, S.A. (banking).......     67,912            707,362
Endesa, S.A.
 (utilities-electrical &
 gas)..........................     20,480            436,771
Fomento de Construcciones y
 Contratas, S.A. (construction
 & housing)....................      1,710             97,873
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)..........................      2,930            213,025
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................     23,390            356,274
Repsol, S.A. (energy
 sources)......................     21,180            432,479
Telefonica, S.A.
 (telecommunications) (a)......     18,350            883,933
                                                 ------------
                                                    3,865,550
                                                 ------------
SWEDEN (1.4%)
AstraZeneca Group PLC (health &
 personal care)................     16,295            634,417
ForeningsSparbanken AB
 (banking).....................     14,250            201,135
Hennes & Mauritz AB Series B
 (merchandising)...............      8,400            207,487
Skandia Forsakrings AB
 (insurance)...................     10,600            198,242
Svenska Handelsbanken Series A
 (banking).....................     16,500            197,959
                                                 ------------
                                                    1,439,240
                                                 ------------
SWITZERLAND (6.1%)
Credit Suisse Group Registered
 (banking).....................      4,500            778,663
Nestle S.A. Registered (food &
 household products)...........        850          1,531,498
Novartis AG Registered (health
 & personal care)..............        514            750,539
Roche Holdings AG Genusscheine
 (health & personal care)......        100          1,027,925
Schweizerische
 Rueckversicherungs
 Gesellschaft Registered
 (insurance)...................        320            609,293
UBS AG Registered (banking)....      3,615          1,078,974
Zurich Allied AG Registered
 (insurance)...................      1,000            568,639
                                                 ------------
                                                    6,345,531
                                                 ------------
UNITED KINGDOM (18.5%)
Abbey National PLC (banking)...     25,080            470,845
Allied Zurich PLC
 (insurance)...................     16,206            203,725
Barclays PLC (banking).........     24,527            713,699


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Shares           Value
                                -----------------------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Bass PLC (leisure & tourism)...     72,671       $  1,054,445
BG PLC (utilities-electrical &
 gas)..........................     95,030            580,459
Boots Co. PLC
 (merchandising)...............     27,343            324,764
BP Amoco PLC (energy
 sources)......................     76,987          1,379,802
British Airways PLC
 (transportation-airlines).....     66,702            460,261
British American Tobacco PLC
 (beverages & tobacco).........     16,206            152,379
British Telecommunications PLC
 (telecommunications)..........     98,700          1,653,824
Cable & Wireless PLC
 (telecommunications)..........     80,967          1,031,875
CGU PLC (insurance)............     32,766            473,363
Diageo PLC (beverages &
 tobacco)......................     51,978            542,806
EMI Group PLC (recreation &
 other consumer goods).........     81,100            650,695
General Electric Co. PLC
 (electrical & electronics)....     75,486            769,856
Granada Group PLC (leisure &
 tourism)......................     13,560            251,579
Great Universal Stores PLC
 (The) (merchandising).........     33,110            366,905
Imperial Chemical Industries
 PLC (chemicals)...............     67,680            668,909
Kingfisher PLC
 (merchandising)...............     30,154            346,982
Lloyds TSB Group PLC
 (banking).....................     73,116            991,174
Marks & Spencer PLC
 (merchandising)...............     50,396            291,542
National Power PLC (utilities-
 electrical & gas).............     30,620            222,990
National Westminster Bank PLC
 (banking).....................     27,890            591,302
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)     8,611            129,288
Prudential Corp. PLC
 (insurance)...................     34,700            510,876
Reed International PLC
 (broadcasting & publishing)...     32,360            215,896
Rio Tinto PLC Registered
 (metals-nonferrous)...........     26,460            443,574
Royal Bank of Scotland Group
 PLC (banking).................     33,660            685,513
Sainsbury (J.) PLC
 (merchandising)...............     34,475            217,372
Scottish Power PLC (utilities-
 electrical & gas).............     23,010            198,763
SmithKline Beecham PLC (health
 & personal care)..............     95,610          1,242,604
Unilever PLC (food & household
 products).....................     64,732            575,999
Vodafone Group PLC
 (telecommunications)..........     35,223            694,025
                                                 ------------
                                                   19,108,091
                                                 ------------

                                   Shares           Value
                                -----------------------------
UNITED STATES (0.3%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..........     28,000       $    309,750
                                                 ------------
Total Common Stocks
 (Cost $81,124,913)............                    97,327,802
                                                 ------------

                                  Notional
                                   Amount
                                 ----------
OPTIONS (0.0%) (b)

UNITED STATES (0.0%) (b)
U.S. Dollar Call/Euro Put
 Strike price E1.024
 Expire 8/31/99 (a)(f).........  4,900,000             54,689
                                                 ------------
Total Options
 (Cost $53,655)................                        54,689
                                                 ------------
                                 Principal
                                   Amount
                                 ----------
SHORT-TERM INVESTMENT (3.7%)
COMMERCIAL PAPER (3.7%)

UNITED STATES (3.7%)
Ford Motor Credit Corp.
 5.65%, due 7/1/99
 (financial services)..........  $3,800,000         3,800,000
                                                 ------------
Total Short-Term Investment
 (Cost $3,800,000).............                     3,800,000
                                                 ------------
Total Investments
 (Cost $84,978,568) (d)........        97.9%      101,182,491(e)
Cash and Other Assets,
 Less Liabilities..............         2.1         2,125,513
                                 ----------      ------------
Net Assets.....................       100.0%     $103,308,004
                                 ==========      ============

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) Segregated or partially segregated as collateral for foreign currency forward contracts.
 (d) The cost for Federal income tax purposes is $86,010,610.
 (e) At June 30, 1999 net unrealized appreciation for securities was $15,171,881, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,488,588 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,316,707.
 (f) E - Euro

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


The table below sets forth the diversification of International Equity Fund investments by industry.

                                      Value       Percent+
                                   -----------------------
INDUSTRY DIVERSIFICATION

Aerospace & Military
 Technology......................  $    245,397      0.2%
Appliances & Household
 Durables........................     1,967,868      1.9
Automobiles......................     3,541,033      3.4
Banking..........................    15,300,233     14.8
Beverages & Tobacco..............     1,712,635      1.7
Broadcasting & Publishing........       479,379      0.5
Building Materials &
 Components......................     2,432,421      2.4
Business & Public Services.......     3,140,271      3.0
Chemicals........................     2,532,558      2.4
Construction & Housing...........        97,873      0.1
Data Processing & Reproduction...       563,303      0.5
Electrical & Electronics.........     5,360,222      5.2
Electronic Components &
 Instruments.....................     1,500,371      1.5
Energy Sources...................     5,635,699      5.5
Financial Services...............     4,823,096      4.7
Food & Household Products........     3,505,903      3.4
Forest Products & Paper..........       979,373      0.9
Health & Personal Care...........     7,893,119      7.6
Industrial Components............       597,823      0.6
Insurance........................     8,254,120      8.0
Leisure & Tourism................     1,306,024      1.3
Machinery & Engineering..........       263,681      0.2
Merchandising....................     4,767,638      4.6
Metals-Nonferrous................     1,478,808      1.4
Metals-Steel.....................       307,764      0.3
Multi-Industry...................       470,832      0.5
Real Estate......................       105,464      0.1
Recreation & Other Consumer
 Goods...........................     1,072,305      1.0
Telecommunications...............    14,732,148     14.3
Textile & Apparel................       194,609      0.2
Transportation-Airlines..........       460,261      0.4
Transportation-Road & Rail.......        53,910      0.1
Transportation-Shipping..........       129,288      0.1
Utilities-Electrical & Gas.......     5,222,373      5.1
                                   ------------    -----
                                    101,127,802     97.9
Cash and Other Assets,
 Less Liabilities................     2,180,202      2.1
                                   ------------    -----
Net Assets.......................  $103,308,004    100.0%
                                   ============    =====

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $84,978,568)..............................................       $101,182,491
Cash denominated in foreign currencies (identified cost
  $1,737,065)...............................................          1,734,305
Cash........................................................            578,215
Receivables:
  Investment securities sold................................          3,326,159
  Fund shares sold..........................................            403,706
  Dividends and interest....................................            377,233
Unrealized appreciation on foreign currency forward
  contracts.................................................            592,987
Unamortized organization expense............................              1,619
                                                                   ------------
  Total assets..............................................        108,196,715
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          4,062,020
  MainStay Management.......................................             86,445
  Fund shares redeemed......................................             79,147
  NYLIFE Distributors.......................................             68,224
  Transfer agent............................................             30,880
  Custodian.................................................             10,241
  Trustees..................................................                823
Accrued expenses............................................             96,015
Unrealized depreciation on foreign currency forward
  contracts.................................................            454,916
                                                                   ------------
  Total liabilities.........................................          4,888,711
                                                                   ------------
Net assets..................................................       $103,308,004
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     20,729
  Class B...................................................             62,662
  Class C...................................................                542
Additional paid-in capital..................................         85,890,207
Accumulated distribution in excess of net investment
  income....................................................           (709,919)
Accumulated net realized gain on investments................          1,651,665
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................             77,739
Net unrealized appreciation on investments..................         16,203,923
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            110,456
                                                                   ------------
Net assets..................................................       $103,308,004
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 25,791,826
                                                                   ============
Shares of beneficial interest outstanding...................          2,072,912
                                                                   ============
Net asset value per share outstanding.......................       $      12.44
Maximum sales charge (5.50% of offering price)..............               0.72
                                                                   ------------
Maximum offering price per share outstanding................       $      13.16
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 76,851,430
                                                                   ============
Shares of beneficial interest outstanding...................          6,266,238
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.26
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    664,748
                                                                   ============
Shares of beneficial interest outstanding...................             54,214
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.26
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,261,404
  Interest..................................................       34,766
                                                              -----------
    Total income............................................    1,296,170
                                                              -----------
Expenses:
  Management................................................      497,997
  Distribution--Class B.....................................      283,741
  Distribution--Class C.....................................          546
  Transfer agent............................................      206,131
  Service--Class A..........................................       29,785
  Service--Class B..........................................       94,528
  Service--Class C..........................................          186
  Shareholder communication.................................       37,036
  Custodian.................................................       24,394
  Professional..............................................       20,897
  Recordkeeping.............................................       18,353
  Registration..............................................       14,122
  Amortization of organization expense......................        3,973
  Trustees..................................................        1,491
  Miscellaneous.............................................       17,269
                                                              -----------
    Total expenses..........................................    1,250,449
                                                              -----------
Net investment income.......................................       45,721
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    3,739,023
  Option transactions.......................................      (35,647)
  Foreign currency transactions.............................       77,739
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    3,781,115
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (2,402,652)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      328,785
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (2,073,867)
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    1,707,248
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,752,969
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $175,401.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 1999*           1998
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $     45,721   $   (451,140)
  Net realized gain on investments..........................     3,739,023      1,935,682
  Net realized loss on option transactions..................       (35,647)       (92,842)
  Net realized gain on foreign currency transactions........        77,739         29,488
  Net change in unrealized appreciation on investments......    (2,402,652)    14,778,315
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       328,785       (460,882)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     1,752,969     15,738,621
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................            --       (372,585)
    Class B.................................................            --       (713,493)
    Class C.................................................            --           (101)
                                                              ------------   ------------
      Total distributions to shareholders...................            --     (1,086,179)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    18,310,226     42,133,228
    Class B.................................................    12,151,630     26,219,637
    Class C.................................................     2,136,143          9,724
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --        238,909
    Class B.................................................            --        674,371
    Class C.................................................            --             58
                                                              ------------   ------------
                                                                32,597,999     69,275,927
  Cost of shares redeemed:
    Class A.................................................   (17,197,867)   (39,188,478)
    Class B.................................................   (11,991,127)   (25,790,198)
    Class C.................................................    (1,496,298)            --
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     1,912,707      4,297,251
                                                              ------------   ------------
      Net increase in net assets............................     3,665,676     18,949,693
NET ASSETS:
Beginning of period.........................................    99,642,328     80,692,635
                                                              ------------   ------------
End of period...............................................  $103,308,004   $ 99,642,328
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (709,919)  $   (755,640)
                                                              ============   ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                               --------------------------------------------------------------
                                                               Six months
                                                                 ended                    Year ended December 31,
                                                                June 30,       ----------------------------------------------
                                                                 1999+          1998         1997         1996         1995
                                                               ----------      -------      -------      -------      -------
Net asset value at beginning of period...................       $ 12.21        $ 10.33      $ 10.48      $ 10.05      $  9.77
                                                                -------        -------      -------      -------      -------
Net investment income (loss).............................          0.04           0.01         0.80         0.29         0.27
Net realized and unrealized gain (loss) on investments...          0.14           2.13         0.03         0.07         0.10
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................          0.05          (0.06)       (0.36)        0.62         0.14
                                                                -------        -------      -------      -------      -------
Total from investment operations.........................          0.23           2.08         0.47         0.98         0.51
                                                                -------        -------      -------      -------      -------
Less distributions:
  From net realized gain on investments and foreign
    currency transactions................................            --          (0.20)       (0.62)       (0.52)       (0.15)
  In excess of net realized gain on investments..........            --             --           --        (0.03)       (0.08)
                                                                -------        -------      -------      -------      -------
Total distributions......................................            --          (0.20)       (0.62)       (0.55)       (0.23)
                                                                -------        -------      -------      -------      -------
Net asset value at end of period.........................       $ 12.44        $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                                                =======        =======      =======      =======      =======
Total investment return (a)..............................          1.88%         20.17%        4.52%        9.78%        5.25%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).........................          0.66%++        0.08%        0.19%        (0.1%)       (0.2%)
    Expenses.............................................          1.94%++        2.01%        2.01%         2.0%         2.2%
Portfolio turnover rate..................................            24%            54%          43%          19%          25%
Net assets at end of period (in 000's)...................       $25,792        $24,115      $17,452      $17,475      $12,856

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         Class B                                                       Class C
    ----------------------------------------------------------------------------------      ------------------------------
    Six months                                                          September 13,*      Six months      September 1**
      ended                    Year ended December 31,                     through            ended            through
     June 30,       ----------------------------------------------       December 31,        June 30,        December 31,
      1999+          1998         1997         1996         1995             1994             1999+              1998
    ----------      -------      -------      -------      -------      --------------      ----------      --------------
     $ 12.08        $ 10.22      $ 10.38      $  9.97      $  9.77         $ 10.00            $12.08            $10.60
     -------        -------      -------      -------      -------         -------            ------            ------
        0.00          (0.08)        0.72         0.24         0.26           (0.04)             0.00             (0.09)
        0.14           2.10         0.03         0.07         0.07           (0.16)             0.14              1.72
        0.04          (0.05)       (0.37)        0.59         0.09           (0.03)             0.04             (0.04)
     -------        -------      -------      -------      -------         -------            ------            ------
        0.18           1.97         0.38         0.90         0.42           (0.23)             0.18              1.59
     -------        -------      -------      -------      -------         -------            ------            ------
          --          (0.11)       (0.54)       (0.46)       (0.15)             --                --             (0.11)
          --             --           --        (0.03)       (0.07)             --                --                --
     -------        -------      -------      -------      -------         -------            ------            ------
          --          (0.11)       (0.54)       (0.49)       (0.22)             --                --             (0.11)
     -------        -------      -------      -------      -------         -------            ------            ------
     $ 12.26        $ 12.08      $ 10.22      $ 10.38      $  9.97         $  9.77            $12.26            $12.08
     =======        =======      =======      =======      =======         =======            ======            ======
        1.49%         19.34%        3.78%        9.05%        4.27%          (2.30%)            1.49%            15.07%
       (0.09%)++      (0.67%)      (0.49%)       (0.8%)       (1.0%)          (1.6%)++         (0.09%)++         (0.67%)++
        2.69% ++       2.76%        2.69%         2.7%         3.0%            3.9% ++          2.69% ++          2.76% ++
          24%            54%          43%          19%          25%              9%               24%               54%
     $76,851        $75,516      $63,241      $52,709      $25,341         $20,549            $  665            $   11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no

Notes to Financial Statements unaudited


sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund


Foreign currency forward contracts open at June 30, 1999:

                                                             Contract      Contract       Unrealized
                                                              Amount        Amount      Appreciation/
                                                               Sold        Purchased    (Depreciation)
                                                            -----------   -----------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 8/18/99.......  A$3,681,000   $ 2,336,924     $(100,826)
Canadian Dollar vs. U.S. Dollar, expiring 8/26/99.........  C$9,160,000   $ 6,282,794        89,041
Euro vs. Swedish Krona, expiring 8/30/99..................  E   925,752   SK8,318,000        22,894
Euro vs. U.S. Dollar, expiring 8/31/99....................  E 7,510,000   $ 8,148,350       367,179
New Zealand Dollar vs. U.S. Dollar, expiring 8/16/99......  N$2,365,000   $ 1,281,889        27,540
Pound Sterling vs Euro, expiring 8/11/99..................  L 3,058,290   E 4,700,000        40,426

                                                             Contract      Contract
                                                              Amount        Amount
                                                             Purchased       Sold
                                                            -----------   -----------
Foreign Currency Buy Contracts
------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 8/26/99.........  C$9,121,000   $ 6,121,477        45,907
Euro vs. U.S. Dollar, expiring 8/31/99....................  E 6,240,000   $ 6,678,672      (213,358)
Pound Sterling vs. U.S. Dollar, expiring 8/26/99..........  L 2,200,100   $ 3,610,100      (140,732)
                                                                                          ---------
Net unrealized appreciation on foreign currency forward
  contracts...............................................                                $ 138,071
                                                                                          =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net

MainStay International Equity Fund


assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at June 30, 1999:

             Currency                                     Cost                      Value
----------------------------------                     ----------                 ----------
Australian Dollar   A$     737,354                     $  485,104                 $  488,055
Canadian Dollar     C$          28                             19                         19
Euro                E      620,528                        640,338                    639,949
Hong Kong Dollar    HK         294                             38                         38
Japanese Yen        Y      930,962                          7,681                      7,692
New Zealand Dollar  N$     809,685                        431,419                    429,052
Pound Sterling      L       65,417                        104,666                    103,117
Swedish Krona       SK     109,174                         13,098                     12,841
Swiss Franc         CF      83,236                         54,702                     53,542
                                                       ----------                 ----------
                                                       $1,737,065                 $1,734,305
                                                       ==========                 ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $497,997.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.60% the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $7,777 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $51,528 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $206,131.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $7,776,117, which represents 30.1% of the Class A net assets at period end.

MainStay International Equity Fund


OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,505 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $18,353 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, capital loss carryforwards of $795,870 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2005 and 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $1,154,256 of qualifying realized capital gains and foreign exchange gains that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $23,763 and $22,994, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  Six months ended                 Period ended
                                                   June 30, 1999+               December 31, 1998
                                             ---------------------------   ----------------------------
                                             Class A   Class B   Class C   Class A   Class B   Class C*
                                             -------   -------   -------   -------   -------   --------
Shares sold................................   1,488     1,003      176      3,750     2,295       1
Shares issued in reinvestment of
  dividends................................      --        --       --         20        57      --
                                             ------     -----     ----     ------    ------     ---
                                              1,488     1,003      176      3,770     2,352       1
Shares redeemed............................  (1,390)     (988)    (123)    (3,484)   (2,286)     --
                                             ------     -----     ----     ------    ------     ---
Net increase...............................      98        15       53        286        66       1
                                             ======     =====     ====     ======    ======     ===

-------

 +   Unaudited.
 *   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     INTERNATIONAL EQUITY FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA11-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              Results of Proxy Vote                       3
                                                              $10,000 Invested in the MainStay MAP
                                                              Equity Fund versus S&P 500, Lipper
                                                              Growth & Income Fund Index, and
                                                              Inflation--Class I Shares                   4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       13
                                                              Notes to Financial Statements              18
                                                              The MainStay Funds                         23

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 1999

Results of Proxy Vote

A Special Meeting of Shareholders of the MAP-Equity Fund was held on June 3, 1999, to approve an Agreement and Plan of Reorganization (the "Plan") between MAP-Equity Fund and The MainStay Funds, on behalf of MainStay MAP Equity Fund. The Plan provided for the acquisition of all the assets of MAP- Equity Fund by MainStay MAP Equity Fund in exchange for Class I shares of beneficial interest of MainStay MAP Equity Fund and the assumption by MainStay MAP Equity Fund of all the liabilities of MAP-Equity Fund, and for the pro rata distribution of such MainStay MAP Equity Fund Class I shares to shareholders of MAP-Equity Fund and the subsequent liquidation and dissolution of MAP-Equity Fund.

MAP-Equity Fund shareholders voted as follows: 1,402,014 in favor; 10,979 against; and 20,828 abstained, resulting in approval of the proposal.

$10,000 Invested in the MainStay MAP Equity
Fund versus S&P 500, Lipper Growth & Income Fund Index, and Inflation

CLASS I SHARES SEC Returns: 1 Year 13.22%, 5 Year 23.10%, 10 Year 15.72%

[CLASS I SHARES GRAPH]

                   MAINSTAY MAP EQUITY                           LIPPER GROWTH &
PERIOD END                 FUND               S&P 500*          INCOME FUND INDEX+          INFLATION++
----------         -------------------        --------          ------------------        ----------------
6/89                $     9525.00        $    10000.00          $    10000.00              $    10000.00
6/90                     10232.00             11648.00               10911.00                   10467.00
6/91                     10839.00             12510.00               11553.00                   10959.00
6/92                     12541.00             14187.00               13103.00                   11298.00
6/93                     14118.00             16122.00               15246.00                   11637.00
6/94                     14510.00             16348.00               15843.00                   11926.00
6/95                     17085.00             20611.00               18928.00                   12289.00
6/96                     21694.00             25972.00               23069.00                   12627.00
6/97                     29316.00             34985.00               29756.00                   12917.00
6/98                     36236.00             45531.00               36341.00                   13134.00
6/99                     43071.00             55898.00               41270.00                   13277.00

-------
  On 6/9/99, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund Class I shares.

  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which, performance may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance figures for the MainStay MAP Equity Fund Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from 6/30/89 through 6/8/99. Prior to reorganization, shares of the MAP-Equity Fund were subject to a maximum 4.75% sales charge, however, Class I shares are sold with no initial sales charge and no annual 12b-1 fee. Performance for Class A, Class B, and Class C shares will vary based on differences in their load and expense structures. The graph assumes an initial investment of $10,000 made on 6/30/89 in Class I shares of the MainStay MAP Equity Fund. The growth chart reflects the effect of the 4.75% sales charge, applicable prior to the Fund's reorganization, thereby reducing the amount of the investment to $9,525. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all capital gain and dividend distributions. An investment cannot be made directly into an index.

+ The Lipper Growth & Income Fund Index is an unmanaged equally weighted performance index of the 30 largest qualifying funds in the growth and income fund universe, based on year-end assets. Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total return with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

A multitude of positive indicators combined to propel U.S. stocks higher during the six months ended June 30, 1999, extending the remarkable bull market of the past several years. Domestically, economic growth continued to surge, while news on the inflation front remained low key. Prices for oil, natural gas, lumber, and copper recovered during the reporting period, while agricultural commodity prices generally declined. Investors welcomed enhanced stability in global economies.

There were, however, changes among U.S. equity sectors. In many respects, the first quarter of 1999 was a continuation of recent history, with the majority of the equity market's performance concentrated in a handful of large-capitalization growth-oriented stocks. During the second quarter of the year, the tide changed rather dramatically. The S&P 500 continued to fare well, but long out-of-favor value stocks came back strong in a dramatic reversal of fortune, as many companies reported corporate earnings in line with or exceeding analysts' expectations. Large-cap value stocks outperformed large-cap growth stocks for the first time in nearly a year and a half. During the second quarter of the year, smaller-capitalization U.S. stocks outperformed their larger-cap counterparts for the first time in seven quarters, and within the small-capitalization sector, value outperformed growth.

Along with positive earnings surprises, stronger performance among value equities can be attributed to energy-related stocks, which rebounded sharply with higher oil prices. In addition, a rotation into cyclicals (stocks that are particularly sensitive to economic changes) led to healthier returns in sectors that had long been out-of-favor. One reason why small-cap stocks were able to outperform was that many were rising from all-time low valuations relative to larger-cap issues.

FUND PERFORMANCE

For the six months ended June 30, 1999, the MainStay MAP Equity Fund returned 8.59% for Class I shares,(1) and underperformed the average Lipper(2) growth and income fund, which returned 10.93% for the six-month reporting period. For the period from June 9, 1999--commencement of operations--through June 30, 1999, Class A shares returned 4.32% and Class B and Class C shares returned 4.30%, excluding all sales charges.(1)

The primary reason for the Fund's underperformance for the six-month reporting period was its value discipline, which seeks companies with low price to book value or price to cash flow ratios plus a catalyst that may unlock a company's potential, such as management changes, restructurings, and sales of underperforming assets. Certainly, the rotation into cyclicals across the capitalization spectrum and the dramatic comeback of small-cap stocks during the second quarter helped Fund performance. But large-cap growth stocks still outperformed their value counterparts during the first quarter of the year, and small-cap growth stocks still outperformed their value counterparts for the semiannual period. Unlike some value managers who tried to improve returns by stepping into

-------
(1) Performance figures for Class I shares include the historical performance of the MAP-Equity Fund (predecessor to the MainStay MAP Equity Fund Class I shares) from 1/1/99 to 6/8/99. Performance figures for Class A, Class B, and Class C shares reflect actual performance from 6/9/99 through 6/30/99.

(2) See page 9 for additional information about Lipper, Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS I SHARES
[CLASS I SHARES GRAPH]

                                                                            TOTAL RETURN%
                                                                            -------------
 12/89                                                                           28.18
 12/90                                                                           -5.09
 12/91                                                                           27.69
 12/92                                                                           10.53
 12/93                                                                            8.67
 12/94                                                                            2.76
 12/95                                                                           32.50
 12/96                                                                           23.82
 12/97                                                                           27.99
 12/98                                                                           24.23
 6/99                                                                             8.59

Past performance is no guarantee of future results. Class I share returns include the performance of the MAP-Equity Fund for periods from 6/89 through 6/8/99. See footnote(*) on page 8 for more information on performance.

the growth arena, we remained focused on our value-oriented process.

Of course, the major event during the semiannual period was the reorganization of the MAP-Equity Fund into the MainStay MAP Equity Fund on June 9, 1999. The Fund maintained its investment objective and policies, and two of the Fund's long-standing portfolio managers continue to handle day-to-day investment decisions through the Fund's subadvisor, Markston International, LLC. As a result, this reorganization had minimal, if any, impact on the Fund's performance.

DIVERSIFIED VALUE APPROACH

Among the Fund's top performers during the first six months of 1999 were:
- TriQuint Semiconductor, up 195%, as its yields improved and its orders accelerated, largely as a function of strong demand for cellular and PCS portable telephones,

- Catalina Marketing, up 34%, as the company emerged as the leading distributor of secure coupons over the Internet,

- Biogen, appreciating 55% on strong growth in new prescriptions, which supported robust earnings growth,

- CommScope, up 82%, partially as a result of AT&T's merger with TCI, which assured the upgrading of the domestic cable network to interactive telephony capability; the Asian economic recovery also seemed to suggest improvement in the company's international operations,

- Motorola, appreciating 55% both on an ongoing reorganization and on firm demand for communications equipment and semiconductors, and

- American Express, up 27%, on continued growth in the basic charge-card business, improving international economies that helped its worldwide profitability, and continued growth at American Express Financial Advisors.

Perhaps the Fund's worst performers were National Computer Systems, which declined 9% on management's tempering of earnings expectations; Arrow Electronics, which suffered from disappointing earnings; and Avid Technology, which fell on low first-quarter volume, a restatement of research and development (R&D) write-offs from a recent acquisition, and amortization of goodwill.

The Fund made some significant purchases and sales during the semiannual period. We initiated positions for the Fund in PathoGenesis and Protein Design Labs, both pharmaceutical companies whose stock prices had declined, but whose pipeline drugs may improve profitability going forward. We added to the Fund's positions in Louisiana Pacific and Great Lakes Chemical, increasing the Fund's weighting in the outperforming industrial sector, which had a positive impact on performance.

During the first quarter, we eliminated the Fund's positions in Seagate Technology at attractive prices--and in OshKosh B'Gosh, where we became concerned that growth was slowing, even though the Fund had earned positive returns. We decreased the Fund's weighting in the underperforming consumer nondurable sector and the Fund remained underweighted in oil and gas.

LOOKING FORWARD

We believe the U.S. economy is experiencing a tight labor market with inflation beginning to show up in medical costs and some industrial raw materials. We believe the overall market is robustly priced although there are areas of opportunity. Our expectation is for corporate earnings to continue to meet estimates throughout the remainder of 1999, so our strategic outlook going forward is reasonably positive. In our opinion, improvement in corporate earnings could broaden out what has been extremely narrow market performance. On the other hand, the growth in earnings may also cause interest rates to continue their trend upward in the near term, although we do not expect the move to be significant. Thus, we believe the more cyclical or value-oriented segments of the market may continue to outperform. As of June 30, 1999, small-cap stocks remained at unprecedented discounts in valuation to the S&P 500. We believe small-cap stocks should continue to do well as long as the economy continues on its expected growth path.

Given this outlook, we will seek to use the expected volatility of the market to make new stock purchases or add to existing Fund positions, buying securities that we believe represent value and have catalysts that may improve the company's prospects over time. We enjoy flexibility when investing the Fund's assets because the Fund is without capitalization constraints. As a result, the portfolio will likely continue to seek an eclectic selection of securities, diversified by issuer, industry, and company size. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation, with income as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                         LIFE OF FUND
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/99
Class A                n/a          n/a          n/a       4.32%
Class B                n/a          n/a          n/a       4.30%
Class C                n/a          n/a          n/a       4.30%
Class I             18.86%       24.31%       16.29%      12.20%

   FUND SEC RETURNS*

                                                         LIFE OF FUND
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/99
Class A                n/a          n/a          n/a      -1.42%
Class B                n/a          n/a          n/a      -0.70%
Class C                n/a          n/a          n/a       3.30%
Class I             13.22%       23.10%       15.72%      12.01%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                         LIFE OF FUND
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/99
Class A                n/a          n/a          n/a        n/a
Class B                n/a          n/a          n/a        n/a
Class C                n/a          n/a          n/a        n/a
Class I         248 out of    76 out of    46 out of     37 out of
                 842 funds    323 funds    149 funds     63 funds
Average Lipper
growth and
income fund         14.49%       21.72%       15.13%      12.74%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

                NAV 6/30/99   INCOME    CAPITAL GAINS
Class A           $26.40      $0.0770         $0.0000
Class B           $26.40      $0.0720         $0.0000
Class C           $26.40      $0.0720         $0.0000
Class I           $26.40      $0.0892         $0.2000

-------
   On 6/9/99, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund Class I shares.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which, performance may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. All returns assume capital gain and dividend distributions are reinvested. Performance figures for the MainStay MAP Equity Fund Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to reorganization, shares of the MAP-Equity Fund were subject to a maximum 4.75% sales charge. Performance for Class A, Class B, and Class C shares will vary based on differences in their load and expense structures.

   Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5% if redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Class I shares are sold with no initial sales charge and no annual 12b-1 fee.

 + Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Life of fund return for the average Lipper peer fund is for the period from 1/21/71 through 6/30/99. Lipper averages are not class specific.

MainStay MAP Equity Fund

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (90.8%)+

AEROSPACE/DEFENSE (1.0%)
Boeing Co. (The)................     16,148       $   713,540
                                                  -----------
AUTO PARTS & EQUIPMENT (0.4%)
Pennzoil-Quaker State Co........     17,935           269,025
                                                  -----------

BANKS (2.6%)
Northern Trust Corp.............     12,005         1,164,485
Popular, Inc....................     20,940           634,744
                                                  -----------
                                                    1,799,229
                                                  -----------
BEVERAGES--SOFT DRINKS (0.6%)
Coca-Cola Co. (The).............      4,308           269,250
PepsiCo, Inc....................      3,597           139,159
                                                  -----------
                                                      408,409
                                                  -----------
BIOTECHNOLOGY (2.2%)
Biogen, Inc. (a)................     16,112         1,036,203
Protein Design Labs, Inc. (a)...     22,800           505,875
                                                  -----------
                                                    1,542,078
                                                  -----------
BROADCAST/MEDIA (0.7%)
MediaOne Group, Inc. (a)........      5,928           440,895
                                                  -----------

BUILDING MATERIALS (3.2%)
Lone Star Industries, Inc.......      8,740           328,296
Morgan Products Ltd. (a)........      9,930            37,858
Valspar Corp. (The).............      3,445           130,910
Vulcan Materials Co.............     35,178         1,697,339
                                                  -----------
                                                    2,194,403
                                                  -----------
CHEMICALS (2.1%)
IMC Global Inc..................      3,850            67,856
Great Lakes Chemical Corp.......     30,405         1,400,531
                                                  -----------
                                                    1,468,387
                                                  -----------
COMMUNICATIONS--EQUIPMENT (1.6%)
CommScope, Inc. (a).............     28,318           870,778
Nortel Networks Corp............      2,736           237,519
                                                  -----------
                                                    1,108,297
                                                  -----------
COMPUTER SOFTWARE & SERVICES (7.2%)
Avid Technology, Inc. (a).......     59,232           955,116
Electronic Data Systems Corp....      8,613           487,173
Informix Corp. (a)..............     70,000           597,191
National Computer Systems,
 Inc............................     75,940         2,562,975
Shared Medical Systems Corp.....      6,282           409,900
                                                  -----------
                                                    5,012,355
                                                  -----------
CONSUMER FINANCE (0.4%)
Cash America International,
 Inc............................     20,424           262,959
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                                    Shares           Value
                                 ----------------------------

COSMETICS/PERSONAL CARE (0.8%)
Gillette Co. (The)..............     12,863       $   527,383
                                                  -----------

ELECTRIC POWER COMPANIES (1.6%)
Cinergy Corp....................      7,650           244,800
Reliant Energy, Inc.............     31,622           873,558
                                                  -----------
                                                    1,118,358
                                                  -----------
ELECTRICAL EQUIPMENT (0.6%)
Checkpoint Systems, Inc. (a)....     23,203           207,377
Vishay Intertechnology, Inc.
 (a)............................     10,540           221,340
                                                  -----------
                                                      428,717
                                                  -----------
ELECTRONICS--COMPONENTS (1.1%)
Arrow Electronics, Inc. (a).....     36,475           693,025
Avnet, Inc......................      1,530            71,145
                                                  -----------
                                                      764,170
                                                  -----------
ELECTRONICS--SEMICONDUCTORS (4.1%)
Motorola, Inc...................     20,231         1,916,887
National Semiconductor Corp.
 (a)............................        138             3,493
TriQuint Semiconductor, Inc.
 (a)............................     16,226           921,840
                                                  -----------
                                                    2,842,220
                                                  -----------
ENTERTAINMENT (3.8%)
Time Warner, Inc................     36,702         2,642,544
                                                  -----------

FINANCIAL--MISCELLANEOUS (2.3%)
American Express Co.............     12,207         1,588,436
                                                  -----------

FOOD (2.2%)
Bestfoods.......................      6,589           326,156
Quaker Oats Co. (The)...........     11,349           753,290
Ralston Purina Co...............     14,641           445,635
                                                  -----------
                                                    1,525,081
                                                  -----------
HEALTH CARE DISTRIBUTORS (0.2%)
McKesson HBOC, Inc..............      4,436           142,507
                                                  -----------

HEALTH CARE--DRUGS (5.2%)
PathoGenesis Corp.(a)...........     43,200           612,900
Pharmacia & Upjohn, Inc.........     46,657         2,650,701
Schering-Plough Corp............      6,884           364,852
                                                  -----------
                                                    3,628,453
                                                  -----------
HEALTH CARE--HMOS (0.2%)
Humana Inc. (a).................     10,740           138,949
                                                  -----------

HEALTH CARE--MISCELLANEOUS (2.9%)
Johnson & Johnson...............      9,027           884,646
MedPartners, Inc. (a)...........    152,342         1,152,086
                                                  -----------
                                                    2,036,732
                                                  -----------
HEAVY DUTY TRUCKS & PARTS (0.5%)
Cummins Engine Co., Inc.........      5,977           341,436
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (CONTINUED)

HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc............................        861       $    49,777
                                                  -----------
HOUSEWARES (0.8%)
Newell Rubbermaid Inc...........      8,258           383,997
Tupperware Corp.................      6,079           155,014
                                                  -----------
                                                      539,011
                                                  -----------
INSURANCE (4.7%)
Allmerica Financial Corp........     40,251         2,447,764
Reliance Group Holdings, Inc....      5,826            43,331
SAFECO Corp. (The)..............     17,680           780,130
                                                  -----------
                                                    3,271,225
                                                  -----------
MANUFACTURING--DIVERSIFIED (2.6%)
Pentair, Inc....................      7,672           350,994
Tyco International Ltd..........     15,516         1,470,141
                                                  -----------
                                                    1,821,135
                                                  -----------
MISCELLANEOUS (2.0%)
Archer-Daniels-Midland Co.......     26,762           413,138
Minnesota Mining and
 Manufacturing Co...............     10,790           938,056
                                                  -----------
                                                    1,351,194
                                                  -----------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.3%)
Northwest Natural Gas Co........      4,635           111,819
Piedmont Natural Gas Co.,
 Inc............................      2,533            78,840
                                                  -----------
                                                      190,659
                                                  -----------
OIL & GAS SERVICES (2.4%)
Apache Corp.....................      5,661           220,779
BP Amoco PLC-ADR (b)............      6,368           690,928
PennzEnergy Co..................     17,935           299,290
Royal Dutch Petroleum Co. (b)...      6,415           386,504
Union Pacific Resources Group
 Inc............................      4,509            73,553
                                                  -----------
                                                    1,671,054
                                                  -----------
PAPER & FOREST PRODUCTS (2.4%)
Louisiana-Pacific Corp..........     68,463         1,625,996
                                                  -----------
PUBLISHING (1.2%)
Meredith Corp...................     15,400           533,225
R.H. Donnelley Inc. (a).........      9,808           191,869
Thomas Nelson, Inc..............     10,082           112,163
Times Mirror Co. (The)..........         49             2,903
                                                  -----------
                                                      840,160
                                                  -----------

                                    Shares           Value
                                 ----------------------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.0%)
Health Care Property Investors,
 Inc............................     14,946       $   431,566
United Dominion Realty Trust,
 Inc............................     21,339           250,733
                                                  -----------
                                                      682,299
                                                  -----------
RESTAURANTS (0.9%)
VICORP Restaurants, Inc. (a)....     37,798           656,740
                                                  -----------

RETAIL (7.1%)
Burlington Coat Factory
 Warehouse Corp.................     31,348           605,408
Charming Shoppes, Inc. (a)......     57,500           350,394
CVS Corp........................     45,776         2,340,298
Kroger Co. (The) (a)............     30,128           841,701
Penney (J.C.) Co., Inc..........      6,242           303,127
Systemax Inc. (a)...............     38,806           480,224
                                                  -----------
                                                    4,921,152
                                                  -----------
SPECIALIZED SERVICES (14.3%)
ACNielsen Corp. (a).............     83,259         2,518,585
Catalina Marketing Corp. (a)....     31,537         2,901,404
Dun & Bradstreet Corp. (The)....     19,920           705,915
Harte-Hanks, Inc................     81,562         2,212,369
IMS Health Inc..................     16,730           522,812
National Service Industries,
 Inc............................     18,744           674,784
Nielsen Media Research (a)......      2,954            86,405
Ogden Corp......................     10,436           281,120
                                                  -----------
                                                    9,903,394
                                                  -----------
TELECOMMUNICATIONS--LONG
 DISTANCE (2.6%)
Qwest Communications
 International Inc..............     14,000           462,875
Sprint Corp.....................     21,734         1,147,827
Sprint Corp. (PCS Group) (a)....      3,933           224,673
                                                  -----------
                                                    1,835,375
                                                  -----------
TELEPHONE (0.6%)
GTE Corp........................      5,237           396,375
                                                  -----------

TEXTILES--APPAREL MANUFACTURERS (0.2%)
Burlington Industries, Inc.
 (a)............................     14,286           129,467
Hartmarx Corp. (a)..............      4,002            16,758
                                                  -----------
                                                      146,225
                                                  -----------
TRANSPORTATION--MISCELLANEOUS (0.1%)
Petroleum Helicopters, Inc......      2,534            31,041
                                                  -----------
Total Common Stocks (Cost
 $43,454,514)...................                   62,877,375
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund

                                    Shares           Value
                                 ----------------------------
PREFERRED STOCKS (0.4%)

BROADCAST/MEDIA (0.4%)
News Corp. Ltd., Pfd. ADR
 (a)(b).........................      8,614       $   271,879
                                                  -----------

MISCELLANEOUS (0.0%)(c)
Craig Corp., Class A (a)........      3,242            22,897
                                                  -----------
Total Preferred Stocks
 (Cost $92,849).................                      294,776
                                                  -----------

                                  Principal
                                    Amount
                                  ----------
LONG-TERM CONVERTIBLE BOND (0.0%)(c)

RESTAURANTS (0.0%)(c)
Boston Chicken
 7.75%, due 5/1/04 (d)..........  $  97,000             4,365
                                                  -----------
Total Long-Term Convertible Bond
 (Cost $28,816).................                        4,365
                                                  -----------

SHORT-TERM INVESTMENT (9.2%)

TIME DEPOSIT (9.2%)
Caymen Bank of New York
 4.125%, due 7/1/99.............  6,366,000         6,366,000
                                                  -----------
Total Short-Term Investment
 (Cost $6,366,000)..............                    6,366,000
                                                  -----------
Total Investments
 (Cost $49,942,179) (e).........      100.4%       69,542,516(f)
Liabilities in Excess of Cash
 and Other Assets...............       (0.4)         (260,272)
                                  ----------      -----------
Net Assets......................      100.0%      $69,282,244
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Less than one tenth of a percent.
(d)  Issuer in bankruptcy.
(e)  The cost for Federal income tax purposes is $49,950,429.
(f) At June 30, 1999, net unrealized appreciation was $19,592,087, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,734,958 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,142,871.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $49,942,179)..............................................       $69,542,516
Cash........................................................            10,919
Receivables:
  Investment securities sold................................         6,376,179
  Fund shares sold..........................................           255,439
  Dividends and interest....................................            36,855
                                                                   -----------
        Total assets........................................        76,221,908
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         6,573,343
  Fund shares redeemed......................................            38,436
  MainStay Management.......................................            31,381
  Custodian.................................................            14,914
  Transfer agent............................................             7,745
  NYLIFE Distributors.......................................               451
  Trustees..................................................               299
Accrued expenses............................................            65,732
Dividends payable...........................................           207,363
                                                                   -----------
        Total liabilities...................................         6,939,664
                                                                   -----------
Net assets..................................................       $69,282,244
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     1,290
  Class B...................................................               249
  Class C...................................................                21
  Class I...................................................            24,683
Additional paid-in capital..................................        46,088,371
Accumulated distribution in excess of net investment
  income....................................................              (915)
Accumulated undistributed net realized gain on
  investments...............................................         3,568,208
Net unrealized appreciation on investments..................        19,600,337
                                                                   -----------
Net assets..................................................       $69,282,244
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 3,406,757
                                                                   ===========
Shares of beneficial interest outstanding...................           129,020
                                                                   ===========
Net asset value per share outstanding.......................       $     26.40
Maximum sales charge (5.50% of offering price)..............              1.54
                                                                   -----------
Maximum offering price per share outstanding................       $     27.94
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $   658,037
                                                                   ===========
Shares of beneficial interest outstanding...................            24,921
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.40
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    54,552
                                                                   ===========
Shares of beneficial interest outstanding...................             2,066
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.40
                                                                   ===========
CLASS I
Net assets applicable to outstanding shares.................       $65,162,898
                                                                   ===========
Shares of beneficial interest outstanding...................         2,468,252
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.40
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  350,983
  Interest..................................................      92,768
                                                              ----------
    Total income............................................     443,751
                                                              ----------
Expenses:
  Management................................................      84,500
  Professional..............................................      55,124
  Transfer agent............................................      34,113
  Custodian.................................................      32,511
  Registration..............................................       8,810
  Shareholder communication.................................       5,717
  Trustees..................................................       3,599
  Recordkeeping.............................................       1,528
  Service--Class A..........................................         282
  Service--Class B..........................................          40
  Service--Class C..........................................           3
  Distribution--Class B.....................................         120
  Distribution--Class C.....................................           7
  Miscellaneous.............................................      31,166
                                                              ----------
    Total expenses..........................................     257,520
                                                              ----------
Net investment income.......................................     186,231
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   3,592,819
Net change in unrealized appreciation on investments........   1,735,152
                                                              ----------
Net realized and unrealized gain on investments.............   5,327,971
                                                              ----------
Net increase in net assets resulting from operations........  $5,514,202
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       Year ended
                                                               June 30,     December 31,
                                                                 1999*          1998
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   186,231   $ 1,056,936
  Net realized gain on investments..........................    3,592,819    24,437,046
  Net change in unrealized appreciation on investments......    1,735,152    (7,605,790)
                                                              -----------   -----------
  Net increase in net assets resulting from operations......    5,514,202    17,888,192
                                                              -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (9,935)           --
    Class B.................................................       (1,794)           --
    Class C.................................................         (149)           --
    Class I.................................................     (220,568)   (1,058,983)
  From net realized gain on investments:
    Class A.................................................           --            --
    Class B.................................................           --            --
    Class C.................................................           --            --
    Class I.................................................     (508,098)  (12,763,987)
                                                              -----------   -----------
      Total dividends and distributions to shareholders.....     (740,544)  (13,822,970)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    3,304,753            --
    Class B.................................................      639,906            --
    Class C.................................................       53,299            --
    Class I.................................................    9,328,513            --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................           --            --
    Class B.................................................           --            --
    Class C.................................................           --            --
    Class I.................................................      471,534            --
                                                              -----------   -----------
                                                               13,798,005            --
  Cost of shares redeemed:
    Class A.................................................       (6,105)           --
    Class B.................................................           --            --
    Class C.................................................           --            --
    Class I.................................................   (9,697,557)  (37,823,169)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    4,094,343   (37,823,169)
                                                              -----------   -----------
      Net increase (decrease) in net assets.................    8,868,001   (33,757,947)
NET ASSETS:
Beginning of period.........................................   60,414,243    94,172,190
                                                              -----------   -----------
End of period...............................................  $69,282,244   $60,414,243
                                                              ===========   ===========
Accumulated undistributed net investment income (excess
  distribution) at end of period............................  $      (915)  $    45,300
                                                              ===========   ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A       Class B       Class C
                                                                  --------      --------      --------
                                                                  June 9*       June 9*       June 9*
                                                                  through       through       through
                                                                  June 30,      June 30,      June 30,
                                                                   1999+         1999+         1999+
                                                                  --------      --------      --------
Net asset value at beginning of period......................       $25.34        $25.34        $25.34
                                                                   ------        ------        ------
Net investment income (loss)................................        (0.00)(a)     (0.02)        (0.02)
Net realized and unrealized gain on investments.............         1.14          1.15          1.15
                                                                   ------        ------        ------
Total from investment operations............................         1.14          1.13          1.13
                                                                   ------        ------        ------
Less dividends and distributions:
  From net investment income................................        (0.08)        (0.07)        (0.07)
  From net realized gain on investments.....................           --            --            --
  Distribution in excess of net investment income...........           --            --            --
                                                                   ------        ------        ------
Total dividends and distributions...........................        (0.08)        (0.07)        (0.07)
                                                                   ------        ------        ------
Net asset value at end of period............................       $26.40        $26.40        $26.40
                                                                   ======        ======        ======
Total investment return (b).................................         4.32%         4.30%          4.30%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............................        (0.07%)++     (0.82%)++      (0.82%)++
    Net expenses............................................         1.10%++       1.85%++       1.85%++
    Expenses (before reimbursement).........................         1.10%++       1.85%++       1.85%++
Portfolio turnover rate.....................................           18%           18%           18%
Net assets at end of period (in 000's)......................       $3,407        $  658        $   54

-------

 *   Class A, B and C shares first offered on June 9, 1999.
 +   Unaudited.
++   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class I
    -----------------------------------------------------------------
    Six months
      ended                    Year ended December 31,
     June 30,    ----------------------------------------------------
      1999+       1998      1997      1996      1995         1994
    ----------   -------   -------   -------   -------   ------------
     $ 24.58     $ 22.73   $ 20.66   $ 19.36   $ 16.67     $ 18.13
     -------     -------   -------   -------   -------     -------
        0.09        0.33      0.28      0.36      0.43        0.37
        2.02        4.81      5.49      4.16      4.90        0.13
     -------     -------   -------   -------   -------     -------
        2.11        5.14      5.77      4.52      5.33        0.50
     -------     -------   -------   -------   -------     -------
       (0.09)      (0.33)    (0.29)    (0.36)    (0.43)      (0.37)
       (0.20)      (2.96)    (3.41)    (2.86)    (2.07)      (1.59)
          --          --        --        --     (0.14)         --
     -------     -------   -------   -------   -------     -------
       (0.29)      (3.29)    (3.70)    (3.22)    (2.64)      (1.96)
     -------     -------   -------   -------   -------     -------
     $ 26.40     $ 24.58   $ 22.73   $ 20.66   $ 19.36     $ 16.67
     =======     =======   =======   =======   =======     =======
        8.59%      24.23%    27.99%    23.82%    32.50%       2.76%
        0.61%++     1.10%     1.18%     1.82%     2.30%       2.03%
        0.83%++     0.70%     0.82%     0.74%     0.81%       1.07%
        0.83%++     0.77%     0.82%     0.74%     0.81%       1.07%
          18%         41%       58%       53%       39%         39%
     $65,163     $60,414   $94,172   $73,591   $60,467     $48,130

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization ("Agreement") approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The Agreement provided for the transfer of all of the assets of MAP-Equity Fund to be exchanged for Class I shares of MainStay MAP Equity Fund, effective on June 9, 1999.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of the four classes commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred

Notes to Financial Statements unaudited


stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of

MainStay MAP Equity Fund


shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the period June 9, 1999 through June 30, 1999, the Manager earned $29,853. The Manager has contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

Prior to June 9, 1999, investment advisory and management services were provided by Markston Investment Management (the "Adviser") to MAP-Equity Fund ("MAP"), the predecessor to the Fund. Under investment advisory and service agreements, the Adviser was paid a fee at an annual rate of 0.50% of the first $200,000,000 of MAP's net assets, 0.45% of the next $100,000,000 of such value, 0.40% of the next $100,000,000 of such value, and 0.35% of such value in excess of $400,000,000. This basic fee was adjusted by an amount determined according to a formula based on MAP's performance in relation to the Standard & Poor's 500 Index (the "Index"). The formula provided for a weekly increase or decrease in the basic fee by an amount equal to 0.05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, was better or worse than that of the Index. The maximum adjustment was 0.30%. For the period January 1, 1999 through June 8, 1999, the basic advisory fee amounted to $132,901. The actual fee paid amounted to $54,647, which reflected a downward performance adjustment of $78,254.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to Class A, Class B and Class C shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $1,986 for the period June 9, 1999 through June 30, 1999.

First Priority Investment Corporation ("First Priority") acted as distributor to MAP until April 30, 1999 pursuant to a Distributor's Agreement. In exchange for distribution services, First Priority retained sales charges paid by investors of $192,924 for the period January 1, 1999 through April 30, 1999. Effective as of the close of business on April 30, 1999, MAP closed to all new share purchases, including automatic purchases, pending the reorganization.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective June 9, 1999, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, began serving as the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period June 9, 1999 through June 30, 1999 amounted to $7,422.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, currently are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay MAP Equity Fund


Prior to the reorganization of MAP-Equity Fund, disinterested directors were paid by MAP a fee at the rate of $400 per meeting attended, plus an annual retainer of $1,200.

OTHER. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,528 for the period June 9, 1999 through June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $11,242 and $10,390, respectively.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                     Six months
                                        June 9, 1999* through           ended           Year ended
                                           June 30, 1999**         June 30, 1999**   December 31, 1998
                                     ---------------------------   ---------------   -----------------
                                     Class A   Class B   Class C     Class I(a)           Class I
                                     -------   -------   -------   ---------------   -----------------
Shares sold........................    129       25         2            382                 420
Shares issued in reinvestment of
  dividends and distributions......     --       --        --             19                 569
                                       ---       --        --           ----              ------
                                       129       25         2            401                 989
Shares redeemed....................     --(b)    --        --           (390)             (2,674)
                                       ---       --        --           ----              ------
Net increase (decrease)............    129       25         2             11              (1,685)
                                       ===       ==        ==           ====              ======

-------
 *  First offered on June 9, 1999.
**  Unaudited.
(a) As a result of the reorganization of MAP-Equity Fund into MainStay MAP Equity Fund, effective June 9, 1999, shareholders of MAP-Equity Fund received Class I shares of MainStay MAP Equity Fund.
(b) Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     MAP EQUITY FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay MAP Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA30-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              Portfolio Management Discussion and
                                                                Analysis                                  3
                                                              Yields and Lipper Rankings                  5
                                                              Portfolio of Investments                    6
                                                              Financial Statements                        9
                                                              Notes to Financial Statements              14
                                                              The MainStay Funds                         17

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

Portfolio Management Discussion and Analysis

The first half of 1999 saw a shift in the Federal Reserve Board's interest rate policy. During the first four months of the year, the Federal Reserve maintained a neutral bias on interest rates as inflation remained benign even while the economy continued to grow. As economic growth started accelerating in Asia and the U.S. economy showed no signs of slowing, interest rates rose as investors felt that the Federal Reserve would have to raise rates. In May, the Federal Reserve shifted to a bias toward raising interest rates. At the end of June, it raised the target rate for federal funds to 5%, while leaving the discount rate unchanged at 4.5%.

Since the beginning of the year, the rate on one-year U.S. Treasury bills rose nearly half a percent to 5.06% on June 30, 1999, while the rate on twelve-month LIBOR(1) rose three-quarters of a percent to 5.84% over the same period. These rising rates affected the yields available on both domestic and international money market instruments.

STRONG RELATIVE PERFORMANCE

For the seven-day period ended June 30, 1999, the Mainstay Money Market Fund provided an effective yield of 4.44% and a current yield of 4.35% for Class A, Class B, and Class C shares. For the six months ended June 30, 1999, the Fund returned 2.18% for Class A, Class B, and Class C shares, exceeding the 2.09% return of the average Lipper(2) money market fund over the same period.

PORTFOLIO MATURITY

During the first half of the year, the maturity of the portfolio ranged from fifty-five to seventy-nine days. Interest rates rose in February as investors believed that the Federal Reserve would raise rates to restrain the rate of economic growth. We believed that the Federal Reserve would remain on hold and we lengthened the maturity of the portfolio to seventy-nine days. As May approached, we became defensive and let the maturity of the portfolio drift downward to sixty days.

In late May, interest rates rose and we viewed this as another opportunity to extend the maturity of the portfolio, anticipating that the Federal Reserve would be unlikely to raise rates as much as it lowered them in 1998. The Fund's performance benefited from our decisions on the maturity of the portfolio.

HIGH CREDIT QUALITY AND LIQUIDITY

The Fund continued to invest only in first-tier securities, or generally those money market instruments in the highest rating category. The Fund did not invest in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). Investments included bank certificates of deposit (CDs), commercial paper, floating rate notes, and asset-backed commercial paper.

-------

(1) LIBOR is the London Interbank Offered Rate, or the rate the most credit-worthy international banks dealing in Eurodollars charge each other for large loans.

(2) See footnote and table on page 5 for more information on Lipper, Inc.

The Fund did not invest in securities containing embedded put and call options. The concentration on the highest quality and more liquid securities helped manage the Fund's portfolio risk.

SECTOR ALLOCATION

During the reporting period, the Fund focused its investments on securities of banks and bank holding companies and those of finance, brokerage, and industrial companies. To lengthen the maturity of the portfolio, we increased the Fund's allocation to CDs by purchasing one-year CDs issued by the largest and very highly rated European banks. The steepness of the yield curve made the yields in the one-year sector far more attractive than shorter maturities on the curve. Securities issued by the European banks also offered a slightly higher yield.

LOOKING FORWARD

At its June 30, 1999, meeting, the Federal Reserve raised the target rate for federal funds to 5% and moved to a neutral stance regarding the future direction of interest rates. The Fund's portfolio is positioned accordingly. As the interest rate outlook changes, we will make appropriate adjustments to the portfolio. During the second half of 1999, the Fund intends to remain focused on quality as it seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Claude Athaide
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

-------
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 6/30/99

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          4.44%                 4.35%
    Class B          4.44%                 4.35%
    Class C          4.44%                 4.35%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                   LIFE OF FUND
                      1 YEAR        5 YEARS        10 YEARS      THROUGH 6/30/99
    Class A         122 out of        n/a             n/a           98 out of
                    317 funds                                       223 funds

    Class B         122 out of     96 out of       53 out of        44 out of
                    317 funds      213 funds       130 funds         96 funds

    Class C            n/a            n/a             n/a              n/a

    Average Lipper
    money market
    fund              4.51%          4.90%           4.98%            5.41%

-------
* Past performance is no guarantee of future results. An investment in the MainStay Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 4.20%. The current yield is based on the 7-day period ending 6/30/99. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Money Market Fund

                                 Principal        Amortized
                                  Amount             Cost
                               ------------------------------
SHORT-TERM INVESTMENTS (100.0%)+

ASSET-BACKED SECURITY (1.2%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.13%, due 11/22/99
 (a)(b)(c)....................  $ 7,000,000      $  7,000,000
                                                 ------------

CERTIFICATES OF DEPOSIT
 (18.2%)
ABN Amro Bank NV Chicago
 5.50%, due 6/5/00 (c)........    5,000,000         4,997,765
Bayerische Landesbank New York
 5.12%, due 3/21/00 (c).......    5,000,000         4,992,362
 5.65%, due 7/22/99 (c).......    4,000,000         4,000,242
Commerzbank AG New York
 4.87%, due 4/10/00 (b)(c)....    5,000,000         4,998,457
 5.01%, due 1/10/00 (c).......    5,000,000         4,999,745
 5.09%, due 2/16/00 (c).......    5,000,000         4,998,937
Deutsche Bank New York
 5.02%, due 1/11/00 (c).......    5,000,000         5,000,923
 5.06%, due 2/8/00 (c)........    5,000,000         4,998,974
 5.25%, due 5/18/99 (c).......    5,000,000         4,992,059
Dresdner Bank New York
 5.12%, due 9/15/99 (c).......    5,000,000         5,001,247
Nationsbank North America
 4.99%, due 1/11/00 (c).......    5,000,000         4,999,744
Rabobank Nederland NV New York
 4.83%, due 10/6/99 (c).......    5,000,000         5,000,000
 5.60%, due 6/14/00 (c).......    5,000,000         4,997,708
 5.64%, due 7/30/99 (c).......    3,000,000         3,001,306
Societe Generale New York
 4.87%, due 3/3/00 (b)(c).....    5,000,000         4,998,341
 5.29%, due 3/3/00 (c)........    5,000,000         4,997,732
Svenska Handelsbanken New York
 5.23%, due 3/1/00 (c)........    5,000,000         4,998,070
UBS AG Stamford CT
 5.29%, due 3/1/00 (c)........    5,000,000         4,998,849
 5.34%, due 5/30/00 (c).......    5,000,000         4,997,802
Westdeutsche Landesbank
 4.89%, due 7/7/99 (c)........    5,000,000         4,999,998
 4.90%, due 7/7/99 (c)........    5,000,000         5,000,016
 5.16%, due 9/17/99 (c).......    4,000,000         4,000,558
                                                 ------------
                                                  105,970,835
                                                 ------------
COMMERCIAL PAPER (75.5%)
Abbey National North America
 4.80%, due 8/9/99............    5,000,000         4,974,000
 4.95%, due 8/5/99............    5,000,000         4,975,938
ABN Amro North America Finance
 Inc. 5.17%, due 9/2/99.......    6,000,000         5,945,715
Alliance & Leicester PLC
 4.84%, due 7/6/99 (a)........    5,000,000         4,996,639
 4.93%, due 7/9/99 (a)........    5,000,000         4,994,522
 5.20%, due 8/5/99 (a)........    6,000,000         5,969,667

----------
 +  Percentages indicated are based on Fund net assets.

                                 Principal        Amortized
                                  Amount             Cost
                               ------------------------------
COMMERCIAL PAPER (CONTINUED)
Allianz of America Finance
 Corp.
 4.81%, due 7/16/99 (a).......  $ 5,000,000      $  4,989,979
 4.82%, due 7/28/99 (a).......    4,500,000         4,483,733
 5.22%, due 9/20/99 (a).......    5,000,000         4,941,275
Allomon Funding Corp.
 4.89%, due 7/12/99 (a).......    2,475,000         2,471,302
 5.07%, due 7/21/99 (a).......    6,000,000         5,983,100
American Express Credit Corp.
 4.82%, due 7/19/99...........    4,600,000         4,588,914
American General Finance Corp.
 4.90%, due 7/30/99...........    5,000,000         4,980,264
 4.96%, due 7/23/99...........    5,000,000         4,984,844
 5.06%, due 8/6/99............    6,000,000         5,969,640
Associates First Capital Corp.
 4.95%, due 8/11/99...........    3,650,000         3,629,423
 5.02%, due 8/23/99...........    5,600,000         5,558,613
 5.15%, due 8/12/99...........    6,000,000         5,963,950
AT&T Corp.
 5.18%, due 7/13/99...........    6,000,000         5,989,640
Banca CRT Financial Corp.
 4.80%, due 8/9/99............    5,000,000         4,974,000
 4.83%, due 7/12/99...........    2,175,000         2,171,790
BankAmerica Corp.
 4.81%, due 11/03/99..........    5,000,000         4,916,493
 4.82%, due 10/6/99...........    5,000,000         4,935,064
Barclays U.S. Funding Corp.
 4.84%, due 7/6/99............    5,000,000         4,996,639
 4.90%, due 7/8/99............    1,950,000         1,948,142
BCI Funding Corp.
 5.08%, due 8/23/99...........    6,000,000         5,955,127
BellSouth Telecommunications
 Inc.
 4.85%, due 7/14/99......         5,000,000         4,991,243
 4.85%, due 7/16/99...........    5,000,000         4,989,896
 4.98%, due 8/5/99............    5,000,000         4,975,792
 5.20%, due 9/7/99............    6,000,000         5,941,067
Bil North America Inc.
 4.88%, due 8/13/99...........    5,000,000         4,970,856
British Telecommunications PLC
 4.78%, due 7/26/99...........    5,000,000         4,983,403
BTR Dunlop Finance Inc.
 5.75%, due 7/1/99 (a)........    4,500,000         4,500,000
Chevron USA Inc.
 4.86%, due 7/23/99...........    5,000,000         4,985,150
 4.96%, due 7/19/99...........    1,300,000         1,296,776
 5.01%, due 8/2/99............    6,000,000         5,973,280
Cregem North America Inc.
 4.82%, due 7/12/99...........    5,000,000         4,992,636
 4.84%, due 10/25/99..........    5,000,000         4,922,022
Dresdner US Finance Inc.
 5.15%, due 8/11/99...........    6,000,000         5,964,808
Ford Motor Credit Co.
 4.84%, due 7/8/99............    5,000,000         4,995,294
 4.92%, due 7/26/99...........    5,000,000         4,982,917
 4.98%, due 7/22/99...........    5,000,000         4,985,475
 5.00%, due 8/3/99............    5,000,000         4,977,083
Franklin Resources Inc.
 5.05%, due 8/13/99 (a).......    6,000,000         5,963,808

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                 Principal        Amortized
                                  Amount             Cost
                               ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
 4.74%, due 8/4/99............  $ 5,000,000      $  4,977,617
 4.82%, due 7/28/99...........    2,800,000         2,789,878
 4.85%, due 7/15/99...........    5,000,000         4,990,569
 4.92%, due 7/29/99...........    5,000,000         4,980,867
Generale Bank Inc.
 4.88%, due 8/2/99............    5,000,000         4,978,311
Goldman Sachs Group L.P. (The)
 4.82%, due 10/28/99..........    5,000,000         4,920,336
 5.10%, due 9/22/99...........    6,000,000         5,929,450
Halifax PLC
 4.75%, due 7/1/99............    5,000,000         5,000,000
 4.80%, due 10/1/99...........    5,000,000         4,938,667
 4.93%, due 10/1/99...........    1,800,000         1,777,322
 5.01%, due 10/1/99...........    2,500,000         2,467,992
ING America Insurance Holdings Inc.
 4.83%, due 9/15/99...........    5,000,000         4,949,017
Internationale Nederlanden
 (U.S.) Funding Corp.
 4.85%, due 12/6/99...........    5,000,000         4,893,569
KFW International Finance Inc.
 4.85%, due 7/19/99...........    3,500,000         3,491,513
Lloyds Bank PLC
 4.80%, due 7/7/99............    5,000,000         4,996,000
Merrill Lynch & Co. Inc.
 4.86%, due 7/8/99............    5,000,000         4,995,275
 5.00%, due 7/21/99...........    6,000,000         5,983,333
Morgan (J.P.) & Co. Inc.
 4.80%, due 10/15/99..........    5,000,000         4,929,333
 4.82%, due 7/15/99...........    5,000,000         4,990,628
Morgan Stanley, Dean Witter
 Discover & Co.
 4.99%, due 8/19/99...........    6,000,000         5,959,248
 5.00%, due 7/2/99............    6,000,000         5,999,167
 5.01%, due 8/17/99...........    4,800,000         4,768,604
Nationwide Building Society
 4.85%, due 7/27/99...........    5,000,000         4,982,486
 4.86%, due 9/8/99............    5,000,000         4,953,425
Prudential Finance (Jersey)
 Ltd.
 4.85%, due 7/16/99...........    5,000,000         4,989,896
Prudential Funding Corp.
 4.75%, due 7/15/99...........    5,000,000         4,990,764
 4.85%, due 7/9/99............    5,000,000         4,994,611
Quebec (Province of)
 4.82%, due 12/17/99..........    5,000,000         4,886,864
Rio Tinto America Inc.
 5.00%, due 7/12/99 (a).......    5,000,000         4,992,361
Salomon Smith Barney Holdings Inc.
 4.86%, due 7/2/99............    5,000,000         4,999,325
 4.89%, due 7/20/99...........    3,800,000         3,790,193
 5.00%, due 7/21/99...........    5,000,000         4,986,111
San Paolo U.S. Financial Co.
 4.83%, due 7/13/99...........    5,000,000         4,991,950
 4.83%, due 8/10/99...........    5,000,000         4,973,167

                                 Principal        Amortized
                                  Amount             Cost
                               ------------------------------
COMMERCIAL PAPER (CONTINUED)
Svenska Handelsbanken Inc.
 4.81%, due 7/14/99...........  $ 5,000,000      $  4,991,315
 5.11%, due 9/27/99...........    6,000,000         5,925,053
Transportadora De Gas Del Sur
 S.A. (TGS)
 5.12%, due 9/21/99...........    6,000,000         5,930,027
UBS Finance (Delaware) Inc.
 4.85%, due 8/9/99............    3,100,000         3,083,712
UNIfunding Inc.
 4.82%, due 7/27/99...........    5,000,000         4,982,594
 4.89%, due 7/9/99............    4,000,000         3,995,653
Wells Fargo & Co.
 4.83%, due 7/29/99...........    5,000,000         4,981,217
 4.85%, due 7/20/99...........    5,000,000         4,987,201
 5.00%, due 7/28/99...........    5,000,000         4,981,250
Wood Street Funding Corp.
 4.90%, due 7/6/99 (a)........    5,000,000         4,996,597
 5.26%, due 7/29/99 (a).......    6,000,000         5,975,453
Xerox Corp.
 4.83%, due 7/13/99...........    3,100,000         3,095,009
 5.08%, due 9/23/99...........    5,800,000         5,731,251
                                                 ------------
                                                  441,574,100
                                                 ------------
FEDERAL AGENCY (1.0%)
Federal Home Mortgage Corp.
 (Discount Note)
 5.05%, due 8/12/99...........    6,000,000         5,964,650
                                                 ------------

MEDIUM-TERM NOTES (4.1%)
First Union Corp.
 4.99%, due 7/1/99 (b)(c).....    5,000,000         5,000,000
National Rural Utilities
 Cooperative Finance Corp.,
 Series C
 4.97%, due 9/21/99 (b)(c)....    4,000,000         4,000,000
 5.18%, due 6/26/00 (b)(c)....    5,000,000         5,000,000
Prudential Funding Corp.,
 Series B
 5.09%, due 5/30/00
 (a)(b)(c)....................    5,000,000         5,004,847
Xerox Corp., Series F
 5.64%, due 7/14/00 (c).......    5,000,000         4,997,733
                                                 ------------
                                                   24,002,580
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $584,512,165)
 (e)..........................        100.0%      584,512,165
Cash and Other Assets,
 Less Liabilities.............          0.0(d)        210,110
                                      -----      ------------
Net Assets....................        100.0%     $584,722,275
                                      =====      ============

-------
 (a) May be sold to institutional investors only.
 (b) Floating rate. Rate shown is the rate in effect at June 30, 1999.
 (c) Coupon interest bearing security.
 (d) Less than one tenth of a percent.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of Money Market Fund investments by industry.

                                  Amortized
                                     Cost          Percent+
                                ----------------------------
INDUSTRY DIVERSIFICATION

Auto Finance...................  $ 19,940,769          3.4%
Banks #........................   271,484,340         46.4
Brokerage......................    55,822,555          9.6
Computer & Office Equipment....     8,092,743          1.4
Conglomerates..................    17,738,931          3.0
Consumer Financial Services....     4,588,914          0.8
Domestic Oils..................    12,255,206          2.1
Federal Agency.................     5,964,650          1.0
Finance........................   114,982,388         19.7
Foreign Government.............     4,886,864          0.8
Insurance......................    20,883,765          3.6
Mortgage Loan..................     7,000,000          1.2
Telecommunication Services.....    31,871,040          5.5
Utilities......................     9,000,000          1.5
                                 ------------        -----
                                  584,512,165        100.0
Cash and Other Assets,
 Less Liabilities..............       210,110          0.0##
                                 ------------        -----
Net Assets.....................  $584,722,275        100.0%
                                 ============        =====

-------
 + Percentages indicated are based on Portfolio net assets.
 # The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
## Less than one tenth of a percent.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value
 (amortized cost $584,512,165)..............................       $584,512,165
Cash........................................................            590,445
Receivables:
  Interest..................................................          2,219,099
  Fund shares sold..........................................             25,000
                                                                   ------------
        Total assets........................................        587,346,709
                                                                   ------------
LIABILITIES:
Payables:
  MainStay Management.......................................            155,756
  Transfer agent............................................            120,770
  Custodian.................................................             38,033
  Fund shares redeemed......................................             14,225
  Trustees..................................................              4,497
Accrued expenses............................................            139,245
Dividend payable............................................          2,151,908
                                                                   ------------
        Total liabilities...................................          2,624,434
                                                                   ------------
Net assets..................................................       $584,722,275
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,423,791
  Class B...................................................          4,384,310
  Class C...................................................             39,208
Additional paid-in capital..................................        578,883,570
Accumulated net realized loss on investments................             (8,604)
                                                                   ------------
Net assets..................................................       $584,722,275
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $142,379,077
                                                                   ============
Shares of beneficial interest outstanding...................        142,379,077
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $438,422,364
                                                                   ============
Shares of beneficial interest outstanding...................        438,430,970
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  3,920,834
                                                                   ============
Shares of beneficial interest outstanding...................          3,920,834
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $14,487,275
                                                              -----------
Expenses:
  Management................................................    1,367,514
  Transfer agent............................................      793,067
  Shareholder communication.................................       81,292
  Registration..............................................       68,725
  Custodian.................................................       65,086
  Recordkeeping.............................................       41,600
  Professional..............................................       25,327
  Trustees..................................................        8,958
  Miscellaneous.............................................        8,923
                                                              -----------
    Total expenses before reimbursement.....................    2,460,492
Expense reimbursement from Manager..........................     (448,953)
                                                              -----------
    Net expenses............................................    2,011,539
                                                              -----------
Net investment income.......................................   12,475,736
                                                              -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................          309
                                                              -----------
Net increase in net assets resulting from operations........  $12,476,045
                                                              ===========

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months ended     Year ended
                                                                  June 30,        December 31,
                                                                   1999*              1998
                                                              ----------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   12,475,736    $   23,388,591
  Net realized gain on investments..........................              309             6,969
                                                               --------------    --------------
  Net increase in net assets resulting from operations......       12,476,045        23,395,560
                                                               --------------    --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (3,031,224)       (5,052,302)
    Class B.................................................       (9,423,270)      (18,336,171)
    Class C.................................................          (21,242)             (118)
                                                               --------------    --------------
      Total dividends to shareholders.......................      (12,475,736)      (23,388,591)
                                                               --------------    --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................      764,235,843       892,119,103
    Class B.................................................      343,171,390       663,115,998
    Class C.................................................        7,016,485            18,352
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        2,625,370         4,475,675
    Class B.................................................        8,928,007        17,087,587
    Class C.................................................            1,465                --
                                                               --------------    --------------
                                                                1,125,978,560     1,576,816,715
  Cost of shares redeemed:
    Class A.................................................     (774,232,455)     (827,769,898)
    Class B.................................................     (337,851,536)     (592,657,906)
    Class C.................................................       (3,115,468)               --
                                                               --------------    --------------
      Increase in net assets derived from capital share
       transactions.........................................       10,779,101       156,388,911
                                                               --------------    --------------
      Net increase in net assets............................       10,779,410       156,395,880
NET ASSETS:
Beginning of period.........................................      573,942,865       417,546,985
                                                               --------------    --------------
End of period...............................................   $  584,722,275    $  573,942,865
                                                               ==============    ==============

-------
* Unaudited.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                               ---------------------------------------------------
                                                               Six months
                                                                 ended             Year ended December 31,
                                                                June 30,    --------------------------------------
                                                                 1999+        1998      1997      1996      1995
                                                               ----------   --------   -------   -------   -------
Net asset value at beginning of period......................    $   1.00    $   1.00   $  1.00   $  1.00   $  1.00
                                                                --------    --------   -------   -------   -------
Net investment income.......................................        0.02        0.05      0.05      0.05      0.05
                                                                --------    --------   -------   -------   -------
Less dividends from net investment income...................       (0.02)      (0.05)    (0.05)    (0.05)    (0.05)
                                                                --------    --------   -------   -------   -------
Net asset value at end of period............................    $   1.00    $   1.00   $  1.00   $  1.00   $  1.00
                                                                ========    ========   =======   =======   =======
Total investment return (a).................................        2.18%       5.01%     5.08%     4.91%     5.51%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................        4.34%++     4.90%     4.97%      4.8%      5.4%
    Net expenses............................................        0.70%++     0.70%     0.70%      0.7%      0.7%
    Expenses (before reimbursement).........................        0.86%++     0.93%     0.95%      1.0%      0.9%
Net assets at end of period (in 000's)......................    $142,379    $149,751   $80,925   $53,890   $34,880

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is not annualized.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          Class B                                                   Class C
    ------------------------------------------------------------------------------------   --------------------------
    Six months                                                September 1                  Six months   September 1**
      ended               Year ended December 31,               through      Year ended      ended         through
     June 30,    -----------------------------------------   December 31,    August 31,     June 30,    December 31,
      1999+        1998       1997       1996       1995         1994*          1994         1999+          1998
    ----------   --------   --------   --------   --------   -------------   -----------   ----------   -------------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00       $ 1.00        $ 1.00
     --------    --------   --------   --------   --------     --------       --------       ------        ------
         0.02        0.05       0.05       0.05       0.05         0.02           0.03         0.02          0.02
     --------    --------   --------   --------   --------     --------       --------       ------        ------
        (0.02)      (0.05)     (0.05)     (0.05)     (0.05)       (0.02)         (0.03)       (0.02)        (0.02)
     --------    --------   --------   --------   --------     --------       --------       ------        ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00       $ 1.00        $ 1.00
     ========    ========   ========   ========   ========     ========       ========       ======        ======
         2.18%       5.01%      5.08%      4.91%      5.51%        1.54%          3.08%        2.18%         1.60%

         4.34%++     4.90%      4.97%       4.8%       5.4%         4.6%++         3.1%        4.34%++       4.90%++
         0.70%++     0.70%      0.70%       0.7%       0.7%         0.7%++         0.7%        0.70%++       0.70%++
         0.86%++     0.93%      0.95%       1.0%       0.9%         0.9%++         1.0%        0.86%++       0.93%++
     $438,422    $424,174   $336,622   $317,483   $279,843     $221,912       $192,477       $3,921        $   18

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund's principal investments include derivatives such as variable rate master demand notes, floaters and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Notes to Financial Statements unaudited

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended June 30, 1999, the Manager earned $1,367,514 and reimbursed the Fund $448,953.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

MainStay Money Market Fund

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that the Distributor received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 1999, in the amount of $797,823.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $793,067.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $8,756 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $41,600 for the six months ended June 30, 1999.

NOTE 4--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        Six months ended                   Period ended
                                         June 30, 1999+                 December 31, 1998
                                 ------------------------------   ------------------------------
                                 Class A    Class B    Class C    Class A    Class B    Class C*
                                 --------   --------   --------   --------   --------   --------
Shares sold....................   764,236    343,171      7,017    892,119    663,116         18
Shares issued in reinvestment
  of dividends.................     2,625      8,928          1      4,476     17,088         --
                                 --------   --------   --------   --------   --------   --------
                                  766,861    352,099      7,018    896,595    680,204         18
Shares redeemed................  (774,232)  (337,851)    (3,115)  (827,770)  (592,658)        --
                                 --------   --------   --------   --------   --------   --------
Net increase (decrease)........    (7,371)    14,248      3,903     68,825     87,546         18
                                 ========   ========   ========   ========   ========   ========

-------
 +  Unaudited.
 *  First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     MONEY MARKET FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA12-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay New
                                                              York Tax Free Fund versus Lehman Brothers
                                                              Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       12
                                                              Notes to Financial Statements              18
                                                              The MainStay Funds                         23

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -3.30%, 5 Year 4.91%, Since Inception 5.57%

                                               MAINSTAY NEW YORK TAX FREE   LEHMAN BROTHERS MUNICIPAL
PERIOD END                                                FUND                     BOND INDEX*                 INFLATION+
----------                                     --------------------------   -------------------------          ----------
10/1/91                                                  9550.00                    10000.00                    10000.00
12/91                                                    9749.00                    10335.00                    10051.00
12/92                                                   10628.00                    11247.00                    10349.00
12/93                                                   11916.00                    12628.00                    10632.00
12/94                                                   11353.00                    11975.00                    10908.00
12/95                                                   13167.00                    14066.00                    11192.00
12/96                                                   13569.00                    14689.00                    11563.00
12/97                                                   14708.00                    16038.00                    11758.00
12/98                                                   15499.00                    17077.00                    11947.00
6/99                                                    15227.00                    16709.00                    12078.00

CLASS B AND CLASS C SHARES  Class B SEC Returns: 1 Year -4.15%, 5 Year 5.30%,
                            Since Inception 6.04%
                            Class C SEC Returns: 1 Year -0.15%, 5 Year 5.62%, Since Inception 6.04%

                                               MAINSTAY NEW YORK TAX FREE   LEHMAN BROTHERS MUNICIPAL
PERIOD END                                                FUND                     BOND INDEX*                 INFLATION+
----------                                     --------------------------   -------------------------          ----------
10/1/91                                                 10000.00                    10000.00                    10000.00
12/91                                                   10208.00                    10335.00                    10051.00
12/92                                                   11128.00                    11247.00                    10349.00
12/93                                                   12477.00                    12628.00                    10632.00
12/94                                                   11888.00                    11975.00                    10908.00
12/95                                                   13751.00                    14066.00                    11192.00
12/96                                                   14145.00                    14689.00                    11563.00
12/97                                                   15297.00                    16038.00                    11758.00
12/98                                                   16062.00                    17077.00                    11947.00
6/99                                                    15755.00                    16709.00                    12078.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance data after these dates vary based on differences in their load and expense structures. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1999, the U.S. economy remained stronger than earlier estimates. Concerns that troubled foreign economies and an overspent American consumer would slow the demand for domestic products and services faded into the background. Following Brazil's currency devaluation and an upsurge in the Japanese stock market, global economies steadily improved. With low unemployment and the wealth created by a rising stock market, consumer spending remained strong.

Although low unemployment raised concerns that companies would need to raise wages to attract new workers, inflation remained relatively benign. Seeking to prevent future inflation, in May the Federal Reserve Board announced a bias toward higher interest rates, and at the end of June it raised the targeted federal funds rate by 0.25%, leaving the discount rate untouched. Given the Federal Reserve's advance signals, interest rates increased throughout the first half of the year, which had a negative impact on prices in most high-grade bond sectors, including municipals.

The New York economy remained strong, bolstered by a booming stock market, high personal income taxes, and advances in the financial services and real estate industries. While the state's unemployment rate is still higher than the national average, unemployment is down and the number of citizens on public assistance remains below one million.

During the reporting period, Nassau County's outstanding bonds were downgraded to a BBB rating(1) and the city's managers were criticized for questionable accounting practices and continuing to spend more than the county's revenue stream. And, as usual, the New York Assembly was late in enacting a budget.

FUND PERFORMANCE IN A DECLINING MARKET

For the six-month period ended June 30, 1999, the MainStay New York Tax Free Fund returned -1.76% for Class A shares and -1.91% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the -1.80% return of the average Lipper(2) New York municipal debt fund during the first half of 1999.

The Fund's performance relative to its peers resulted largely from two factors. First, the Fund held several higher-coupon bonds that helped maintain a desirable yield and shorten the Fund's duration.(3) Shorter-duration bonds proved beneficial for the Fund in a steadily rising interest-rate environment. Second, the Fund is not allowed to invest in low-quality (or "junk") municipals, which may have placed it at a disadvantage to some municipal funds. While the Fund may invest in securities rated in any of the top four rating categories by Moody's or S&P, during the reporting period, we concentrated primarily on securities in the higher rating categories, believing that the additional yield on bonds in the lower rating categories available to the Fund was insufficient to justify the risks involved. While the higher quality of the portfolio was positive in terms of risk management, it detracted from the Fund's performance relative to its peers.



-------
(1) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(2) See page 9 for additional information about Lipper, Inc.

(3) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

Period end          Total Return%
12/91                   2.08
12/92                   9.01
12/93                  12.11
12/94                  -4.71
12/95                  15.97
12/96                   3.06
12/97                   8.39
12/98                   5.38
6/99                   -1.76

Past performance is no guarantee of future results. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

Period end          Total Return%
12/91                   2.08
12/92                   9.01
12/93                  12.11
12/94                  -4.71
12/95                  15.67
12/96                   2.86
12/97                   8.14
12/98                   5.00
6/99                   -1.91

Past performance is no guarantee of future results. Class B share returns reflect the historical performance of the Class A shares for the periods 12/91 through 12/94. Class C share returns reflect historical performance of the Class A shares for periods 12/91 through 12/94 and Class B shares for periods 1/95 through 8/98. See footnote * on page 8 for more information on performance.

STRATEGIC MANAGEMENT DECISIONS

While the Fund held some higher-coupon, shorter-duration bonds that performed well during the first half of 1999, overall, the Fund's duration was longer than its peers. The Fund's duration reflected our expectation that consumer spending would eventually slow and that inflation was likely to remain low. As it happened, however, consumer spending remained robust, with spending exceeding earnings in June. While inflation has in fact remained low, the fear that it would rise led to higher interest rates, which detracted from the performance of long-duration bonds.

Given recent financial problems in the hospital sector, the Fund remained underweighted in these securities, which proved beneficial for the Fund's overall performance. In an effort to manage risk, the Fund continued to seek diversification by municipal sector, county, coupon, and maturity. During the reporting period, the Fund was overweighted in water, sewer, and general obligation bonds with AAA and AA ratings.(4)

To enhance performance, the Fund seeks securities that have the potential for prerefunding. Most bonds carry a call provision, generally about ten years after issuance. If the issuer wants to take advantage of lower interest rates and refinance before the call date, the bonds can be prerefunded. In a prerefunding, new bonds are issued and the proceeds are used to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are escrowed and used to pay the interest until the first call date, at which time the principal is paid. Prerefundings may provide large gains for bondholders because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years. During the reporting period, the Fund benefited from two bonds that were prerefunded--New York City General Obligation 7.2% bonds maturing 8/15/15 and 6.0% bonds due 2/15/25. Both securities recorded nice gains in a declining market.

FACING MARKET CHALLENGES

As rates rose, prices declined for most municipal issues. High-coupon short-call bonds provided the best performance, but the Fund seeks to provide a measure of call protection by limiting the amount of short-call bonds it holds. While this strategy had a positive impact on portfolio risk, it tended to limit the return potential of the Fund in a rising rate environment.

The worst-performing bonds in the Fund's portfolio were long-duration bonds, including low-coupon and discount issues. Two bonds that fit this category were New York City Industrial Authority for the Lighthouse 4.5% bonds due 7/1/33 and New York State Mental Health Services 4.5% bonds maturing 8/15/28. Both issues suffered from their low coupon and long maturity, detracting from the Fund's performance in the rising rate environment.

LOOKING AHEAD

The Fund continues to have a longer duration than its peers and we anticipate maintaining this position until new information changes our view of future inflation. We will continue to concentrate on high-quality securities, seeking yield advantages and diversification by county, municipal sector, coupon, and maturity. Whatever the markets may bring, the Fund will seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with the preservation of capital.

James Flood
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

-------
(4) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS    THROUGH 6/30/99
    Class A          1.25%     5.88%          6.20%
    Class B          0.85%     5.62%          6.04%
    Class C          0.85%     5.62%          6.04%

   FUND SEC RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS    THROUGH 6/30/99
    Class A         -3.30%     4.91%          5.57%
    Class B         -4.15%     5.30%          6.04%
    Class C         -0.15%     5.62%          6.04%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                             LIFE OF FUND
                     1 YEAR      5 YEARS    THROUGH 6/30/99
    Class A         63 out of   38 out of    29 out of
                    97 funds    61 funds      40 funds
    Class B         78 out of      n/a       62 out of
                    97 funds                  75 funds
    Class C            n/a         n/a          n/a
    Average Lipper
    NY municipal
    debt fund         1.35%       5.98%        6.36%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/99

                    NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A            $9.68       $0.2274      $0.0000
    Class B            $9.61       $0.2130      $0.0000
    Class C            $9.61       $0.2130      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and Class B shares for periods 1/1/95 up to 8/31/98. Performance data for the two classes vary after this date based on differences in their load and expense structures.

  + Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/99.

MainStay New York Tax Free Fund

                                  Principal
                                    Amount           Value
                                  ---------------------------
LONG-TERM MUNICIPAL BONDS (98.2%)+

NEW YORK (98.2%)
Battery Park City Authority
 Revenue
 Series A
 5.50%, due 11/1/26.............  $ 900,000       $   903,177
Metropolitan Transportation
 Authority
 New York Commuter Facilities
 Revenue, Series A
 5.625%, due 7/1/27.............    850,000           862,308
New York City General Obligation
 Series D
 6.00%, due 2/15/25.............    715,000           747,118
 Series F
 8.20%, due 11/15/04............     60,000            65,775
New York City Industrial
 Development
 Agency Civic Facility Revenue
 Lighthouse International
 Project
 4.50%, due 7/1/33..............  1,790,000         1,510,312
New York City Municipal Water
 Finance Authority, Water &
 Sewer
 Systems Revenue, Series B
 5.50%, due 6/15/27.............    400,000           401,524
 5.75%, due 6/15/26.............  1,200,000         1,245,000
 5.875%, due 6/15/26............    500,000           510,625
New York State Dormitory
 Authority
 Revenue
 Manhattanville
 (zero coupon), due 7/1/19......  2,175,000           728,625
 (zero coupon), due 7/1/21......  1,175,000           352,500
 Mental Health
 Services Facilities Improvement
 Series F
 4.50%, due 8/15/28.............    600,000           510,750
 New York University
 Series A
 5.75%, due 7/1/27..............    500,000           528,125
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29 (b)..........    800,000           817,672
 Rockefeller University
 4.75%, due 7/1/37..............    900,000           793,530
 St. Johns University
 5.70%, due 7/1/26..............    500,000           511,635
 State University Educational
 Facilities
 5.50%, due 5/15/26.............    750,000           742,500
New York State Energy Research &
 Development Authority
 Electric Co. Facilities Revenue
 Con Edison, Project A
 7.50%, due 1/1/26 (a)..........    500,000           512,015
-------
+ Percentages indicated are based on fund net assets.

                                  Principal
                                    Amount           Value
                                  ---------------------------
NEW YORK (CONTINUED)
New York State Environmental
 Facilities Corp. Pollution
 Control Revenue
 Series A
 5.45%, due 8/15/12.............  $ 450,000       $   462,937
 Series B
 7.50%, due 3/15/11.............    600,000           615,774
New York State Local Government
 Assistance Corp.
 (zero coupon), due 4/1/14......  1,500,000           686,250
New York State Medical Care
 Facilities
 Finance Agency Revenue
 7.35%, due 2/15/29.............    610,000           624,433
 7.375%, due 8/15/19............    400,000           409,476
 7.50%, due 2/15/21(d)..........    315,000           333,900
 7.875%, due 8/15/20............     55,000            57,888
 8.875%, due 8/15/07............    455,000           462,234
 Montefiore Medical Center
 6.00%, due 2/15/35 (b).........    850,000           894,625
 St. Francis Hospital of Roslyn
 Project A
 7.625%, due 11/1/21 (b)........  1,035,000         1,058,391
New York State Thruway Authority
 Service Contract Revenue
 Local Highway & Bridge
 5.75%, due 4/1/16..............    900,000           928,260
New York State Tollway Authority
 General Revenue
 Series D
 5.50%, due 1/1/15..............    500,000           504,375
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15.............    715,000           719,469
Port Authority of New York &
 New Jersey Consolidated Bonds
 Series 52
 9.00%, due 11/1/14.............    650,000           660,244
 Series 109
 5.375%, due 7/15/27............  1,000,000         1,000,000
Triborough Bridge & Tunnel
 Authority
 of New York, General Purpose
 Revenue, Series Y
 6.125%, due 1/1/21.............    750,000           815,625
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $22,493,670).............                   21,977,072
                                                  -----------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                  Principal
                                    Amount           Value
                                  ---------------------------

SHORT-TERM MUNICIPAL BOND (0.4%)
New York City General Obligation
 Various Subordinated
 Series A-8
 3.70%, due 8/1/18 (c)..........  $ 100,000       $   100,000
                                                  -----------
Total Short-Term Municipal Bond
 (Cost $100,000)................                      100,000
                                                  -----------
Total Investments
 (Cost $22,593,670) (e).........       98.6%       22,077,072(f)
Cash and Other Assets,
 Less Liabilities...............        1.4           308,750
                                      -----       -----------
Net Assets......................      100.0%      $22,385,822
                                      =====       ===========

-------
 (a) Interest on this security is subject to alternative minimum tax.
 (b) Segregated as collateral for futures contracts.
 (c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
 (d) Prerefunding security--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (f) At June 30, 1999, net unrealized depreciation was $516,598, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $268,313 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $784,911.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $22,593,670)..............................................       $22,077,072
Cash........................................................            72,287
Receivables:
  Interest..................................................           406,233
  Fund shares sold..........................................             8,600
                                                                   -----------
    Total assets............................................        22,564,192
                                                                   -----------
LIABILITIES:
Payables:
  Shareholder communication.................................            46,355
  Custodian.................................................             9,355
  NYLIFE Distributors.......................................             6,305
  MainStay Management.......................................             5,743
  Transfer agent............................................             3,489
  Trustees..................................................               194
Accrued expenses............................................            21,033
Dividend payable............................................            85,896
                                                                   -----------
    Total liabilities.......................................           178,370
                                                                   -----------
Net assets..................................................       $22,385,822
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,873
  Class B...................................................             8,317
Additional paid-in capital..................................        22,887,541
Accumulated distribution in excess of net investment
  income....................................................            (6,122)
Accumulated net realized loss on investments................            (2,189)
Net unrealized depreciation on investments..................          (516,598)
                                                                   -----------
Net assets..................................................       $22,385,822
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $14,390,241
                                                                   ===========
Shares of beneficial interest outstanding...................         1,487,286
                                                                   ===========
Net asset value per share outstanding.......................       $      9.68
Maximum sales charge (4.50% of offering price)..............              0.46
                                                                   -----------
Maximum offering price per share outstanding................       $     10.14
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 7,995,340
                                                                   ===========
Shares of beneficial interest outstanding...................           831,732
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.61
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       241
                                                                   ===========
Shares of beneficial interest outstanding...................                25
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.61
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $  669,325
                                                              ----------
Expenses:
  Management................................................      58,073
  Shareholder communication.................................      23,739
  Transfer agent............................................      21,701
  Service--Class A..........................................      18,728
  Service--Class B..........................................      10,307
  Professional..............................................      12,059
  Custodian.................................................      11,173
  Distribution--Class B.....................................      10,307
  Registration..............................................       9,735
  Recordkeeping.............................................       6,000
  Trustees..................................................         352
  Miscellaneous.............................................       8,732
                                                              ----------
    Total expenses before reimbursement.....................     190,906
Expense reimbursement from Manager..........................     (36,576)
                                                              ----------
    Net expenses............................................     154,330
                                                              ----------
Net investment income.......................................     514,995
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................       8,521
  Futures transactions......................................     (30,444)
                                                              ----------
Net realized loss on investments............................     (21,923)
Net change in unrealized appreciation on investments........    (906,329)
                                                              ----------
Net realized and unrealized loss on investments.............    (928,252)
                                                              ----------
Net decrease in net assets resulting from operations........  $ (413,257)
                                                              ==========

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       Year ended
                                                               June 30,     December 31,
                                                                 1999*          1998
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   514,995   $   922,511
  Net realized gain (loss) on investments...................      (21,923)      250,744
  Net change in unrealized appreciation on investments......     (906,329)      (86,245)
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (413,257)    1,087,010
                                                              -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (342,726)     (649,522)
    Class B.................................................     (178,386)     (272,985)
    Class C.................................................           (5)           (4)
  From net realized gain on investments:
    Class A.................................................           --      (141,453)
    Class B.................................................           --       (71,954)
    Class C.................................................           --            (2)
                                                              -----------   -----------
      Total dividends and distributions to shareholders.....     (521,117)   (1,135,920)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      204,750     3,306,693
    Class B.................................................      879,862     3,642,989
    Class C.................................................           --           250
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      141,058       377,476
    Class B.................................................       88,542       208,607
    Class C.................................................            3             4
                                                              -----------   -----------
                                                                1,314,215     7,536,019
  Cost of shares redeemed:
    Class A.................................................     (803,833)   (2,017,731)
    Class B.................................................     (856,204)   (1,201,673)
    Class C.................................................           (3)           --
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (345,825)    4,316,615
                                                              -----------   -----------
      Net increase (decrease) in net assets.................   (1,280,199)    4,267,705
NET ASSETS:
Beginning of period.........................................   23,666,021    19,398,316
                                                              -----------   -----------
End of period...............................................  $22,385,822   $23,666,021
                                                              ===========   ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................  $    (6,122)  $        --
                                                              ===========   ===========

-------
* Unaudited.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                             Class A
                                       ------------------------------------------------------------------------------------
                                       Six months                                                 September 1
                                         ended                Year ended December 31,               through      Year ended
                                        June 30,    -------------------------------------------   December 31    August 31,
                                         1999+       1998      1997         1996         1995        1994*          1994
                                       ----------   -------   -------      -------      -------   -----------    ----------
Net asset value at beginning of
  period.............................   $ 10.08     $ 10.09   $  9.91      $ 10.12      $  9.20     $  9.58       $ 10.43
                                        -------     -------   -------      -------      -------     -------       -------
Net investment income................      0.23        0.45      0.49         0.50         0.52        0.19          0.56
Net realized and unrealized gain
  (loss) on investments..............     (0.40)       0.08      0.32        (0.21)        0.91       (0.39)        (0.59)
                                        -------     -------   -------      -------      -------     -------       -------
Total from investment operations.....     (0.17)       0.53      0.81         0.29         1.43       (0.20)        (0.03)
                                        -------     -------   -------      -------      -------     -------       -------
Less dividends and distributions:
  From net investment income.........     (0.23)      (0.46)    (0.49)       (0.50)       (0.51)      (0.18)        (0.57)
  From net realized gain on
    investments......................        --       (0.08)    (0.14)          --           --          --         (0.25)
                                        -------     -------   -------      -------      -------     -------       -------
Total dividends and distributions....     (0.23)      (0.54)    (0.63)       (0.50)       (0.51)      (0.18)        (0.82)
                                        -------     -------   -------      -------      -------     -------       -------
Net asset value at end of period.....   $  9.68     $ 10.08   $ 10.09      $  9.91      $ 10.12     $  9.20       $  9.58
                                        =======     =======   =======      =======      =======     =======       =======
Total investment return (a)..........     (1.76%)      5.38%     8.39%        3.06%       15.97%      (2.11%)       (0.35%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income............      4.52%++     4.43%     4.88%         5.0%         5.4%        6.1%++        5.7%
    Net expenses.....................      1.24%++     1.24%     1.24%        1.24%        1.24%       0.99%++       0.99%
    Expenses (before
      reimbursement).................      1.56%++     1.57%     1.41%         1.4%         1.4%        1.2%++        1.1%
Portfolio turnover rate..............        21%        157%      212%         114%         114%         39%          169%
Net assets at end of period (in
  000's).............................   $14,390     $15,499   $13,814      $15,572      $18,248     $17,106       $17,862

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                           Class C
    ----------------------------------------------------------      ------------------------------
    Six months                                                      Six months      September 1**
      ended                  Year ended December 31,                  ended            through
     June 30,       ------------------------------------------       June 30,        December 31,
      1999+          1998        1997        1996        1995         1999+              1998
    ----------      ------      ------      ------      ------      ----------      --------------
      $10.01        $10.03      $ 9.84      $10.02      $ 9.20        $10.01            $10.11
      ------        ------      ------      ------      ------        ------            ------
        0.21          0.43        0.45        0.45        0.59          0.21              0.13
       (0.40)         0.06        0.33       (0.18)       0.82         (0.40)            (0.01)
      ------        ------      ------      ------      ------        ------            ------
       (0.19)         0.49        0.78        0.27        1.41         (0.19)             0.12
      ------        ------      ------      ------      ------        ------            ------
       (0.21)        (0.43)      (0.45)      (0.45)      (0.59)        (0.21)            (0.14)
          --         (0.08)      (0.14)         --          --            --             (0.08)
      ------        ------      ------      ------      ------        ------            ------
       (0.21)        (0.51)      (0.59)      (0.45)      (0.59)        (0.21)            (0.22)
      ------        ------      ------      ------      ------        ------            ------
      $ 9.61        $10.01      $10.03      $ 9.84      $10.02        $ 9.61            $10.01
      ======        ======      ======      ======      ======        ======            ======
       (1.91%)        5.00%       8.14%       2.86%      15.67%        (1.91%)            1.18%
        4.27%++       4.18%       4.63%        4.7%        5.1%         4.27%++           4.18%++
        1.49%++       1.49%       1.49%       1.49%       1.49%         1.49%++           1.49%++
        1.81%++       1.82%       1.66%        1.6%        1.6%         1.81%++           1.82%++
          21%          157%        212%        114%        114%           21%              157%
      $7,995        $8,217      $5,585      $4,100      $1,588        $ --(b)             --(b)

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for

Notes to Financial Statements unaudited

which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay New York Tax Free Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $58,073 and reimbursed the Fund $36,576.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $838 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $15,375 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $21,701.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, the Distributor beneficially held shares of Class A and Class C of the Fund with net asset values of $4,835,048 and $99, respectively, which represents 33.6% and 41.1%, respectively, of the Class A and Class C net assets at period end.

MainStay New York Tax Free Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $358 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $4,864 and $5,612, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           Six months ended                             Period ended
                                            June 30, 1999+                            December 31, 1998
                                  -----------------------------------       -------------------------------------
                                  Class A       Class B       Class C       Class A       Class B       Class C*
                                  -------       -------       -------       -------       -------       ---------
Shares sold.....................     20            89           --            327           362            --
Shares issued in reinvestment of
  dividends and distributions...     14             9           --             37            21            --
                                    ---           ---           --           ----          ----            --
                                     34            98           --            364           383            --
Shares redeemed.................    (80)          (87)          --           (199)         (119)           --
                                    ---           ---           --           ----          ----            --
Net increase (decrease).........    (46)           11           --(a)         165           264            --(a)
                                    ===           ===           ==           ====          ====            ==

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.
 +   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     NEW YORK TAX FREE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA13-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay
                                                              Research Value Fund versus S&P 500/BARRA
                                                              Value Index and Inflation--Class A,
                                                              Class B, and Class C Shares                 4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7

                                                              Returns and Lipper Rankings                 9

                                                              Portfolio of Investments                   10

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Research Value Fund versus S&P 500/BARRA Value Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 13.74%, Since Inception 11.28%
[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE       S&P500/BARRA VALUE
    PERIOD END                                            FUND                       INDEX*                    INFLATION+
    ----------                                   -----------------------       ------------------           ----------------
6/1/98                                                   9450.00                    10000.00                    10000.00
6/98                                                     9327.00                    10076.00                    10006.00
9/98                                                     8203.00                     8775.00                    10043.00
12/98                                                    9734.00                    10305.00                    10098.00
3/99                                                    10074.00                    10598.00                    10135.00
6/99                                                    11227.00                    11743.00                    10209.00

CLASS B SHARES SEC Returns: 1 Year 14.35%, Since Inception 12.69%
[LINE GRAPH]

                                                MAINSTAY RESEARCH VALUE
        PERIOD END                                       FUND              S&P 500/BARRA VALUE INDEX*          INFLATION+
        ----------                              -----------------------    --------------------------       ----------------
6/01/98                                                10000.00                     10000.00                    10000.00
6/98                                                    9870.00                     10076.00                    10006.00
9/98                                                    8660.00                      8775.00                    10043.00
12/98                                                  10250.00                     10305.00                    10098.00
3/99                                                   10590.00                     10598.00                    10135.00
6/99                                                   11309.00                     11743.00                    10209.00

CLASS C SHARES SEC Returns: 1 Year 18.35%, Since Inception 16.34%
[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE       S&P 500/BARRA VALUE
        PERIOD END                                        FUND                       INDEX*                    INFLATION+
        ----------                               -----------------------       -------------------          ----------------
6/01/98                                                 10000.00                    10000.00                    10000.00
6/98                                                     9870.00                    10076.00                    10006.00
9/98                                                     8660.00                     8775.00                    10043.00
12/98                                                   10250.00                    10305.00                    10098.00
3/99                                                    10590.00                    10598.00                    10135.00
6/99                                                    11780.00                    11743.00                    10209.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500/BARRA Value Index is a capitalization-weighted index of approximately half of the companies in the S&P 500 Index, and consists of those companies with lower price-to-book ratios. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. Stock Market. Results for both the S&P 500 and the S&P 500/BARRA Value Index assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

A multitude of positive indicators combined to propel U.S. stocks higher during the six months ended June 30, 1999, extending the remarkable bull market of the past several years. Domestically, economic growth continued to surge. News on the inflation front remained benign. Prices for oil, natural gas, lumber, and copper recovered during the reporting period, while agricultural commodity prices generally declined. Investors welcomed enhanced stability in global economies, moving the S&P 500 Index(1) 12.39% higher for the semiannual period.

There were, however, changes among U.S. equity sectors. In many respects, the first quarter of 1999 was a continuation of recent history. The majority of the equity market's positive performance was concentrated in a handful of large-capitalization growth-oriented stocks. During the second quarter of the year, the tide changed rather dramatically. The S&P 500 continued to fare well, but long out-of-favor value stocks came back strong in a dramatic reversal of fortune. Many companies reported corporate earnings in line with or exceeding analysts' expectations. Large-cap value stocks outperformed large-cap growth stocks for the first time in nearly a year and a half. During the second quarter, smaller-capitalization U.S. stocks outperformed their larger-cap counterparts for the first time in seven quarters.

Along with positive earnings surprises, stronger performance in value stocks can be attributed to stronger performance in energy-related issues, which rebounded with higher oil prices. A rotation into cyclicals--securities that are particularly sensitive to changes in the economy--also led to healthier returns in sectors such as basic materials and capital goods, which had long been out of favor.

STRONG FUND PERFORMANCE

For the six months ended June 30, 1999, the MainStay Research Value Fund returned 15.34% for Class A shares and 14.93% for Class B and Class C shares, excluding all sales charges. All share classes significantly outperformed the average Lipper(2) growth and income fund, which returned 10.93% for the same six months.

Besides productive stock selection, there were three primary factors that contributed to the Fund's strong performance during the semiannual period.

- Broadening market performance. As leadership in the equity markets spread beyond a small number of large-capitalization growth stocks, the Fund benefited from its bottom-up, value-driven stock selection process, as investors began to recognize the value inherent in several of the Fund's holdings, which subsequently became more expensive. Still, the valuation gap between a select group of market leaders and the broad market in general remains relatively wide on a historical basis.

- Resurging cyclical sectors. As investors began to realize that the worst of the Asian economic crisis had passed and that U.S. and European economic growth looked promising, some of the

-------
(1) See page 5 for additional information about the S&P 500.

(2) See page 9 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98
AND SIX MONTHS ENDED 6/30/99

[PERFORMANCE CHART; LINE GRAPH]

                                                                                           TOTAL RETURN %
                                                                          ------------------------------------------------
        PERIOD END                                                        CLASS A                      CLASS B AND CLASS C
        ----------                                                        -------                      -------------------
12/98                                                                       3.00                               2.50
6/99                                                                       15.34                              14.93

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

  more depressed sectors of the market began to rise. As just one example, the basic materials sector advanced nearly 30% from January through May 1999, before retracting some of its gains. The rotation away from high-valuation large-cap growth stocks and into basic materials and other cyclical sectors helped overall Fund performance.

- Relationship between inflation and Federal Reserve Board policy. Concerns about the direction of interest rates and Federal Reserve Board policy continued to play a major role in determining the course of the equity markets. The report in May of an unexpectedly large rise in the consumer price index coupled with the subsequent adoption by the Federal Reserve Board of a bias toward raising interest rates led to a market decline. Fear of inflation subsided somewhat over the course of the following month, and at the end of June the Federal Reserve Board announced that it would raise the federal funds rate by a quarter of a percent and maintain a neutral stance on interest rates going forward. In response to these actions, the market rose to new highs.

DIVERSIFIED, RESEARCH-INTENSIVE VALUE APPROACH

During the first half of 1999, we purchased and sold securities for the Fund across a wide spectrum of industries, with a focus on stock-specific fundamentals rather than on the shifting macro-economic backdrop. Among the Fund's top performers during the six-month period were:

- Texas Instruments, which trimmed production and gained a seemingly sustainable advantage in the fast-growing market for digital signal processing chips used in modems, cell phones, and other electronic devices,

- First Data, which enjoys a dominant market share in credit-card transaction processing,

- IBM, which continues to benefit from worldwide leadership, strong cash flow, an aggressive stock repurchase pro-gram, and optimistic prospects for its mainframe business given its strengths in Internet commerce,

- Tribune Co., where we believe the market does not fully recognize the growing value of the company's television stations, investment in the WB network, and Internet media investment portfolio, and

- The Williams Cos., whose natural gas pipeline and energy services businesses benefited from rising energy prices, and whose communications division accelerated its build-out of a nationwide, state-of-the-art fiber-optic network that we expect will be highlighted in an initial public offering later this year.

Among the Fund's worst performers were Seagate Technology, Monsanto, and Ace Ltd. Since the portfolio continues to hold these securities, however, the losses from these companies were only on paper. We believe the fundamentals remain favorable for each of these companies and that their share values may appreciate in the months ahead.

LOOKING AHEAD

Despite stock-market valuations that are generally lofty, we believe that on balance, the U.S. economy looks healthy and may provide an attractive backdrop for equity investing in the second half of 1999. We are generally optimistic about corporate earnings prospects throughout the remainder of the year. Though the "valuation gap" between growth and value has narrowed somewhat, a large divergence persists. This situation presents opportunities on which to focus our research efforts for the Fund.

All of these factors have given us a positive outlook for the Fund's style of relative-value management. We intend to continue monitoring the Fund's diversified portfolio and the investment universe, seeking securities we believe have the potential to outperform over time, while preserving capital on the downside. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

John A. Levin
Jeffrey A. Kigner
G. Todd Silva
Portfolio Managers
John A. Levin & Co., Inc.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                        20.36%                    17.26%
    Class B                        19.35%                    16.34%
    Class C                        19.35%                    16.34%

   FUND SEC RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                        13.74%                    11.28%
    Class B                        14.35%                    12.69%
    Class C                        18.35%                    16.34%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                 181 out of 842 funds      328 out of 833 funds
    Class B                 221 out of 842 funds      353 out of 833 funds
    Class C                         n/a                       n/a
    Average Lipper
    growth and income fund         14.49%                    16.56%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99   INCOME    CAPITAL GAINS
    Class A    $11.88      $0.0000      $0.0000
    Class B    $11.78      $0.0000      $0.0000
    Class C    $11.78      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Research Value Fund

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (89.4%)+

AEROSPACE/DEFENSE (2.8%)
United Technologies Corp........      8,232       $   590,132
                                                  -----------

BANKS (4.1%)
Bank of New York Co., Inc.
 (The)..........................     12,200           447,587
Mellon Bank Corp................     11,400           414,675
                                                  -----------
                                                      862,262
                                                  -----------
BEVERAGES (1.2%)
Anheuser-Busch Cos. Inc.........      3,500           248,281
                                                  -----------
BROADCAST/MEDIA (3.5%)
Chancellor Media Corp. (a)......      9,200           507,150
Fox Entertainment Group Inc.--
 Class A (a)....................      8,900           239,744
                                                  -----------
                                                      746,894
                                                  -----------
CHEMICALS (2.8%)
Monsanto Co.....................     15,200           599,450
                                                  -----------

COMPUTER SOFTWARE & SERVICES (3.0%)
First Data Corp.................     13,200           645,975
                                                  -----------
COMPUTER SYSTEMS (7.1%)
Compaq Computer Corp............      3,800            90,012
International Business Machines
 Corp...........................      6,600           853,050
Seagate Technology Inc. (a).....     21,600           553,500
                                                  -----------
                                                    1,496,562
                                                  -----------
CONTAINERS--METALS & GLASS (2.0%)
Owens-Illinois, Inc. (a)........     12,800           418,400
                                                  -----------
ELECTRICAL EQUIPMENT (5.8%)
General Electric Co.............      6,200           700,600
Koninklijke Philips
 Electronics....................      5,152           519,708
                                                  -----------
                                                    1,220,308
                                                  -----------
ELECTRONICS (3.8%)
Texas Instruments Inc...........      5,500           797,500
                                                  -----------

ENTERTAINMENT (1.0%)
Walt Disney Co. (The)...........      6,700           206,444
                                                  -----------

--------------
 + Percentages indicated are based on Fund net assets.

                                    Shares           Value
                                  ---------------------------
FOOD (5.2%)
Nabisco Holdings Corp.--Class
 A..............................     13,100       $   566,575
Ralston Purina Co...............     17,300           526,569
                                                  -----------
                                                    1,093,144
                                                  -----------
FOOD & HEALTH CARE DISTRIBUTORS (1.5%)
McKesson HBOC, Inc..............      9,800           314,825
                                                  -----------

HARDWARE & TOOLS (2.6%)
Black & Decker Corp. (The)......      8,700           549,187
                                                  -----------

HEALTH CARE--DRUGS (1.7%)
Pfizer Inc......................      3,300           362,175
                                                  -----------

HEALTH CARE--MISCELLANEOUS (5.3%)
Johnson & Johnson...............      5,900           578,200
Warner-Lambert Co...............      7,800           541,125
                                                  -----------
                                                    1,119,325
                                                  -----------
INSURANCE (8.5%)
Ace, Ltd........................     14,800           418,100
Aetna Inc.......................      5,200           465,075
EXEL Ltd.--Class A..............      7,100           401,150
Partnerre Ltd...................      8,200           306,475
Tokio Marine & Fire Insurance
 Co. Ltd. (The).................      3,500           196,438
                                                  -----------
                                                    1,787,238
                                                  -----------
MANUFACTURING (2.1%)
AlliedSignal Inc................      3,600           226,800
Tyco International Ltd..........      2,400           227,400
                                                  -----------
                                                      454,200
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (4.3%)
KeySpan Energy Corp.............     14,500           382,438
Williams Cos., Inc. (The).......     12,200           519,262
                                                  -----------
                                                      901,700
                                                  -----------
OFFICE EQUIPMENT & SUPPLIES (1.6%)
Xerox Corp......................      5,600           330,750
                                                  -----------

OIL & GAS--EQUIPMENT & SERVICES (2.3%)
Schlumberger N. V. .............      7,500           477,656
                                                  -----------

OIL & GAS--EXPLORATION & PRODUCTION (1.8%)
Unocal Corp.....................      9,600           380,400
                                                  -----------

OIL--INTEGRATED INTERNATIONAL (2.8%)
Chevron Corp....................      3,300           314,119
Conoco Inc.--Class A............      9,900           275,962
                                                  -----------
                                                      590,081
                                                  -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

PUBLISHING (4.5%)
Tribune Co......................     11,000       $   958,375
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (2.0%)
Loral Space & Communications
 Ltd. (a).......................     23,100           415,800
                                                  -----------

TELEPHONE (6.1%)
Bell Atlantic Corp..............     10,800           706,050
BellSouth Corp..................     12,300           576,563
                                                  -----------
                                                    1,282,613
                                                  -----------
Total Common Stocks
 (Cost $16,077,225).............                   18,849,677
                                                  -----------

PREFERRED STOCKS (3.8%)

BROADCAST/MEDIA (3.7%)
News Corp. Ltd.--Pfd. (b).......     24,400           770,125
                                                  -----------

CONTAINERS--METALS & GLASS (0.1%)
Owens-Illinois, Inc. 4.75%
 (Conv).........................        700            30,625
                                                  -----------
Total Preferred Stocks
 (Cost $668,911)................                      800,750
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENT (10.1%)

TIME DEPOSIT (10.1%)
Cayman Bank of New York
 4.125%, due 7/1/99.............  $2,138,000      $ 2,138,000
                                                  -----------
Total Short-Term Investment
 (Cost $2,138,000)..............                    2,138,000
                                                  -----------
Total Investments
 (Cost $18,884,136) (c).........      103.3%       21,788,427(d)
Liabilities in Excess of Cash
 and Other Assets...............       (3.3)         (701,517)
                                      -----       -----------
Net Assets......................      100.0%      $21,086,910
                                      =====       ===========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt
(c) The cost for Federal income tax purposes is $18,937,219.
(d) At June 30, 1999, net unrealized appreciation was $2,851,208, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,465,438 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $614,230.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $18,884,136)..............................................       $21,788,427
Cash........................................................               749
Receivables:
  Investment securities sold................................         1,698,212
  Fund shares sold..........................................           145,083
  Dividends and interest....................................             7,310
Unamortized organization expense............................            52,942
                                                                   -----------
        Total assets........................................        23,692,723
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         2,517,813
  Transfer agent............................................             9,159
  NYLIFE Distributors.......................................             8,974
  MainStay Management.......................................             7,993
  Custodian.................................................             4,495
  Fund shares redeemed......................................               810
  Trustees..................................................               158
Accrued expenses............................................            56,411
                                                                   -----------
        Total liabilities...................................         2,605,813
                                                                   -----------
Net assets..................................................       $21,086,910
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    10,817
  Class B...................................................             6,431
  Class C...................................................               563
Additional paid-in capital..................................        17,760,327
Accumulated net investment loss.............................           (39,904)
Accumulated undistributed net realized gain on
  investments...............................................           444,385
Net unrealized appreciation on investments..................         2,904,291
                                                                   -----------
Net assets..................................................       $21,086,910
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,846,893
                                                                   ===========
Shares of beneficial interest outstanding...................         1,081,681
                                                                   ===========
Net asset value per share outstanding.......................       $     11.88
Maximum sales charge (5.50% of offering price)..............              0.69
                                                                   -----------
Maximum offering price per share outstanding................       $     12.57
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 7,576,758
                                                                   ===========
Shares of beneficial interest outstanding...................           643,074
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.78
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   663,259
                                                                   ===========
Shares of beneficial interest outstanding...................            56,294
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.78
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  117,919
  Interest..................................................      24,081
                                                              ----------
    Total income............................................     142,000
                                                              ----------
Expenses:
  Management................................................      74,701
  Transfer agent............................................      34,530
  Distribution--Class B.....................................      22,229
  Distribution--Class C.....................................       1,485
  Service--Class A..........................................      14,066
  Service--Class B..........................................       7,410
  Service--Class C..........................................         495
  Shareholder communication.................................      20,618
  Registration..............................................      15,371
  Professional..............................................      14,651
  Organization..............................................       6,689
  Recordkeeping.............................................       6,000
  Custodian.................................................       5,184
  Trustees..................................................         233
  Miscellaneous.............................................       6,979
                                                              ----------
    Total expenses before reimbursement.....................     230,641
Expense reimbursement by Manager............................     (48,737)
                                                              ----------
    Net Expenses............................................     181,904
                                                              ----------
Net investment loss.........................................     (39,904)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     908,464
Net change in unrealized appreciation on investments........   1,714,783
                                                              ----------
Net realized and unrealized gain on investments.............   2,623,247
                                                              ----------
Net increase in net assets resulting from operations........  $2,583,343
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $1,356.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                 Six months       June 1, 1998**
                                                                   ended              through
                                                               June 30, 1999*    December 31, 1998
                                                              ----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $   (39,904)        $  (107,527)
  Net realized gain (loss) on investments...................        908,464            (464,079)
  Net change in unrealized appreciation on investments......      1,714,783           1,189,508
                                                                -----------         -----------
  Net increase in net assets resulting from operations......      2,583,343             617,902
                                                                -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................        965,848          10,183,730
    Class B.................................................      2,560,741           4,678,889
    Class C.................................................        462,075             124,376
  Cost of shares redeemed:
    Class A.................................................       (148,705)           (123,065)
    Class B.................................................       (440,627)           (376,840)
    Class C.................................................           (755)                 (2)
                                                                -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................      3,398,577          14,487,088
                                                                -----------         -----------
      Net increase in net assets............................      5,981,920          15,104,990
NET ASSETS:
Beginning of period.........................................     15,104,990                  --
                                                                -----------         -----------
End of period...............................................    $21,086,910         $15,104,990
                                                                ===========         ===========
Accumulated net investment loss at end of period............    $   (39,904)        $        --
                                                                ===========         ===========

-------
 * Unaudited.
** Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                        Class A                     Class B                     Class C
                                               -------------------------   -------------------------   --------------------------
                                               Six months     June 1*      Six months     June 1*      Six months   September 1**
                                                 ended        through        ended        through        ended         through
                                                June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                                                 1999+          1998         1999+          1998         1999+          1998
                                               ----------   ------------   ----------   ------------   ----------   -------------
Net asset value at beginning of period.......   $ 10.30       $ 10.00       $ 10.25       $ 10.00       $ 10.25        $  8.30
                                                -------       -------       -------       -------       -------        -------
Net investment loss (a)......................     (0.01)        (0.07)        (0.05)        (0.10)        (0.05)         (0.06)
Net realized and unrealized gain on
  investments................................      1.59          0.37          1.58          0.35          1.58           2.01
                                                -------       -------       -------       -------       -------        -------
Total from investment operations.............      1.58          0.30          1.53          0.25          1.53           1.95
                                                -------       -------       -------       -------       -------        -------
Net asset value at end of period.............   $ 11.88       $ 10.30       $ 11.78       $ 10.25       $ 11.78        $ 10.25
                                                =======       =======       =======       =======       =======        =======
Total investment return (b)..................     15.34%         3.00%        14.93%         2.50%        14.93%         23.49%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment loss......................     (0.18%)       (1.48%)       (0.93%)       (2.23%)       (0.93%)        (2.23%)
    Net expenses.............................      1.80%         3.15%         2.55%         3.90%         2.55%          3.90%
    Expenses (before reimbursement)..........      2.35%         3.15%         3.10%         3.90%         3.10%          3.90%
Portfolio turnover rate......................        37%           53%           37%           53%           37%            53%
Net assets at end of period (in 000's).......   $12,847       $10,378       $ 7,577       $ 4,589       $   663        $   138

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter

Notes to Financial Statements unaudited


securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Research Value Fund


USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $74,701 and reimbursed the Fund $48,737.

Pursuant to the terms of a Sub-advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $3,264 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B shares of $9,135 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $34,530.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A and Class B with net asset values of $10,692,000 and $1,178,000, respectively. This represents 83.2% and 15.5%, respectively, of the net assets at period end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $242 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $410,996 was available, to the extent provided by regulations, to offset future realized gains through 2006.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $9,279 and $6,195, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment

MainStay Research Value Fund


amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          Six months ended                         June 1, 1998* through
                                           June 30, 1999+                            December 31, 1998
                                 -----------------------------------       -------------------------------------
                                 Class A       Class B       Class C       Class A       Class B       Class C**
                                 -------       -------       -------       -------       -------       ---------
Shares sold....................     91           237           43           1,021          488            13
Shares redeemed................    (17)          (42)          --             (13)         (40)           --
                                   ---           ---           --           -----          ---            --
Net increase...................     74           195           43           1,008          448            13
                                   ===           ===           ==           =====          ===            ==

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     RESEARCH VALUE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Research Value. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA23-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3

                                                              $10,000 Invested in the MainStay Small
                                                              Cap Growth Fund versus Russell 2000
                                                              Index and Inflation--Class A, Class B,
                                                              and Class C Shares                          4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6

                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7

                                                              Returns and Lipper Ratings                  8

                                                              Portfolio of Investments                    9

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES SEC Returns: 1 Year 12.24%, Since Inception 20.17%
[LINE GRAPH]

                                                       MAINSTAY
                                                       SMALL CAP
     PERIOD END                                       GROWTH FUND              RUSSELL 2000 INDEX*           INFLATION (CPI)+
     ----------                                       -----------              -------------------           ----------------
6/01/98                                                  9450.00                    10000.00                    10000.00
6/98                                                    10272.00                    10021.00                    10006.00
9/98                                                     8505.00                     8002.00                    10043.00
12/98                                                    9932.00                     9307.00                    10098.00
3/99                                                    10159.00                     8802.00                    10135.00
6/99                                                    12200.00                    10136.00                    10209.00

CLASS B SHARES SEC Returns: 1 Year 12.86%, Since Inception 21.99%
[LINE GRAPH]

                                                       MAINSTAY
                                                       SMALL CAP
     PERIOD END                                       GROWTH FUND              RUSSELL 2000 INDEX*           INFLATION (CPI)+
     ----------                                       -----------              -------------------           ----------------
6/01/98                                                 10000.00                    10000.00                    10000.00
6/98                                                    10860.00                    10021.00                    10006.00
9/98                                                     8980.00                     8002.00                    10043.00
12/98                                                   10460.00                     9307.00                    10098.00
3/99                                                    10680.00                     8802.00                    10135.00
6/99                                                    12288.00                    10136.00                    10209.00

CLASS C SHARES SEC Returns: 1 Year 16.86%, Since Inception 25.62%
[LINE GRAPH]

                                                       MAINSTAY
                                                       SMALL CAP
     PERIOD END                                       GROWTH FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
     ----------                                       -----------              -------------------          ----------------
6/01/98                                                 10000.00                    10000.00                    10000.00
6/98                                                    10860.00                    10021.00                    10006.00
9/98                                                     8980.00                     8002.00                    10043.00
12/98                                                   10460.00                     9307.00                    10098.00
3/99                                                    10680.00                     8802.00                    10135.00
6/99                                                    12800.00                    10136.00                    10209.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 1999 was a study in market contrasts. The first quarter brought a continuation of former trends, with a handful of large-capitalization growth stocks and a few smaller Internet names dominating the market's advances. In April, however, signs of a global economic recovery resulted in a significant shift. The large-cap leaders slipped on concerns over rising interest rates and rich valuations. The broader market averages firmed, with small-cap and value stocks solidly outpacing their large-cap growth counterparts in all but the final two weeks of the second quarter of 1999. When the markets perceived that the Federal Reserve Board was not poised for a series of interest rate hikes, all segments of the equity market advanced at the quarter's end.

RETURNS AHEAD OF THE AVERAGE PEER FUND

For the six months ended June 30, 1999, the MainStay Small Cap Growth Fund returned 22.84% for Class A shares and 22.37% for Class B and Class C shares, excluding all sales charges. All share classes returned more than twice the 8.56% total return of the average Lipper(1) small-cap fund. The Fund performed strongly largely as a result of the relative strength of its technology holdings.

SHIFTING THE FUND'S FOCUS

Perhaps the most important decision that we made for the Fund during the first half of the year involved significantly increasing its technology exposure, by adding several stocks, including Legato and Great Plains Software. As part of this decision, we shifted strategy in mid-February by beginning to include Internet stocks among the Fund's purchases. The Fund continued to seek companies with strong and highly visible long-term growth prospects. Given the pace and magnitude of expansion in this area, however, we focused less on near-term earnings and more on discounted future cash flow for these fledgling companies. The Fund has established positions in Ariba, InterVU, and VerticalNet. Overall, the Fund's Internet stocks had a strongly positive impact on performance.

In addition to Internet-related names, we added significantly to the Fund's communication networks and customer services software holdings, with Tut Systems, Covad Communications Company, and Clarify. The Fund also had significant holdings in fiber-channel storage, with shares of QLogic and Emulex, and hardware and software architecture for digital consumer electronics, with shares of SanDisk Corp. All of these holdings had a positive impact on the Fund's performance.

During the reporting period, we moved to reduce the Fund's exposure to health care services stocks, which helped position the Fund more advantageously as government inquiries and changes in regulations and reimbursement schedules continued to plague the industry. We also lightened the Fund's weighting in traditional financial stocks as the sector continued to significantly underperform.

-------
(1) See page 8 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98
AND SIX MONTHS ENDED 6/30/99

[PERFORMANCE CHART; LINE GRAPH]

                                                                                   TOTAL RETURN %
                                                                 -----------------------------------------------
PERIOD END                                                       CLASS A                     CLASS B AND CLASS C
----------                                                       -------                     -------------------
12/98                                                              5.10                               4.60
6/99                                                              22.84                              22.37

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 8 for more information on performance.




RESHAPING PORTFOLIO HOLDINGS

As the end of the first half neared, we did some housecleaning to reshape the Fund's portfolio. Specifically, we pared a few of the larger-cap holdings to avoid capitalization drift within the Fund. The Fund also sold three stocks--Central Parking, Consolidated Graphics, and Blue Rhino--that it had purchased on anticipation that the companies would benefit from industry consolidation. Unfortunately, they failed to live up to their promise and detracted from the Fund's performance. We also sold the Fund's one beleaguered assisted-living stock, Sunrise Assisted Living, which also had a negative impact on the Fund's results.

On the positive side, we took advantage of recent price declines to add a few core software names to the Fund, including Peregrine. We reentered the financial sector by adding stocks of nonbank financial firms that provide services designed to boost business profitability and competitiveness. These additions to the Fund's portfolio included Towne Services, Advent Software, and WIT Capital. Finally, in addition to Ariba, mentioned earlier, the Fund added commerce and business inter- and intranet systems integrators, Viant and iXL, as well as an electronics contract manufacturer, Benchmark Electronics, seeking to benefit from rising demand for the services these companies provide.

LOOKING AHEAD

Small-cap equities remain historically undervalued compared to their large-cap counterparts. We believe that market and earnings growth prospects for small-cap growth companies remain strong. Whatever the markets may bring, the Fund will continue to seek long-term growth of capital by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                        1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A             18.77%                    26.62%
    Class B             17.86%                    25.62%
    Class C             17.86%                    25.62%

   FUND SEC RETURNS*

                        1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A             12.24%                    20.17%
    Class B             12.86%                    21.99%
    Class C             16.86%                    25.62%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                          1 YEAR          LIFE OF FUND THROUGH 6/30/99
Class A             91 out of 698 funds       57 out of 686 funds
Class B             96 out of 698 funds       61 out of 686 funds
Class C                    n/a                       n/a
Average Lipper
small-cap fund            1.93%                     3.50%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $12.91      $0.0000      $0.0000
    Class B     $12.80      $0.0000      $0.0000
    Class C     $12.80      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

Portfolio of Investments June 30, 1999 unaudited

                                    Shares           Value
                                  ---------------------------
COMMON STOCKS (97.2%)+

AEROSPACE/DEFENSE (0.9%)
HEICO Corp. ....................     21,000       $   509,250
                                                  -----------

BANKS (0.8%)
Cullen/Frost Bankers, Inc. .....     17,800           490,612
                                                  -----------

BROADCAST/MEDIA (1.6%)
Citadel Communications Corp.
 (a)............................     25,600           926,400
                                                  -----------

BUILDING MATERIALS (1.4%)
U.S. Concrete, Inc. (a).........     85,000           807,500
                                                  -----------
CHEMICALS (1.3%)
MacDermid, Inc. ................     16,000           744,000
                                                  -----------

COMMUNICATIONS--EQUIPMENT (2.1%)
Orckit Communications Ltd.
 (a)............................     25,000           618,750
Plantronics, Inc. (a)...........      9,400           612,175
                                                  -----------
                                                    1,230,925
                                                  -----------

COMPUTER SOFTWARE & SERVICES (16.1%)
Advent Software, Inc. (a).......      8,300           556,100
Ariba, Inc. (a).................     10,500         1,021,125
Clarify Inc. (a)................     18,000           742,500
Complete Business Solutions,
 Inc. (a).......................     17,000           304,937
Exchange Applications, Inc.
 (a)............................     21,500           876,125
Fundtech Ltd. (a)...............     15,000           389,063
Great Plains Software, Inc.
 (a)............................     13,500           637,031
i2 Technologies, Inc. (a).......     22,500           967,500
Legato Systems, Inc. (a)........     11,000           635,250
Marimba, Inc. (a)...............      5,000           263,437
Peregrine Systems, Inc. (a).....     25,000           642,188
QRS Corp. (a)...................     12,400           967,200
Sanchez Computer Associates,
 Inc. (a).......................     25,000           865,625
Towne Services, Inc. (a)........     20,000           157,500
Xoom.com, Inc. (a)..............      8,000           420,000
                                                  -----------
                                                    9,445,581
                                                  -----------

COMPUTER SYSTEMS (3.3%)
Brocade Communications Systems,
 Inc. (a).......................     10,200           983,662
SanDisk Corp. (a)...............     21,000           945,000
                                                  -----------
                                                    1,928,662
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                                    Shares           Value
                                  ---------------------------
COMPUTERS--NETWORKING (2.1%)
Emulex Corp. (a)................      5,300       $   589,293
Redback Networks (a)............      5,100           640,369
                                                  -----------
                                                    1,229,662
                                                  -----------

COSMETICS/PERSONAL CARE (0.8%)
Steiner Leisure Ltd. (a)........     15,000           454,687
                                                  -----------

ELECTRIC POWER COMPANIES (1.5%)
Calpine Corp. (a)...............     17,000           918,000
                                                  -----------

ELECTRICAL EQUIPMENT (2.5%)
Benchmark Electronics, Inc.
 (a)............................     18,000           646,875
Gilat Satellite Networks (a)....     15,600           819,000
                                                  -----------
                                                    1,465,875
                                                  -----------

ELECTRONICS (4.9%)
Mettler-Toledo International
 Inc. (a).......................     25,800           640,163
Optimal Robotics Corp. (a)......     40,000           397,500
QLogic Corp. (a)................      9,500         1,254,000
Waters Corp. (a)................     11,400           605,625
                                                  -----------
                                                    2,897,288
                                                  -----------

ENGINEERING & CONSTRUCTION (1.0%)
Tetra Tech, Inc. (a)............     35,250           581,625
                                                  -----------

FINANCE (1.6%)
Coinstar, Inc. (a)..............     17,200           493,425
Mutual Risk Management Ltd. ....     13,000           433,875
                                                  -----------
                                                      927,300
                                                  -----------

FOOD (1.0%)
American Italian Pasta Co.
 (a)............................     20,000           607,500
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS (0.8%)
Patterson Dental Co. (a)........     12,900           448,275
                                                  -----------

HEALTH CARE--DRUGS (2.5%)
AmeriSource Health Corp. (a)....     18,200           464,100
Andrx Corp. (a).................     13,400         1,033,475
                                                  -----------
                                                    1,497,575
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS (6.0%)
CONMED Corp. (a)................     26,000           796,250
Hanger Orthopedic Group, Inc.
 (a)............................     26,700           378,806
IDEXX Laboratories, Inc. (a)....     23,500           547,844
Ocular Sciences, Inc. (a).......     20,400           354,450


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

                                    Shares           Value
                                  ---------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Perclose, Inc. (a)..............     11,200       $   538,300
Xomed Surgical Products, Inc.
 (a)............................     19,050           927,497
                                                  -----------
                                                    3,543,147
                                                  -----------

HEALTH CARE--MISCELLANEOUS (1.1%)
MEDE AMERICA Corp. (a)..........     17,000           641,750
                                                  -----------

INTERNET SOFTWARE & SERVICES (12.4%)
BackWeb Technologies, Ltd.
 (a)............................     20,700           566,662
Covad Communications Group, Inc.
 (a)............................     21,000         1,119,563
InterVU Inc. (a)................     12,000           459,750
iXL Enterprises, Inc. (a).......     33,000           886,875
Media Metrix, Inc. (a)..........      6,000           319,500
Portal Software, Inc. (a).......     16,000           741,000
PSINet Inc. (a).................      7,700           336,875
StarMedia Network, Inc. (a).....     20,000         1,282,500
TheStreet.com, Inc. (a).........      9,000           324,000
VerticalNet, Inc. (a)...........      7,000           734,125
Viant Corp. (a).................     14,000           490,000
                                                  -----------
                                                    7,260,850
                                                  -----------
INVESTMENT BANK/BROKERAGE (2.3%)
Wit Capital Group, Inc. (a).....     40,000         1,360,000
                                                  -----------

MACHINERY--DIVERSIFIED (1.6%)
Applied Power Inc. .............     14,300           390,569
Manitowoc Company, Inc. (The)...     13,800           574,425
                                                  -----------
                                                      964,994
                                                  -----------
MISCELLANEOUS (0.5%)
Boyds Collection, Ltd. (The)
 (a)............................     17,500           302,969
                                                  -----------
RETAIL (6.2%)
Cost Plus Inc. (a)..............     14,000           637,000
Duane Reade Inc. (a)............     16,300           499,187
eToys Inc. (a)..................     11,000           448,250
Linens 'n Things, Inc. (a)......     17,300           756,875
Men's Wearhouse, Inc. (The)
 (a)............................     16,950           432,225
Talbots, Inc. (The).............     23,000           876,875
                                                  -----------
                                                    3,650,412
                                                  -----------

                                    Shares           Value
                                  ---------------------------

SCHOOLS (2.0%)
Bright Horizons Family
 Solutions, Inc. (a)............     27,000       $   509,625
Sylvan Learning Systems, Inc.
 (a)............................     24,000           652,500
                                                  -----------
                                                    1,162,125
                                                  -----------

SPECIALIZED SERVICES (13.6%)
Acxiom Corp. (a)................     19,500           486,281
Apollo Group, Inc. (a)..........     17,000           451,562
Corporate Executive Board Co.
 (The) (a)......................     26,000           924,625
Iron Mountain Inc. (a)..........     18,450           528,131
Lason, Inc. (a).................     16,900           838,663
MAXIMUS, Inc. (a)...............     17,200           496,650
MedQuist Inc. (a)...............     17,500           765,625
Metzler Group, Inc. (The) (a)...     17,900           494,488
Pre-Paid Legal Services, Inc.
 (a)............................     18,700           508,406
Profit Recovery Group
 International, Inc. (The)
 (a)............................     19,100           903,669
Quanta Services, Inc. (a).......     20,000           880,000
Valassis Communications, Inc.
 (a)............................     19,900           728,838
                                                  -----------
                                                    8,006,938
                                                  -----------

STEEL (0.9%)
Gibraltar Steel Corp. ..........     21,000           519,750
                                                  -----------

TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
GST Telecommunications, Inc.
 (a)............................     45,000           593,438
Tut Systems, Inc. (a)...........     10,000           489,375
                                                  -----------
                                                    1,082,813
                                                  -----------

TEXTILES--APPAREL MANUFACTURING (1.1%)
Gildan Activewear Inc. (a)......     40,000           675,000
                                                  -----------

TRANSPORTATION (1.5%)
Expeditors International of
 Washington, Inc. ..............     31,800           866,550
                                                  -----------
Total Common Stocks (Cost
 $40,513,548)...................                   57,148,015
                                                  -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Principal
                                    Amount           Value
                               ------------------------------
SHORT-TERM INVESTMENTS (2.9%)

COMMERCIAL PAPER (2.9%)
Ford Motor Credit Corp.
 5.65%, due 7/1/99..............  $ 240,000       $   240,000
General Electric Capital Corp.
 4.95%, due 7/7/99..............    455,000           454,624
Salomon Smith Barney Holdings
 Inc.
 5.00%, due 7/21/99.............  1,000,000           997,217
                                                  -----------
Total Short-Term Investments
 (Cost $1,691,841)..............                    1,691,841
                                                  -----------
Total Investments
 (Cost $42,205,389) (b).........      100.1%       58,839,856(c)
Liabilities in Excess of Cash
 and Other Assets...............       (0.1)          (68,485)
                                  ----------      -----------
Net Assets......................      100.0%      $58,771,371
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1999, net unrealized appreciation was $16,634,467, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,231,199 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,596,732.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $42,205,389)..............................................       $58,839,856
Cash........................................................           193,899
Receivables:
  Fund shares sold..........................................           327,225
  Investment securities sold................................           173,744
  Dividends and interest....................................             1,197
Unamortized organization expense............................            52,942
                                                                   -----------
        Total assets........................................        59,588,863
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           615,712
  Transfer agent............................................            44,185
  MainStay Management.......................................            43,694
  NYLIFE Distributors.......................................            29,541
  Fund shares redeemed......................................            17,648
  Custodian.................................................             8,201
  Trustees..................................................               296
Accrued expenses............................................            58,215
                                                                   -----------
        Total liabilities...................................           817,492
                                                                   -----------
Net assets..................................................       $58,771,371
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    17,896
  Class B...................................................            27,727
  Class C...................................................               130
Additional paid-in capital..................................        45,967,764
Accumulated net investment loss.............................          (492,579)
Accumulated net realized loss on investments................        (3,384,034)
Net unrealized appreciation on investments..................        16,634,467
                                                                   -----------
Net assets..................................................       $58,771,371
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,113,035
                                                                   ===========
Shares of beneficial interest outstanding...................         1,789,637
                                                                   ===========
Net asset value per share outstanding.......................       $     12.91
Maximum sales charge (5.50% of offering price)..............              0.75
                                                                   -----------
Maximum offering price per share outstanding................       $     13.66
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $35,491,639
                                                                   ===========
Shares of beneficial interest outstanding...................         2,772,712
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.80
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   166,697
                                                                   ===========
Shares of beneficial interest outstanding...................            13,022
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.80
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    18,647
  Interest..................................................       66,025
                                                              -----------
    Total income............................................       84,672
                                                              -----------
Expenses:
  Management................................................      210,567
  Transfer agent............................................      124,182
  Distribution--Class B.....................................       93,718
  Distribution--Class C.....................................          226
  Service--Class A..........................................       21,327
  Service--Class B..........................................       31,239
  Service--Class C..........................................           75
  Shareholder communication.................................       22,590
  Registration..............................................       19,150
  Professional..............................................       15,198
  Custodian.................................................       13,268
  Recordkeeping.............................................        8,673
  Organization..............................................        6,689
  Trustees..................................................          600
  Miscellaneous.............................................        9,749
                                                              -----------
    Total expenses..........................................      577,251
                                                              -----------
Net investment loss.........................................     (492,579)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,753,240)
Net change in unrealized appreciation on investments........   12,930,804
                                                              -----------
Net realized and unrealized gain on investments.............   11,177,564
                                                              -----------
Net increase in net assets resulting from operations........  $10,684,985
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $201.




  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months    June 1, 1998**
                                                                 ended          through
                                                               June 30,      December 31,
                                                                 1999*           1998
                                                              -----------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (492,579)    $  (290,244)
  Net realized loss on investments..........................   (1,753,240)     (1,630,794)
  Net change in unrealized appreciation on investments......   12,930,804       3,703,663
                                                              -----------     -----------
  Net increase in net assets resulting from operations......   10,684,985       1,782,625
                                                              -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    4,558,608      15,576,522
    Class B.................................................   12,631,767      21,163,932
    Class C.................................................      156,143             577
  Cost of shares redeemed:
    Class A.................................................   (1,047,602)       (991,817)
    Class B.................................................   (4,264,902)     (1,464,204)
    Class C.................................................      (15,251)            (12)
                                                              -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................   12,018,763      34,284,998
                                                              -----------     -----------
      Net increase in net assets............................   22,703,748      36,067,623
NET ASSETS:
Beginning of period.........................................   36,067,623              --
                                                              -----------     -----------
End of period...............................................  $58,771,371     $36,067,623
                                                              ===========     ===========
Accumulated net investment loss at end of period............  $  (492,579)    $        --
                                                              ===========     ===========

-------

 *   Unaudited.
**   Commencement of operations.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                              Class A                      Class B                      Class C
                                     --------------------------   -------------------------   ---------------------------
                                     Six months      June 1*      Six months     June 1*      Six months   September 1**
                                       ended         through        ended        through        ended         through
                                      June 30,    December 31,     June 30,    December 31,    June 30,     December 31,
                                       1999+          1998          1999+          1998         1999+           1998
                                     ----------   ------------    ----------   ------------   ----------   -------------
Net asset value at beginning of
  period...........................   $ 10.51        $ 10.00       $ 10.46       $ 10.00        $10.46         $ 8.43
                                      -------        -------       -------       -------        ------         ------
Net investment loss (a)............     (0.10)        (0.10)         (0.13)       (0.12)         (0.13)         (0.09)
Net realized and unrealized gain on
  investments......................      2.50           0.61          2.47          0.58          2.47           2.12
                                      -------        -------       -------       -------        ------         ------
Total from investment operations...      2.40           0.51          2.34          0.46          2.34           2.03
                                      -------        -------       -------       -------        ------         ------
Net asset value at end of period...   $ 12.91        $ 10.51       $ 12.80       $ 10.46        $12.80         $10.46
                                      =======        =======       =======       =======        ======         ======
Total investment return (b)........     22.84%          5.10%        22.37%         4.60%        22.37%         24.08%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment loss............     (1.89%)        (2.12%)       (2.64%)       (2.87%)       (2.64%)        (2.87%)
    Expenses.......................      2.30%          2.63%         3.05%         3.38%         3.05%          3.38%
Portfolio turnover rate............        57%            32%           57%           32%           57%            32%
Net assets at end of period
  (in 000's).......................   $23,113        $15,319       $35,492       $20,748        $  167         $    1

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National

Notes to Financial Statements unaudited


Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

MainStay Small Cap Growth Fund


The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $210,567.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $11,294 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $21,160 and $188, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $124,182.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A with a net asset value of $11,619,000. This represents 50.3% of the net assets of Class A at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $588 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $8,673 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $1,410,209 was available, to the extent provided by regulations, to offset future realized gains through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $220,585 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $34,978 and $23,887, respectively.

MainStay Small Cap Growth Fund


NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 Six months ended             June 1, 1998* through
                                                  June 30, 1999+                December 31, 1998
                                            ---------------------------   -----------------------------
                                            Class A   Class B   Class C   Class A   Class B   Class C**
                                            -------   -------   -------   -------   -------   ---------
Shares sold...............................    434      1,206      14       1,563     2,140         1
Shares redeemed...........................   (102)      (416)     (1)       (106)     (157)       --
                                             ----      -----      --       -----     -----       ---
Net increase..............................    332        790      13       1,457     1,983         1
                                             ====      =====      ==       =====     =====       ===

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     SMALL CAP GROWTH FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Small Cap Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA24-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3

                                                              $10,000 Invested in the MainStay Small
                                                              Cap Value Fund versus Russell 2000 Index
                                                              and Inflation--Class A, Class B, and
                                                              Class C Shares                              4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6

                                                              Fund Performance for the Since-Inception
                                                              Period Ended 12/31/98 and Six Months
                                                              Ended 6/30/99                               7

                                                              Returns and Lipper Rankings                 9

                                                              Portfolio of Investments                   10

                                                              Financial Statements                       12

                                                              Notes to Financial Statements              16

                                                              The MainStay Funds                         21

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay Small Cap
Value Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES SEC Returns: 1 Year -5.50%, Since Inception -8.17%
[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
      PERIOD END                                          FUND                 RUSSELL 2000 INDEX*             INFLATION+
      ----------                                ------------------------       -------------------             ----------
6/1/98                                                 $ 9450.00                   $10000.00                   $10000.00
6/98                                                     9119.00                    10021.00                    10006.00
9/98                                                     7532.00                     8002.00                    10043.00
12/98                                                    8533.00                     9307.00                    10098.00
3/99                                                     7749.00                     8802.00                    10135.00
6/99                                                     9119.00                    10136.00                    10209.00

CLASS B SHARES SEC Returns: 1 Year -5.59%, Since Inception -7.45%
[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
      PERIOD END                                          FUND                 RUSSELL 2000 INDEX*             INFLATION+
      ----------                                ------------------------       -------------------             ----------
6/1/98                                                 $10000.00                   $10000.00                   $10000.00
6/98                                                     9640.00                    10021.00                    10006.00
9/98                                                     7950.00                     8002.00                    10043.00
12/98                                                    9000.00                     9307.00                    10098.00
3/99                                                     8150.00                     8802.00                    10135.00
6/99                                                     9180.00                    10136.00                    10209.00

CLASS C SHARES SEC Returns: 1 Year -1.62%, Since Inception -3.89%
[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
      PERIOD END                                          FUND                 RUSSELL 2000 INDEX*             INFLATION+
      ----------                                ------------------------       -------------------             ----------
6/1/98                                                 $10000.00                   $10000.00                   $10000.00
6/98                                                     9640.00                    10021.00                    10006.00
9/98                                                     7950.00                     8002.00                    10043.00
12/98                                                    9000.00                     9307.00                    10098.00
3/99                                                     8150.00                     8802.00                    10135.00
6/99                                                     9580.00                    10136.00                    10209.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of Class B shares for periods from 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The small-cap equity market in general, and small-cap value stocks in particular, experienced a volatile, but record-breaking run during the six months ended June 30, 1999. In fact, for the first time in seven quarters, in the second quarter of 1999, the Russell 2000 Index(1) dramatically outperformed the S&P 500 Index,(2) returning more than twice as much as the large-cap benchmark. Within the small-cap sector, value stocks outperformed growth stocks in the second quarter of the year, although small-cap growth stocks outperformed small-cap value equities for the six months ended June 30, 1999.

Several factors stimulated this rather spectacular reversal of fortune.

- The global economy started to improve, largely as a result of monetary easing by central banks around the world. This improved outlook was reflected in accelerated growth in small-cap company earnings, which in turn, was reflected in stock gains.

- There was increasing interest in small-cap stocks from a wide range of buyers, as the all-time low valuations of small-cap companies relative to larger-cap issues among publicly traded securities have been far superior to the value differences institutional investors have seen in the market for privately placed securities.

- After appreciating 43% during the first quarter, the Inter@ctive Week Internet Index(3) of approximately 50 Internet stocks gained only 2% during the second quarter. This increase in activity beyond technology issues benefited many small-cap value stocks and had a positive impact on the Fund's performance.

As investor sentiments shifted in the second quarter of 1999, higher oil prices led to stronger performance in energy-related stocks. Spurred on by positive corporate earnings surprises, cyclical stocks (known for rising quickly in favorable times and falling quickly in weaker periods) showed renewed strength. Other small-cap value sectors also showed strong performance during the reporting period.

STRONG SECOND QUARTER PERFORMANCE

For the six months ended June 30, 1999, the MainStay Small Cap Value Fund returned 6.87% for Class A shares and 6.44% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(4) small-cap fund, which returned 8.56% over the same period. The primary reason for the Fund's shortfall was sticking to our discipline of seeking companies with true value characteristics, such as low price-to-earnings and price-to-book ratios, during a six-month period when small-cap growth stocks outperformed small-cap value stocks.

As we became more confident of the prospects for accelerating global growth, we increased the Fund's exposure to the industrial and consumer cyclical sectors. These moves contributed positively to performance, with the biggest boost coming from consumer cyclicals. We reduced the Fund's weighting in the underperforming financial services sector

-------
(1) See page 5 for additional information about the Russell 2000 Index.

(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(3) The American Stock Exchange (AMEX) Inter@ctive Week Internet Index (IIX) is a collection of approximately 50 Internet-related companies (as of 6/30/99) that gives investors a formal measure of the performance of the emerging Internet industry.

(4) See page 9 for additional information about Lipper, Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIOD ENDED 12/31/98 AND SIX MONTHS ENDED 6/30/99

[PERFORMANCE CHART; LINE GRAPH]

                                                                            TOTAL RETURN %
                                                               ----------------------------------------
PERIOD END                                                     CLASS A              CLASS B AND CLASS C
----------                                                     -------              -------------------
 12/98                                                          -9.70                     -10.00
 6/99                                                            6.87                       6.44

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.



through the sale of several insurance and bank stocks. It is worth noting that for the second quarter, the Fund returned 17.68% for Class A shares and 17.55% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper small-cap fund, which returned 15.56% during the second quarter of 1999.

CONSUMER-CYCLICAL SECTOR FOCUS

Two of the Fund's holdings in the retail sector, Claire's Stores and Haverty Furniture, were up 58% and 60%, respectively, from the beginning of the year until they were sold in the second quarter, placing them among the portfolio's top performers during the first half of 1999. Both companies reported strong sales growth, while keeping expenses under tight control. The Fund sold these stocks during the second quarter because, after sharp appreciation, they no longer met our value criteria. The Fund's consumer sector was bolstered by the addition of Buffets, a restaurant operator, and Smithfield Foods, an undervalued food processor.

The Fund also benefited from external interest in several companies in its portfolio. During the first half of the year, six holdings received takeover bids at significant premiums, including Berkshire Realty, Oneida Ltd., Optek Technology, and Varlen Corp. We sold Varlen Corp. before its takeover was completed and Optek Technology upon its acquisition. The Fund also sold The DII Group, Inc. in the technology sector, which reached a level that no longer met our value criteria. Technology additions to the Fund included printed circuit board manufacturer Hadco and telecom equipment maker Tekelec. We continue to believe that many of the stocks the Fund holds are attractive to outside buyers.

Other additions to the Fund's portfolio included A. Schulman, a specialty resin manufacturer expected to report improving profits, especially in Europe, and Orthodontic Centers of America, the leading consolidator and operator of orthodontic offices, which should continue its above-average growth.

Perhaps the portfolio's worst performers were American Medical Security and Reliance Group Holdings, two insurance companies that underperformed due to disappointing underwriting trends. Plantronics, a company that had benefited from growth in headset demand and was one of the Fund's top performers in 1998, was also a poor performer during this semiannual period. This company had no fundamental problems, but its strong price gain during the previous year was difficult to sustain.

LOOKING FORWARD

Even with their recovery in the second quarter of 1999, small-cap stocks remain at unprecedented discounts in valuation to the S&P 500. This discrepancy has not gone unrecognized by strategic buyers, and we believe such ongoing, attractive relative valuations are gaining the attention of individual investors as well. We believe small-cap stocks should continue to do well as long as the economy continues on its expected growth path.

Given this outlook, we will seek to use the expected volatility of the market to make new stock purchases or add to existing Fund positions at attractive prices. In particular, we anticipate adding to the Fund's holdings in the financial sector, which we believe is attractively valued and may incur increasing merger activity. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                          LIFE OF FUND
                               1 YEAR    THROUGH 6/30/99
    Class A                     0.00%        -3.24%
    Class B                    -0.62%        -3.89%
    Class C                    -0.62%        -3.89%

   FUND SEC RETURNS*

                                          LIFE OF FUND
                               1 YEAR    THROUGH 6/30/99
    Class A                    -5.50%        -8.17%
    Class B                    -5.59%        -7.45%
    Class C                    -1.62%        -3.89%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                             LIFE OF FUND
                                 1 YEAR     THROUGH 6/30/99
    Class A                    299 out of     399 out of
                               698 funds       686 funds
    Class B                    322 out of     424 out of
                               698 funds       686 funds
    Class C                       n/a             n/a
    Average Lipper
    small-cap fund               1.93%           3.50%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99   INCOME    CAPITAL GAINS
    Class A     $9.65      $0.0000      $0.0000
    Class B     $9.58      $0.0000      $0.0000
    Class C     $9.58      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/99.

MainStay Small Cap Value Fund

                                    Shares           Value
                                  ---------------------------
COMMON STOCKS (94.4%)+
AUTO PARTS & EQUIPMENT (3.5%)
Aftermarket Technology Corp.
 (a)............................      37,900      $   431,112
Borg-Warner Automotive, Inc. ...       5,800          319,000
Mark IV Industries, Inc. .......      16,300          344,338
                                                  -----------
                                                    1,094,450
                                                  -----------
BANKS (6.1%)
Colonial BancGroup, Inc.
 (The)..........................      28,300          394,431
ISB Financial Corp..............      13,200          283,800
Local Financial Corp. (a).......      36,400          364,000
Peoples Heritage Financial
 Group, Inc. ...................      22,150          416,697
Staten Island Bancorp, Inc. ....      24,800          446,400
                                                  -----------
                                                    1,905,328
                                                  -----------
BROADCAST/MEDIA (2.0%)
Jones Intercable, Inc. Class A
 (a)............................      12,500          612,500
                                                  -----------

BUILDING MATERIALS (2.8%)
NCI Building Systems, Inc.
 (a)............................      11,300          241,537
Simpson Manufacturing Co., Inc.
 (a)............................      13,600          646,000
                                                  -----------
                                                      887,537
                                                  -----------
CHEMICALS (1.8%)
Schulman (A.), Inc. ............      33,700          579,219
                                                  -----------
COMMUNICATIONS--EQUIPMENT (4.6%)
EMS Technologies, Inc. (a)......      21,700          314,650
Plantronics, Inc. (a)...........       7,600          494,950
Tekelec (a).....................      52,400          638,625
                                                  -----------
                                                    1,448,225
                                                  -----------
COMPUTER SOFTWARE & SERVICES (3.6%)
Systems & Computer Technology
 Corp. (a)......................      16,700          243,194
THQ Inc. (a)....................      30,600          879,750
                                                  -----------
                                                    1,122,944
                                                  -----------
COMPUTER SYSTEMS (1.6%)
Hutchinson Technology Inc.
 (a)............................      18,200          505,050
                                                  -----------

ELECTRIC POWER COMPANIES (2.0%)
TNP Enterprises, Inc............      17,400          630,750
                                                  -----------
ELECTRICAL EQUIPMENT (5.1%)
Hadco Corp. (a).................      11,700          465,075
Harman International Industries,
 Inc. ..........................      14,800          651,200
Harmon Industries, Inc. ........       3,800           75,287
Technitrol, Inc. ...............      12,300          396,675
                                                  -----------
                                                    1,588,237
                                                  -----------

----------
+ Percentages indicated are based on Fund net assets.

                                    Shares           Value
                                  ---------------------------
ELECTRONICS (1.9%)
Etec Systems, Inc. (a)..........      18,100      $   601,825
                                                  -----------

ENERGY (1.4%)
C&D Technologies, Inc. .........      14,800          453,250
                                                  -----------

FOOD (1.8%)
Smithfield Foods, Inc. (a)......      17,400          581,812
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS (5.3%)
Arrow International, Inc. ......      14,400          372,600
DENTSPLY International, Inc. ...      20,300          568,400
West Pharmaceutical Services,
 Inc. ..........................      18,200          714,350
                                                  -----------
                                                    1,655,350
                                                  -----------
HEALTH CARE--MISCELLANEOUS (4.9%)
Mallinckrodt Inc. ..............      14,300          520,163
Orthodontic Centers of America
 Inc. (a).......................      39,600          559,350
US Oncology, Inc. (a)...........      38,296          459,552
                                                  -----------
                                                    1,539,065
                                                  -----------
HOMEBUILDING (2.3%)
Coachmen Industries, Inc. ......      11,200          260,400
Skyline Corp. ..................      15,400          451,412
                                                  -----------
                                                      711,812
                                                  -----------
HOUSEWARES (1.2%)
Oneida Ltd. ....................      13,700          385,312
                                                  -----------

INSURANCE (1.1%)
American Medical Security Group,
 Inc. ..........................      39,200          338,100
                                                  -----------

MACHINERY--DIVERSIFIED (2.8%)
IDEX Corp. .....................      12,700          417,513
Specialty Equipment Cos., Inc.
 (a)............................      15,500          456,281
                                                  -----------
                                                      873,794
                                                  -----------
MANUFACTURING (6.9%)
Brady Corp. Class A.............      11,700          380,250
CLARCOR Inc. ...................      17,500          335,781
Harsco Corp. ...................       9,100          291,200
Hussmann International, Inc. ...      25,000          414,063
Lancaster Colony Corp. .........      14,700          507,150
Matthews International Corp. ...       7,900          234,037
                                                  -----------
                                                    2,162,481
                                                  -----------
METALS (1.1%)
Hawk Corp. Class A (a)..........      40,300          355,144
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.4%)
Hunt Corp. .....................      13,300          122,194
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    Shares           Value
                                  ---------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS--EQUIPMENT & SERVICES (2.5%)
Giant Industries, Inc. .........      24,200      $   240,487
Noble Drilling Corp. (a)........      27,700          545,344
                                                  -----------
                                                      785,831
                                                  -----------
PAPER & FOREST PRODUCTS (3.0%)
FiberMark, Inc. (a).............      28,000          369,250
Wausau-Mosinee Paper Corp. .....      31,700          570,600
                                                  -----------
                                                      939,850
                                                  -----------
PUBLISHING (3.5%)
Hollinger International Inc. ...      33,900          402,563
R. H. Donnelley Corp. ..........      35,400          692,512
                                                  -----------
                                                    1,095,075
                                                  -----------
REAL ESTATE INVESTMENT/MANAGEMENT (7.2%)
Bedford Property Investors,
 Inc. ..........................      17,600          314,600
Boykin Lodging Co. .............      19,700          302,888
CB Richard Ellis Services, Inc.
 (a)............................      17,700          440,287
Koger Equity, Inc. .............      23,300          429,594
LNR Property Corp. .............      21,600          461,700
Pan Pacific Retail Properties,
 Inc. ..........................      16,500          320,719
                                                  -----------
                                                    2,269,788
                                                  -----------
RESTAURANTS (3.4%)
Buffets, Inc. (a)...............      41,400          476,100
Landry's Seafood Restaurants,
 Inc. (a).......................      37,800          302,400
Sbarro, Inc. (a)................      10,700          289,569
                                                  -----------
                                                    1,068,069
                                                  -----------
RETAIL (1.7%)
Payless ShoeSource, Inc. (a)....      10,000          535,000
                                                  -----------

SPECIALIZED SERVICES (3.3%)
Banta Corp. ....................      17,300          363,300
InaCom Corp. (a)................      16,000          202,000
Staff Leasing, Inc. (a).........      35,800          460,925
                                                  -----------
                                                    1,026,225
                                                  -----------

                                    Shares           Value
                                  ---------------------------
TELECOMMUNICATIONS--LONG DISTANCE (2.6%)
Clearnet Communications Inc.
 Class A (a)....................      36,800      $   512,900
Norstan, Inc. (a)...............      23,500          292,281
                                                  -----------
                                                      805,181
                                                  -----------
TRANSPORTATION (3.0%)
Arnold Industries, Inc. ........      32,200          497,088
Heartland Express, Inc. (a).....      27,400          448,675
                                                  -----------
                                                      945,763
                                                  -----------
Total Common Stocks (Cost
 $28,267,806)...................                   29,625,161
                                                  -----------
                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENT (5.2%)

TIME DEPOSIT (5.2%)
Cayman Bank of New York 4.125%,
 due 7/1/99.....................  $1,644,000        1,644,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,644,000)..............                    1,644,000
                                                  -----------
Total Investments (Cost
 $29,911,806) (b)...............        99.6%      31,269,161(c)
Cash and Other Assets, Less
 Liabilities....................         0.4          110,241
                                  ----------      -----------
Net Assets......................       100.0%     $31,379,402
                                  ==========      ===========

-------
(a) Non-income producing security.
(b) The cost for Federal income tax purposes is $29,916,309.
(c) At June 30, 1999, net unrealized appreciation was $1,352,852, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,960,274 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,607,422.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $29,911,806)..............................................       $31,269,161
Cash........................................................             1,079
Receivables:
  Investment securities sold................................         1,907,076
  Fund shares sold..........................................           103,959
  Dividends and interest....................................            48,346
Unamortized organization expense............................            52,942
                                                                   -----------
        Total assets........................................        33,382,563
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,885,353
  Transfer agent............................................            16,778
  MainStay Management.......................................            16,501
  NYLIFE Distributors.......................................            15,662
  Custodian.................................................             9,063
  Fund shares redeemed......................................             1,053
  Trustees..................................................               191
Accrued expenses............................................            58,560
                                                                   -----------
        Total liabilities...................................         2,003,161
                                                                   -----------
Net assets..................................................       $31,379,402
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    15,540
  Class B...................................................            16,526
  Class C...................................................               564
Additional paid-in capital..................................        29,932,594
Accumulated net investment loss.............................           (65,097)
Accumulated undistributed net realized gain on
  investments...............................................           121,920
Net unrealized appreciation on investments..................         1,357,355
                                                                   -----------
Net assets..................................................       $31,379,402
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $14,999,868
                                                                   ===========
Shares of beneficial interest outstanding...................         1,554,032
                                                                   ===========
Net asset value per share outstanding.......................       $      9.65
Maximum sales charge (5.50% of offering price)..............              0.56
                                                                   -----------
Maximum offering price per share outstanding................       $     10.21
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,838,692
                                                                   ===========
Shares of beneficial interest outstanding...................         1,652,558
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.58
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   540,842
                                                                   ===========
Shares of beneficial interest outstanding...................            56,430
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.58
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  171,010
  Interest..................................................      36,112
                                                              ----------
    Total income............................................     207,122
                                                              ----------
Expenses:
  Management................................................     123,514
  Transfer agent............................................      60,259
  Distribution--Class B.....................................      44,009
  Distribution--Class C.....................................       1,147
  Service--Class A..........................................      15,827
  Service--Class B..........................................      14,670
  Service--Class C..........................................         382
  Shareholder communication.................................      22,009
  Registration..............................................      16,176
  Professional..............................................      14,811
  Custodian.................................................      13,596
  Organization..............................................       6,689
  Recordkeeping.............................................       6,104
  Trustees..................................................         352
  Miscellaneous.............................................       8,327
                                                              ----------
    Total expenses before reimbursement.....................     347,872
Expense reimbursement by Manager............................     (68,039)
                                                              ----------
    Net expenses............................................     279,833
                                                              ----------
Net investment loss.........................................     (72,711)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     720,571
Net change in unrealized depreciation on investments........   1,455,462
                                                              ----------
Net realized and unrealized gain on investments.............   2,176,033
                                                              ----------
Net increase in net assets resulting from operations........  $2,103,322
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       June 1, 1998**
                                                               June 30,          through
                                                                 1999*      December 31, 1998
                                                              -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (72,711)     $  (145,914)
  Net realized gain (loss) on investments...................      720,571         (611,042)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,455,462          (98,107)
                                                              -----------      -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    2,103,322         (855,063)
                                                              -----------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,052,558       13,399,780
    Class B.................................................    5,610,512       10,830,274
    Class C.................................................      354,214          183,607
  Cost of shares redeemed:
    Class A.................................................     (411,360)        (201,264)
    Class B.................................................     (966,890)        (676,513)
    Class C.................................................      (43,775)              --
                                                              -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................    6,595,259       23,535,884
                                                              -----------      -----------
      Net increase in net assets............................    8,698,581       22,680,821
NET ASSETS:
Beginning of period.........................................   22,680,821               --
                                                              -----------      -----------
End of period...............................................  $31,379,402      $22,680,821
                                                              ===========      ===========
Accumulated undistributed net investment income (loss) at
  end of period.............................................  $   (65,097)     $     7,614
                                                              ===========      ===========

-------

 *   Unaudited.
**   Commencement of Operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                Class A                     Class B                      Class C
                                       -------------------------   -------------------------   ----------------------------
                                       Six months     June 1*      Six months     June 1*      Six months    September 1**
                                         ended        through        ended        through        ended          through
                                        June 30,    December 31,    June 30,    December 31,    June 30,     December 31,
                                         1999+          1998         1999+          1998         1999+           1998
                                       ----------   ------------   ----------   ------------   ----------    -------------
Net asset value at beginning of
  period.............................   $  9.03       $ 10.00       $  9.00       $ 10.00        $ 9.00         $ 7.49
                                        -------       -------       -------       -------        ------         ------
Net investment loss (a)..............     (0.01)        (0.06)        (0.04)        (0.09)        (0.04)         (0.06)
Net realized and unrealized gain
  (loss) on investments..............      0.63         (0.91)         0.62         (0.91)         0.62           1.57
                                        -------       -------       -------       -------        ------         ------
Total from investment operations.....      0.62         (0.97)         0.58         (1.00)         0.58           1.51
                                        -------       -------       -------       -------        ------         ------
Net asset value at end of period.....   $  9.65       $  9.03       $  9.58       $  9.00        $ 9.58         $ 9.00
                                        =======       =======       =======       =======        ======         ======
Total investment return (b)..........      6.87%        (9.70%)        6.44%       (10.00%)        6.44%         20.16%
Ratios (to average net assets)++/
  Supplemental Data:
    Net investment loss..............     (0.22%)       (1.53%)       (0.97%)       (2.28%)       (0.97%)        (2.28%)
    Net expenses.....................      1.90%         3.14%         2.65%         3.89%         2.65%          3.89%
    Expenses (before
      reimbursement).................      2.45%         3.14%         3.20%         3.89%         3.20%          3.89%
Portfolio turnover rate..............        26%           24%           26%           24%           26%            24%
Net assets at end of period (in
  000's).............................   $15,000       $12,339       $15,839       $10,145        $  541         $  196

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred

Notes to Financial Statements unaudited

stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Small Cap Value Fund


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 1999, the Manager earned $123,514 and reimbursed the Fund $68,039.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the

Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $4,741 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $9,916 and $330, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $60,259.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A and Class B with net asset values of $8,685,000 and $958,000, respectively. This represents 57.9% and 6.0%, respectively, of the net assets at period end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $344 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,104 for the six months ended June 30, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $594,148 was available, to the extent provided by regulations, to offset future realized gains through 2006.

MainStay Small Cap Value Fund


NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $12,425 and $6,215, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 Six months ended             June 1, 1998* through
                                                  June 30, 1999+                December 31, 1998
                                            ---------------------------   -----------------------------
                                            Class A   Class B   Class C   Class A   Class B   Class C**
                                            -------   -------   -------   -------   -------   ---------
Shares sold...............................    235       638       40       1,390     1,207       22
Shares redeemed...........................    (47)     (113)      (5)        (24)      (80)      --
                                              ---      ----       --       -----     -----       --
Net increase..............................    188       525       35       1,366     1,127       22
                                              ===      ====       ==       =====     =====       ==

-------

 +   Unaudited.
 *   Commencement of operations.
**   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MacKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     SMALL CAP VALUE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Small Cap Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSAS25-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay
                                                              Strategic Income Fund versus Lehman
                                                              Brothers Aggregate Bond Index and
                                                              Inflation--Class A, Class B, and
                                                              Class C Shares                              4
                                                              Portfolio Management Discussion and
                                                              Analysis                                    6
                                                              Year-by-Year and Six-Month Performance      7
                                                              Returns and Lipper Rankings                 9
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       20
                                                              Notes to Financial Statements              26
                                                              The MainStay Funds                         35

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Strategic Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -3.40%, Since Inception 3.24%

                                                MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
PERIOD END                                                FUND                     BOND INDEX*                 INFLATION+
----------                                      -------------------------   -------------------------          ----------
2/28/97                                                  9550.00                    10000.00                    10000.00
3/97                                                     9445.00                     9889.00                    10006.00
6/97                                                     9834.00                    10253.00                    10031.00
9/97                                                    10181.00                    10594.00                    10093.00
12/97                                                   10183.00                    10907.00                    10131.00
3/98                                                    10467.00                    11075.00                    10137.00
6/98                                                    10650.00                    11334.00                    10199.00
9/98                                                    10485.00                    11813.00                    10237.00
12/98                                                   10709.00                    11854.00                    10294.00
3/99                                                    10814.00                    11794.00                    10331.00
6/99                                                    10773.00                    11691.00                    10406.00

CLASS B SHARES Class B SEC Returns: 1 Year -4.56%, Since Inception 3.29%

                                                MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
PERIOD END                                                FUND                     BOND INDEX*                 INFLATION+
----------                                      -------------------------   -------------------------          ----------
2/28/97                                                 10000.00                    10000.00                    10000.00
3/97                                                     9890.00                     9889.00                    10006.00
6/97                                                    10268.00                    10253.00                    10031.00
9/97                                                    10612.00                    10594.00                    10093.00
12/97                                                   10602.00                    10907.00                    10131.00
3/98                                                    10877.00                    11075.00                    10137.00
6/98                                                    11037.00                    11334.00                    10199.00
9/98                                                    10856.00                    11813.00                    10237.00
12/98                                                   11062.00                    11854.00                    10294.00
3/99                                                    11161.00                    11794.00                    10331.00
6/99                                                    10753.00                    11691.00                    10406.00

CLASS C SHARES Class C SEC Returns: 1 Year -0.56%, Since Inception 4.51%

                                                MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
PERIOD END                                                FUND                     BOND INDEX*                  INFLATION+
----------                                      -------------------------   -------------------------           ----------
 2/28/97                                                10000.00                    10000.00                     10000.00
 3/97                                                    9890.00                     9889.00                     10006.00
 6/97                                                   10268.00                    10253.00                     10031.00
 9/97                                                   10612.00                    10594.00                     10093.00
 12/97                                                  10602.00                    10907.00                     10131.00
 3/98                                                   10877.00                    11075.00                     10137.00
 6/98                                                   11037.00                    11334.00                     10199.00
 9/98                                                   10856.00                    11813.00                     10237.00
 12/98                                                  11062.00                    11854.00                     10294.00
 3/99                                                   11161.00                    11794.00                     10331.00
 6/99                                                   11086.00                    11691.00                     10406.00

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 2/28/97 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 2/28/97. Performance reflects a 3% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 2/28/97 and includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The MainStay Strategic Income Fund invests across several asset classes, including domestic and international bonds and high-yield and convertible securities. In the United States, concerns over Federal Reserve Board intentions to raise interest rates caused high-grade bond yields to rise about 1% during the first half of 1999. Since rising rates mean lower bond prices, domestic bond investors suffered negative returns.

Although European bond markets benefited from easing by the European Central Bank, a strong dollar and weak euro detracted from European bond returns when translated into U.S. dollars. The Bank of England lowered interest rates, but U.K. bonds continued to lag the market, while Japanese and Norwegian bonds provided positive results. Despite the challenges facing domestic high-grade bonds, increased liquidity and attractive valuations were the highlights of the high-yield bond market during the first half of 1999. Convertible bonds provided outstanding returns for the six months ended June 30, 1999, with narrowing yield spreads and a stock market that reached record highs.

FUND RESULTS

During the first six months of 1999, the MainStay Strategic Income Fund returned 0.60% for Class A shares and 0.21% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 0.82% return of the average Lipper(1) multisector income fund for the first half of the year.

DOMESTIC BOND PERFORMANCE

During the first quarter of the year, we managed the average maturity of the domestic high-grade portion of the Fund to keep it in line with the market (around 7 years) or slightly shorter, which proved beneficial. The Fund used a shorter duration to position itself defensively in the second quarter as rates rose to 6%. Since securities with shorter maturities suffered less than those with longer maturities when interest rates rose, our duration strategy in the domestic high-grade portion of the Fund's portfolio made a positive contribution to the Fund's performance for the first half of the year.

In a diminishing Treasury market, liquidity and size continued to expand among agency securities, leading to an actively traded agency market. Agency yield spreads widened relative to Treasury securities during the second quarter. We believe the supply-induced widening has stabilized and we added several agency positions to the domestic high-grade portion of the Fund's portfolio.

Concentration on residential and commercial mortgage-backed bonds worked well for this portion of the Fund in the first quarter, but as rates rose, we focused on highly rated commercial mortgages to help manage portfolio risk. Their high yield, strong credit characteristics, and potential for higher demand may prove beneficial going forward. Adding asset-backed securities as yield spreads widened helped position the Fund for the future and had a positive impact on the Fund's performance.

-------
(1) See page 9 for additional information about Lipper, Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                                          12/97                       12/98                       6/99
                                                         -------                     -------                     ------
Class A Total Return %                                    6.62                        5.17                        0.60
Class B and C Total Return %                              6.02                        4.35                        0.21

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/97 through 8/98. See footnote * on page 9 for more information on performance.

INTERNATIONAL BOND INVESTMENTS

The international bond portion of the Fund maintained a long duration in Europe, shortening to neutral when the European Central Bank reduced interest rates. The Fund used a short duration in dollar-bloc securities and Japanese bonds. While the results were mixed, the net result was positive, and being short in the dollar bloc was beneficial throughout the first half of 1999.

Although the Fund remains underweighted in Japanese bonds, it added to Japanese government bonds throughout the first half of 1999, which proved highly beneficial. At the same time, remaining underweighted in the Japanese yen added significantly to the Fund's performance. Among European securities, the Fund was overweighted in U.K. bonds, anticipating easing interest rates. Although rates declined, the bonds continued to lag. In Euroland(2) the Fund was underweighted in three- to seven-year bonds, which detracted from performance as these securities outperformed shorter-and longer-term bonds. The international bond portion of the Fund also reduced its exposure to nongovernment issues, taking profits in various bonds as yield spreads narrowed.

HIGH-YIELD AND CONVERTIBLE SECURITIES

Despite rising rates, both the high-yield and convertible portions of the Fund's portfolio showed positive returns for the first half of 1999. Strong high-yield performers included UIH Australia/Pacific, Inc., which rose on an announcement that its parent company, United International Holdings, Inc., was making an initial public offering; @Entertainment, which is being acquired by UIH; American Telecasting, which is being acquired by Sprint; and Nine West, which was acquired by Jones Apparel Group. Although health care was the worst-performing high-yield sector, through careful security selection, the Fund's overweighted health care holdings showed positive returns. Overall, the Fund's focus on B-rated issues(3) with strong asset coverage and cash-flow characteristics helped enhance yields in this portion of the portfolio. As default rates increased,


-------
(2) Euroland refers to the countries participating in European Monetary Union, a system that allows several European nations to operate with a common currency.

(3) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

however, we sought to manage both risk and return for the Fund by concentrating on higher-rated high-yield securities.

Convertible securities also advanced during the reporting period, and the Fund took some profits when the stock market rose at the end of June. Lodgian, a hotel company, made a strong recovery from earlier lows and was sold in April with a positive impact on six-month performance. Sun Healthcare, a nursing home company, had a negative impact on performance as changing government policies took a toll on the company's security values.

LOOKING AHEAD
Continued economic growth in the U.S. and Europe and signs of recovery in Japan and other Asian markets have given us a cautious, but optimistic outlook for bonds in general. There is a chance that U.S. interest rates will rise further, which has caused us to reduce the Fund's domestic high-grade holdings. We believe that cyclical trends may continue to affect high-yield securities and have attempted to position that portion of the Fund accordingly. Whatever the markets may bring, the Fund will continue seeking to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Edward Munshower
Joseph Portera
Steven Tananbaum
Thomas Wynn
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                               1.15%                     5.30%
    Class B                               0.44%                     4.51%
    Class C                               0.44%                     4.51%

   FUND SEC RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                              -3.40%                     3.24%
    Class B                              -4.56%                     3.29%
    Class C                              -0.56%                     4.51%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                   1 YEAR         LIFE OF FUND THROUGH 6/30/99
    Class A                  27 out of 96 funds         16 out of 77 funds
    Class B                  39 out of 96 funds         31 out of 77 funds
    Class C                                 n/a                        n/a
    Average Lipper
    multisector income fund              -0.62%                      3.93%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $9.42       $0.3498      $0.0000
    Class B     $9.41       $0.3126      $0.0000
    Class C     $9.41       $0.3126      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (2/28/97) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 2/28/97 through 6/30/99.

MainStay Strategic Income Fund

                                    Principal
                                      Amount           Value
                                 ------------------------------
LONG-TERM BONDS (95.2%)+
ASSET-BACKED SECURITIES (5.1%)
AIRLINES (0.3%)
America West Airlines Corp.
 Series C
 6.86%, due 1/2/06.............  $        196,799   $   194,477
Northwest Airlines Corp.
 Pass-Through Certificates
 Series 1999-1B
 7.36%, due 8/1/21.............           100,000        96,300
                                                    -----------
                                                        290,777
                                                    -----------
AIRPLANE LEASES (0.9%)
AerCo Ltd.
 Series 1A Class A1
 5.1775%, due 7/15/23 (d)......           150,000       149,700
Aircraft Finance Trust
 Series 1999-1A Class C
 8.00%, due 5/15/24 (c)........           180,000       170,517
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19............           420,282       413,667
                                                    -----------
                                                        733,884
                                                    -----------
AUTO LEASES (1.0%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02.............           320,000       318,694
 Series 1999-1 Class A3
 5.69%, due 11/8/02............           255,000       253,508
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02............           310,000       307,170
                                                    -----------
                                                        879,372
                                                    -----------
CREDIT CARD RECEIVABLES (0.3%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03............           220,000       221,045
                                                    -----------

ELECTRIC UTILITIES (0.5%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (c).........           470,000       461,775
                                                    -----------

EQUIPMENT FINANCING (0.8%)
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1 Class C
 8.77%, due 7/2/12.............           365,000       359,956

-------
+ Percentages indicated are based on Fund net assets.

---------------------------------------------------------------
                                    Principal
                                      Amount           Value
                                 ------------------------------
EQUIPMENT FINANCING (CONTINUED)
IKON Receivables L.L.C.
 Series 1999-1 Class A3
 5.99%, due 5/15/05............  $        295,000   $   293,779
                                                    -----------
                                                        653,735
                                                    -----------
EQUIPMENT LOANS (0.4%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05............           215,000       211,485
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02...........           100,000        98,826
                                                    -----------
                                                        310,311
                                                    -----------
FINANCE (0.3%)
Citibank Credit Card Master
 Trust I
 Series 1999-1 Class A
 5.50%, due 2/15/06............           265,000       255,259
                                                    -----------

LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05............           160,000       156,904
                                                    -----------

MANUFACTURED HOUSING (0.3%)
Green Tree Financial Corp.
 Series 1999 Class A4
 6.64%, due 5/1/31.............           220,000       220,770
                                                    -----------

TRANSPORTATION (0.1%)
Federal Express Corp.
 Pass-Through Certificates
 Series 1998-1A Class A
 6.72%, due 1/15/22............           109,967       106,010
                                                    -----------
Total Asset-Backed Securities
 (Cost $4,368,890).............                       4,289,842
                                                    -----------

CONVERTIBLE BONDS (1.7%)

CONGLOMERATES (0.1%)
Loxley Public Co. Ltd.
 3.50%, due 4/20/05 (e)(f).....           245,000        85,750
                                                    -----------

DRUGS (0.1%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02............           100,000        76,000
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                    Principal
                                      Amount           Value
                                 ------------------------------
CONVERTIBLE BONDS (CONTINUED)

HEALTH CARE (0.1%)
PhyCor, Inc.
 4.50%, due 2/15/03............  $        125,000   $    94,063
                                                    -----------
MINING (0.5%)
Agnico Eagle Mines Ltd.
 3.50%, due 1/27/04 (g)........           350,000       214,375
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (f).........           285,000       212,325
                                                    -----------
                                                        426,700
                                                    -----------
TECHNOLOGY (0.9%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03...........         1,045,000       721,050
                                                    -----------
Total Convertible Bonds
 (Cost $1,595,943).............                       1,403,563
                                                    -----------

CORPORATE BONDS (34.3%)

AEROSPACE (0.2%)
Goodrich (BF) Co.
 6.60%, due 5/15/09............           175,000       168,488
                                                    -----------

AUTO PARTS (0.4%)
Dana Corp.
 7.00%, due 3/1/29.............           150,000       138,444
Pennzoil-Quaker State Co.
 7.375%, due 4/1/29............           175,000       165,261
                                                    -----------
                                                        303,705
                                                    -----------
BANKS (1.0%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08.............           255,000       237,150
Banc One Corp.
 7.60%, due 5/1/07.............            80,000        82,795
Bank of America Corp.
 6.625%, due 6/15/04...........           130,000       130,183
Local Financial Corp.
 11.00%, due 9/8/04............           410,000       424,350
                                                    -----------
                                                        874,478
                                                    -----------
BROKERAGE (0.8%)
Donaldson, Lufkin & Jenrette,
 Inc.
 5.875%, due 4/1/02............            90,000        88,663
Goldman Sachs Group, Inc.
 6.65%, due 5/15/09............           360,000       348,606
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06............           275,000       263,604
                                                    -----------
                                                        700,873
                                                    -----------

                                    Principal
                                      Amount           Value
                                 ------------------------------
BUILDING MAINTENANCE & SERVICES (1.0%)
Building One Services Corp.
 10.50%, due 5/1/09 (c)........  $        900,000   $   859,500
                                                    -----------

BUILDING MATERIALS (0.3%)
Vulcan Materials Co.
 6.00%, due 4/1/09.............           250,000       235,040
                                                    -----------

CABLE (2.8%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03.....           245,000       156,800
NTL, Inc.
 Series A
 (zero coupon), due 4/15/05
 12.75%, beginning 4/15/00.....           660,000       636,075
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.....         1,340,000       964,800
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03.....           855,000       562,162
                                                    -----------
                                                      2,319,837
                                                    -----------
CASINOS (1.6%)
International Game Technology
 8.375%, due 5/15/09 (c).......           635,000       623,094
Penn National Gaming, Inc.
 10.625%, due 12/15/04.........           625,000       625,000
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(h)....            47,000        47,000
 13.00%, due 9/15/01...........            94,000        84,835
                                                    -----------
                                                      1,379,929
                                                    -----------
CELLULAR TELEPHONE (1.1%)
CCPR Services, Inc.
 10.00%, due 2/1/07............           275,000       293,906
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (h)(i)........................           475,000        47,500
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00......           180,000       158,400
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03......           195,000        81,900
Price Communications Corp.
 Series B
 9.125%, due 12/15/06..........           305,000       308,050
                                                    -----------
                                                        889,756
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                    Principal
                                      Amount           Value
                                 ------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (0.5%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03...........  $        175,000   $   173,469
Borden Chemicals & Plastics
 L.P.
 9.50%, due 5/1/05.............            55,000        52,525
Lyondell Chemical Co.
 10.875%, due 5/1/09 (c).......           155,000       161,200
                                                    -----------
                                                        387,194
                                                    -----------
CONSTRUCTION & ENGINEERING (0.4%)
Cathay International Ltd.
 13.00%, due 4/15/08 (c).......           675,000       270,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(e).....           205,000        80,462
                                                    -----------
                                                        350,462
                                                    -----------
COSMETICS (0.3%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08............           260,000       223,600
                                                    -----------

DOMESTIC OIL & GAS (0.8%)
Denbury Management, Inc.
 9.00%, due 3/1/08.............           270,000       240,975
Queens Sand Resources, Inc.
 12.50%, due 7/1/08............           590,000       359,900
TransAmerican Energy Corp.
 Series B
 13.00%, due 6/15/02 (i).......           350,000        40,687
                                                    -----------
                                                        641,562
                                                    -----------
DRUGS (0.6%)
Biovail Corporation
 International
 10.875%, due 11/15/05.........           190,000       196,650
Express Scripts, Inc.
 9.625%, due 6/15/09 (c).......           160,000       162,000
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c).......           110,000       108,075
                                                    -----------
                                                        466,725
                                                    -----------
ENERGY (0.1%)
CMS Energy Corp.
 8.375%, due 7/1/03............           115,000       114,657
                                                    -----------
FINANCE (0.9%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06............           200,000       193,000
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (e)........           900,000       108,000
ContiFinancial Corp.
 7.50%, due 3/15/02............            55,000        38,500

                                    Principal
                                      Amount           Value
                                 ------------------------------
FINANCE (CONTINUED)
Imperial Credit Industries,
 Inc.
 Series B
 9.875%, due 1/15/07...........  $        350,000   $   283,500
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05............           195,000       169,650
                                                    -----------
                                                        792,650
                                                    -----------
FINANCIAL SERVICES (0.2%)
Conseco, Inc.
 6.40%, due 6/15/11............           210,000       205,943
                                                    -----------

FOOD, BEVERAGES & TOBACCO (1.3%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Series B
 12.00%, due 8/3/05 (c)........            38,000        32,300
Coca-Cola Enterprises, Inc.
 6.95%, due 11/15/26...........           340,000       324,020
Joseph E. Seagram &
 Sons, Inc.
 5.79%, due 4/15/01............           125,000       123,782
R.J. Reynolds Tobacco Holdings,
 Inc.
 7.75%, due 5/15/06 (c)........           440,000       422,369
Standard Commercial Corp.
 8.875%, due 8/1/05............           225,000       185,625
                                                    -----------
                                                      1,088,096
                                                    -----------
GAS UTILITIES (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c).......           235,000       115,150
                                                    -----------

HEALTH CARE (4.5%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02............           205,000       202,950
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95...........           225,000       177,505
Extendicare Health Services,
 Inc.
 9.35%, due 12/15/07...........           105,000        76,650
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05............            95,000        77,425
Hanger Orthopedic Group, Inc.
 11.25%, due 6/15/09 (c).......           610,000       619,150
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03......           215,000        89,494
Magellan Health Services, Inc.
 9.00%, due 2/15/08............           330,000       282,150
Medaphis Corp.
 Series B
 9.50%, due 2/15/05............           545,000       403,300
MedPartners, Inc.
 6.875%, due 9/1/00............            85,000        79,900
 7.375%, due 10/1/06...........           270,000       230,175
MultiCare Companies, Inc.
 9.00%, due 8/1/07.............           200,000       140,000


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Principal
                                      Amount           Value
                                 ------------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE (CONTINUED)
Quest Diagnostics, Inc.
 9.875%, due 7/1/09 (c)........  $        315,000   $   317,362
 10.75%, due 12/15/06..........           355,000       406,475
Team Health, Inc.
 12.00%, due 3/15/09 (c).......           370,000       379,250
Unilab Corp.
 11.00%, due 4/1/06............           275,000       299,750
                                                    -----------
                                                      3,781,536
                                                    -----------
HOME BUILDING (0.3%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09
 (c)(j)(k).....................               235       235,000
                                                    -----------

HOUSEHOLD PRODUCTS (0.0%) (b)
Diamond Brands Operating Corp.
 10.125%, due 4/15/08..........            45,000        36,450
                                                    -----------

INDUSTRIAL (0.4%)
Morris Materials Handling, Inc.
 9.50%, due 4/1/08.............           260,000       100,100
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03......           500,000       237,500
                                                    -----------
                                                        337,600
                                                    -----------
INSURANCE (0.2%)
Fremont General Corp.
 7.70%, due 3/17/04............           190,000       187,840
                                                    -----------

LEISURE (0.2%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07..........           185,000       179,450
                                                    -----------

MEDIA (2.3%)
CD Radio, Inc.
 14.50%, due 5/15/09 (c)(l)....             1,265     1,290,300
Comcast Corp.
 9.50%, due 1/15/08............           230,000       240,925
Turner Broadcasting System,
 Inc.
 8.375%, due 7/1/13............           242,000       260,811
Young America Corp.
 Series B
 11.625%, due 2/15/06..........           260,000       182,000
                                                    -----------
                                                      1,974,036
                                                    -----------
MEDICAL EQUIPMENT (0.2%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09 (c)......           160,000       157,200
                                                    -----------

                                    Principal
                                      Amount           Value
                                 ------------------------------

MINING (0.2%)
Great Central Mines Ltd.
 8.875%, due 4/1/08............  $        145,000   $   137,750
                                                    -----------

NATURAL GAS PIPELINES (0.2%)
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c).......           160,000       163,200
                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION (0.7%)
Kelley Oil & Gas Corp.
 14.00%, due 4/15/03 (c).......           575,000       585,063
                                                    -----------

OIL SERVICES (0.3%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05............           335,000       157,450
Vastar Resources, Inc.
 6.50%, due 4/1/09.............           135,000       130,824
                                                    -----------
                                                        288,274
                                                    -----------
PUBLISHING (0.1%)
General Media, Inc.
 10.625%, due 12/31/00.........            65,000        61,750
                                                    -----------

REAL ESTATE (1.5%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07............           630,000       538,782
Hospitality Properties Trust
 7.00%, due 3/1/08.............           225,000       195,229
LNR Property Corp.
 Series B
 9.375%, due 3/15/08...........           230,000       216,200
Mack-Cali Realty L.P.
 7.00%, due 3/15/04............           215,000       212,106
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02............            70,000        64,554
                                                    -----------
                                                      1,226,871
                                                    -----------
RECREATION & ENTERTAINMENT (1.8%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (e)(i)....           160,000         1,600
AMC Entertainment, Inc.
 9.50%, due 2/1/11.............           260,000       244,400
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04..........           500,000       491,250
Marvel Enterprises, Inc.
 12.00%, due 6/15/09 (c).......           180,000       181,800
Sports Club Company, Inc. (The)
 11.375%, due 3/15/06..........           295,000       296,475
Town Sports International, Inc.
 Series B
 9.75%, due 10/15/04...........           350,000       334,250
                                                    -----------
                                                      1,549,775
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                    Principal
                                      Amount           Value
                                 ------------------------------
CORPORATE BONDS (CONTINUED)

RESTAURANTS & LODGING (1.6%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08...........  $        320,000   $   308,000
FelCor Suites, L.P.
 7.625%, due 10/1/07...........           225,000       209,250
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09...........           580,000       542,300
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(h)....           320,000       319,600
                                                    -----------
                                                      1,379,150
                                                    -----------
RETAIL (0.7%)
G&G Retail, Inc.
 11.00%, due 5/15/06 (c)(m)....               350       323,750
Jo-Ann Stores, Inc.
 10.375%, due 5/1/07 (c).......           225,000       221,625
                                                    -----------
                                                        545,375
                                                    -----------
SEMICONDUCTORS (0.4%)
Amkor Technologies, Inc.
 9.25%, due 5/1/06 (c).........           325,000       316,875
                                                    -----------

SPECIALIZED SERVICES (0.2%)
WPP Finance (USA) Corp.
 6.625%, due 7/15/05...........           135,000       128,095
                                                    -----------

STEEL, ALUMINUM & OTHER METALS (0.4%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06 (c)........           230,000       256,450
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05...........            90,000        95,512
                                                    -----------
                                                        351,962
                                                    -----------
TECHNOLOGY (0.1%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00......           235,000        70,206
Entex Information Services,
 Inc.
 12.50%, due 8/1/06............            85,000        52,275
                                                    -----------
                                                        122,481
                                                    -----------
TELECOMMUNICATION EQUIPMENT (0.3%)
EV International, Inc.
 Series A
 11.00%, due 3/15/07...........           365,000       288,350
                                                    -----------
TELECOMMUNICATION SERVICES (2.9%)
Arch Escrow Corp.
 13.75%, due 4/15/08 (c).......           180,000       162,000
Energis, PLC
 9.75%, due 6/15/09 (c)........           160,000       162,000
Globalstar L.P. Capital Corp.
 10.75%, due 11/1/04...........            90,000        58,500
 11.50%, due 6/1/05............           360,000       234,000

                                    Principal
                                      Amount           Value
                                 ------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05...........  $        525,000   $   215,250
ICG Communications, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03......           230,000       126,500
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03.....           540,000       307,800
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05............           100,000        39,000
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.....           330,000       181,500
RCN Corp.
 (zero coupon), due 10/15/07
 11.125%, beginning 10/15/02...           470,000       316,075
Sprint Capital Corp.
 6.875%, due 11/15/28..........           265,000       247,513
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07..........           180,000       180,000
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01....           310,000       210,800
                                                    -----------
                                                      2,440,938
                                                    -----------
TRANSPORTATION (0.4%)
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07............            95,000        63,175
Pacer International, Inc.
 11.75%, due 6/1/07 (c)........           320,000       310,400
                                                    -----------
                                                        373,575
                                                    -----------
Total Corporate Bonds
 (Cost $35,087,886)............                      28,966,241
                                                    -----------

FOREIGN BONDS (28.7%)

AUSTRALIA (1.9%)
Australian Government
 Series 611
 5.75%, due 6/15/11............    A$     747,000       474,415
Federal National Mortgage
 Association Series EMTN
 6.375%, due 8/15/07...........           668,000       435,021
 6.50%, due 7/10/02............           660,000       443,386
Treasury Corp. of Victoria
 8.25%, due 10/15/03...........           295,000       210,862
                                                    -----------
                                                      1,563,684
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Principal
                                      Amount           Value
                                 ------------------------------
FOREIGN BONDS (CONTINUED)

CANADA (1.6%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08.............    C$     819,000   $   574,112
 Series VR22
 7.50%, due 3/1/01.............         1,097,000       768,720
                                                    -----------
                                                      1,342,832
                                                    -----------
DENMARK (0.4%)
Kingdom of Denmark
 7.00%, due 12/15/04...........    DK   2,292,000       358,599
                                                    -----------

FINLAND (0.9%)
Finnish Government
 Series RG
 10.00%, due 9/15/01...........    E      614,000       721,318
                                                    -----------

FRANCE (1.3%)
France Obligations Assimilables
 du Tresor 4.00%, due
 4/25/09.......................         1,118,000     1,102,233
                                                    -----------

GERMANY (4.2%)
Bundes Republic Deutschland
 Series 96
 6.00%, due 1/5/06.............           383,000       433,618
 Series 98
 5.25%, due 1/4/08.............           367,000       396,947
 5.625%, due 1/4/28............           287,000       305,091
Bundesobligation
 Series 123
 4.50%, due 5/17/02............         1,076,275     1,139,698
 Series 127
 4.50%, due 5/19/03............           628,000       664,219
Kredit Fuer Wiederaufbau
 5.00%, due 1/4/09.............           550,000       580,243
                                                    -----------
                                                      3,519,816
                                                    -----------
ITALY (3.6%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08.............           470,000       493,229
 6.50%, due 11/1/27............           744,000       864,326
 8.25%, due 7/1/01.............           658,000       741,685
 8.50%, due 1/1/04.............           747,000       909,796
                                                    -----------
                                                      3,009,036
                                                    -----------

                                    Principal
                                      Amount           Value
                                 ------------------------------
JAPAN (4.5%)
Japanese Government
 Series 42
 2.60%, due 3/20/19............   Y    62,000,000   $   497,271
 Series 168
 3.40%, due 3/22/04............       316,100,000     2,886,334
 Series 174
 4.60%, due 9/20/04............        46,000,000       444,908
                                                    -----------
                                                      3,828,513
                                                    -----------
NETHERLANDS (1.4%)
Netherlands Government
 3.75%, due 7/15/09............   E     1,223,000     1,167,284
                                                    -----------

SPAIN (1.4%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04............           698,000       732,581
 5.15%, due 7/30/09............           428,000       452,905
                                                    -----------
                                                      1,185,486
                                                    -----------
SWEDEN (0.4%)
AB Spintab
 Series 164
 8.50%, due 12/19/01...........   SK    1,000,000       128,462
Swedish Government
 Series 1040
 6.50%, due 5/5/08.............         1,800,000       233,788
                                                    -----------
                                                        362,250
                                                    -----------
UNITED KINGDOM (4.2%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02............    L      663,000     1,070,710
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03.....           330,000       311,456
United Kingdom Gilt
 9.00%, due 10/13/08...........           726,000     1,454,289
United Kingdom Treasury Bond
 7.25%, due 12/7/07............           420,000       748,443
                                                    -----------
                                                      3,584,898
                                                    -----------
UNITED STATES (2.9%)
Aero Vodochody
 7.50%, due 11/17/05 (c).......  $        500,000       492,500
Camuzzi Gas Pampeana S.A.
 9.25%, due 12/15/01 (g).......           200,000       196,000
Conproca, S.A.
 12.00%, due 6/16/10 (c)(f)....           313,000       294,220
Innova S de R.L.
 12.875%, due 4/1/07 (g).......            30,000        24,450
Perez Companc S.A.
 9.00%, due 5/1/06 (c).........           400,000       355,000
Republic of Brazil
 11.625%, due 4/15/04..........           615,000       578,100
Republic of Turkey
 12.375%, due 6/15/09..........           250,000       247,500


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                    Principal
                                      Amount           Value
                                 ------------------------------
FOREIGN BONDS (CONTINUED)

UNITED STATES (CONTINUED)
Republic of Venezuela
 9.25%, due 9/15/27............  $        293,000   $   195,394
Telefonos de Mexico S.A.
 4.25%, due 6/15/04 (g)(n).....           100,000       103,250
                                                    -----------
                                                      2,486,414
                                                    -----------
Total Foreign Bonds
 (Cost $20,602,160)............                      24,232,363
                                                    -----------
LOAN ASSIGNMENTS (0.3%)

FOOD, BEVERAGES & TOBACCO (0.2%)
Domino's Pizza, Inc.
 Bank debt
 Tranche B
 8.8125%, due 12/21/06
 (d)(h)(o).....................            99,671        99,795
 Bank debt
 Tranche C
 9.0625%, due 12/21/07
 (d)(h)(o).....................            99,671        99,795
                                                    -----------
                                                        199,590
                                                    -----------
HEALTH CARE (0.1%)
Ventas Realty L.P.
 Bank debt
 Tranche D
 7.81%, due 4/30/03
 (d)(h)(o).....................           124,655       104,710
                                                    -----------
Total Loan Assignments
 (Cost $308,309)...............                         304,300
                                                    -----------

MORTGAGE-BACKED SECURITIES (2.9%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (2.9%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30............           375,000       383,647
DLJ Commercial Mortgage Corp.
 Series 1999-CG2 Class A1A
 6.88%, due 7/10/08............           250,000       253,100
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08...........           235,000       223,941
 Series 1999-C1 Class A2
 6.78%, due 4/15/09............           240,000       237,274
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.9732%, due 6/15/21 (d)......           647,468       650,750
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30...........            96,106        93,687

                                    Principal
                                      Amount           Value
                                 ------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (CONTINUED)
Nationslink Funding Corp.
 Series 1999-1 Class A2
 6.316%, due 11/20/08..........  $        320,000   $   307,181
SASCO Floating Rate Commercial
 Mortgage Trust
 Series 1998-C3A Class A1A
 5.6425%, due 10/25/99
 (c)(d)........................           259,530       259,530
                                                    -----------
                                                      2,409,110
                                                    -----------
Total Mortgage-Backed
 Securities
 (Cost $2,433,619).............                       2,409,110
                                                    -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (18.7%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.9%)
 5.125%, due 2/13/04...........         1,160,000     1,111,466
 6.375%, due 6/15/09...........           535,000       532,448
                                                    -----------
                                                      1,643,914
                                                    -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (7.4%)
 6.50%, due 5/1/13-4/1/29......         3,607,599     3,505,641
 7.00%, due 12/1/12............           682,908       686,856
 7.00%, due 9/15/29 TBA (p)....           640,000       632,902
 7.50%, due 7/14/29 TBA (p)....         1,370,000     1,388,838
                                                    -----------
                                                      6,214,237
                                                    -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (2.9%)
 7.00%, due 9/15/28............         1,242,445     1,230,804
 7.50%, due
 12/15/23-11/25/28.............           808,430       819,580
 8.00%, due 11/25/28...........           431,517       444,735
                                                    -----------
                                                      2,495,119
                                                    -----------
UNITED STATES TREASURY BONDS (2.6%)
 5.25%, due 11/15/28...........           475,000       421,045
 7.625%, due 2/15/25...........            85,000       100,260
 8.875%, due 8/15/17 (q).......           555,000       709,013
 9.25%, due 2/15/16............           735,000       957,337
                                                    -----------
                                                      2,187,655
                                                    -----------
UNITED STATES TREASURY NOTES (3.9%)
 5.375%, due 6/30/03...........           785,000       775,556
 5.50%, due 5/15/09 (q)........         1,400,000     1,367,618
 6.25%, due 2/28/02-2/15/03....           860,000       874,920
 6.625%, due 5/15/07...........           230,000       239,524
                                                    -----------
                                                      3,257,618
                                                    -----------
Total U.S. Government & Federal
 Agencies
 (Cost $16,138,186)............                      15,798,543
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Principal
                                      Amount           Value
                                 ------------------------------
YANKEE BONDS (3.5%)

CELLULAR TELEPHONE (0.1%)
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01......  $        120,000   $    88,200
                                                    -----------

CHEMICALS (0.6%)
Octel Developments, PLC
 10.00%, due 5/1/06............           490,000       504,700
                                                    -----------
CONSUMER DURABLES (0.1%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.....           415,000        64,325
                                                    -----------

ELECTRIC UTILITIES (0.2%)
United Utilities, PLC
 6.45%, due 4/1/08.............           190,000       178,851
                                                    -----------

MEDIA (0.1%)
Central European Media
 Enterprises Ltd. 9.375%, due
 8/15/04.......................           150,000       120,000
                                                    -----------

MINING (0.2%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27............           180,000       100,800
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14............            65,000        55,900
                                                    -----------
                                                        156,700
                                                    -----------
MULTI-INDUSTRIAL (0.2%)
Tyco International Group S.A.
 7.00%, due 6/15/28............           185,000       172,476
                                                    -----------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (c)........           175,000       170,625
                                                    -----------

STEEL, ALUMINUM & OTHER METALS (0.5%)
Ivaco, Inc.
 11.50%, due 9/15/05...........           390,000       404,625
                                                    -----------

TELECOMMUNICATION SERVICES (0.7%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04.....           535,000       295,587
 9.375%, due 5/15/09...........           315,000       300,038
                                                    -----------
                                                        595,625
                                                    -----------

                                    Principal
                                      Amount           Value
                                 ------------------------------
TRANSPORTATION (0.6%)
Alpha Shipping, PLC
 Series A
 9.50%, due 2/15/08 (e)........  $        200,000   $    62,500
Cenargo International, PLC
 9.75%, due 6/15/08............            80,000        74,000
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (e).......           275,000        71,844
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08...........           825,000       328,969
                                                    -----------
                                                        537,313
                                                    -----------
Total Yankee Bonds
 (Cost $3,177,139).............                       2,993,440
                                                    -----------

Total Long-Term Bonds
 (Cost $83,712,132)............                      80,397,402
                                                    -----------

                                      Shares
                                   --------------
COMMON STOCKS (0.1%)
FOOD, BEVERAGES & TOBACCO (0.1%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (a)...................            12,550        43,925
                                                    -----------

HEALTH CARE (0.0%) (b)
General Healthcare Group Ltd.
 (a)(r)........................                25         1,182
                                                    -----------

Total Common Stocks
 (Cost $55,179)................                          45,107
                                                    -----------

PREFERRED STOCKS (1.4%)

BROADCAST/MEDIA (0.2%)
Spanish Broadcasting System,
 Inc.
 14.25% (s)....................               155       168,534
                                                    -----------

CELLULAR TELEPHONE (0.6%)
Nextel Communications, Inc.
 13.00%, Series D (s)..........               445       483,042
                                                    -----------

OIL SERVICES (0.4%)
RBF Finance Co.
 13.875% (c)(s)(t).............               290       298,700
                                                    -----------

TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
 Series D (a)(c)(h)............             3,317        21,892
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                      Shares           Value
                                 ------------------------------
PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATION SERVICES (0.2%)
ICG Holdings, Inc.
 14.25% (s)....................               205   $   203,975
                                                    -----------

Total Preferred Stocks
 (Cost $1,148,437).............                       1,176,143
                                                    -----------

WARRANTS (0.0%) (b)
CABLE (0.0%) (b)
@Entertainment, Inc.
 expire 7/15/08 (a)............             3,160        37,920
                                                    -----------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c)........               150             2
                                                    -----------

TELECOMMUNICATION SERVICES (0.0%) (b)
HighwayMaster Communications,
 Inc. expire 9/15/05 (a)(c)....               200             2
Telehub Communications Corp.
 expire 7/31/05 (a)(c).........               310         1,240
                                                    -----------
                                                          1,242
                                                    -----------
Total Warrants
 (Cost $31,911)................                          39,164
                                                    -----------

                                     Notional
                                      Amount
                                 --------------
FOREIGN CURRENCY OPTION (0.0%) (b)

UNITED STATES (0.0%) (b)
U.S. Dollar Call/Euro Currency
 put
 Strike Price E 1.024 expires
 8/31/99.......................         1,300,000        14,509
                                                    -----------

Total Foreign Currency Option
 (Cost $14,235)................                          14,509
                                                    -----------
                                    Principal
                                      Amount
                                 --------------
SHORT-TERM INVESTMENTS (4.0%)

COMMERCIAL PAPER (3.9%)
American Express Credit Corp.
 4.92%, due 7/7/99.............  $      1,000,000       999,180

                                    Principal
                                      Amount           Value
                                 ------------------------------
COMMERCIAL PAPER (CONTINUED)
Ford Motor Credit Co.
 5.65%, due 7/1/99.............  $      1,075,000   $ 1,075,000
Wells Fargo & Co.
 5.06%, due 7/14/99............         1,245,000     1,242,725
                                                    -----------
Total Commercial Paper
 (Cost $3,316,905).............                       3,316,905
                                                    -----------

SHORT-TERM LOAN ASSIGNMENT (0.1%)
HEALTH CARE (0.1%)
Ventas Realty L.P.
 Bank debt
 Tranche A
 7.81%, due 10/30/99
 (d)(h)(o).....................            85,938        72,188
                                                    -----------
Total Short-Term Loan
 Assignment
 (Cost $79,609)................                          72,188
                                                    -----------
Total Short-Term Investments
 (Cost $3,396,514).............                       3,389,093
                                                    -----------
Total Investments
 (Cost $88,358,408) (u)........             100.7%   85,061,418(v)
Liabilities in Excess of
 Cash and Other Assets.........              (0.7)     (612,817)
                                            -----   -----------
Net Assets.....................             100.0%  $84,448,601
                                            =====     =========

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1999.
(e)  Issue in default.
(f) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(g)  Yankee bond.
(h)  Restricted security.
(i)  Issuer in bankruptcy.
(j) 235 Units--each unit reflects $1,000 principal amount of 14.50% Senior Subordinated Notes plus rights to acquire ordinary and preferred shares at a future date.
(k) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(l) 1,265 Units--each unit reflects $1,000 principal amount of 14.50% Senior Notes plus 3 warrants to acquire 10.95 shares of common stock at $28.60 per share at a future date.
(m) 350 Units--each unit reflects $1,000 principal amount of 11.00% Senior Notes plus 0.07956 warrant to acquire 1 share of common stock at $0.01 per share at a future date.
(n)  Convertible bond.
(o)  Multiple tranche facilities.
(p) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(q)  Segregated as collateral for TBAs.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(r)  British security.
(s) PIK ("Payment in Kind")--dividend payment is made with additional securities.
(t)  290 Units--each unit reflects 1 Senior Preferred Share plus
     1 warrant to acquire 35 shares of common stock at $9.50 per share at a future date.
(u)  The cost for Federal income tax purposes is $88,483,216.
(v)  At June 30, 1999, net unrealized depreciation was
     $3,421,798, based on cost for Federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $649,397 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,071,195.
(w)  The following abbreviations are used in the above portfolio:
     A$ --Australian Dollar
     C$ --Canadian Dollar
     DK--Danish Krone
     E --Euro
     Y --Japanese Yen
     L --Pound Sterling
     SK --Swedish Krona
     $ --U.S. Dollar


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $88,358,408)..............................................       $85,061,418
Cash........................................................             2,398
Cash denominated in foreign currencies (identified cost
  $310,005).................................................           309,185
Receivables:
  Investment securities sold................................         2,957,046
  Dividends and interest....................................         1,396,798
  Fund shares sold..........................................           137,255
Unrealized appreciation on foreign currency forward
  contracts.................................................           246,407
Unamortized organization expense............................           111,091
                                                                   -----------
        Total assets........................................        90,221,598
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         4,825,058
  Fund shares redeemed......................................           149,406
  NYLIFE Distributors.......................................            56,480
  MainStay Management.......................................            44,465
  Custodian.................................................            40,570
  Transfer agent............................................            15,426
  Trustees..................................................               639
Accrued expenses............................................            92,585
Unrealized depreciation on foreign currency forward
  contracts.................................................            66,844
Dividend payable............................................           481,524
                                                                   -----------
        Total liabilities...................................         5,772,997
                                                                   -----------
Net assets..................................................       $84,448,601
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    23,025
  Class B...................................................            65,932
  Class C...................................................               726
Additional paid-in capital..................................        89,312,452
Accumulated distribution in excess of net investment
  income....................................................          (507,760)
Accumulated net realized loss on investments................        (1,112,595)
Accumulated net realized loss on foreign currency...........          (209,687)
Net unrealized depreciation on investments..................        (3,296,990)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           173,498
                                                                   -----------
Net assets..................................................       $84,448,601
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,695,564
                                                                   ===========
Shares of beneficial interest outstanding...................         2,302,469
                                                                   ===========
Net asset value per share outstanding.......................       $      9.42
Maximum sales charge (4.50% of offering price)..............              0.44
                                                                   -----------
Maximum offering price per share outstanding................       $      9.86
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $62,068,703
                                                                   ===========
Shares of beneficial interest outstanding...................         6,593,187
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.41
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   684,334
                                                                   ===========
Shares of beneficial interest outstanding...................            72,644
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.41
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   120,859
  Interest..................................................    3,183,928
                                                              -----------
    Total income............................................    3,304,787
                                                              -----------
Expenses:
  Management................................................      256,013
  Distribution--Class B.....................................      238,244
  Distribution--Class C.....................................        1,602
  Service--Class A..........................................       26,723
  Service--Class B..........................................       79,415
  Service--Class C..........................................          534
  Transfer agent............................................       81,992
  Custodian.................................................       43,926
  Shareholder communication.................................       34,016
  Amortization of organization expense......................       20,667
  Registration..............................................       20,642
  Professional..............................................       17,371
  Recordkeeping.............................................       15,875
  Trustees..................................................        1,358
  Miscellaneous.............................................       11,576
                                                              -----------
    Total expenses..........................................      849,954
                                                              -----------
Net investment income.......................................    2,454,833
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,239,151)
  Option transactions.......................................       (6,889)
  Foreign currency transactions.............................     (209,687)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,455,727)
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................     (830,821)
  Translation of assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      117,520
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (713,301)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,169,028)
                                                              -----------
Net increase in net assets resulting from operations........  $   285,805
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 1999*           1998
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  2,454,833   $  4,237,985
  Net realized gain (loss) on investments...................    (1,239,151)       870,013
  Net realized gain (loss) on foreign currency
    transactions............................................      (209,687)        84,933
  Net realized loss on option transactions..................        (6,889)       (58,477)
  Net change in unrealized depreciation on investments......      (830,821)    (1,711,052)
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    foreign currency forward contracts......................       117,520       (120,882)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......       285,805      3,302,520
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (779,715)    (1,361,694)
    Class B.................................................    (2,067,640)    (3,579,831)
    Class C.................................................       (15,546)          (213)
  In excess of net investment income:
    Class A.................................................            --        (27,470)
    Class B.................................................            --        (72,218)
    Class C.................................................            --             (4)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....    (2,862,901)    (5,041,430)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     4,214,114      8,072,354
    Class B.................................................     6,890,593     35,572,822
    Class C.................................................     2,620,986         90,944
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       481,980      1,057,437
    Class B.................................................     1,333,021      2,923,414
    Class C.................................................         9,101            216
                                                              ------------   ------------
                                                                15,549,795     47,717,187
  Cost of shares redeemed:
    Class A.................................................    (3,946,859)    (6,068,979)
    Class B.................................................   (10,533,471)   (14,736,037)
    Class C.................................................    (2,011,189)            --
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (941,724)    26,912,171
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    (3,518,820)    25,173,261
NET ASSETS:
Beginning of period.........................................    87,967,421     62,794,160
                                                              ------------   ------------
End of period...............................................  $ 84,448,601   $ 87,967,421
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (507,760)  $    (99,692)
                                                              ============   ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                        February 28*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    1999+             1998              1997
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................       $  9.71          $  9.91           $ 10.00
                                                                   -------          -------           -------
Net investment income.......................................          0.30             0.60              0.54
Net realized and unrealized gain (loss) on investments......         (0.23)           (0.09)             0.07
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................         (0.01)           (0.01)             0.05
                                                                   -------          -------           -------
Total from investment operations............................          0.06             0.50              0.66
                                                                   -------          -------           -------
Less dividends and distributions:
  From net investment income................................         (0.35)           (0.69)            (0.54)
  From net realized gain on investments.....................            --               --             (0.21)
  In excess of net investment income........................            --            (0.01)               --
                                                                   -------          -------           -------
Total dividends and distributions...........................         (0.35)           (0.70)            (0.75)
                                                                   -------          -------           -------
Net asset value at end of period............................       $  9.42          $  9.71           $  9.91
                                                                   =======          =======           =======
Total investment return (a).................................          0.60%            5.17%             6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          6.32%++          6.14%             6.46%++
    Net expenses............................................          1.43%++          1.38%             1.15%++
    Expenses (before reimbursement).........................          1.43%++          1.42%             1.49%++
Portfolio turnover rate.....................................           148%             325%              323%
Net assets at end of period (in 000's)......................       $21,696           $21,603             $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                     Class C
         ----------------------------------------------      ------------------------------
         Six months                        February 28*      Six months      September 1**
           ended          Year ended         through           ended            through
          June 30,       December 31,      December 31,       June 30,        December 31,
           1999+             1998              1997            1999+              1998
         ----------      ------------      ------------      ----------      --------------
          $  9.70          $  9.91           $ 10.00          $  9.70           $  9.59
          -------          -------           -------          -------           -------
             0.26             0.54              0.48             0.26              0.21
            (0.23)           (0.11)             0.07            (0.23)             0.10
            (0.01)           (0.01)             0.05            (0.01)             0.01
          -------          -------           -------          -------           -------
             0.02             0.42              0.60             0.02              0.32
          -------          -------           -------          -------           -------
            (0.31)           (0.62)            (0.48)           (0.31)            (0.21)
               --               --             (0.21)              --                --
               --            (0.01)               --               --                --(b)
          -------          -------           -------          -------           -------
            (0.31)           (0.63)            (0.69)           (0.31)            (0.21)
          -------          -------           -------          -------           -------
          $  9.41          $  9.70           $  9.91          $  9.41           $  9.70
          =======          =======           =======          =======           =======
             0.21%            4.35%             6.02%            0.21%             3.41%
             5.57%++          5.39%             5.71%++          5.57%++           5.39%++
             2.18%++          2.13%             1.90%++          2.18%++           2.13%++
             2.18%++          2.17%             2.24%++          2.18%++           2.13%++
              148%             325%              323%             148%              325%
          $62,069          $66,273           $43,872          $   684           $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly

Notes to Financial Statements unaudited


as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in

MainStay Strategic Income Fund


the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 1999:

                                                         Contract        Contract       Unrealized
                                                          Amount          Amount      Appreciation/
                                                           Sold         Purchased     (Depreciation)
                                                       -------------   ------------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring
  8/18/99............................................  A$  1,995,000   $  1,276,897      $(44,295)
Canadian Dollar vs. U.S. Dollar, expiring
  8/18/99-8/26/99....................................  C$  2,748,000   $  1,885,828        27,717
Danish Krone vs. Euro, expiring 8/23/99..............  DK  3,970,000   E    533,323        (1,665)
Euro vs. U.S. Dollar, expiring 8/31/99...............  E   3,085,000   $  3,347,225       150,566
Euro vs. Danish Krone, expiring 8/23/99..............  E     658,248   DK 4,900,000         2,064
Pound Sterling vs. U.S. Dollar, expiring
  8/26/99-10/6/99....................................  L     974,900   $  1,584,175        46,724
Pound Sterling vs. Euro, expiring 8/11/99............  L     845,910   E  1,300,000        11,182
Swedish Krona vs. Euro, expiring 8/30/99.............  SK    935,000   E    103,794        (2,850)
                                                         Contract        Contract
                                                          Amount          Amount
                                                         Purchased         Sold
                                                       -------------   ------------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring 8/26/99....  C$  1,620,000   $  1,087,248         8,154
Canadian Dollar vs. U.S. Dollar, expiring 8/26/99....  C$    690,000   $    470,572        (4,012)
Euro vs. U.S. Dollar, expiring 8/16/99...............  E     438,633   $    468,000       (14,022)
                                                                                         --------
Net unrealized appreciation on foreign
  currency forward contracts.........................                                    $179,563
                                                                                         ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

MainStay Strategic Income Fund


Restricted securities held at June 30, 1999:

                                                             PRINCIPAL
                                           DATE(S) OF         AMOUNT/               6/30/99    PERCENT OF
              SECURITY                     ACQUISITION        SHARES       COST      VALUE     NET ASSETS
------------------------------------  ---------------------  ---------   --------   --------   ----------
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.8125%, due 12/21/06                     12/24/98         $ 99,671    $ 99,671   $ 99,795      0.1%
  Bank debt, Tranche C
  9.0625%, due 12/21/07                     12/24/98           99,671      99,671     99,795      0.1
FRI-MRD Corp.
  15.00%, due 1/24/02                        8/12/97          320,000     299,872    319,600      0.4
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01                 6/17/98          475,000     111,132     47,500      0.1
Metawave Communications Corp.
  Preferred Stock
  Series D                                   5/14/99            3,317           0(b)  21,892      0.0(a)
President Casinos, Inc.
  12.00%, due 9/15/01                        12/3/98           47,000      47,000     47,000      0.1
Ventas Reality L.P.
  Bank debt, Tranche A
  7.81%, due 10/30/99                        4/27/99           85,938      79,609     72,188      0.1
  Bank debt, Tranche D
  7.81%, due 4/30/03                         4/27/99          124,655     108,968    104,710      0.1
                                                                         --------   --------      ---
                                                                         $845,923   $812,480      1.0%
                                                                         ========   ========      ===

-------
(a) Less than one tenth of a percent.
(b) This preferred stock has no cost.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

MainStay Strategic Income Fund


The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at June 30, 1999:

            Currency                                   Cost                    Value
--------------------------------                     --------                 --------
Australian Dollar  A$        15                      $     10                 $     10
Euro                E   298,792                       308,963                  308,146
Pound Sterling      L       653                         1,032                    1,029
                                                     --------                 --------
                                                     $310,005                 $309,185
                                                     ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life.

Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $256,013.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $11,225 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B and Class C shares of $46,849 and $205, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $81,992.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Strategic Income Fund


CAPITAL. At June 30, 1999, New York Life held shares of Class A with a net asset value of $6,737,498 which represents 31.1% of the Class A net assets at period end. The Distributor held shares of Class B with a net asset value of $5,542,995, which represents 8.9% of the Class B net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,312 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,875 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of U.S. Government securities were $35,135 and $36,252, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $85,275 and $77,284, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  Six months ended                 Period ended
                                                   June 30, 1999+               December 31, 1998
                                             ---------------------------   ----------------------------
                                             Class A   Class B   Class C   Class A   Class B   Class C*
                                             -------   -------   -------   -------   -------   --------
Shares sold................................    433        712      275       823      3,597       9
Shares issued in reinvestment of dividends
  and
  distributions............................     50        138        1       108        297      --
                                              ----     ------     ----      ----     ------      --
                                               483        850      276       931      3,894       9
Shares redeemed............................   (405)    (1,086)    (212)     (615)    (1,492)     --
                                              ----     ------     ----      ----     ------      --
Net increase (decrease)....................     78       (236)      64       316      2,402       9
                                              ====     ======     ====      ====     ======      ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     STRATEGIC INCOME FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA17-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay
                                                              Strategic Value Fund versus S&P 500,
                                                              Lipper Flexible Portfolio Fund Average,
                                                              and Inflation--Class A, Class B, and
                                                              Class C Shares                              4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Year-by-Year and Six-Month Performance      7
                                                              Returns and Lipper Rankings                 9
                                                              Portfolio of Investments                   11
                                                              Financial Statements                       19
                                                              Notes to Financial Statements              24
                                                              The MainStay Funds                         31

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Strategic Value Fund versus S&P 500, Lipper
Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES SEC Returns: 1 Year 3.56%, Since Inception 8.36%
[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
PERIOD END                                   VALUE FUND              S&P 500*               AVERAGE+              INFLATION++
----------                               ------------------          --------           ---------------           -----------
10/22/97                                       9450.00               10000.00               10000.00               10000.00
12/31/97                                       9839.00               10243.00               10031.00               10019.00
3/31/98                                       10866.00               11672.00               10888.00               10025.00
6/30/98                                       10450.00               12057.00               11019.00               10087.00
9/30/98                                        8763.00               10857.00               10154.00               10124.00
12/31/98                                       9890.00               13170.00               11423.00               10180.00
3/31/99                                       10192.00               13827.00               11556.00               10217.00
6/30/99                                       11452.00               14803.00               12129.00               10291.00

CLASS B SHARES SEC Returns: 1 Year 3.75%, Since Inception 9.04%
[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
PERIOD END                                   VALUE FUND              S&P 500*               AVERAGE+              INFLATION++
----------                               ------------------          --------           ---------------           -----------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/31/97                                      10404.00               10243.00               10031.00               10019.00
3/31/98                                       11455.00               11672.00               10888.00               10025.00
6/30/98                                       11008.00               12057.00               11019.00               10087.00
9/30/98                                        9210.00               10857.00               10154.00               10124.00
12/31/98                                      10376.00               13170.00               11423.00               10180.00
3/31/99                                       10673.00               13827.00               11556.00               10217.00
6/30/99                                       11493.00               14803.00               12129.00               10291.00

CLASS C SHARES SEC Returns: 1 Year 7.75%, Since Inception 11.25%
[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
PERIOD END                                   VALUE FUND              S&P 500*               AVERAGE+              INFLATION++
----------                               ------------------          --------           ---------------           -----------
10/22/97                                       9450.00               10000.00               10000.00               10000.00
12/31/97                                       9839.00               10243.00               10031.00               10019.00
3/31/98                                       10866.00               11672.00               10888.00               10025.00
6/30/98                                       10450.00               12057.00               11019.00               10087.00
9/30/98                                        8763.00               10857.00               10154.00               10124.00
12/31/98                                       9890.00               13170.00               11423.00               10180.00
3/31/99                                       10192.00               13827.00               11556.00               10217.00
6/30/99                                       11452.00               14803.00               12129.00               10291.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 10/22/97 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 10/22/97. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/22/97 and includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Lipper, Inc. is an independent monitor of mutual fund performance.
  Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1999, the stock market saw a dramatic reversal. With mounting evidence of a global economic recovery beginning in April, the market's long-standing preference for large-capitalization growth stocks gave way to a focus on smaller companies and value-oriented names. Traditional value sectors, including basic materials, energy, and consumer cyclicals, showed strong advances in the second quarter of 1999. High-yield bonds and convertible securities, which tend to perform in line with equities, also advanced with the strength of the stock market. Stocks reached new highs after the Federal Reserve Board raised the federal funds rate 0.25% at the end of June and announced a neutral stance on interest rates going forward.

RESULTS AHEAD OF THE AVERAGE PEER FUND

During the first half of 1999, the MainStay Strategic Value Fund returned 15.80% for Class A shares and 15.38% for Class B and Class C shares, excluding all sales charges. All share classes dramatically outperformed the 6.24% return of the average Lipper(1) flexible portfolio fund for the six months ended June 30, 1999.

The Fund's outperformance was largely due to careful security selection and the market's move toward value-oriented sectors. Value equities, which had suffered setbacks in previous periods, moved well ahead of the stock market as a whole during the first half of 1999.(2) The Fund's high-yield bonds benefited from increased liquidity and attractive valuations during the reporting period and convertible securities provided outstanding returns as yield spreads narrowed and the stock market reached record highs.

VALUE STOCKS SHOW A STRONG RECOVERY

The equity portion of the Fund benefited from its value orientation in the first half of 1999. Adaptec is a computer data-flow systems company whose stock price rose as the company reduced expenses, restructured assets, and experienced strong demand. Union Pacific Resources, an oil and gas company, benefited from rising oil prices, restructuring, and debt reductions. The price of Nippon Telegraph & Telephone stock rose with the Japanese economic recovery, while company management focused on increasing share-holder value.

Other strong performers for the Fund included United Healthcare, which had positive earnings momentum as it actively repurchased stock, and Mark IV Industries, a leading industrial and auto parts company that shed capital-intensive divisions and focused on its core business. Georgia-Pacific also showed positive performance, with higher volume, robust pricing, and efficient operations that helped lower costs.

The stock of Service Corp. International, one of the world's leading funeral services companies, did not perform well during the reporting period, yet it is early in its cost-cutting initiatives. Shaw Industries, a floor covering manufacturer, which is leaving its retail business to focus on manufacturing, suffered as the market adjusted to its new strategy. Philip Morris, which we believe continues to trade at a significant discount to asset value, suffered from continuing litigation


-------
(1) See page 9 for additional information about Lipper, Inc.
(2) As measured by the S&P 500 Index and the S&P 500/BARRA Value Index. See page 5 for additional information about the S&P 500. The S&P 500/BARRA Value Index is a capitalization-weighted index of approximately half of the companies in the S&P 500 Index, and consists of those companies with lower price-to-book ratios. An investment cannot be made directly into an index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[PERFORMANCE CHART; LINE GRAPH]

                                                                       TOTAL RETURN %                    TOTAL RETURN %
                                                                       CLASS A SHARES                  CLASS B AND C SHARES
                                                                       --------------                  --------------------
12/97                                                                       4.11                               4.04
12/98                                                                       0.52                              -0.27
6/99                                                                       15.80                              15.38

Past performance is no guarantee of future results. See footnote * on page 9 for more information on performance.
Class C share returns reflect the historical performance of the Class B shares for periods 12/97 through 8/98.

concerns. Even so, we believe the outlook for the company is improving.

The equity portion of the Fund remains overweighted in traditional value sectors, with a commitment to securities that appear to be priced well below their asset value or earnings potential and exhibit potential catalysts or stimulus for positive change. Significant purchases included Seagate Technology, which is benefiting from its cash-rich balance sheet, earnings momentum, and share repurchases, and Smurfit-Stone Container, a paper and packaging company that may benefit from the Asian market turnaround.

The Fund also had some significant sales during the reporting period. When telephone service provider US West Inc. faced disappointing earnings, we sold the Fund's position in the stock at a profit. We also sold the Fund's position in Bank One Corp.'s stock in a profitable transaction when it reached the Fund's target valuation. The Fund also benefited when LucasVarity PLC was taken over by TRW, and we used the proceeds of the sale of LucasVarity shares to purchase additional securities for the Fund.

HIGH-YIELD BONDS AND CONVERTIBLE SECURITIES

Despite rising rates, both the high-yield and convertible portions of the Fund's portfolio showed positive returns for the first half of 1999. Strong high-yield performers included UIH Australia/Pacific, Inc., which rose on an announcement that its parent company, United International Holdings, Inc., was making an initial public offering; @Entertainment, which is being acquired by UIH; American Telecasting, which is being acquired by Sprint; and Nine West, which was acquired by Jones Apparel Group. Although health care was the worst-performing high-yield sector, through careful security selection, the Fund's overweighted health care holdings showed positive returns. Overall, the Fund's focus on B-rated issues(3) with strong asset coverage and cash-flow characteristics helped enhance yields in this portion of

-------
(3) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

the portfolio. As default rates increased, however, we sought to manage both risk and return for the Fund by concentrating on higher-rated high-yield securities.

Convertible securities also advanced, with United Globalcom, an international cable systems operator, rising strongly after an IPO for part of its European operations and a substantial investment from Microsoft. Unisys, another large holding, benefited from increased demand for its services. The Fund took some profits in United Globalcom, International Paper, Xilinx, Inc., and other securities when the stock market rose at the end of June. Other strong performers were Lodgian, a hotel company that made a strong recovery from earlier lows, and BEA Software, whose solid results overcame concerns about a year-2000 slowdown. Unfortunately, year-2000 concerns hurt performance at System Software Associates--and Sun Healthcare, a nursing home company, suffered as changing government policies impacted the company's security values.

LOOKING AHEAD

We believe that improvements in Asian economies are brightening the outlook for traditional value sectors and smaller-capitalization stocks, and we are optimistic about the future for value equities, high-yield bonds, and convertible securities in this context. Rising domestic interest rates may slow economic growth, but we see little evidence that a recession is imminent. The Fund remains committed to seeking maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                    1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A                         9.59%                    12.06%
    Class B                         8.75%                    11.25%
    Class C                         8.75%                    11.25%

   FUND SEC RETURNS*

                                    1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A                         3.56%                    8.36%
    Class B                         3.75%                    9.04%
    Class C                         7.75%                   11.25%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                    1 YEAR          LIFE OF FUND THROUGH 6/30/99
    Class A                  121 out of 213 funds     90 out of 194 funds
    Class B                  130 out of 213 funds     102 out of 194 funds
    Class C                          n/a                      n/a
    Average Lipper
    flexible portfolio fund         10.46%                   12.46%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99   INCOME    CAPITAL GAINS
    Class A    $11.67      $0.1104      $0.0000
    Class B    $11.66      $0.0691      $0.0000
    Class C    $11.66      $0.0691      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (10/22/97) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 10/22/97 through 6/30/99.

                       This page intentionally left blank

Portfolio of Investments June 30, 1999 unaudited

                                    Principal
                                     Amount           Value
                                 -----------------------------
CONVERTIBLE SECURITIES (12.5.%)+
BONDS (8.4%)

BANKS (0.7%)
Mitsubishi Bank Limited
 International Finance (Bermuda)
 Trust
 3.00%, due 11/30/02..............  $350,000       $   394,625
                                                   -----------

BROADCAST/MEDIA (0.6%)
News American Holdings, Inc. (zero
 coupon), due 3/11/13 (d).........   500,000           366,250
                                                   -----------

COMPUTER SOFTWARE & SERVICES (0.1%)
Metamor Worldwide, Inc.
 2.94%, due 8/15/04...............   100,000            81,125
                                                   -----------

COMPUTERS-NETWORKING (0.4%)
Adaptec, Inc.
 4.75%, due 2/1/04................   250,000           241,250
                                                   -----------

ELECTRONICS-SEMICONDUCTORS (1.6%)
Amkor Technologies, Inc.
 5.75%, due 5/1/03................   400,000           400,500
Cirrus Logic, Inc.
 6.00%, due 12/15/03..............   805,000           555,450
                                                   -----------
                                                       955,950
                                                   -----------
ENERGY (0.4%)
PennzEnergy Co.
 4.90%, due 8/15/08...............   250,000           253,750
                                                   -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 4/1/05 (e)............    75,000            55,875
                                                   -----------

HEALTH CARE (1.2%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02...............    25,000            19,000
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (c)(d)...........................   700,000           357,875
Roche Holdings, Inc
 Series DTC
 (zero coupon), due 4/20/10
 (c)(d)...........................   500,000           283,125
Veterinary Centers of
 America, Inc.
 5.25%, due 5/1/06................   100,000            72,000
                                                   -----------
                                                       732,000
                                                   -----------

---------
+  Percentages indicated are based on Fund net assets.

                                    Principal
                                     Amount           Value
                                 -----------------------------
INVESTMENT BANK/BROKERAGE (0.4%)
Merrill Lynch & Co., Inc
 0.25%, due 5/10/06...............  $200,000       $   205,000
                                                   -----------

OIL SERVICES (0.2%)
Loews Corp.
 3.125%, due 9/15/07..............   100,000            81,250
                                                   -----------

RETAIL (0.5%)
Home Depot, Inc.
 3.25%, due 10/1/01...............   100,000           279,750
                                                   -----------

SPECIALITY PRINTING (0.4%)
World Color Press, Inc.
 6.00%, due 10/1/07...............   250,000           236,563
                                                   -----------

TELECOMMUNICATION SERVICES (1.8%)
Bell Atlantic Financial Services,
 Inc.
 4.25%, due 9/15/05 (c)...........   100,000           102,625
 5.75%, due 4/1/03 (c)............   150,000           151,687
Global TeleSystems Group
 5.75%, due 7/1/10 (e)............   200,000           316,785
Nextel Communications, Inc.
 4.75%, due 7/1/07 (c)............   400,000           474,000
                                                   -----------
                                                     1,045,097
                                                   -----------

Total Convertible Bonds
 (Cost $4,774,146)................                   4,928,485
                                                   -----------
                                     Shares
                                    ---------
PREFERRED STOCKS (4.1%)

AUTO PARTS & EQUIPMENT (0.4%)
Tower Automotive Capital Trust
 6.75%............................     5,000           253,750
                                                   -----------

BANKS (0.2%)
National Australia Bank, Inc.
 7.875%...........................     4,000           121,500
                                                   -----------

CONTAINERS METAL & GLASS (0.2%)
Owens Illinois, Inc.
 4.75%............................     2,500           109,375
                                                   -----------

ENTERTAINMENT (0.7%)
Seagram Co. Ltd.
 7.50%............................     8,000           399,500
                                                   -----------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                     Shares           Value
                                  ----------------------------
PREFERRED STOCKS (CONTINUED)

NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.5%)
El Paso Energy Capital Trust I
 4.75%............................     6,000       $   297,000
                                                   -----------

PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.
 5.25%............................     4,000           216,000
                                                   -----------

PUBLISHING (0.2%)
Tribune Co.
 6.25%............................     4,000           112,500
                                                   -----------

REAL ESTATE INVESTMENT/MANAGEMENT (0.6%)
General Growth Properties, Inc.
 7.25% (f)(g).....................    15,000           360,000
                                                   -----------

SPECIALIZED SERVICES (0.6%)
Carriage Services Capital Trust
 7.00% (c)........................     3,000           166,875
Cendant Corp.
 7.50%............................     6,000           206,625
                                                   -----------
                                                       373,500
                                                   -----------
TELECOMMUNICATION SERVICES (0.3%)
Adelphia Communications Corp.
 5.50%, Series D..................       750           144,469
                                                   -----------
Total Preferred Stocks (Cost
 $2,285,141)......................                   2,387,594
                                                   -----------
Total Convertible Securities (Cost
 $7,059,287)......................                   7,316,079
                                                   -----------
                                    Principal
                                     Amount
                                    ---------
CORPORATE BONDS (10.0%)

AEROSPACE/DEFENSE (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06...............  $ 70,000            72,450
                                                   -----------

                                    Principal
                                     Amount           Value
                                 -----------------------------

BANKS (0.3%)
B.F. Saul Real Estate
 Investment Trust Series B
 9.75%, due 4/1/08................  $ 75,000       $    69,750
Local Financial Corp.
 11.00%, due 9/8/04...............   120,000           124,200
                                                   -----------
                                                       193,950
                                                   -----------
BROADCAST/MEDIA (1.0%)
CD Radio, Inc 14.50%, due 5/15/09
 (c)(h)...........................       295           300,900
Clear Channel Communications, Inc.
 2.625%, due 8/15/04..............   200,000           254,500
Young America Corp. Series B
 11.625%, due 2/15/06.............    75,000            52,500
                                                   -----------
                                                       607,900
                                                   -----------
BUILDING MATERIALS (0.4%)
Building One Services Corp.
 10.50%, due 5/1/09 (c)...........   225,000           214,875
                                                   -----------

CABLE TV (0.6%)
@Entertainment, Inc. Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03........    55,000            35,200
UIH Australia/Pacific, Inc. Series
 B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01........   300,000           216,000
United International Holdings,
 Inc. Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03........   165,000           108,488
                                                   -----------
                                                       359,688
                                                   -----------
CASINOS (0.5%)
International Game Technology
 8.375%, due 5/15/09 (c)..........   145,000           142,281
Penn National Gaming, Inc.
 10.625%, due 12/15/04............   140,000           140,000
                                                   -----------
                                                       282,281
                                                   -----------
CHEMICALS (0.0%) (b)
Borden Chemicals & Plastics L.P.
 9.50%, due 5/1/05................    25,000            23,875
                                                   -----------

COMMUNICATION-EQUIPMENT (0.1%)
EV International, Inc. Series A
 11.00%, due 3/15/07..............    90,000            71,100
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Principal
                                     Amount           Value
                                  ----------------------------
CORPORATE BONDS (CONTINUED)

COMPUTER SYSTEMS (0.0%) (b)
Entex Information Services, Inc.
 12.50%, due 8/1/06...............  $ 40,000       $    24,600
                                                   -----------

COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc. 11.75%, due 5/1/08..........   100,000            86,000
                                                   -----------

DOMESTIC OIL & GAS (0.3%)
Denbury Management, Inc. 9.00%,
 due 3/1/08.......................    60,000            53,550
Queens Sand Resources, Inc.
 12.50%, due 7/1/08...............   175,000           106,750
                                                   -----------
                                                       160,300
                                                   -----------
DRUGS (0.1%)
ICN Pharmaceuticals, Inc. 8.75%,
 due 11/15/08 (c).................    55,000            54,037
                                                   -----------

ELECTRICAL EQUIPMENT (0.0%) (b)
Electronic Retailing Systems
 International, Inc. (zero
 coupon), due 2/1/04
 13.25%, beginning 2/1/00.........    90,000            26,888
                                                   -----------
ENGINEERING & CONSTRUCTION (0.2%)
Cathay International
 Holdings, Inc.
 13.00%, due 4/15/08 (c)..........   140,000            56,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(i)........    80,000            31,400
                                                   -----------
                                                        87,400
                                                   -----------
ENTERTAINMENT (0.1%)
Sports Club Company, Inc. (The)
 11.375%, due 3/15/06.............    75,000            75,375
                                                   -----------

FINANCE (0.2%)
Cityscape Financial Corp. Series A
 12.75%, due 6/1/04 (i)...........   280,000            33,600
ContiFinancial Corp. 7.50%, due
 3/15/02..........................    20,000            14,000
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05...............    60,000            52,200
                                                   -----------
                                                        99,800
                                                   -----------

                                    Principal
                                     Amount           Value
                                  ----------------------------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Buenos Aires Embotelladora
 Sociedad Anonima Series B 12.00%,
 due 8/3/05 (c)...................  $ 14,000       $    11,900
                                                   -----------

HEALTH CARE (1.5%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..............    85,000            67,057
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09 (c).........     35000            34,387
Express Scripts, Inc. 9.625%, due
 6/15/09 (c)......................    35,000            35,438
Hanger Orthopedic Group, Inc.
 11.25%, due 6/15/09 (c)..........   140,000           142,100
Magellan Health Services, Inc.
 9.00%, due 2/15/08...............    85,000            72,675
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...............   210,000           155,400
MedPartners, Inc.
 6.875%, due 9/1/00...............    20,000            18,800
 7.375%, due 10/1/06..............    65,000            55,412
MultiCare Companies, Inc
 9.00%, due 8/1/07................    50,000            35,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06.............    40,000            45,800
Team Health, Inc.
 12.00%, due 3/15/09 (c)..........   110,000           112,750
Unilab Corp.
 11.00%, due 4/1/06...............    70,000            76,300
                                                   -----------
                                                       851,119
                                                   -----------
HOME BUILDING (0.1%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (c)(l)(m)....        55            55,000
                                                   -----------

HOTEL/MOTEL (0.1%)
FelCor Suites, L.P.
 7.625%, due 10/1/07..............    60,000            55,800
                                                   -----------

INDUSTRIAL (0.3%)
Generac Portable Products L.L.C.
 11.25%, due 7/1/06 (c)(e)........    40,000            44,600
Morris Materials Handling, Inc.
 9.50%, due 4/1/08................    70,000            26,950
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.........   165,000            78,375
                                                   -----------
                                                       149,925
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                    Principal
                                     Amount           Value
                                 -----------------------------
CORPORATE BONDS (CONTINUED)

LEISURE TIME (0.1%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07.............  $ 75,000       $    72,750
                                                   -----------

MEDICAL EQUIPMENT (0.1%)
Biovail Corporation International
 10.875%, due 11/15/05............    75,000            77,625
                                                   -----------

MEDICAL/NURSING HOMES (0.0%) (b)
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05...............    20,000            16,300
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)..........    50,000            24,500
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c)..........    20,000            20,400
                                                   -----------
                                                        44,900
                                                   -----------

OIL & GAS-EXPLORATION & PRODUCTION (0.4%)
Kelley Oil & Gas Corp.
 14.00%, due 4/15/03 (c)..........   150,000           152,625
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05...............    85,000            39,950
TransAmerican Energy Corp.
 13.00%, due 6/15/02 (j)..........   125,000            14,531
                                                   -----------
                                                       207,106
                                                   -----------
PAPER & FOREST PRODUCTS (0.2%)
SD Warren Co.
 Series B
 12.00%, due 12/15/04.............   100,000           107,000
                                                   -----------

PUBLISHING (0.1%)
General Media, Inc.
 10.625%, due 12/31/00............    29,000            27,550
                                                   -----------

REAL ESTATE INVESTMENT/MANAGEMENT (0.5%)
Cresent Real Estate Equities Co.
 7.50%, due 9/15/07...............   245,000           209,526
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..............    95,000            89,300

                                    Principal
                                     Amount           Value
                                 -----------------------------
REAL ESTATE INVESTMENT/MANAGEMENT (CONTINUED)
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02...............  $ 25,000       $    23,055
                                                   -----------
                                                       321,881
                                                   -----------

REAL ESTATE INVESTMENT TRUST (0.1%)
Hospitality Properties Trust
 7.00%, due 3/1/08................    80,000            69,415
                                                   -----------

RESTAURANTS (0.7%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08..............    75,000            72,188
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09..............    95,000            88,825
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(p).......   250,000           249,687
                                                   -----------
                                                       410,700
                                                   -----------
RETAIL (0.3%)
G&G Retail, Inc.
 11.00%, due 5/15/06 (c)(o).......        80            74,000
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04.............    80,000            78,600
Jo-Ann Stores, Inc.
 10.375%, due 5/1/07 (c)..........    55,000            54,175
                                                   -----------
                                                       206,775
                                                   -----------
STEEL (0.1%)
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05..............    35,000            37,144
                                                   -----------

TELECOMMUNICATION SERVICES (0.9%)
Energis, PLC
 9.75%, due 6/15/09 (c)...........    35,000            35,437
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05...............   110,000            71,500
HighwayMaster Communications, Inc.
 Series B
 13.75%, due 9/15/05..............   150,000            61,500
ICG Communications, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.........    60,000            33,000
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03........   200,000           114,000
ICO Global Communications Holdings
 Ltd.
 15.00%, due 8/1/05...............    40,000            15,600
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02........   100,000            55,000


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Principal
                                     Amount           Value
                                  ----------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATION SERVICES (CONTINUED)
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.............  $ 75,000       $    75,000
Telehub Communication Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/30/01.......    80,000            54,400
                                                   -----------
                                                       515,437
                                                   -----------
TELEPHONE (0.0%) (b)
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (j)(p)...........................   200,000            20,000
                                                   -----------

TOBACCO (0.1%)
Standard Commercial Corp.
 8.875%, due 8/1/05...............    75,000            61,875
                                                   -----------

TRANSPORTATION (0.2%)
Equimar Shipholdings Ltd. 9.875%,
 due 7/1/07.......................    35,000            23,275
Pacer International, Inc. 11.75%,
 due 6/1/07 (c)...................    75,000            72,750
                                                   -----------
                                                        96,025
                                                   -----------
Total Corporate Bonds
 (Cost  $6,243,126)...............                   5,856,746
                                                   -----------

FOREIGN BONDS (0.2%)

PUBLISHING (0.2%)
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03........ L 125,000           117,976
                                                   -----------
Total Foreign Bonds
 (Cost  $123,260).................                     117,976
                                                   -----------
LOAN ASSIGNMENTS (0.2%)

FOOD, BEVERAGES & TOBACCO (0.1%)
Domino's Pizza Inc. Bank debt,
 Tranche B
 8.8125%, due 12/21/06
 (n)(p)(q)........................    39,868            39,918
 Bank debt, Tranche C
 9.0625%, due 12/21/07
 (n)(p)(q)........................    39,868            39,918
                                                   -----------
                                                        79,836
                                                   -----------

                                    Principal
                                     Amount           Value
                                  ----------------------------
HEALTH CARE (0.1%)
Ventas Realty L.P.
 Bank debt, Tranche D
 7.81%, due 4/30/03 (n)(p)(q).....  $ 44,876       $    37,696
                                                   -----------
Total Loan Assignments (Cost
 $118,879)........................                     117,532
                                                   -----------

YANKEE BONDS (1.2%)

BROADCAST/MEDIA (0.0%) (b)
Central European Media Enterprises
 Ltd. 9.375%, due 8/15/04.........    40,000            32,000
                                                   -----------

CHEMICALS (0.2%)
Octel Developments, PLC 10.00%,
 due 5/1/06.......................   100,000           103,000
                                                   -----------

COMPUTERS (0.0%) (b)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00........   150,000            23,250
                                                   -----------

MINING (0.1%)
Echo Bay Mines Ltd. 12.00%, due
 4/1/27...........................    65,000            36,400
Glencore Nickel Pty Ltd. 9.00%,
 due 12/1/14......................    25,000            21,500
                                                   -----------
                                                        57,900
                                                   -----------
PAPER & FOREST PRODUCTS (0.1%)
Doman Industries Ltd. 12.00%, due
 7/1/04 (c).......................    40,000            38,600
                                                   -----------

STEEL, ALUMINUM & OTHER METALS (0.2%)
Ivaco, Inc. 11.50%, due 9/15/05...   120,000           124,500
                                                   -----------

TELECOMMUNICATIONS-LONG DISTANCE (0.3%)
Call-Net Enterprises, Inc (zero
 coupon), due 5/15/09
 10.80%, beginning 5/15/04........   125,000            69,063
 9.375%, due 5/15/09..............    75,000            71,438
Rogers Communications, Inc.
 8.875%, due 7/15/07..............    30,000            30,150
                                                   -----------
                                                       170,651
                                                   -----------
TELEPHONE (0.1%)
Millicom International Cellular
 S.A. (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.........    50,000            36,750
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                    Principal
                                     Amount           Value
                                  ----------------------------
YANKEE BONDS (CONTINUED)

TRANSPORTATION (0.2%)
Alpha Shipping, PLC Series A
 9.50%, due 2/15/08 (i)...........  $ 75,000       $    23,438
Cenargo International, PLC 9.75%,
 due 6/15/08......................    25,000            23,125
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (i)..........    95,000            24,819
Pacific & Atlantic (Holdings) Ltd.
 11.50%, due 5/30/08..............   190,000            75,762
                                                   -----------
                                                       147,144
                                                   -----------
Total Yankee Bonds (Cost
 $785,538)........................                     733,795
                                                   -----------
                                     Shares
                                    ---------
COMMON STOCKS (73.4%)

AEROSPACE/DEFENSE (2.0%)
Raytheon Co.
 Class A..........................    16,500         1,136,437
                                                   -----------

ALUMINUM (1.2%)
Reynolds Metals Co. ..............    12,300           725,700
                                                   -----------

AUTO PARTS & EQUIPMENT (1.5%)
Federal-Mogul Corp. ..............     9,600           499,200
Mark IV Industries, Inc. .........    18,800           397,150
                                                   -----------
                                                       896,350
                                                   -----------
BANKS (2.6%)
Bank of America Corp. ............     8,700           637,819
Washington Mutual, Inc. ..........    24,400           863,150
                                                   -----------
                                                     1,500,969
                                                   -----------
BUILDING MATERIALS (0.8%)
Sherwin-Williams Co. (The)........    16,800           466,200
                                                   -----------
CHEMICALS (2.0%)
IMC Global, Inc. .................    40,700           717,337
Lyondell Chemical Co. ............    22,700           468,188
                                                   -----------
                                                     1,185,525
                                                   -----------
COMPUTER SYSTEMS (1.0%)
Seagate Technology Inc. (a).......    22,800           584,250
                                                   -----------

COMPUTERS-NETWORKING (1.6%)
Adaptec, Inc. (a).................    26,400           932,250
                                                   -----------

                                     Shares           Value
                                  ----------------------------

CONTAINERS-METAL & GLASS (1.7%)
Owens-Illinios, Inc. (a)..........    30,400       $   993,700
                                                   -----------

CONTAINERS-PAPER (3.4%)
Smurfit-Stone Container Corp.
 (a)..............................    57,500         1,182,344
Temple-Inland, Inc. ..............    12,000           819,000
                                                   -----------
                                                     2,001,344
                                                   -----------
ELECTRIC POWER COMPANIES (5.8%)
DTE Energy Co. ...................    14,700           588,000
Energy East Corp. ................    18,400           478,400
Illinova Corp. ...................    30,000           817,500
Niagara Mohawk Holdings, Inc.
 (a)..............................    56,000           899,500
Texas Utilities Co. ..............    15,500           639,375
                                                   -----------
                                                     3,422,775
                                                   -----------
ELECTRICAL EQUIPMENT (1.7%)
Honeywell, Inc. ..................     8,700         1,008,112
                                                   -----------

ENGINEERING & CONSTRUCTION (1.2%)
Flour Corp. ......................    17,200           696,600
                                                   -----------

FINANCIAL-MISCELLANEOUS (2.2%)
Citigroup, Inc. ..................    17,700           840,750
Equitable Cos., Inc. (The)........     7,100           475,700
                                                   -----------
                                                     1,316,450
                                                   -----------
FOOD (0.7%)
ConAgra, Inc. ....................    16,100           428,663
                                                   -----------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (a)......................     4,827            16,894
                                                   -----------

HEALTH CARE (2.8%)
CIGNA Corp. ......................     3,500           311,500
United HealthCare Corp. ..........    20,900         1,308,862
                                                   -----------
                                                     1,620,362
                                                   -----------
HEAVY DUTY TRUCKS (0.6%)
Dana Corp. .......................     7,500           345,469
                                                   -----------

HOTEL/MOTEL (1.5%)
Harrah's Entertainment, Inc.
 (a)..............................    40,000           880,000
                                                   -----------

HOUSEWARES (0.9%)
Tupperware Corp. .................    20,000           510,000
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Shares           Value
                                   ---------------------------
COMMON STOCKS (CONTINUED)

INSURANCE (5.0%)
Allstate Corp. (The)..............    30,000       $ 1,076,250
Chubb Corp. (The).................    10,000           695,000
Conseco, Inc. ....................    13,100           398,731
MGIC Investment Corp. ............    16,500           773,438
                                                   -----------
                                                     2,943,419
                                                   -----------
MACHINERY-DIVERSIFIED (1.7%)
American Standard Cos. Inc. (a)...    20,900           990,137
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (2.8%)
Coastal Corp. (The)...............    28,300         1,132,000
El Paso Energy Corp. .............    15,100           531,331
                                                   -----------
                                                     1,663,331
                                                   -----------
OIL & GAS SERVICES (9.3%)
Noble Affiliates, Inc. ...........    33,000           930,188
Tosco Corp. ......................    47,000         1,219,062
Union Pacific Resources Group,
 Inc. ............................    80,900         1,319,681
Unocal Corp. .....................    25,500         1,010,438
Valero Energy Corp. ..............    44,700           958,256
                                                   -----------
                                                     5,437,625
                                                   -----------
OIL-INTEGRATED DOMESTIC (2.1%)
Kerr-McGee Corp. .................    24,280         1,218,553
                                                   -----------

OIL-INTEGRATED INTERNATIONAL (1.5%)
Texaco Inc. ......................     13800           862,500
                                                   -----------

PAPER & FOREST PRODUCTS (1.8%)
Georgia-Pacific Group.............    12,600           596,925
International Paper Co. ..........     9,300           469,650
                                                   -----------
                                                     1,066,575
                                                   -----------
POLLUTION CONTROL (0.7%)
Browning-Ferris Industries,
 Inc. ............................     9,500           408,500
                                                   -----------

RETAIL (4.6%)
Federated Department Stores, Inc.
 (a)..............................    19,100         1,011,106
K-Mart Corp. (a)..................    34,800           572,025
Payless ShoeSource, Inc. (a)......    11,800           631,300
Saks Inc. (a).....................    15,000           433,125
                                                   -----------
                                                     2,647,556
                                                   -----------
SPECIALIZED SERVICES (1.1%)
Service Corp. International.......    32,700           629,475
                                                   -----------

                                      Shares           Value
                                   ----------------------------
STEEL (1.4%)
USX-U.S. Steel Group...............    30,000       $   810,000
                                                    -----------

TELEPHONE (1.0%)
Nippon Telegraph & Telephone Corp.
 ADR (r)...........................     9,000           563,625
                                                    -----------

TEXTILE-APPAREL MANUFACTURERS (1.4%)
Liz Claiborne, Inc. ...............    23,000           839,500
                                                    -----------

TEXTILES-HOME FURNISHINGS (0.7%)
Shaw Industries, Inc. (a)..........    25,000           412,500
                                                    -----------

TOBACCO (2.3%)
Philip Morris Companies, Inc. .....    31,200         1,253,850
RJ Reynolds Tobacco Holdings, Inc.
 (a)...............................     2,833            89,250
                                                    -----------
                                                      1,343,100
                                                    -----------
TOYS (0.8%)
Mattel, Inc. ......................    18,700           494,381
                                                    -----------
Total Common Stocks
 (Cost $37,715,824)................                  42,998,827
                                                    -----------

PREFERRED STOCKS (0.3%)

BROADCAST/MEDIA (0.1%)
Spanish Broadcasting System, Inc.
 14.25% (k)........................        59            63,917
                                                    -----------

TELECOMMUNICATION SERVICES (0.2%)
Nextel Communications, Inc. 13.00%,
 Series D (k)......................       103           111,875
                                                    -----------
Total Preferred Stocks (Cost
 $172,560).........................                     175,792
                                                    -----------

WARRANTS (0.0%) (b)

CABLE TV (0.0%) (b)
@Entertainment, Inc. expire 7/15/08
 (a)...............................       660             7,920
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)................        30                30
                                                    -----------
                                                          7,950
                                                    -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                     Shares           Value
                                  ----------------------------
WARRANTS (CONTINUED)

TELECOMMUNICATION SERVICES (0.0%) (b)
HighwayMaster Communications, Inc.
 expire 9/15/05 (a)(c)............        85       $         1
Telehub Communications Corp.
 expire 7/31/05 (a)(c)............        80               320
                                                   -----------
                                                           321
                                                   -----------
Total Warrants
 (Cost $6,510)....................                       8,271
                                                   -----------
                                    Principal
                                     Amount
                                    ---------
SHORT-TERM INVESTMENTS (1.2%)

COMMERCIAL PAPER (1.2%)
Ford Motor Credit Corp. 5.65%, due
 7/1/99...........................  $695,000           695,000
                                                   -----------
Total Commercial Paper
 (Cost $695,000)..................                     695,000
                                                   -----------

SHORT-TERM LOAN ASSIGNMENT (0.0%) (b)
HEALTH CARE (0.0%) (b)
Ventas Realty L.P.
 Bank debt, Tranche A
 7.81%, due 10/30/99 (n)(p)(q)....    27,500            23,100
                                                   -----------
Total Short-Term Loan Assignment
 (Cost $25,696)...................                      23,100
                                                   -----------
Total Short-Term Investments
 (Cost $720,696)..................                     718,100
                                                   -----------
Total Investments
 (Cost $52,945,680) (s)...........      99.0%       58,043,118(t)
Cash and Other Assets,
 Less Liabilities.................       1.0           560,120
                                    --------       -----------
Net Assets........................     100.0%      $58,603,238
                                    ========       ===========

-------

(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(e) Eurobond-bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f)  PIERS-Preferred Income Equity Redeemable Stock.
(g) Depository Shares-each share represents 0.025 shares of 7.25% Preferred Income Equity Redeemable Stock, Series
     A.
(h) 295 units-each unit reflects $1,000 principal amount of 14.50% Senior Notes plus 3 warrants to acquire 10.95 shares of common stock at $28.60 per share at a future date.
(i)  Issue in default.
(j)  Issuer in bankruptcy.
(k) PIK ("Payment in Kind")-dividend payment is made with additional securities.
(l) 55 units-each unit reflects $1,000 principal amount of 14.50% Senior Subordinated Notes plus rights to acquire ordinary and preferred shares at a future date.
(m) CIK ("Cash in Kind")-interest payment is made with cash or additional securities.
(n)  Floating rate. Rate shown is the rate in effect at June
     30, 1999.
(o) 80 units -- each unit reflects $1,000 principal amount of 11.00% Senior Notes plus 0.07956 warrant to acquire 1 share of common stock at $0.01 per share at a future date.
(p)  Restricted security.
(q)  Multiple tranche facilities.
(r)  ADR -- American Depository Receipt.
(s)  The cost for Federal income tax purposes is $53,635,058.
(t)  At June 30, 1999, net unrealized appreciation was
     $4,408,060, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,689,762 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,281,702.
(L)  Security denominated in British Pound Sterling.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $52,945,680)..............................................       $58,043,118
Cash........................................................            51,249
Receivables:
  Investment securities sold................................         1,281,551
  Dividends and interest....................................           297,469
  Fund shares sold..........................................           107,900
Unrealized appreciation or foreign currency forward
  contracts.................................................             6,680
Unamortized organization expense............................           122,411
                                                                   -----------
        Total assets........................................        59,910,378
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           910,390
  MainStay Management.......................................            38,092
  NYLIFE Distributors.......................................            36,155
  Fund shares redeemed......................................            22,805
  Custodian.................................................            17,229
  Transfer agent............................................            14,105
  Trustees..................................................               493
Accrued expenses............................................            92,166
Dividend payable............................................           175,705
                                                                   -----------
        Total liabilities...................................         1,307,140
                                                                   -----------
Net assets..................................................       $58,603,238
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,459
  Class B...................................................            33,657
  Class C...................................................               118
Additional paid-in capital..................................        53,139,421
Accumulated distribution in excess of net investment
  income....................................................           (22,633)
Accumulated undistributed net realized gain on
  investments...............................................           300,052
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            32,046
Net unrealized appreciation on investments..................         5,097,438
Net unrealized appreciation on foreign currency forward
  contracts.................................................             6,680
                                                                   -----------
Net assets..................................................       $58,603,238
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,216,075
                                                                   ===========
Shares of beneficial interest outstanding...................         1,645,919
                                                                   ===========
Net asset value per share outstanding.......................       $     11.67
Maximum sales charge (5.50% of offering price)..............              0.68
                                                                   -----------
Maximum offering price per share outstanding................       $     12.35
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $39,250,044
                                                                   ===========
Shares of beneficial interest outstanding...................         3,365,723
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.66
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   137,119
                                                                   ===========
Shares of beneficial interest outstanding...................            11,755
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.66
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  420,362
  Interest..................................................     623,427
                                                              ----------
    Total income............................................   1,043,789
                                                              ----------
Expenses:
  Management................................................     209,892
  Distribution--Class B.....................................     141,947
  Distribution--Class C.....................................         395
  Transfer agent............................................      82,398
  Service--Class A..........................................      22,510
  Service--Class B..........................................      47,314
  Service--Class C..........................................         134
  Shareholder communication.................................      32,288
  Custodian.................................................      30,923
  Registration..............................................      18,331
  Amortization of organization expense......................      18,248
  Professional..............................................      15,279
  Recordkeeping.............................................      10,922
  Trustees..................................................         815
  Miscellaneous.............................................       9,385
                                                              ----------
    Total expenses..........................................     640,781
                                                              ----------
Net investment income.......................................     403,008
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................   1,455,559
  Foreign currency transactions.............................      32,046
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................   1,487,605
                                                              ----------
Net change in unrealized depreciation on investments:
  Security transactions.....................................   6,109,642
  Foreign currency forward transactions.....................      16,970
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   6,126,612
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   7,614,217
                                                              ----------
Net increase in net assets resulting from operations........  $8,017,225
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $206.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       Year ended
                                                               June 30,     December 31,
                                                                 1999*          1998
                                                              -----------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   403,008   $   507,272
  Net realized gain (loss) on investments...................    1,455,559    (1,159,336)
  Net realized gain on foreign currency transactions........       32,046            --
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    6,109,642    (1,468,668)
  Net change in unrealized (depreciation) on foreign
    currency forward contracts..............................       16,970       (10,290)
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    8,017,225    (2,131,022)
                                                              -----------   -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (180,977)     (263,908)
    Class B.................................................     (239,439)     (287,423)
    Class C.................................................         (766)         (355)
  From net realized gain on investments:
    Class A.................................................           --       (14,617)
    Class B.................................................           --       (31,491)
    Class C.................................................           --           (68)
                                                              -----------   -----------
      Total dividends and distributions to shareholders.....     (421,182)     (597,862)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,323,517     8,115,590
    Class B.................................................    3,751,750    38,978,176
    Class C.................................................       94,418        95,601
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       96,514       295,580
    Class B.................................................      140,467       358,344
    Class C.................................................          101           301
                                                              -----------   -----------
                                                                5,406,767    47,843,592
  Cost of shares redeemed:
    Class A.................................................   (2,578,880)   (3,538,565)
    Class B.................................................   (8,324,148)  (10,948,174)
    Class C.................................................      (54,120)      (16,703)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (5,550,381)   33,340,150
                                                              -----------   -----------
      Net increase in net assets............................    2,045,662    30,611,266
NET ASSETS:
Beginning of period.........................................   56,557,576    25,946,310
                                                              -----------   -----------
End of period...............................................  $58,603,238   $56,557,576
                                                              ===========   ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (22,633)  $    (4,459)
                                                              ===========   ===========

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                        October 22*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    1999+             1998              1997
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................        $10.18           $10.29            $10.00
                                                                    ------           ------            ------
Net investment income.......................................          0.10             0.15              0.03
Net realized and unrealized gain (loss) on investments......          1.50            (0.10)             0.38
                                                                    ------           ------            ------
Total from investment operations............................          1.60             0.05              0.41
                                                                    ------           ------            ------
Less dividends and distributions:
  From net investment income................................         (0.11)           (0.15)            (0.03)
  From net realized gain on investments.....................            --            (0.01)            (0.09)
                                                                    ------           ------            ------
Total dividends and distributions...........................         (0.11)           (0.16)            (0.12)
                                                                    ------           ------            ------
Net asset value at end of period............................        $11.67           $10.18            $10.29
                                                                    ======           ======            ======
Total investment return (a).................................         15.80%            0.52%             4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          1.95%++          1.49%             1.66%++
    Expenses................................................          1.78%++          1.79%             2.73%++
Portfolio turnover rate.....................................            68%             203%               29%
Net assets at end of period (in 000's)......................        $19,216         $17,946           $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       Class B                                     Class C
    ----------------------------------------------      ------------------------------
    Six months                        October 22*       Six months      September 1**
      ended          Year ended         through           ended            through
     June 30,       December 31,      December 31,       June 30,        December 31,
      1999+             1998              1997            1999+              1998
    ----------      ------------      ------------      ----------      --------------
      $10.17           $10.29            $10.00           $10.17             $9.15
      ------           ------            ------           ------            ------
        0.07             0.08              0.02             0.07              0.05
        1.49            (0.11)             0.38             1.49              1.03
      ------           ------            ------           ------            ------
        1.56            (0.03)             0.40             1.56              1.08
      ------           ------            ------           ------            ------
       (0.07)           (0.08)            (0.02)           (0.07)            (0.05)
          --            (0.01)            (0.09)              --             (0.01)
      ------           ------            ------           ------            ------
       (0.07)           (0.09)            (0.11)           (0.07)            (0.06)
      ------           ------            ------           ------            ------
      $11.66           $10.17            $10.29           $11.66            $10.17
      ======           ======            ======           ======            ======
       15.38%           (0.27%)            4.04%           15.38%            11.77%
        1.20%++          0.74%             0.91%++          1.20%++           0.74%++
        2.53%++          2.54%             3.48%++          2.53%++           2.54%++
          68%             203%               29%              68%              203%
     $39,250          $38,528           $12,325             $137               $84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield debt securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result

Notes to Financial Statements unaudited


by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the

MainStay Strategic Value Fund


contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 1999:

                                                               Contract     Contract
                                                                Amount       Amount      Unrealized
Foreign Currency Sale Contracts                                  Sold       Purchased   Appreciation
-------------------------------                               -----------   ---------   ------------
Japanese Yen vs. U.S. Dollar, expiring 9/16/99..............  Y55,000,000   $463,080       $3,335
Pound Sterling vs. U.S. Dollar, expiring 9/8/99 - 10/6/99...  L    68,400    111,249        3,345
                                                                                           ------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                               $6,680
                                                                                           ======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted securities held at June 30, 1999:

                                                                                        Percent
                                       Acquisition   Principal              6/30/99        of
Security                                  Date        Amount       Cost      Value     Net Assets
--------                               -----------   ---------   --------   --------   ----------
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.8125%, due 12/21/06..............   12/24/98     $ 39,868    $ 39,868   $ 39,918      0.1%
  Bank debt, Tranche C
  9.0625%, due 12/21/07..............   12/24/98       39,868      39,868     39,918      0.1
FRI-MRD Corp.
  15.00%, due 1/24/02................    1/14/98      250,000     253,021    249,687      0.4
International Wireless Communications
  Holdings, Inc.
  (zero coupon), due 8/15/01.........    6/22/98      200,000      46,613     20,000      0.0(a)
Ventas Realty L.P.
  Bank debt, Tranche A
  7.81%, due 10/30/99................    4/27/99       27,500      25,696     23,100      0.0(a)
  Bank debt, Tranche D
  7.81%, due 4/30/03.................    4/27/99       44,876      39,143     37,696      0.1
                                                                 --------   --------      ---
                                                                 $444,209   $410,319      0.7%
                                                                 ========   ========      ===

-------

(a)  Less than one tenth of a percent.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which many differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend

MainStay Strategic Value Fund

income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $209,892.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $7,417 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B shares of $69,746 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $82,398.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 1999, New York Life held shares of Class A and Class B with net asset values of $1,198,232 and $10,897,324, respectively. This represents 6.2% and 27.8%, respectively, of the net assets at period end for Class A and Class B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $838 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,922 for the six months ended June 30, 1999.

MainStay Strategic Value Fund


NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, capital loss carryforwards of $466,129 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $10,418 of qualifying foreign exchange losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $37,870 and $42,913, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                Six months ended                     Period ended
                                                 June 30, 1999+                   December 31, 1998
                                           ---------------------------       ----------------------------
                                           Class A   Class B   Class C       Class A   Class B   Class C*
                                           -------   -------   -------       -------   -------   --------
Shares sold..............................    120       344        9            756      3,629       10
Shares issued in reinvestment of
  dividends and distributions............      9        14        -(a)          29         30        -
                                            ----      ----       --           ----     ------       --
                                             129       358        9            785      3,659       10
Shares redeemed..........................   (246)     (780)      (5)          (345)    (1,069)      (2)
                                            ----      ----       --           ----     ------       --
Net increase (decrease)..................   (117)     (422)       4            440      2,590        8
                                            ====      ====       ==           ====     ======       ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                                                                              31
                                                                               -

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     STRATEGIC VALUE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Strategic Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA18-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay Tax
                                                              Free Bond Fund versus Lehman Brothers
                                                              Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              20
                                                              The MainStay Funds                         25

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -4.41%, 5 Year 4.46%, 10 Year 5.33%

                                                 MAINSTAY TAX FREE BOND     LEHMAN BROTHERS MUNICIPAL
PERIOD END                                                FUND                     BOND INDEX*                 INFLATION+
----------                                       ----------------------     -------------------------          ----------
6/89                                                     9450.00                    10000.00                    10000.00
6/90                                                     9825.00                    10681.00                    10467.00
6/91                                                    10525.00                    11643.00                    10959.00
6/92                                                    11752.00                    13014.00                    11298.00
6/93                                                    13050.00                    14570.00                    11637.00
6/94                                                    12903.00                    14595.00                    11926.00
6/95                                                    13648.00                    15882.00                    12289.00
6/96                                                    14392.00                    16937.00                    12627.00
6/97                                                    15545.00                    18334.00                    12917.00
6/98                                                    16787.00                    19922.00                    13134.00
6/99                                                    16802.00                    20472.00                    13277.00

CLASS B AND CLASS C SHARESClass B SEC Returns: 1 Year -5.15%, 5 Year 4.91%, 10 Year 5.72%
                              Class C SEC Returns: 1 Year -1.16%, 5 Year 5.24%,
10 Year 5.72%

                                                 MAINSTAY TAX FREE BOND     LEHMAN BROTHERS MUNICIPAL
PERIOD END                                               FUND                      BOND INDEX*                 INFLATION+
----------                                       ----------------------     -------------------------          ----------
6/89                                                    10000.00                    10000.00                    10000.00
6/90                                                    10288.00                    10681.00                    10467.00
6/91                                                    11020.00                    11643.00                    10959.00
6/92                                                    12305.00                    13014.00                    11298.00
6/93                                                    13665.00                    14570.00                    11637.00
6/94                                                    13511.00                    14595.00                    11926.00
6/95                                                    14288.00                    15882.00                    12289.00
6/96                                                    15033.00                    16937.00                    12627.00
6/97                                                    16207.00                    18334.00                    12917.00
6/98                                                    17466.00                    19922.00                    13134.00
6/99                                                    17439.00                    20472.00                    13277.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1999, the U.S. economy remained stronger than earlier estimates. Concerns that troubled foreign economies and an overspent American consumer would slow the demand for domestic products and services faded into the background. Following Brazil's currency devaluation and an upsurge in the Japanese stock market, global economies steadily improved. With low unemployment and the wealth created by a rising stock market, consumer spending remained strong.

Although low unemployment raised concerns that companies would need to raise wages to attract new workers, inflation remained relatively benign. Seeking to prevent future inflation, in May the Federal Reserve Board announced a bias toward higher interest rates, and at the end of June it raised the targeted federal funds rate by 0.25%, leaving the discount rate untouched. Given the Federal Reserve's advance signals, interest rates increased throughout the first half of the year, which had a negative impact on prices in most high-grade bond sectors, including municipals.

PERFORMANCE CHALLENGES IN A DECLINING MARKET

For the six-month period ended June 30, 1999, the MainStay Tax Free Bond Fund returned -2.80% for Class A shares and -2.92% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -1.82% return of the average Lipper(1) general municipal debt fund during the first half of 1999.

The Fund underperformed its peers largely as a result of two factors. First, the Fund was positioned with a long duration(2) throughout the reporting period, which had a negative impact on performance in a steadily rising interest-rate environment. Second, the Fund is not allowed to invest in low-quality (or "junk") municipals, which may have placed it at a disadvantage to some municipal funds. While the Fund may invest in securities rated in any of the top four rating categories by Moody's or S&P, during the reporting period we concentrated primarily on securities in the higher rating categories, believing that the additional yield on bonds in the lower rating categories available to the Fund was insufficient to justify the risks involved.

STRATEGIC MANAGEMENT DECISIONS

The Fund's positioning during the first half of 1999 reflected the early consensus view that rates might decline to maintain economic growth in a challenging global environment. The decision to maintain a long duration had a negative impact throughout the reporting period, despite signals that inflation might remain low and that consumer spending might decrease, slowing economic growth. Had the savings rate remained in its usual 4% range, our duration strategy might have proved beneficial, but in June consumers actually spent more than they earned. The unusual combination of low unemployment and low inflation also supported the Fund's positioning, but neither the Federal Reserve nor the market believed

-------
(1) See page 9 for additional information about Lipper, Inc.

(2) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
6/99                                                                             -2.80

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

PERIOD END                                                                  TOTAL RETURN %
----------                                                                ------------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
6/99                                                                             -2.92

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

this combination could be sustained, which resulted in rising interest rates.

Given recent financial problems in the hospital sector, the Fund remained underweighted in these securities, which proved beneficial for the Fund's overall performance. During the reporting period, the Fund was overweighted in water, sewer, and general obligation bonds with AAA and AA ratings.(3) The overall credit quality of the securities in the Fund's investment portfolio was AA as of June 30, 1999, representing a high-quality municipal bond portfolio.

STRONG AND WEAK PERFORMERS

In a rising interest-rate environment, most municipal bonds declined in value. Among the best-performing securities in the Fund's portfolio were higher-coupon,

-------
(3) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

short-call bonds. Stanford University 5.2% bonds maturing 12/1/27 contributed positively to the Fund's relative performance. The issue's coupon held up well and the bonds were purchased near a low point in the market, which helped them provide stronger performance than other securities in the portfolio.

Most bonds carry a call provision, generally about ten years after issuance. If the issuer wants to take advantage of lower interest rates and refinance before the call date, the bonds can be prerefunded. In a prerefunding, new bonds are issued and the proceeds are used to purchase Treasury securities that mature near the same date as the original issue's call date. These securities are escrowed and used to pay interest until the first call date, at which time the principal is paid. Prerefundings may provide large gains for bondholders because the municipals in effect become tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years. Although the Fund's Foothill/Eastern Corridor Agency bonds are not scheduled to prerefund until July, the market's knowledge of the imminent prerefunding helped increase the price of the bonds, which contributed positively to the Fund's performance.

The worst performing bonds in the Fund's portfolio were long-duration bonds, including zero-coupon, discount, and noncallable bonds, which had benefited the Fund as interest rates declined in 1998. Wyandotte, Kansas 4.5% bonds due 9/1/28 underperformed as their low coupon and long duration detracted from performance in a rising rate environment. Metropolitan Pier and Exposition zero-coupon bonds due 6/15/20 also underperformed during the reporting period, despite strong return potential over the long-term.

LOOKING AHEAD

The Fund continues to have a longer duration than its peers and we anticipate maintaining this position until new information changes our view of future inflation. We will continue to concentrate on high-quality securities, seeking yield advantages and diversification by state, municipal sector, coupon, and maturity. Whatever the markets may bring, the Fund will seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

James Flood
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                          LIFE OF FUND
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/99
    Class A             0.09%     5.42%       5.81%          6.00%
    Class B            -0.16%     5.24%       5.72%          5.93%
    Class C            -0.16%     5.24%       5.72%          5.93%

   FUND SEC RETURNS*

                                                          LIFE OF FUND
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/99
    Class A            -4.41%     4.46%       5.33%          5.63%
    Class B            -5.15%     4.91%       5.72%          5.93%
    Class C            -1.16%     5.24%       5.72%          5.93%

   FUND LIPPER + RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                            LIFE OF FUND
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/99
    Class A            228 out of  n/a         n/a        144 out of
                       260 funds                          176 funds

    Class B            236 out of  145 out of  76 out of  52 out of
                       260 funds   155 funds   76 funds   54 funds
    Class C            n/a         n/a         n/a        n/a

    Average Lipper
    general municipal
    debt fund          1.14%       6.18%       6.85%      7.29%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $9.68       $0.2400      $0.0000
    Class B     $9.69       $0.2274      $0.0000
    Class C     $9.69       $0.2274      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes vary after this date based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
                             --------------------------------
LONG-TERM MUNICIPAL BONDS (97.2%)+

ALABAMA (0.8%)
Birmingham Alabama Airport
 Authority Revenue, Series A
 7.375%, due 7/1/10 (a).......  $ 3,600,000      $  3,732,948
                                                 ------------

CALIFORNIA (16.3%)
Alvord California Unified
 School District
 Series B
 5.50%, due 8/1/27............    4,560,000         4,603,092
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series A
 5.625%, due 7/1/23...........      900,000           884,295
 Stanford University
 Series N
 5.20%, due 12/1/27 (b).......   21,920,000        21,289,800
California State University
 Revenue & Colleges
 Housing System
 5.90%, due 11/1/21...........    2,100,000         2,220,750
Escondido California Union
 High School District Capital
 (zero coupon), due 11/1/16
 (d)..........................    3,500,000         1,386,875
 (zero coupon), due 11/1/17
 (d)..........................    7,115,000         2,659,231
 (zero coupon), due 11/1/18
 (d)..........................    1,860,000           655,650
 (zero coupon), due 11/1/19
   (d)........................    3,500,000         1,163,750
 (zero coupon), due 11/1/20
 (d)..........................    7,000,000         2,196,250
Foothill-Eastern
 Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/26....    5,000,000         1,125,000
 (zero coupon), due 1/1/27....   56,105,000        11,992,443
 (zero coupon), due 1/1/28....   23,540,000         4,737,425
 (zero coupon), due 1/1/29....    1,200,000           228,000
 (zero coupon), due 1/1/30....    1,270,000           228,600
Inglewood Redevelopment
 Agency Tax Allocation
 Series A
 5.25%, due 5/1/17............    1,000,000         1,003,750
Laguna Salada Union
 School District, Series B
 (zero coupon), due 8/1/23....    1,300,000           347,750
Palo Alto California Unified
 School District, Series B
 5.375%, due 8/1/18...........    1,275,000         1,278,188

----------
+ Percentages indicated are based on Fund net assets.


                                 Principal
                                  Amount            Value
                            --------------------------------
CALIFORNIA (CONTINUED)
San Joaquin Hills California
 Transportation Corridor
 Agency Toll Road Revenue
 (zero coupon), due 1/1/16
 (d)..........................  $   750,000      $    315,938
 (zero coupon), due 1/1/19
 (d)..........................   13,915,000         4,870,250
 (zero coupon), due 1/1/22
 (d)..........................   20,500,000         6,098,750
 (zero coupon), due 1/1/28
 (d)..........................   13,450,000         2,858,125
Santa Monica-Malibu Unified
 School District
 (zero coupon), due 8/1/23....    4,000,000         1,065,000
                                                 ------------
                                                   73,208,912
                                                 ------------
FLORIDA (2.7%)
Florida State Department of
 Transportation
 Right of Way
 5.375%, due 7/1/26...........   12,040,000        11,994,850
                                                 ------------

GEORGIA (3.3%)
Atlanta Georgia Water &
 Wastewater Revenue, Series A
 5.50%, due 11/1/22...........    7,500,000         7,696,875
Cherokee County Georgia
 Water & Sewer Authority
 Revenue
 5.20%, due 8/1/25............    5,355,000         5,234,513
Georgia Municipal Electric
 Authority Power Revenue
 Series Y
 6.50%, due 1/1/17............    2,000,000         2,262,500
                                                 ------------
                                                   15,193,888
                                                 ------------
ILLINOIS (16.5%)
Chicago Board of Education
 Chicago School Reform
 5.75%, due 12/1/20...........    8,000,000         8,175,360
 5.75%, due 12/1/27...........   10,000,000        10,199,400
Chicago Illinois Building
 Acquisition Certificates
 5.40%, due 1/1/18............    3,320,000         3,311,700
Chicago Illinois Gas Supply
 Revenue
 Peoples Gas, Light & Coke Co.
 Series A
 8.10%, due 5/1/20 (a)........    2,000,000         2,103,840
Chicago Illinois Midway
 Airport
 Revenue, Series A
 5.50%, due 1/1/29............    9,145,000         9,110,706
Chicago Illinois O'Hare
 International Airport Revenue
 Series A
 5.50%, due 1/1/16 (a)........    1,000,000           997,500
Chicago Illinois Sales Tax
 Revenue
 5.375%, due 1/1/27...........   18,500,000        18,130,000


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                 Principal
                                  Amount            Value
                             --------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Health Facilities
 Authority
 Revenue Glenoaks Hospital
 Hinsdale Hospital
 Series B
 9.00%, due 11/15/15 (d)......  $ 1,785,000      $  1,946,506
 Series C
 9.50%, due 11/15/19 (d)......    5,220,000         5,722,686
 Series E
 9.50%, due 11/15/19 (d)......      810,000           888,003
Illinois Regional
 Transportation
 Authority, Series C
 7.10%, due 6/1/25............    1,500,000         1,681,875
Kankakee Illinois Sewer
 Revenue
 7.00%, due 5/1/16............    2,000,000         2,210,000
Metropolitan Pier & Exposition
 Authority, Illinois State Tax
 Revenue
 McCormick Place
 (zero coupon), due 6/15/17...    9,250,000         3,434,063
 (zero coupon), due 6/15/20...   17,505,000         5,448,431
Southern Illinois University
 Revenue Capital, Housing and
 Auxiliary
 Series A
 (zero coupon), due 4/1/24....    4,000,000           994,840
                                                 ------------
                                                   74,354,910
                                                 ------------
INDIANA (2.8%)
Indiana Bond Bank
 Common School Fund, Series A
 5.00%, due 2/1/14............      500,000           493,125
Indianapolis Indiana Local
 Public Improvement Bond Bank
 Series D
 6.75%, due 2/1/20............    6,000,000         6,502,500
Monroe County Community
 School Building Corp.
 First Mortgage
 5.25%, due 7/1/12............    3,000,000         3,000,000
PHM Multi Building Corp.
 First Mortgage
 5.90%, due 7/15/14 (d).......    1,210,000         1,306,800
Tippecanoe County
 School Building Corp.
 First Mortgage
 6.00%, due 7/15/13 (d).......    1,300,000         1,397,500
                                                 ------------
                                                   12,699,925
                                                 ------------
KANSAS (3.3%)
Burlington Pollution Control
 Revenue Kansas Gas &
 Electric Co. Project
 7.00%, due 6/1/31............    8,300,000         8,849,875


                                 Principal
                                  Amount            Value
                             --------------------------------
KANSAS (CONTINUED)
Wyandotte County, Kansas City
 Unified Government Utility
 Systems Revenue
 4.50%, due 9/1/28............  $ 6,930,000      $  5,959,800
                                                 ------------
                                                   14,809,675
                                                 ------------
LOUISIANA (0.5% )
Louisiana State Offshore
 Terminal Authority, Deepwater
 Port
 Revenue, Series E
 7.60%, due 9/1/10............    2,135,000         2,244,418
                                                 ------------

MAINE (0.2%)
Maine Health & Higher
 Educational Facility
 Authority Revenue
 Series B
 5.75%, due 7/1/26............    1,000,000         1,036,250
                                                 ------------

MICHIGAN (0.2%)
Detroit Michigan, Downtown
 Development
 Series A
 5.75%, due 7/15/15...........    1,000,000         1,047,500
                                                 ------------

MINNESOTA (2.4%)
Rochester Minnesota Health
 Care
 Facilities, Mayo Foundation
 Series A
 5.50%, due 11/15/27 (b)......   10,500,000        10,539,375
                                                 ------------

MISSOURI (0.9%)
University of Missouri Revenue
 5.80%, due 11/1/27...........    3,750,000         3,873,637
                                                 ------------

MONTANA (0.5%)
Forsyth Montana Pollution
 Control Revenue; Puget Sound
 Power and Light
 6.80%, due 3/1/22............    2,200,000         2,348,500
                                                 ------------

NEBRASKA (0.5%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (a)(b).....    1,990,000         2,044,725
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
                             --------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

NEW HAMPSHIRE (3.6%)
New Hampshire Higher
 Educational & Health
 Facilities
 Authority Revenue
 Dartmouth College
 5.125%, due 6/1/28 (b).......  $10,750,000      $ 10,266,250
 5.70%, due 6/1/27............    5,900,000         6,069,625
                                                 ------------
                                                   16,335,875
                                                 ------------
NEW JERSEY (0.9%)
Middletown Township
 New Jersey Board of Education
 5.80%, due 8/1/22............    3,850,000         4,032,875
                                                 ------------

NEW YORK (27.4%)
Battery Park City Authority
 Revenue, Series A
 5.50%, due 11/1/26...........      100,000           100,353
Metropolitan Transportation
 Authority
 New York Commuter Facilities
 Revenue, Series A
 5.625%, due 7/1/27...........   10,650,000        10,804,212
 5.75%, due 7/1/21............    4,400,000         4,541,592
Metropolitan Transportation
 Authority
 New York dedicated Tax Fund,
 Series A
 4.50%, due 4/1/18............    6,000,000         5,290,500
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13...........   15,000,000        15,619,500
 Series D
 6.00%, due 2/15/25...........    1,045,000         1,091,941
 8.00%, due 8/1/04............       55,000            59,538
 Series B
 7.00%, due 6/1/15............       90,000            94,838
 Series A
 7.75%, due 8/15/07...........       50,000            53,750
 7.75%, due 8/15/15...........       80,000            85,900
 7.75%, due 8/15/16...........       35,000            37,581
 Series F
 8.20%, due 11/15/04..........      205,000           224,731
New York City Industrial
 Development Agency
 Civic Facility Revenue
 Lighthouse International
 Project
 4.50%, due 7/1/33............    3,750,000         3,164,062
New York City Metropolitan
 Transportation Authority
 Control Series 7
 (zero coupon), due 7/1/14....    3,930,000         1,739,025


                                 Principal
                                  Amount            Value
                              --------------------------------
NEW YORK (CONTINUED)
New York City Municipal Water
 Finance Authority, Water &
 Sewer Systems Revenue
 Series B
 5.50%, due 6/15/27...........  $18,600,000      $ 18,670,866
 5.75%, due 6/15/26...........    1,300,000         1,348,750
 5.75%, due 6/15/29...........    1,000,000         1,030,000
New York State Dormitory
 Authority Revenue
 Cornell University
 Series A
 7.375%, due 7/1/30...........    2,880,000         3,025,555
 New York University, Series A
 5.75%, due 7/1/27............    2,500,000         2,640,625
 6.00%, due 7/1/18............    3,300,000         3,572,250
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29............    1,400,000         1,430,926
 Rockefeller University
 4.75%, due 7/1/37............      850,000           749,445
 St. Johns University
 5.70%, due 7/1/26............    3,250,000         3,325,627
 Series C
 7.375%, due 5/15/10..........    6,000,000         7,044,480
 Series B
 7.50%, due 5/15/11...........    4,250,000         5,046,365
 State University Educational
 Facilities
 5.50%, due 5/15/26...........    6,250,000         6,187,500
New York State Energy Research
 & Development Authority
 Gas Facilities Revenue
 Brooklyn Union Gas Co.
 Project
 5.50%, due 1/1/21............    1,250,000         1,254,688
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 5.40%, due 8/15/11...........    1,920,000         1,975,200
 5.45%, due 8/15/12...........    1,500,000         1,543,125
 7.25%, due 6/15/10...........      400,000           428,500
 7.50%, due 6/15/12...........    3,050,000         3,199,359
 Series B
 7.50%, due 3/15/11...........      700,000           718,403
New York State Local
 Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14....    1,130,000           516,975

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                 Principal
                                  Amount            Value
                              -------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Medical
 Care Facilities
 Finance Agency Revenue
 7.375%, due 8/15/19..........  $ 1,615,000      $  1,653,259
 7.875%, due 8/15/20..........      450,000           473,625
 Montefiore Medical Center
 Series A
 6.00%, due 2/15/35...........    2,150,000         2,262,875
 St. Francis Hospital of
 Roslyn
 Project A
 7.625%, due 11/1/21..........    3,875,000         3,962,575
New York State Thruway
 Authority
 General Revenue
 Series D
 5.50%, due 1/1/15............    1,800,000         1,815,750
New York State Thruway
 Authority
 Service Contract Revenue
 Local Highway & Bridge
 5.75%, due 4/1/16............      100,000           103,140
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15...........      500,000           503,125
Port Authority of New York &
 New Jersey Consolidated Bonds
 Series 109
 5.375%, due 7/15/27..........    3,500,000         3,500,000
Rensselaer County New York
 Industrial Development Agency
 Civic Facility Revenue,
 Polytechnic Institute
 Dormitory, Series A
 5.125%, due 8/2/29...........    1,500,000         1,406,250
Triborough Bridge & Tunnel
 Authority of New York
 General Purpose Revenue
 Series Y
 6.125%, due 1/1/21...........      750,000           815,625
                                                 ------------
                                                  123,112,386
                                                 ------------
NORTH CAROLINA (0.6%)
New Hanover County
 Hospital Revenue, New Hanover
 Regional Medical Center
 Project
 5.75%, due 10/1/26...........    2,500,000         2,568,750
                                                 ------------
OHIO (0.5%)
Ohio State Air Quality
 Development
 Authority Revenue, Pollution
 Control, Cleveland Co.
 Project
 8.00%, due 12/1/13...........    2,000,000         2,237,500
                                                 ------------
PUERTO RICO (3.5%)
Puerto Rico Commonwealth
 Government Development Bank
 5.375%, due 7/1/25...........   10,850,000      $ 10,741,500

                                 Principal
                                  Amount            Value
                             -------------------------------
PUERTO RICO (CONTINUED)
Puerto Rico Commonwealth
 Highway & Transportation
 Authority Highway Revenue,
 Series Y
 5.50%, due 7/1/36............   $4,750,000      $  4,809,375
                                                 ------------
                                                   15,550,875
                                                 ------------
TEXAS (6.5%)
Matagorda County Navigation
 District 1, Pollution Control
 Revenue
 Central Power & Light Co.
 Project
 7.50%, due 12/15/14..........    2,400,000         2,502,552
 Houston Lighting & Power Co.
 Series E
 7.20%, due 12/1/18 (b).......    3,470,000         3,580,936
Nueces River Authority Texas
 Water
 Supply, Corpus Christi Lake
 Project
 5.50%, due 3/1/27............    1,250,000         1,264,063
Pflugerville Texas
 General Obligation
 4.75%, due 8/1/24............    5,625,000         5,055,469
San Antonio Hotel Occupancy
 Revenue Henry B. Gonzalez
 Convention Center Expansion
 Project
 5.70%, due 8/15/26...........    2,200,000         2,263,250
South Texas Community College
 District
 5.75%, due 8/15/15...........    1,500,000         1,565,625
Spring Texas Independent
 School District, Series A
 4.50%, due 8/15/21...........    1,600,000         1,390,000
 4.50%, due 8/15/22...........    2,000,000         1,725,960
Texas Water Resources Finance
 Authority Revenue
 7.625%, due 8/15/08..........    9,860,000         9,904,962
                                                 ------------
                                                   29,252,817
                                                 ------------
UTAH (0.5%)
Utah Water Finance Agency
 Revenue, Pooled Loan
 Financing Program
 Series A
 5.75%, due 10/1/21...........    1,965,000         2,028,863
                                                 ------------

VIRGINIA (0.6%)
Richmond Metropolitan
 Authority
 Expressway Revenue
 5.25%, due 7/15/22...........    2,900,000         2,885,500
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
                             --------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
WASHINGTON (1.4%)
Clark County Washington Sewer
 Revenue
 5.70%, due 12/1/16...........  $ 2,000,000      $  2,057,500
Port Seattle Washington
 Revenue, Series A
 5.50%, due 10/1/17...........    2,000,000         2,030,000
Washington State Motor Vehicle
 Fuel Tax, Series B
 5.50%, due 6/1/20............    2,000,000         2,007,500
                                                 ------------
                                                    6,095,000
                                                 ------------
WEST VIRGINIA (0.2%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (d)..........................    2,230,000           919,875
                                                 ------------

WISCONSIN (0.6%)
Wisconsin State Health and
 Educational Facility Revenue,
 Kenosha Hospital and Medical
 Center
 5.625%, due 5/15/29..........    2,590,000         2,447,550
                                                 ------------
Total Long-Term Municipal
 Bonds
 (Cost $447,902,008)..........                    436,597,379
                                                 ------------

                                 Principal
                                  Amount            Value
                             --------------------------------
SHORT-TERM MUNICIPAL BOND (0.6%)
GEORGIA (0.6%)
Burke County Georgia
 Development Authority
 Pollution Control
 3.75%, due 4/1/32 (c)........  $ 2,900,000      $  2,900,000
                                                 ------------
Total Short-Term Municipal
 Bond
 (Cost $2,900,000)............                      2,900,000
                                                 ------------
Total Investments
 (Cost $450,802,008) (e)......         97.8%      439,497,379(f)
Cash and Other Assets,
 Less Liabilities.............          2.2        10,097,753
                                       ----        ----------
Net Assets....................        100.0%     $449,595,132
                                      =====      ============


-------
 (a) Interest on these securities is subject to alternative minimum tax.
 (b) Segregated or partially segregated as collateral for future contracts.
 (c) Variable rate security that may be tendered back to issuer at any time prior to maturity at par.
 (d) Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (e) The cost for Federal income tax purposes $450,828,273.
 (f) At June 30, 1999, net unrealized depreciation was $11,330,894, based on cost for Federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,846,527 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $16,177,421.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $450,802,008).............................................       $439,497,379
Cash........................................................          1,193,314
Receivables:
  Investment securities sold................................         10,497,778
  Interest..................................................          6,503,785
  Fund shares sold..........................................            149,129
                                                                   ------------
        Total assets........................................        457,841,385
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          5,646,004
  Fund shares redeemed......................................            277,406
  MainStay Management.......................................            230,726
  NYLIFE Distributors.......................................            182,957
  Transfer agent............................................             31,135
  Custodian.................................................             10,134
  Trustees..................................................              3,806
Accrued expenses............................................            100,555
Dividend payable............................................          1,763,530
                                                                   ------------
        Total liabilities...................................          8,246,253
                                                                   ------------
Net assets..................................................       $449,595,132
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     21,637
  Class B...................................................            442,240
  Class C...................................................                247
Additional paid-in capital..................................        465,877,039
Accumulated distribution in excess of net investment
  income....................................................           (802,421)
Accumulated net realized loss on investments................         (4,638,981)
Net unrealized depreciation on investments..................        (11,304,629)
                                                                   ------------
Net assets..................................................       $449,595,132
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 20,945,598
                                                                   ============
Shares of beneficial interest outstanding...................          2,163,687
                                                                   ============
Net asset value per share outstanding.......................       $       9.68
Maximum sales charge (4.50% of offering price)..............               0.46
                                                                   ------------
Maximum offering price per share outstanding................       $      10.14
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $428,410,674
                                                                   ============
Shares of beneficial interest outstanding...................         44,224,017
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.69
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    238,860
                                                                   ============
Shares of beneficial interest outstanding...................             24,658
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.69
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 12,779,336
                                                              ------------
Expenses:
  Management................................................     1,404,130
  Distribution--Class B.....................................       560,076
  Distribution--Class C.....................................            44
  Service--Class A..........................................        24,972
  Service--Class B..........................................       560,076
  Service--Class C..........................................            44
  Transfer agent............................................       202,033
  Shareholder communication.................................        46,353
  Recordkeeping.............................................        36,625
  Custodian.................................................        29,015
  Professional..............................................        27,977
  Registration..............................................        21,434
  Trustees..................................................         7,132
  Miscellaneous.............................................        16,346
                                                              ------------
    Total expenses..........................................     2,936,257
                                                              ------------
Net investment income.......................................     9,843,079
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................      (355,485)
  Futures transactions......................................      (536,663)
                                                              ------------
Net realized loss on investments............................      (892,148)
Net change in unrealized appreciation on investments........   (22,537,331)
                                                              ------------
Net realized and unrealized loss on investments.............   (23,429,479)
                                                              ------------
Net decrease in net assets resulting from operations........  $(13,586,400)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 1999*           1998
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  9,843,079   $ 21,189,965
  Net realized gain (loss) on investments...................      (892,148)     5,906,298
  Net change in unrealized appreciation on investments......   (22,537,331)    (4,593,758)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (13,586,400)    22,502,505
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (480,966)      (708,345)
    Class B.................................................   (10,163,486)   (20,489,979)
    Class C.................................................        (1,048)           (41)
  In excess of net investment income:
    Class A.................................................            --        (23,223)
    Class B.................................................            --       (671,754)
    Class C.................................................            --             (1)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (10,645,500)   (21,893,343)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     6,639,834      7,734,640
    Class B.................................................    18,327,097     38,082,025
    Class C.................................................       243,369          5,300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       280,924        595,727
    Class B.................................................     5,408,404     13,369,997
    Class C.................................................           112             41
                                                              ------------   ------------
                                                                30,899,740     59,787,730
  Cost of shares redeemed:
    Class A.................................................    (2,758,229)    (3,521,161)
    Class B.................................................   (33,602,448)   (72,709,355)
    Class C.................................................        (5,057)            (2)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (5,465,994)   (16,442,788)
                                                              ------------   ------------
      Net decrease in net assets                               (29,697,894)   (15,833,626)
NET ASSETS:
Beginning of period.........................................   479,293,026    495,126,652
                                                              ------------   ------------
End of period...............................................  $449,595,132   $479,293,026
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $   (802,421)  $         --
                                                              ============   ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                           Class A
                                                                -------------------------------------------------------------
                                                                Six months
                                                                  ended                    Year ended December 31,
                                                                 June 30,       ---------------------------------------------
                                                                  1999+          1998         1997         1996         1995
                                                                ----------      -------      -------      -------      ------
Net asset value at beginning of period....................       $ 10.20        $ 10.19      $  9.84      $ 10.02      $ 9.20
                                                                 -------        -------      -------      -------      ------
Net investment income.....................................          0.22           0.47         0.51         0.54        0.52
Net realized and unrealized gain (loss) on investments....         (0.50)          0.03         0.35        (0.19)       0.83
                                                                 -------        -------      -------      -------      ------
Total from investment operations..........................         (0.28)          0.50         0.86         0.35        1.35
                                                                 -------        -------      -------      -------      ------
Less dividends and distributions:
  From net investment income..............................         (0.24)         (0.48)       (0.51)       (0.53)      (0.53)
  In excess of net investment income......................            --          (0.01)          --           --          --
  From net realized gain on investments...................            --             --           --           --          --
                                                                 -------        -------      -------      -------      ------
Total dividends and distributions.........................         (0.24)         (0.49)       (0.51)       (0.53)      (0.53)
                                                                 -------        -------      -------      -------      ------
Net asset value at end of period..........................       $  9.68        $ 10.20      $ 10.19      $  9.84      $10.02
                                                                 =======        =======      =======      =======      ======
Total investment return (a)...............................         (2.80%)         4.98%        9.02%        3.63%      15.00%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................          4.45%++        4.61%        5.14%         5.4%        5.5%
    Expenses..............................................          1.02%++        1.02%        1.01%         1.0%        1.0%
Portfolio turnover rate...................................            48%           116%         119%          95%        110%
Net assets at end of period (in 000's)....................       $20,946        $17,868      $13,017      $16,486      $9,752

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Class B                                                      Class C
    ----------------------------------------------------------------------------------------------------      ----------
    Six months                                                              September 1                       Six months
      ended                      Year ended December 31,                      through         Year ended        ended
     June 30,       --------------------------------------------------      December 31,      August 31,       June 30,
      1999+           1998          1997          1996          1995           1994*             1994           1999+
    ----------      --------      --------      --------      --------      ------------      ----------      ----------
     $  10.21       $  10.19      $   9.84      $  10.03      $   9.20        $   9.71         $  10.39         $10.21
     --------       --------      --------      --------      --------        --------         --------         ------
         0.21           0.45          0.49          0.51          0.51            0.17             0.51           0.21
        (0.50)          0.03          0.35         (0.19)         0.83           (0.51)           (0.58)         (0.50)
     --------       --------      --------      --------      --------        --------         --------         ------
        (0.29)          0.48          0.84          0.32          1.34           (0.34)           (0.07)         (0.29)
     --------       --------      --------      --------      --------        --------         --------         ------
        (0.23)         (0.45)        (0.49)        (0.51)        (0.51)          (0.17)           (0.53)         (0.23)
           --          (0.01)           --            --            --              --               --             --
           --             --            --            --            --              --            (0.08)            --
     --------       --------      --------      --------      --------        --------         --------         ------
        (0.23)         (0.46)        (0.49)        (0.51)        (0.51)          (0.17)           (0.61)         (0.23)
     --------       --------      --------      --------      --------        --------         --------         ------
     $   9.69       $  10.21      $  10.19      $   9.84      $  10.03        $   9.20         $   9.71         $ 9.69
     ========       ========      ========      ========      ========        ========         ========         ======
        (2.92%)         4.83%         8.80%         3.33%        14.86%          (3.53%)          (0.69%)        (2.92%)
         4.20%++        4.36%         4.93%          5.2%          5.2%            5.6%++           5.4%          4.20%++
         1.27%++        1.27%         1.22%          1.2%          1.2%            1.2%++           1.2%          1.27%++
           48%           116%          119%           95%          110%             37%              92%            48%
     $428,411       $461,420      $482,209      $496,231      $543,314        $513,781         $552,156         $  239

        Class C
     --------------
     September 1**
        through
      December 31,
          1998
     --------------
         $10.25
         ------
           0.15
          (0.04)
         ------
           0.11
         ------
          (0.15)
             --(b)
             --
         ------
          (0.15)
         ------
         $10.21
         ======
           1.09%
           4.36%++
           1.27%++
            116%
         $    5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are

Notes to Financial Statements unaudited

principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay Tax Free Bond Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Manager earned $1,404,130.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,583 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $147,891 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999, amounted to $202,033.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $7,205 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $36,625 for the six months ended June 30, 1999.

MainStay Tax Free Bond Fund

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, capital loss carryforwards of $3,720,568 which have been deferred for Federal income tax purposes, were available to the extent provided by the regulations to offset future realized gains through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $222,483 and $237,818, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           Six months ended                             Period ended
                                            June 30, 1999+                           December 31, 1998
                                  -----------------------------------       ------------------------------------
                                  Class A       Class B       Class C       Class A       Class B       Class C*
                                  -------       -------       -------       -------       -------       --------
Shares sold.....................    658          1,815          25            761          3,730           1
Shares issued in reinvestment of
  dividends.....................     28            535          --(a)          59          1,312          --(a)
                                   ----         ------          --           ----         ------           --
                                    686          2,350          25            820          5,042           1
Shares redeemed.................   (274)        (3,336)         (1)          (346)        (7,135)         --(a)
                                   ----         ------          --           ----         ------           --
Net increase (decrease).........    412           (986)         24            474         (2,093)          1
                                   ====         ======          ==           ====         ======           ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     TAX FREE BOND FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSAS14-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              $10,000 Invested in the MainStay Total
                                                              Return Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                      3
                                                              Portfolio Management Discussion and
                                                                Analysis                                  4
                                                              Year-by-Year and Six-Month Performance      5
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                    9
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              20
                                                              The MainStay Funds                         28

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the MainStay
Total Return Fund versus S&P 500
and Inflation

CLASS A SHARES SEC Returns: 1 Year 11.27%, 5 Year 17.59%, 10 Year 13.87% [LINE CHART]

                                              MAINSTAY TOTAL RETURN CLASS
PERIOD END                                             A SHARES                     S&P 500*                   INFLATION+
----------                                    ---------------------------           --------                   ----------
6/89                                                      9450                        10000                       10000
6/90                                                     10670                        11649                       10467
6/91                                                     11632                        12510                       10959
6/92                                                     13282                        14187                       11298
6/93                                                     15478                        16121                       11637
6/94                                                     15402                        16348                       11926
6/95                                                     18563                        20611                       12289
6/96                                                     21662                        25969                       12627
6/97                                                     25516                        34983                       12917
6/98                                                     31122                        45531                       13134
6/99                                                     36645                        55898                       13277

CLASS B AND CLASS C SHARES    Class B Shares SEC Returns: 1 Year 11.88%, 5 Year
                              18.10%, 10 Year 14.21%
                              Class C Shares SEC Returns: 1 Year 15.88%, 5 Year
                              18.31%, 10 Year 14.21%
[LINE CHART]

                                              MAINSTAY TOTAL RETURN CLASS
PERIOD END                                           B & C SHARES                   S&P 500*                   INFLATION+
----------                                    ---------------------------           --------                   ----------
6/89                                                     10000                        10000                       10000
6/90                                                     11291                        11649                       10467
6/91                                                     12309                        12510                       10959
6/92                                                     14055                        14187                       11298
6/93                                                     16379                        16121                       11637
6/94                                                     16299                        16348                       11926
6/95                                                     19587                        20611                       12289
6/96                                                     22742                        25969                       12627
6/97                                                     26664                        34983                       12917
6/98                                                     32321                        45531                       13134
6/99                                                     37776                        55898                       13277

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

For several years, growth stocks have shown extraordinary strength. In April of 1999, however, improving prospects for a world economic recovery turned the market's focus to value stocks. Cyclical sectors such as energy, oils, steel, and paper--which tend to rise quickly with economic upturns and fall quickly when the economy slows--were selling at low valuations and advanced based on expectations of accelerating earnings. When the Federal Reserve Board announced in May that it was likely to raise interest rates, highly valued growth stocks came under considerable pressure. At the end of June, the Federal Reserve Board raised the targeted federal funds rate by a quarter of a percent in a well-anticipated move. The Federal Reserve also shifted to a neutral stance, which the stock market took as positive news.

The bond market was also affected by the reversal of trends in interest rates. As the new year began, market participants realized that the Federal Reserve Board's earlier easing policy would not continue. Many investors believed that another world crisis was no longer imminent and rates rose approximately 0.50% in the first quarter and another 0.50% in the second quarter.

During the first half of the year, the strength of the U.S. economy took center stage. The consumer-led boom was fueled by large tax refunds, the wealth created by a surging stock market, and excess cash from refinancing mortgages. Overseas, growth seemed to pick up during the first quarter, as the rally in foreign stock markets signaled worldwide economic improvement.

FACING CHALLENGES IN A MOVING MARKET

For the first six months of 1999, the MainStay Total Return Fund returned 4.85% for Class A shares and 4.47% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 5.57% return of the average Lipper(1) balanced fund for the six months ended June 30, 1999.

The Fund's underperformance resulted primarily from sector rotation. The market moved away from defensive sectors (such as pharmaceuticals and supermarkets, which were overweighted in the equity portion of the Fund) and focused on sectors which were underrepresented in this portion of the Fund, such as capital goods and energy. In particular, the market seemed to favor those securities with greater international and cyclical exposure.

REPOSITIONING THE EQUITY PORTION OF THE FUND

During the second quarter of 1999, we decided to reduce the Fund's equity exposure to defensive groups. Because of deteriorating fundamentals, we sold all of the Fund's equity securities in Eli Lilly and Monsanto in May with a negative impact on the Fund's performance. We also reduced the Fund's positions in Kroger and Safeway, taking profits in June. These sales allowed the Fund to pursue more productive investments.

-------
(1) See page 8 for additional information about Lipper, Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[PERFORMANCE CHART; LINE GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                            --------------------------
12/87                                                                           0.50
12/88                                                                           7.65
12/89                                                                          14.99
12/90                                                                           5.06
12/91                                                                          36.84
12/92                                                                           3.62
12/93                                                                          10.50
12/94                                                                          -2.41
12/95                                                                          28.66
12/96                                                                          13.22
12/97                                                                          18.24
12/98                                                                          26.93
6/99                                                                            4.85

Past Performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/87 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES
[PERFORMANCE CHART; LINE GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                            --------------------------
12/87                                                                           0.50
12/88                                                                           7.65
12/89                                                                          14.99
12/90                                                                           5.06
12/91                                                                          36.84
12/92                                                                           3.62
12/93                                                                          10.50
12/94                                                                          -2.41
12/95                                                                          27.96
12/96                                                                          12.73
12/97                                                                          17.65
12/98                                                                          25.96
6/99                                                                            4.47

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/87 through 8/98. See footnote * on page 8 for more information on performance.

In the first half of the year, we added several stocks to the equity portion of the Fund's portfolio, including shares of Circuit City, Omnicom, ALLTEL, and Time Warner--all of which made positive contributions to performance.

Significant sales during the first half of the year included McKesson HBOC and Waste Management, Inc., both of which suffered from weakening fundamentals. Although both stocks were sold before major earnings disappointments were announced, only the Waste Management, Inc. sale had a positive impact on the Fund's performance. We also sold the Fund's shares of Service Corp. International at a loss when an earnings shortfall caused a major setback for this leading funeral and cemetery company.

As interest rates rose in April and May, we reduced the Fund's financial holdings to a slightly underweighted position by selling Conseco (insurance), Fannie Mae (mortgages), and SouthTrust Corp. (banking). The net impact of these sales for the quarter was neutral.

TECHNOLOGY STOCKS LEAD THE WAY

Throughout the first half of the year, the Fund remained overweighted in technology stocks, which were particularly strong performers. Sun Microsystems rose 65% during the first half of 1999. Cisco Systems, EMC Corp., and Microsoft also contributed positively to performance, with returns ranging from 30% to 40% for the first half of the year. Despite technology's general advance, however, computer software and services provider Compuware declined substantially on year-2000 concerns, with a negative impact on the Fund's performance.

Tyco International Ltd., a diversified manufacturing and service company, also showed strong performance during the first half of 1999. The company benefited from its record of acquisitions and the market's focus on capital goods stocks.

At the end of June, the Fund was overweighted in consumer staples and health care, which had a negative impact on performance, as these sectors lagged the market. Underweighting the basic materials, capital goods, communication services, and energy sectors also hurt performance, as these groups advanced. The Fund's overweighted position in technology and underweighted position in utilities had a positive impact, as the former sector advanced and the latter underperformed.

RESULTS IN THE INCOME PORTION OF THE FUND

During the first quarter of 1999, the average maturity of the income portion of the Fund was in line with the market (around 7 years) or slightly shorter. The income portion of the Fund used a shorter duration(2) to position itself defensively in the second quarter as rates rose to 6%. Since securities with shorter maturities suffered less than those with longer maturities when interest rates rose, the Fund's duration strategy had a positive impact on the Fund's performance for the first half of the year.

In a diminishing Treasury market, liquidity and size continued to expand among agency securities, leading to an actively traded agency market. Agency yield spreads widened relative to Treasury securities during the second quarter. We believe this supply-induced widening has stabilized and we added several agency positions to the income portion of the Fund's portfolio.

During the first quarter of 1999, residential and commercial mortgage-backed bonds and asset-backed securities held by the income portion of the Fund all performed well, contributing positively to the relative performance of this portion of the Fund as yield spreads between mortgage-backed and Treasury securities tightened. When interest rates increased in the second quarter, however, mortgage-backed securities tended to have longer maturities and less-favorable risk profiles.

To help manage this concern, the Fund favored securities that were backed by commercial mortgages and were in the highest rating category. We believe these securities offer investors attractive yields

-------
(2) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

and strong credit characteristics and may provide favorable returns going forward.

Through April 1999, corporate bonds showed relatively strong performance. The Federal Reserve's bias toward raising interest rates in May, however, had a definite negative effect. Higher interest rates mean higher borrowing costs, making it more difficult for corporations to meet their earnings projections. Corporate bond prices declined as the differences in yield between corporate bonds and Treasury securities widened. We believe corporate bond performance has tended to be particularly sensitive to corporate earnings in the third quarter. Taking this into account, at the end of June, the income portion of the Fund was underweighted in this sector, with a cautiously balanced mix of defensive and cyclical corporate debt securities, as well as liquid and older issues.

LOOKING FORWARD

Rising interest rates, fewer mortgage refinancing opportunities, and a reduced flow from individual tax refunds may begin to cool the expanding economy, bringing about the effect the Federal Reserve Board is seeking. In the income portion of the Fund, we continue to see value in liquidity and have positioned the Fund in actively traded securities. Slower economic growth during the second half of 1999 may be good for both stocks and bonds and we have an optimistic outlook for the remainder of the year. Whatever the economy and the markets may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                                     LIFE OF FUND
                            1 YEAR       5 YEARS      10 YEARS     THROUGH 6/30/99
    Class A                 17.74%        18.93%       14.51%           14.14%
    Class B                 16.88%        18.31%       14.21%           13.88%
    Class C                 16.88%        18.31%       14.21%           13.88%

   FUND SEC RETURNS*

                                                                     LIFE OF FUND
                            1 YEAR       5 YEARS      10 YEARS     THROUGH 6/30/99
    Class A                 11.27%        17.59%       13.87%           13.58%
    Class B                 11.88%        18.10%       14.21%           13.88%
    Class C                 15.88%        18.31%       14.21%           13.88%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                     LIFE OF FUND
                            1 YEAR       5 YEARS      10 YEARS     THROUGH 6/30/99
    Class A               28 out of        n/a           n/a       31 out of
                         429 funds                                224 funds
    Class B               38 out of     32 out of     4 out of     12 out of
                         429 funds     182 funds     58 funds      47 funds
    Class C                  n/a           n/a           n/a             n/a
    Average Lipper
    balanced fund           9.98%         16.15%       12.36%           12.90%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $26.00      $0.1686      $0.0000
    Class B     $26.00      $0.0745      $0.0000
    Class C     $26.00      $0.0745      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (12/29/87) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares of 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 12/29/87 through 6/30/99.

Portfolio of Investments June 30, 1999 unaudited

                                Principal
                                 Amount             Value
                              --------------------------------
LONG-TERM BONDS (32.1%)+
ASSET-BACKED SECURITIES (4.8%)

AIRLINES (0.2%)
America West Airlines Inc.
 Series C
 6.86%, due 7/2/04...........  $ 3,403,189      $    3,363,031
                                                --------------

AIRPLANE LEASES (1.4%)
AerCo Ltd.
 Series 1A Class A1
 5.1775, 7/15/23 (f).........    3,520,000           3,512,960
Aircraft Finance Trust
 Series 1999-1 Class C
 8.00%, due 5/15/24 (c)......    3,930,000           3,722,968
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.35%, due 6/15/06 (e)(f)...    4,085,735           4,083,283
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19..........    8,171,064           8,042,451
Morgan Stanley Aircraft
 Finance
 Series 1A Class A1
 5.1975%, due 3/15/23 (f)....    4,540,000           4,533,962
                                                --------------
                                                    23,895,624
                                                --------------

AUTO LEASES (1.0%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02...........    6,190,000           6,164,745
 Series 1999-1 Class A3
 5.69%, due 11/8/02..........    4,860,000           4,840,171
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02..........    6,005,000           5,950,174
                                                --------------
                                                    16,955,090
                                                --------------
CREDIT CARD RECEIVABLES (0.5%)
Chase Credit Card Master
 Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03..........    4,850,000           4,873,038
Citibank Credit Card Master
 Trust I
 Series 1999-1 Class A
 5.50%, due 2/15/06..........    4,850,000           4,671,714
                                                --------------
                                                     9,544,752
                                                --------------

----------
 +  Percentages indicated are based on Fund net assets.

                                Principal
                                 Amount             Value
                              --------------------------------

EQUIPMENT LOANS (0.7%)
Case Equipment Loan Trust
 Series 1999-A Class A
 5.77%, due 8/15/05..........  $ 4,705,000      $    4,628,073
IKON Receivables, LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05..........    6,035,000           6,010,015
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02.........    1,840,000           1,818,398
                                                --------------
                                                    12,456,486
                                                --------------

FINANCE (0.6%)
Green Tree Financial Corp.
 Series 1999-3 Class A1
 4.948%, due 6/1/00..........    5,300,000           5,294,170
 Series 1999-4 Class A4
 6.64%, due 5/1/31...........    4,500,000           4,515,750
                                                --------------
                                                     9,809,920
                                                --------------

LEISURE TIME (0.2%)
Harley Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..........    3,600,000           3,530,340
                                                --------------

STUDENT LOANS (0.0%) (b)
Brazos Student Loan Finance
 Corp.
 Series 1997-A Class A1
 5.13%, due 12/1/04 (f)......       27,000              27,000
                                                --------------

TRANSPORTATION (0.2%)
Federal Express Corp.
 Pass-Through Certificate
 Series 98-1A Class A
 6.72%, due 1/15/22..........    3,359,006           3,238,115
                                                --------------
Total Asset-Backed Securities
 (Cost $84,053,433)..........                       82,820,358
                                                --------------

CORPORATE BONDS (6.1%)

AEROSPACE (0.1%)
Newport News Shipbuilding
 Inc.
 8.625%, due 12/1/06.........    1,035,000           1,086,750
Wyman-Gordon Co.
 8.00%, 12/15/07.............      775,000             831,188
                                                --------------
                                                     1,917,938
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                Principal
                                 Amount             Value
                             ---------------------------------
CORPORATE BONDS (CONTINUED)

AIRLINES (0.5%)
Atlas Air, Inc.
 8.77%, due 1/2/11...........  $ 7,375,000      $    7,273,078
Northwest Airlines Corp.
 7.36%, due 2/1/20...........    1,735,000           1,670,805
                                                --------------
                                                     8,943,883
                                                --------------

BANKS (0.3%)
Banc One Corp.
 7.60%, due 5/1/07...........    2,260,000           2,338,964
BankAmerica Corp.
 6.625%, due 6/15/04.........    2,640,000           2,643,722
Tokai Preferred Capital Co.
 L.L.C.
 Series A
 9.98%, due 12/29/49
 11.0914%, beginning
 6/30/08 (c).................      515,000             473,800
                                                --------------
                                                     5,456,486
                                                --------------
BUILDING MATERIALS (0.2%)
Vulcan Materials Co.
 6.00%, due 4/1/09...........    3,095,000           2,909,795
                                                --------------

CASINOS (0.0%) (b)
International Game Technology
 Inc.
 8.375%, due 5/15/09 (c).....      720,000             706,500
                                                --------------

CHEMICALS (0.1%)
Agriculture Minerals &
 Chemicals
 10.75%, due 9/30/03.........      260,000             257,725
Lyondell Chemical Co.
 9.875%, due 5/1/07 (c)......    1,150,000           1,175,875
Terra Industries Inc.
 Series B
 10.50%, due 6/15/05.........      470,000             451,200
                                                --------------
                                                     1,884,800
                                                --------------
ELECTRIC UTILITIES (0.2%)
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11.........      800,000             761,424
Carolina Power & Light Co.
 5.95%, due 3/1/09...........    3,700,000           3,459,648
                                                --------------
                                                     4,221,072
                                                --------------

                                Principal
                                 Amount             Value
                             ---------------------------------

ENERGY (0.2%)
AES Eastern Energy L.P.
 9.00%, due 7/2/17 (c).......  $   855,000      $      840,038
Caithness Coso Fund Group
 9.05%, due 12/15/09 (c).....      700,000             698,250
CMS Energy Corp.
 8.375%, due 7/1/03..........    2,295,000           2,288,163
                                                --------------
                                                     3,826,451
                                                --------------

FINANCE (0.3%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06..........      950,000             916,750
Fremont General Corp.
 Series B
 7.70%, due 3/17/04..........    4,160,000           4,112,701
                                                --------------
                                                     5,029,451
                                                --------------

FINANCIAL SERVICES (0.2%)
Sears Roebuck Acceptance
 Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01..........    3,500,000           3,498,215
                                                --------------

FOOD, BEVERAGES & TOBACCO (0.6%)
Coca-Cola Enterprises Inc.
 6.95%, due 11/15/26.........    1,910,000           1,820,230
RJ Reynolds Tobacco Holdings
 Inc.
 7.75%, due 5/15/06 (c)......    9,045,000           8,682,567
Standard Commercial Tobacco
 Corp.
 8.875%, due 8/1/05..........      525,000             433,125
                                                --------------
                                                    10,935,922
                                                --------------

HEALTHCARE (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/2095.......      935,000             737,630
Express Scripts, Inc.
 9.625%, due 6/15/09 (c).....      840,000             850,500
                                                --------------
                                                     1,588,130
                                                --------------

HEAVY DUTY TRUCKS (0.2%)
Dana Corp.
 7.00%, due 3/1/29...........    2,890,000           2,667,354
                                                --------------

HOMEBUILDING (0.0%) (b)
Standard Pacific Corp.
 8.50%, due 4/1/09...........      425,000             403,750
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount             Value
                              --------------------------------
CORPORATE BONDS (CONTINUED)

HOTEL (0.1%)
Felcor Suites LP
 7.625%, due 10/1/07.........  $   600,000      $      558,000
Starwood Hotels & Resorts
 7.375%, due 11/15/15........      495,000             425,701
                                                --------------
                                                       983,701
                                                --------------

INSURANCE (0.4%)
Conseco, Inc.
 6.40%, due 6/15/01..........    6,100,000           5,982,148
Willis Corroon Corp.
 9.00%, due 2/1/09 (c).......      870,000             838,463
                                                --------------
                                                     6,820,611
                                                --------------

INVESTMENT BANK/BROKERAGE (0.8%)
Donaldson, Lufkin & Jenrette
 Inc.
 5.875%, due 4/1/02..........    6,195,000           6,102,942
Goldman Sachs Group
 6.65%, due 5/15/09..........    7,345,000           7,112,531
Lehman Brothers Holdings,
 Inc.
 6.625%, due 2/5/06..........    1,370,000           1,313,227
                                                --------------
                                                    14,528,700
                                                --------------

MEDIA (0.3%)
CSC Holdings, Inc.
 7.625%, due 7/15/18.........      530,000             490,912
Turner Broadcasting System,
 Inc.
 8.375%, due 7/1/13..........    3,934,000           4,239,790
                                                --------------
                                                     4,730,702
                                                --------------
MINING (0.1%)
Great Central Mines, Ltd.
 8.875%, due 4/1/08..........      560,000             532,000
Murrin Murrin Holdings Pty
 Ltd.
 9.375%, due 8/31/07.........      465,000             411,525
                                                --------------
                                                       943,525
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.0%) (b)
Western Gas Resources, Inc.
 10.00%, due 6/15/09 (c).....      565,000             576,300
                                                --------------

                                Principal
                                 Amount             Value
                              --------------------------------
OIL SERVICES (0.4%)
Conoco, Inc.
 6.95%, due 4/15/29..........  $ 2,795,000      $    2,620,313
R & B Falcon Corp.
 6.95%, due 4/15/08..........      675,000             543,375
RBF Finance Co.
 11.375%, due 3/15/09 (c)....      150,000             155,250
Vastar Resources Inc.
 6.50%, due 4/1/09...........    2,965,000           2,873,293
                                                --------------
                                                     6,192,231
                                                --------------

PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot Inc.
 8.375%, due 6/1/13..........  $ 1,300,000           1,170,000
                                                --------------

REAL ESTATE (0.3%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07..........      850,000             726,929
Hospitality Properties Trust
 7.00%, due 3/1/08...........      600,000             520,612
Mack-Cali Realty L.P.
 7.00%, due 3/15/04..........    4,660,000           4,597,276
                                                --------------
                                                     5,844,817
                                                --------------

RETAIL (0.0%) (b)
K Mart Corp.
 8.375%, due 7/1/22..........      500,000             500,498
                                                --------------

SEMICONDUCTORS (0.0%) (b)
Amkor Technologies, Inc.
 9.25%, due 5/1/06 (c).......      370,000             360,750
                                                --------------

SPECIALIZED SERVICES (0.2%)
WPP Finance USA Corp.
 6.625%, due 7/15/05.........    2,690,000           2,552,407
                                                --------------

TELECOMMUNICATION SERVICES (0.4%)
Orange PLC
 8.00%, due 8/1/08...........      730,000             697,150
Price Communications Wire
 Corp.
 9.125%, due 12/15/06........    1,355,000           1,368,550
Sprint Capital Corp.
 6.875%, due 11/15/28........    5,405,000           4,938,819
                                                --------------
                                                     7,004,519
                                                --------------
Total Corporate Bonds
 (Cost $109,215,265).........                      106,198,508
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                Principal
                                 Amount             Value
                              --------------------------------
MORTGAGE-BACKED SECURITIES (2.3%)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.3%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30 (e)......  $ 7,186,000      $    7,351,709
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.88%, due 7/10/08 (e)......    5,040,000           5,102,496
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/35 (e).....    4,790,000           4,564,583
 Series 1999-C1 Class A2
 6.78%, due 10/15/30 (e).....    4,855,000           4,799,847
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 7.1752%, due 6/15/21
 (e)(f)......................    4,043,991           4,064,494
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (e).....    3,570,335           3,480,469
Nationslink Funding Corp.
 Series 1999-1 Class A2
 6.316%, due 1/20/31.........    6,540,000           6,278,008
SASCO Floating Rate
 Commercial Mortgage Trust
 Series 1998-C3A Class A1A
 5.6425%, due 6/25/15
 (c)(f)......................    4,744,031           4,744,031
                                                --------------
Total Mortgage-Backed
 Securities
 (Cost $40,794,112)..........                       40,385,637
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (18.2%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
 5.125%, due 2/13/04 (g).....   16,800,000          16,097,088
 6.375%, due 6/15/09 (g).....   10,920,000          10,867,912
                                                --------------
                                                    26,965,000
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.1%)
 6.50%, due
   10/1/07-12/1/27...........   41,304,928          40,249,270
 6.50%, due 4/1/29 (g).......   34,495,917          33,428,613
 7.00%, due 12/1/12..........   12,435,278          12,507,154
 7.00%, due 9/15/29 TBA
   (d).......................    9,825,000           9,716,041
 7.50%, due 7/14/29 TBA
   (d).......................   28,405,000          28,795,569
                                                --------------
                                                   124,696,647
                                                --------------

                                Principal
                                 Amount             Value
                              --------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (2.6%)
 7.00%, due 9/15/28..........  $23,274,511      $   23,056,430
 7.50%, due 12/15/23-
   11/25/28..................   13,764,240          13,952,766
 8.00%, due 11/25/28.........    7,893,997           8,135,790
                                                --------------
                                                    45,144,986
                                                --------------

UNITED STATES TREASURY BONDS (2.7%)
 5.25%, due 11/15/28.........   10,310,000           9,138,887
 7.625%, due 2/15/25.........    1,970,000           2,323,674
 8.875%, due 8/15/17 (g).....   14,690,000          18,766,475
 9.25%, due 2/15/16 (g)......   12,915,000          16,821,787
                                                --------------
                                                    47,050,823
                                                --------------

UNITED STATES TREASURY NOTES (4.3%)
 5.375%, due 6/30/03 (g).....   11,795,000          11,653,106
 5.50%, due 5/15/09 (g)......   31,665,000          30,932,589
 6.25%, due 2/28/02-2/15/03
   (g).......................   31,120,000          31,593,838
                                                --------------
                                                    74,179,533
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $325,503,545).........                      318,036,989
                                                --------------

YANKEE BONDS (0.7%)
CABLE (0.0%) (b)
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12.........      240,000             257,100
                                                --------------

ELECTRIC UTILITIES (0.2%)
United Utilities, PLC
 6.45%, due 4/1/08...........    4,295,000           4,042,969
                                                --------------

INDUSTRIAL (0.1%)
Stena Line AB
 10.50%, due 12/15/05........      700,000             698,250
                                                --------------

MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.........    1,060,000           1,065,300
                                                --------------

MINING (0.0%) (b)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14..........      340,000             292,400
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount             Value
                             ---------------------------------
YANKEE BONDS (CONTINUED)

MULTI-INDUSTRIAL (0.3%)
Tyco International Group S.A.
 7.00%, due 6/15/28..........  $ 5,295,000      $    4,936,529
                                                --------------
OIL SERVICES (0.0%) (b)
Husky Oil, Ltd.
 8.90%, due 8/15/28..........       85,000              82,291
                                                --------------

TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 9.375%, due 5/15/09.........      285,000             271,463
 (zero coupon), due 5/15/09
   10.80%, beginning
   5/15/04...................      730,000             403,325
                                                --------------
                                                       674,788
                                                --------------

TRANSPORTATION (0.0%) (b)
Cenargo International PLC
 9.75%, due 6/15/08..........      575,000             531,875
                                                --------------
Total Yankee Bonds
 (Cost $13,547,871)..........                       12,581,502
                                                --------------
Total Long-Term Bonds
 (Cost $573,114,226).........                      560,022,994
                                                --------------
                                 Shares
                               -----------
COMMON STOCKS (65.8%)

BANKS (1.3%)
Firstar Corp. ...............      190,000           5,320,000
Wells Fargo, Co. ............      395,900          16,924,725
                                                --------------
                                                    22,244,725
                                                --------------

CABLE TELEVISION (0.4%)
Univision Communications Inc.
 Class A (a).................      100,000           6,600,000
                                                --------------

COMPUTERS & OFFICE EQUIPMENT (4.6%)
EMC Corp. (a)(g).............      635,000          34,925,000
Sun Microsystems, Inc. (a)...      653,400          45,002,925
                                                --------------
                                                    79,927,925
                                                --------------

COSMETICS (1.2%)
Colgate-Palmolive Co.........      212,700          21,004,125
                                                --------------

                                 Shares             Value
                             ---------------------------------

DRUGS (4.3%)
Elan Corp. PLC ADR
 (a)(g)(h)...................      426,000      $   11,821,500
Merck & Co., Inc. ...........      201,600          14,918,400
Pfizer, Inc..................      160,900          17,658,775
Schering-Plough Corp.........      564,600          29,923,800
                                                --------------
                                                    74,322,475
                                                --------------

FINANCIAL SERVICES (5.6%)
Associates First Capital
 Corp. Class A...............      635,100          28,142,869
Citigroup Inc................      593,096          28,172,036
Equifax Inc..................      273,000           9,742,688
Freddie Mac..................      200,300          11,617,400
Providian Financial Corp.....      217,850          20,368,975
                                                --------------
                                                    98,043,968
                                                --------------

HEALTH CARE (2.0%)
Cardinal Health, Inc. (a)....      309,000          19,814,625
IMS Health Inc. .............      513,800          16,056,250
                                                --------------
                                                    35,870,875
                                                --------------

HOTEL/MOTEL (0.7%)
Carnival Corp................      264,700          12,837,950
                                                --------------

INSURANCE (2.2%)
American International Group,
 Inc.........................      331,856          38,847,893
                                                --------------

LEISURE TIME (1.4%)
Harley-Davidson, Inc.........      455,600          24,773,250
                                                --------------

MEDIA (1.9%)
Chancellor Media Corp.
 (a)(g)......................      252,000          13,891,500
Clear Channel Communications,
 Inc. (a)....................      271,500          18,716,531
                                                --------------
                                                    32,608,031
                                                --------------

MEDICAL EQUIPMENT (4.9%)
Guidant Corp.................      536,000          27,570,500
Johnson & Johnson............      276,688          27,115,424
Medtronic, Inc...............      400,000          31,150,000
                                                --------------
                                                    85,835,924
                                                --------------
MULTI-INDUSTRIAL (3.0%)
Tyco International Ltd.......      559,874          53,048,113
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 Shares             Value
                               -------------------------------
COMMON STOCKS (CONTINUED)

RECREATION & ENTERTAINMENT (1.1%)
Fox Entertainment Group, Inc.
 (a).........................      130,700      $    3,520,731
Time Warner Inc..............      219,900          15,832,800
                                                --------------
                                                    19,353,531
                                                --------------
RETAIL (13.1%)
Bed Bath & Beyond, Inc.
 (a).........................      396,000          15,246,000
Circuit-City Stores..........      269,600          25,072,800
CVS Corp.....................      468,700          23,962,288
Dollar General Corp..........      512,183          14,853,293
Home Depot, Inc. (The).......      458,900          29,570,368
Kohl's Corp. (a).............      442,100          34,124,593
Kroger Co. (The) (a).........      893,600          24,964,950
Nordstrom Inc. ..............      309,500          10,368,250
Safeway, Inc. (a)............      427,200          21,146,400
Staples, Inc. (a)............      939,000          29,050,313
                                                --------------
                                                   228,359,255
                                                --------------
SOFTWARE (5.3%)
America Online Inc. (a)......       60,000           6,630,000
Compuware Corp. (a)..........      785,200          24,979,175
Microsoft Corp. (a)..........      450,000          40,584,375
Oracle Corp. (a).............      533,525          19,807,116
                                                --------------
                                                    92,000,666
                                                --------------

SPECIALIZED SERVICES (1.9%)
Cendant Corp. (a)............      794,786          16,293,113
Omnicom Group, Inc...........      216,400          17,312,000
                                                --------------
                                                    33,605,113
                                                --------------
TECHNOLOGY (4.8%)
Cisco Systems, Inc. (a)......      751,650          48,340,491
Intel Corp. .................      335,000          19,932,500
Motorola Inc.................      160,900          15,245,275
                                                --------------
                                                    83,518,266
                                                --------------
TELECOMMUNICATION EQUIPMENT (2.7%)
Lucent Technologies Inc......      690,200          46,545,363
                                                --------------

TELECOMMUNICATION SERVICES (3.4%)
ALLTEL Corp..................      295,600          21,135,400
MCI WorldCom, Inc. (a).......      444,728          38,357,790
                                                --------------
                                                    59,493,190
                                                --------------
Total Common Stocks
 (Cost $544,760,775).........                    1,148,840,638
                                                --------------

                                Principal
                                 Amount             Value
                               -------------------------------
PREFERRED STOCK (0.0%) (b)
PAPER & FOREST PRODUCTS (0.0%) (b)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(i)(j)....       40,000      $      618,201
                                                --------------
Total Preferred Stock
 (Cost $665,691).............                          618,201
                                                --------------

SHORT-TERM INVESTMENTS (4.0%)

COMMERCIAL PAPER (4.0%)
American Express Credit Corp.
 4.92%, due 7/7/99...........  $15,000,000          14,987,683
Chevron USA
 4.94%, due 7/8/99...........   10,000,000           9,990,381
Ford Motor Credit Corp.
 5.08%, due 7/15/99..........   15,810,000          15,778,740
General Electric Capital
 Corp.
 5.60%, due 7/9/99...........    8,635,000           8,625,413
KFW International Finance
 Inc.
 5.70%, due 7/1/99...........   12,660,000          12,660,000
Salomon Smith Barney, Inc.
 5.14%, due 7/21/99..........    7,955,000           7,932,860
                                                --------------
Total Short-Term Investments
 (Cost $69,975,077)..........                       69,975,077
                                                --------------
Total Investments
 (Cost $1,188,515,769)(k)....        101.9%      1,779,456,910(l)
Liabilities in Excess of
 Cash and Other Assets.......         (1.9)        (33,690,136)
                                 ---------         -----------
Net Assets...................        100.0%     $1,745,766,774
                                 =========         ===========

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) May be sold to institutional investors only.
 (d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
 (e) Segregated as collateral for TBA.
 (f) Floating rate. Rate shown is the rate in effect at June 30, 1999.
 (g) Represent securities out on loan or a portion which is out on loan.
 (h) ADR--American Depository Receipt.
 (i) Restricted Security
 (j) Canadian Security
 (k) The cost for Federal income tax purposes is $1,189,603,012.
 (l) At June 30, 1999 net unrealized appreciation was $589,853,898, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $612,191,354 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,337,456.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,188,515,769)...........................................       $1,779,456,910
Collateral held for securities loaned, at value (Note 2)....          193,713,498
Receivables:
  Investment securities sold................................           31,712,133
  Dividends and interest....................................            6,461,215
  Fund shares sold..........................................            2,592,010
                                                                   --------------
      Total assets..........................................        2,013,935,766
                                                                   --------------
LIABILITIES:
Securities lending collateral, at value (Note 2)............          193,713,498
Payables:
  Investment securities purchased...........................           65,127,663
  Fund shares redeemed......................................            3,550,987
  NYLIFE Distributors.......................................            1,278,940
  MainStay Management.......................................              861,676
  Transfer agent............................................              322,837
  Custodian.................................................              128,154
  Trustees..................................................               12,864
Accrued expenses............................................              219,418
Dividends payable...........................................            2,952,955
                                                                   --------------
      Total liabilities.....................................          268,168,992
                                                                   --------------
Net assets..................................................       $1,745,766,774
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       67,471
  Class B...................................................              603,043
  Class C...................................................                1,034
Additional paid-in capital..................................        1,099,836,294
Accumulated undistributed net investment income.............              101,785
Accumulated undistributed net realized gain on
  investments...............................................           54,216,006
Net unrealized appreciation on investments..................          590,941,141
                                                                   --------------
Net assets..................................................       $1,745,766,774
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  175,424,131
                                                                   ==============
Shares of beneficial interest outstanding...................            6,747,088
                                                                   ==============
Net asset value per share outstanding.......................       $        26.00
Maximum sales charge (5.50% of offering price)..............                 1.51
                                                                   --------------
Maximum offering price per share outstanding................       $        27.51
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,567,654,510
                                                                   ==============
Shares of beneficial interest outstanding...................           60,304,277
                                                                   ==============
Net asset value and offering price per share outstanding....       $        26.00
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    2,688,133
                                                                   ==============
Shares of beneficial interest outstanding...................              103,431
                                                                   ==============
Net asset value and offering price per share outstanding....       $        26.00
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 2,457,542
  Interest..................................................   18,494,989
                                                              -----------
    Total income............................................   20,952,531
                                                              -----------
Expenses:
  Distribution--Class B.....................................    5,671,867
  Distribution--Class C.....................................        5,228
  Management................................................    5,385,866
  Service--Class A..........................................      211,607
  Service--Class B..........................................    1,890,482
  Service--Class C..........................................        1,765
  Transfer agent............................................    1,814,683
  Shareholder communication.................................      135,973
  Recordkeeping.............................................       97,378
  Custodian.................................................       93,125
  Professional..............................................       55,243
  Registration..............................................       51,695
  Trustees..................................................       25,575
  Miscellaneous.............................................       27,354
                                                              -----------
    Total expenses before waiver............................   15,467,841
Fees waived by Manager......................................     (237,438)
                                                              -----------
    Net expenses............................................   15,230,403
                                                              -----------
Net investment income.......................................    5,722,128
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   44,920,762
Net change in unrealized appreciation on investments........   23,654,105
                                                              -----------
Net realized and unrealized gain on investments.............   68,574,867
                                                              -----------
Net increase in net assets resulting from operations........  $74,296,995
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  1999*             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    5,722,128   $   13,883,951
  Net realized gain on investments..........................      44,920,762      105,931,200
  Net change in unrealized appreciation on investments......      23,654,105      218,222,952
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      74,296,995      338,038,103
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (1,147,857)      (2,124,948)
    Class B.................................................      (4,499,616)     (11,787,858)
    Class C.................................................          (6,060)            (451)
  From net realized gain on investments:
    Class A.................................................              --      (10,013,091)
    Class B.................................................              --      (98,019,575)
    Class C.................................................              --          (22,717)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....      (5,653,533)    (121,968,640)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      51,272,781       47,181,125
    Class B.................................................     140,001,785      192,230,492
    Class C.................................................       2,462,945          333,029
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         526,625       11,361,962
    Class B.................................................       2,082,685      107,387,116
    Class C.................................................           1,945           23,067
                                                              --------------   --------------
                                                                 196,348,766      358,516,791
  Cost of shares redeemed:
    Class A.................................................     (35,846,253)     (33,765,899)
    Class B.................................................    (118,540,338)    (211,986,554)
    Class C.................................................        (207,352)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      41,754,823      112,764,338
                                                              --------------   --------------
      Net increase in net assets............................     110,398,285      328,833,801
NET ASSETS:
Beginning of period.........................................   1,635,368,489    1,306,534,688
                                                              --------------   --------------
End of period...............................................  $1,745,766,774   $1,635,368,489
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $      101,785   $       33,190
                                                              ==============   ==============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                                ----------------------------------------------------------------
                                                                Six months
                                                                  ended                     Year ended December 31,
                                                                 June 30,       ------------------------------------------------
                                                                  1999+           1998          1997         1996         1995
                                                                ----------      --------      --------      -------      -------
Net asset value at beginning of period....................       $  24.96       $  21.44      $  20.09      $ 18.53      $ 14.76
                                                                 --------       --------      --------      -------      -------
Net investment income.....................................           0.17           0.39          0.40         0.37         0.42
Net realized and unrealized gain (loss) on investments....           1.04           5.29          3.19         2.07         3.77
                                                                 --------       --------      --------      -------      -------
Total from investment operations..........................           1.21           5.68          3.59         2.44         4.19
                                                                 --------       --------      --------      -------      -------
Less dividends and distributions:
  From net investment income..............................          (0.17)         (0.39)        (0.40)       (0.37)       (0.42)
  From net realized gain on investments...................             --          (1.77)        (1.84)       (0.51)          --
                                                                 --------       --------      --------      -------      -------
Total dividends and distributions.........................          (0.17)         (2.16)        (2.24)       (0.88)       (0.42)
                                                                 --------       --------      --------      -------      -------
Net asset value at end of period..........................       $  26.00       $  24.96      $  21.44      $ 20.09      $ 18.53
                                                                 ========       ========      ========      =======      =======
Total investment return (a)...............................           4.85%         26.93%        18.24%       13.22%       28.66%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................           1.35%++        1.66%         1.86%         1.9%         2.5%
    Net expenses..........................................           1.13%++        1.16%         1.15%         1.1%         1.1%
    Expenses (before waiver)..............................           1.16%++        1.18%         1.15%         1.1%         1.1%
Portfolio turnover rate...................................             62%           169%          182%         173%         228%
Net assets at end of period (in 000's)....................       $175,424       $152,598      $108,329      $68,975      $19,206

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        Class B                                                      Class C
----------------------------------------------------------------------------------------   ---------------------------
Six months                                                     September 1                 Six months   September 1**
  ended                  Year ended December 31,                 through      Year ended     ended         through
 June 30,    -----------------------------------------------   December 31    August 31,    June 30,     December 31,
  1999+         1998         1997         1996        1995        1994*          1994        1999+           1998
----------   ----------   ----------   ----------   --------   ------------   ----------   ----------   --------------
$    24.96   $    21.45   $    20.10   $    18.53   $  14.76     $  15.28      $  15.42      $24.96         $21.70
----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
      0.07         0.21         0.29         0.27       0.33         0.11          0.38        0.07           0.11
      1.04         5.28         3.19         2.08       3.77        (0.52)        (0.02)       1.04           5.03
----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
      1.11         5.49         3.48         2.35       4.10        (0.41)         0.36        1.11           5.14
----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
     (0.07)       (0.21)       (0.29)       (0.27)     (0.33)       (0.11)        (0.37)      (0.07)         (0.11)
        --        (1.77)       (1.84)       (0.51)        --           --         (0.13)         --          (1.77)
----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
     (0.07)       (1.98)       (2.13)       (0.78)     (0.33)       (0.11)        (0.50)      (0.07)         (1.88)
----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
$    26.00   $    24.96   $    21.45   $    20.10   $  18.53     $  14.76      $  15.28      $26.00         $24.96
==========   ==========   ==========   ==========   ========     ========      ========      ======         ======
      4.47%       25.96%       17.65%       12.73%     27.96%       (2.65%)        2.41%       4.47%         23.94%
      0.60%++       0.91%       1.36%         1.4%       2.0%         2.5%++        2.5%       0.60%++        0.91%++
      1.88%++       1.91%       1.65%         1.6%       1.7%         1.7%++        1.7%       1.88%++        1.91%++
      1.91%++       1.93%       1.65%         1.6%       1.7%         1.7%++        1.7%       1.91%++        1.93%++
        62%         169%         182%         173%       228%          74%          273%         62%           169%
$1,567,655   $1,482,411   $1,198,206   $1,029,878   $860,881     $648,725      $639,619      $2,688         $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities

Notes to Financial Statements unaudited


not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at June 30, 1999:

                                                                                                Percent
                                                  Acquisition                       6/30/99        of
                    Security                         Date       Shares     Cost      Value     Net Assets
                    --------                      -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc. 5.00%,
  Class A Preferred Stock.......................    5/4/98      40,000   $665,691   $618,201      0.0%(a)
                                                                         ========   ========      ====

-------

(a)  Less than one tenth of a percent.

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments

MainStay Total Return Fund


are included as payables for investments purchased. The fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 1999, the Fund had portfolio securities with a fair market value of $187,638,236 on loan to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $186,978, net of broker fees and rebates, for the six months ended June 30, 1999, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 1999:

                                                              Principal
                                                               Amount            Value
                                                             -----------      ------------
SHORT-TERM COMMERCIAL PAPER
Amsterdam Funding Corp.
  5.127%, due 8/18/99......................................  $15,000,000      $ 14,862,417
Atlantis One Funding Corp.
  5.104%, due 7/1/99.......................................   10,000,000         9,991,500
British Gas Int'l Finance BV
  4.988%, due 9/8/99.......................................   10,000,000        10,123,100
Cincinnati Bell
  5.901%, due 7/1/99.......................................   11,090,000        11,088,182
Countrywide Home
  5.307%, due 7/9/99.......................................   15,000,000        14,980,125
Liberty Lighthouse Funding
  5.16%, due 11/5/99.......................................   20,000,000        19,991,197
MBNA Master Credit Card Trust
  5.038%, due 7/15/99......................................    8,547,500         8,550,839
Park Avenue Receivables
  5.123%, due 8/13/99......................................     3,500,00         3,470,367
Park Avenue Receivables
  5.376%, due 7/7/99.......................................   25,000,000        24,973,896
Textron Financial Corp.
  5.255%, due 11/24/99.....................................   15,000,000        14,997,836
Thames Asset Global Securitization
  5.373%, due 7/15/99......................................    6,700,000         6,684,039
                                                                              ------------
                                                                               139,713,498
                                                                              ------------

REPURCHASE AGREEMENTS
Bear Stearns Securities Corp.
  6.09%, due 12/31/99
  (Collateralized by
     $38,415,000 CS First Boston
     Mortgage Securities Corp. 1997-C1 CI A1A
          6.09%, due 1/20/04, Market Value $30,636,316)....   30,000,000        30,000,000

MainStay Total Return Fund


                                                                   Principal
                                                                    Amount            Value
                                                                  -----------      ------------
REPURCHASE AGREEMENTS (Continued)
Lehman Brothers, Inc.
  6.20%, due 12/31/99
  (Collateralized by
     $8,466,461 Green Tree Financial Corp. 1994-B CI A
          7.85%, due 7/15/04, Market Value $8,509,788
     $9,090,000 WMC Mortgage Loan 1998-1 CI B
          6.32%, due 4/20/29, Market Value $8,731,854
     $3,980,000 Green Tree Financial Corp. 1995-3 CI M1
          7.95%, due 7/15/25, Market Value $3,660,565
     $3,055,000 Green Tree Financial Corp. 1993-3 CI A6
          6.10%, due 10/15/18, Market Value $2,999,155
     $141,003 Green Tree Financial Corp. 1994-A CI A
          6.90%, due 2/15/04, Market Value $140,515
     $565,000 Green Tree Financial Corp. 1996-2 CI M1
          7.60%, due 4/15/27, Market Value $566,836
     $160,000 Green Tree Financial Corp. 1995-1 CI B2
          9.20%, due 6/15/25, Market Value $161,019
     $975 Green Tree Home Improvement Loan Trust 1994-D CI B2
          9.30%, due 3/15/09, Market Value $893).............     $24,000,000      $ 24,000,000
                                                                                   ------------
                                                                                   $193,713,498
                                                                                   ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the six months ended June 30, 1999 the Manager earned $5,385,866 and waived $237,438 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of

MainStay Total Return Fund


0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $74,148 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $600,797 and $228, respectively, for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $1,814,683.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $25,290 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $97,378 for the six months ended June 30, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of U.S. Government securities, other than short-term securities, were $615,323,258 and $609,972,711, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $497,077,828 and $472,109,910, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             Six months ended                 Period ended
                                              June 30, 1999+               December 31, 1998
                                        ---------------------------   ----------------------------
                                        Class A   Class B   Class C   Class A   Class B   Class C*
                                        -------   -------   -------   -------   -------   --------
Shares sold..........................    2,020     5,503      97       2,028     8,196       13
Shares issued in reinvestment of
  dividends and distributions........       20        81      --(a)      470     4,431        1
                                        ------    ------      --      ------    ------       --
                                         2,040     5,584      97       2,498    12,627       14
Shares redeemed......................   (1,406)   (4,668)     (8)     (1,437)   (9,102)      --
                                        ------    ------      --      ------    ------       --
Net increase.........................      634       916      89       1,061     3,525       14
                                        ======    ======      ==      ======    ======       ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER
MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

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

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

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     TOTAL RETURN FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay
Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSAS15-08/99

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                          3
                                                              $10,000 Invested in the MainStay Value
                                                              Fund versus S&P 500 and Inflation--Class
                                                              A, Class B, and Class C Shares              4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year and Six-Month Performance      6
                                                              Returns and Lipper Rankings                 8
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       12
                                                              Notes to Financial Statements              18
                                                              The MainStay Funds                         23

                       This page intentionally left blank

President's Letter

This report outlines the key events that affected your MainStay Fund in the first half of 1999. Throughout this period, each MainStay Fund continued to be managed with a consistent, disciplined process, seeking competitive returns in all market environments. Our Funds invest across a wide range of issuers and most are also diversified by industry, market sector, or geographic region.

During the six-month reporting period, the U.S. stock market provided returns well above historical norms, reaching new highs in mid-May, then backing off before surging ahead again at the end of June. Coming on the heels of three consecutive years of above-average returns, recent stock market advances have been impressive, supported by an expanding economy, relatively low interest rates, and benign inflation. To maintain realistic expectations, however, MainStay recommends consulting with your investment professional to better understand longer-term market trends and volatility patterns. While the past doesn't guarantee the direction of future results, knowledge of historical return relationships can help investors prepare for the possibility of both up and down markets.

Recent performance shifts among international stocks have provided a case in point. Asian and Latin American stocks, which had experienced severe setbacks in 1998, showed strong recoveries in the first half of 1999, bringing performance trends more closely in line with historical norms.

A long-term perspective could also benefit income investors, who saw prices on most domestic bonds decline as yields rose throughout the first half of the year. After carefully signaling its intentions, the Federal Reserve Board moved to raise the targeted federal funds rate by 0.25% at the end of June. In Europe, bonds also suffered primarily due to weakness in the euro and uncertainty over Kosovo. Emerging market bonds, on the other hand, generally recovered during the first half of the year.

By offering a wide range of Funds with different investment objectives and portfolio management styles, MainStay can help you diversify your portfolio, which may help to cushion the effects of volatility in any single market. In June, we were pleased to introduce the MainStay MAP Equity Fund, to further broaden our Fund selection and give you access to an additional subadvisor, Markston International, LLC.

On the following pages, you'll review the results of your specific MainStay investment, with commentary from the portfolio managers. Your investment professional can help you assess these short-term results in light of longer-term trends and evaluate any adjustments that may be appropriate as we approach the new millennium.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 1999

$10,000 Invested in the
MainStay Value Fund versus
S&P 500 and Inflation

CLASS A SHARES SEC Returns: 1 Year -2.58%, 5 Year 14.01%, 10 Year 13.83%

PERIOD END                                         MAINSTAY VALUE FUND              S&P 500*                   INFLATION+
----------                                         -------------------              --------                   ----------
6/89                                                     9450.00                    10000.00                    10000.00
6/90                                                    10058.00                    11649.00                    10467.00
6/91                                                    11254.00                    12510.00                    10959.00
6/92                                                    14049.00                    14187.00                    10298.00
6/93                                                    16870.00                    16121.00                    11637.00
6/94                                                    17910.00                    16348.00                    11926.00
6/95                                                    20597.00                    20611.00                    12289.00
6/96                                                    24640.00                    25969.00                    12627.00
6/97                                                    31034.00                    34983.00                    12917.00
6/98                                                    35415.00                    45531.00                    13134.00
6/99                                                    36508.00                    55898.00                    13277.00

CLASS B AND CLASS C SHARES Class B SEC Returns: 1 Year -2.69%, 5 Year 14.44%, 10 Year 14.15% Class C SEC Returns: 1 Year 1.31%, 5 Year 14.67%, 10 Year 14.15%


PERIOD END                                         MAINSTAY VALUE FUND              S&P 500*                   INFLATION+
----------                                         -------------------              --------                   ----------
6/89                                                      10000                       10000                       10000
6/90                                                      10643                       11649                       10467
6/91                                                      11909                       12510                       10959
6/92                                                      14866                       14187                       11298
6/93                                                      17852                       16121                       11637
6/94                                                      18952                       16348                       11926
6/95                                                      21731                       20611                       12289
6/96                                                      25859                       25969                       12627
6/97                                                      32389                       34984                       12917
6/98                                                      36728                       45531                       13134
6/99                                                      37577                       55898                       13277

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/30/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 6/30/89 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 6/30/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/30/89 and includes the historical performance of the Class B shares for periods from 6/30/89 through 8/31/98. Performance data for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 1999, continued strength in the U.S. economy and a visible recovery in Asian markets underscored the earnings prospects for most value sectors. Volatility continued, fueled by concerns about inflation, rising interest rates, and whether large-capitalization stocks with record-high valuations could appreciate further. As a result, value stocks--with record-low valuations and improving fundamentals--outperformed the broad market during periods of increased volatility. At the end of June, the Federal Reserve Board's shift from a tightening bias to a neutral stance sent most sectors of the equity markets higher.

RESULTS AHEAD OF THE AVERAGE PEER FUND

For the first half of 1999, the MainStay Value Fund returned 15.49% for Class A shares and 15.06% for Class B and Class C shares, excluding all sales charges. All share classes strongly outperformed the 10.93% return of the average Lipper(1) growth & income fund for the six months ended June 30, 1999.

The MainStay Value Fund was able to perform strongly as a result of its overweighted positions in traditional value sectors, including basic materials, energy, and consumer cyclicals--all of which showed impressive advances as Asian markets recovered and commodity prices increased.

Leading the Fund's results were the following stocks. Adaptec is a manufacturer of computer data-flow systems whose stock price benefited as the company reduced expenses, restructured assets, and experienced strong demand for its products. The stock of Union Pacific Resources, an oil and gas company, advanced with rising oil prices, but also benefited from the company's restructuring and debt reductions. Nippon Telegraph & Telephone shares rose with the Japanese economic recovery, while management focused on increasing shareholder value.

Other strong performers for the Fund included United Healthcare, which had positive earnings momentum as it actively repurchased stock, and Georgia-Pacific, which also showed positive performance during the first half of the year, with higher volume, robust pricing, and efficient operations that helped lower costs.

Weak performers included Service Corp. International, one of the world's leading funeral services companies, which the Fund purchased after a sharp price decline. Despite cost-cutting initiatives that should enhance future earnings, the stock did not perform well during the reporting period. Shaw Industries, a floor covering manufacturer that is leaving its retail business to focus on manufacturing, suffered as the market adjusted to its new strategy. Philip Morris, which we believe continues to trade at a significant discount to asset value, suffered from continuing litigation concerns. Even so, we believe the outlook for the company is improving.

-------
(1) See page 9 for additional information about Lipper, Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

Period End                                                                   Total Return %
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
6/99                                                                             15.49

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.


CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

Period End                                                                   Total Return %
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
6/99                                                                             15.06

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

SOLID STRATEGY, SHIFTING HOLDINGS

The Mainstay Value Fund remains overweighted in traditional value sectors, with a commitment to securities that appear to be priced well below their asset value or earnings potential and exhibit a catalyst or stimulus for positive change.

In keeping with this core strategy, during the first half of 1999, the Fund purchased shares of Seagate Technology, a data communications and management company. Seagate has a clean balance sheet and strong earnings momentum and is using excess cash to aggressively repurchase shares. Another stock the Fund purchased was Smurfit-Stone Container, a paper and packaging company that may benefit from the turnaround in Asian markets. The company is reducing costs and selling noncore assets and the stock has rebounded from its depressed valuations, which had a positive impact on the Fund's performance.

The Fund also had some significant sales during the first half of 1999. When telephone service provider US West faced disappointing earnings, we sold the Fund's position in the stock at a profit. When Bank One's stock reached the Fund's target valuation, we sold the Fund's position in a profitable transaction for the Fund. The Fund also benefited when LucasVarity PLC was taken over by TRW, and we used the proceeds of the sale of LucasVarity shares to purchase additional securities for the Fund.

LOOKING AHEAD

The Federal Reserve Board's decision to remain neutral bodes well for a summer stock market rally, but the pace of corporate earnings will remain the key to assessing value. We believe the recent price corrections in selective technology and financial stocks have opened some new research opportunities and may lead to new investments in these sectors. If the Asian recovery continues, we may consider seeking more opportunities in the commodity-driven areas of traditional value sectors. The Fund remains committed to realizing maximum long-term total return from a combination of capital growth and income.

Denis Laplaige
Richard A. Rosen
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                              LIFE OF FUND
                          1 YEAR     5 YEARS     10 YEARS    THROUGH 6/30/99
    Class A                3.09%      15.31%      14.47%        12.22%
    Class B                2.31%      14.67%      14.15%        11.98%
    Class C                2.31%      14.67%      14.15%        11.98%

   FUND SEC RETURNS*

                                                              LIFE OF FUND
                          1 YEAR     5 YEARS     10 YEARS    THROUGH 6/30/99
    Class A               -2.58%      14.01%      13.83%        11.73%
    Class B               -2.69%      14.44%      14.15%        11.98%
    Class C                1.31%      14.67%      14.15%        11.98%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/99

                                                                    LIFE OF FUND
                            1 YEAR       5 YEARS       10 YEARS    THROUGH 6/30/99
    Class A              779 out of        n/a           n/a          355 out of
                         842 funds                                    379 funds
    Class B              784 out of    313 out of    107 out of        94 out of
                         842 funds     323 funds     149 funds        112 funds
    Class C                  n/a           n/a           n/a             n/a
    Average Lipper
    growth &
    income fund             14.49%        21.72%        15.13%         13.77%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/99

             NAV 6/30/99    INCOME    CAPITAL GAINS
    Class A     $19.74      $0.0723      $0.0000
    Class B     $19.72      $0.0109      $0.0000
    Class C     $19.72      $0.0109      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

+ Lipper, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 6/30/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of fund return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/99.

MainStay Value Fund

                                  Shares            Value
                              --------------------------------
COMMON STOCKS (98.5%)+
AEROSPACE/DEFENSE (1.6%)
Raytheon Co. Class A..........    300,000       $   20,662,500
                                                --------------
AIRLINES (1.4%)
Northwest Airlines Corp. Class
 A (a)........................    566,000           18,395,000
                                                --------------

ALUMINUM (1.7%)
Reynolds Metals Co. ..........    374,400           22,089,600
                                                --------------

BANKS (4.1%)
Bank of America Corp. ........    392,986           28,810,786
Washington Mutual, Inc. ......    722,800           25,569,050
                                                --------------
                                                    54,379,836
                                                --------------
BUILDING MATERIALS (1.1%)
Sherwin-Williams Co. (The)....    512,800           14,230,200
                                                --------------
CHEMICALS (1.3%)
IMC Global Inc. ..............    959,020           16,902,727
                                                --------------
COMPUTER SYSTEMS (1.3%)
Seagate Technology, Inc.
 (a)..........................    686,300           17,586,437
                                                --------------

COMPUTERS--NETWORKING (2.2%)
Adaptec Inc. (a)..............    806,000           28,461,875
                                                --------------
CONTAINERS--METAL & GLASS (1.8%)
Owens-Illinois Inc. (a).......    717,310           23,447,071
                                                --------------
CONTAINERS--PAPER (2.8%)
Smurfit-Stone Container Corp.
 (a)..........................  1,154,500           23,739,406
Temple-Inland Inc. ...........    189,100           12,906,075
                                                --------------
                                                    36,645,481
                                                --------------
ELECTRIC POWER COMPANIES (7.8%)
DTE Energy Co. ...............    432,700           17,308,000
Energy East Corp. ............    566,200           14,721,200
Illinova Corp. ...............    723,700           19,720,825
Niagara Mohawk Holdings, Inc.
 (a)..........................  1,247,400           20,036,363
Texas Utilities Co. ..........    750,000           30,937,500
                                                --------------
                                                   102,723,888
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.


                                  Shares            Value
                              --------------------------------
ELECTRICAL EQUIPMENT (1.4%)
Honeywell Inc. ...............    164,000       $   19,003,500
                                                --------------

ENGINEERING & CONSTRUCTION (1.6%)
Fluor Corp. ..................    521,600           21,124,800
                                                --------------

FINANCIAL--MISCELLANEOUS (4.7%)
Citigroup Inc. ...............    564,750           26,825,625
Equitable Cos., Inc. (The)....    332,050           22,247,350
SLM Holding Corp. ............    277,800           12,726,713
                                                --------------
                                                    61,799,688
                                                --------------
FOOD (1.0%)
ConAgra, Inc. ................    494,700           13,171,387
                                                --------------

HEALTH CARE (3.0%)
United Healthcare Corp. ......    631,200           39,528,900
                                                --------------

HEAVY DUTY TRUCKS & PARTS (0.9%)
Dana Corp. ...................    266,510           12,276,117
                                                --------------

HOTEL/MOTEL (2.0%)
Harrah's Entertainment, Inc.
 (a)..........................  1,198,100           26,358,200
                                                --------------

INSURANCE (9.0%)
Allstate Corp. (The)..........    831,580           29,832,933
Chubb Corp. ..................    328,945           22,861,677
CIGNA Corp. ..................    281,500           25,053,500
Conseco, Inc. ................    577,100           17,565,481
MGIC Investment Corp. ........    499,900           23,432,813
                                                --------------
                                                   118,746,404
                                                --------------
MACHINERY--DIVERSIFIED (2.6%)
American Standard Cos. Inc.
 (a)..........................    721,200           34,166,850
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (5.5%)
Coastal Corp. (The)...........    714,900           28,596,000
Consolidated Natural Gas
 Co. .........................    246,700           14,987,025
El Paso Energy Corp. .........    459,200           16,158,100
KeySpan Corp. ................    453,728           11,967,076
                                                --------------
                                                    71,708,201
                                                --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1999 unaudited

                                  Shares            Value
                              --------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS SERVICES (16.0%)
Kerr-McGee Corp. .............    518,360       $   26,015,193
Noble Affiliates, Inc. .......    772,900           21,786,119
Ocean Energy, Inc. (a)........  1,950,000           18,768,750
Santa Fe Synder Corp. (a).....  1,454,500           11,090,562
Texaco Inc. ..................    418,500           26,156,250
Tosco Corp. ..................  1,040,000           26,975,000
Union Pacific Resources Group
 Inc. ........................  2,106,000           34,354,125
Unocal Corp. .................    700,850           27,771,181
Valero Energy Corp. ..........    852,800           18,281,900
                                                --------------
                                                   211,199,080
                                                --------------
PAPER & FOREST PRODUCTS (2.9%)
Bowater Inc. .................    171,635            8,109,754
Georgia-Pacific Corp. ........    346,800           16,429,650
International Paper Co. ......    279,900           14,134,950
                                                --------------
                                                    38,674,354
                                                --------------
POLLUTION CONTROL (1.8%)
Browning-Ferris Industries
 Inc. ........................    556,300           23,920,900
                                                --------------

RETAIL (4.8%)
Federated Department Stores,
 Inc. (a).....................    546,870           28,949,931
Kmart Corp. (a)...............  1,063,800           17,486,213
Payless ShoeSource, Inc.
 (a)..........................    171,000            9,148,500
Saks Inc. (a).................    269,900            7,793,362
                                                --------------
                                                    63,378,006
                                                --------------
SPECIALIZED SERVICES (1.5%)
Service Corp. International...    992,400           19,103,700
                                                --------------

STEEL (2.3%)
UCAR International Inc. (a)...    465,000           11,741,250
USX Corp. ....................    669,000           18,063,000
                                                --------------
                                                    29,804,250
                                                --------------
TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
AT&T Corp. ...................    418,950           23,382,647
                                                --------------

TELEPHONE (2.0%)
Nippon Telegraph & Telephone
 Corp. ADR (b)(c).............    410,700           25,720,087
                                                --------------

TEXTILES--APPAREL MANUFACTURERS (1.5%)
Liz Claiborne, Inc. ..........    547,500           19,983,750
                                                --------------


                                  Shares            Value
                              --------------------------------

TEXTILES--HOME FURNISHINGS (0.9%)
Shaw Industries, Inc. (a).....    721,000       $   11,896,500
                                                --------------

TOBACCO (3.1%)
Philip Morris Cos. ...........    945,060           37,979,599
R.J. Reynolds Tobacco
 Holdings, Inc. (a)...........     84,260            2,654,190
                                                --------------
                                                    40,633,789
                                                --------------
TOYS (1.1%)
Mattel, Inc. .................    567,600           15,005,925
                                                --------------
Total Common Stocks
 (Cost $1,146,160,799)........                   1,296,111,650
                                                --------------

                                Principal
                                  Amount
                                ----------
SHORT-TERM INVESTMENTS (1.4%)

COMMERCIAL PAPER (1.4%)
Ford Motor Credit Co.
 5.65%, due 7/1/99............ $9,245,000            9,245,000
Merrill Lynch & Co. Inc.
 4.97%, due 7/8/99............  9,515,000            9,505,792
                                                --------------
Total Short-Term Investments
 (Cost $18,750,792)...........                      18,750,792
                                                --------------
Total Investments
 (Cost $1,164,911,591) (d)....       99.9%       1,314,862,442(e)
Cash and Other Assets,
 Less Liabilities.............        0.1            1,779,038
                                    -----          -----------
Net Assets....................      100.0%      $1,316,641,480
                                ==========      ==============

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) Segregated as collateral for foreign currency forward contract.
 (d) The cost for Federal income tax purposes is $1,167,071,279.
 (e) At June 30, 1999, net unrealized appreciation was $147,791,163, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $197,488,306 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $49,697,143.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1999 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,164,911,591)...........................................       $1,314,862,442
Cash........................................................                1,304
Receivables:
  Investment securities sold................................           10,805,286
  Fund shares sold..........................................            4,107,773
  Dividends.................................................            2,752,315
Unrealized appreciation on foreign currency forward
  contract..................................................              104,409
                                                                   --------------
        Total assets........................................        1,332,633,529
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           12,003,027
  Fund shares redeemed......................................            1,675,466
  NYLIFE Distributors.......................................            1,010,830
  MainStay Management.......................................              629,314
  Transfer agent............................................              257,904
  Custodian.................................................               14,373
  Trustees..................................................               10,692
Accrued expenses............................................              212,556
Dividends payable...........................................              177,887
                                                                   --------------
        Total liabilities...................................           15,992,049
                                                                   --------------
Net assets..................................................       $1,316,641,480
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       62,636
  Class B...................................................              604,778
  Class C...................................................                  228
Additional paid-in capital..................................        1,157,169,635
Accumulated distribution in excess of net investment
  income....................................................             (474,858)
Accumulated undistributed net realized gain on
  investments...............................................            8,262,983
Accumulated undistributed net realized gain on foreign
  currency forward contract.................................              960,818
Net unrealized appreciation on investments..................          149,950,851
Net unrealized appreciation on foreign currency forward
  contract..................................................              104,409
                                                                   --------------
Net assets..................................................       $1,316,641,480
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  123,627,302
                                                                   ==============
Shares of beneficial interest outstanding...................            6,263,626
                                                                   ==============
Net asset value per share outstanding.......................       $        19.74
Maximum sales charge (5.50% of offering price)..............                 1.15
                                                                   --------------
Maximum offering price per share outstanding................       $        20.89
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,192,565,044
                                                                   ==============
Shares of beneficial interest outstanding...................           60,477,830
                                                                   ==============
Net asset value and offering price per share outstanding....       $        19.72
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $      449,134
                                                                   ==============
Shares of beneficial interest outstanding...................               22,777
                                                                   ==============
Net asset value and offering price per share outstanding....       $        19.72
                                                                   ==============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1999 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 11,609,878
  Interest..................................................       335,902
                                                              ------------
    Total income............................................    11,945,780
                                                              ------------
Expenses:
  Distribution--Class B.....................................     4,261,272
  Distribution--Class C.....................................           661
  Management................................................     3,569,188
  Transfer agent............................................     1,566,615
  Service--Class A..........................................       143,279
  Service--Class B..........................................     1,420,424
  Service--Class C..........................................           220
  Shareholder communication.................................       119,021
  Recordkeeping.............................................        75,781
  Custodian.................................................        61,643
  Professional..............................................        44,338
  Registration..............................................        33,031
  Trustees..................................................        18,490
  Miscellaneous.............................................        22,838
                                                              ------------
    Total expenses..........................................    11,336,801
                                                              ------------
Net investment income.......................................       608,979
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY FORWARD CONTRACT TRANSACTION:
Net realized gain from:
  Security transactions.....................................     2,241,540
  Foreign currency forward contract transaction.............       960,818
                                                              ------------
Net realized gain on investments and foreign currency
  forward contract transaction..............................     3,202,358
                                                              ------------
Net change in unrealized depreciation on investments:
  Security transactions.....................................   169,602,555
  Foreign currency forward contract.........................       426,879
                                                              ------------
Net unrealized gain on investments and foreign currency
  forward contract..........................................   170,029,434
                                                              ------------
Net realized and unrealized gain on investments.............   173,231,792
                                                              ------------
Net increase in net assets resulting from operations........  $173,840,771
                                                              ============

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  1999*             1998
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $      608,979   $    5,231,671
  Net realized gain on investments..........................       2,241,540      145,578,486
  Net realized gain on foreign currency forward contract
    transaction.............................................         960,818               --
  Net change in unrealized depreciation on investments......     169,602,555     (275,500,485)
  Net change in unrealized depreciation on foreign currency
    forward contract........................................         426,879         (322,470)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     173,840,771     (125,012,798)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (444,336)      (1,398,114)
    Class B.................................................        (675,123)      (4,044,247)
    Class C.................................................             (64)             (99)
  From net realized gain on investments:
    Class A.................................................              --      (15,558,746)
    Class B.................................................              --     (159,288,098)
    Class C.................................................              --          (10,773)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....      (1,119,523)    (180,300,077)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      75,104,856       53,394,132
    Class B.................................................      75,530,043      224,286,153
    Class C.................................................         380,200           78,500
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         275,640       16,141,993
    Class B.................................................         657,770      159,214,986
    Class C.................................................              42           10,864
                                                              --------------   --------------
                                                                 151,948,551      453,126,628
  Cost of shares redeemed:
    Class A.................................................     (82,762,663)     (51,885,082)
    Class B.................................................    (214,797,592)    (329,969,309)
    Class C.................................................         (27,231)              (2)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (145,638,935)      71,272,235
                                                              --------------   --------------
      Net increase (decrease) in net assets.................      27,082,313     (234,040,640)
NET ASSETS:
Beginning of period.........................................   1,289,559,167    1,523,599,807
                                                              --------------   --------------
End of period...............................................  $1,316,641,480   $1,289,559,167
                                                              ==============   ==============
Accumulated undistributed net investment income (excess
  distribution) at end of period............................  $     (474,858)  $       35,686
                                                              ==============   ==============

-------
* Unaudited.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                              ----------------------------------------------------------------
                                                              Six months
                                                                ended                     Year ended December 31,
                                                               June 30,       ------------------------------------------------
                                                                1999+           1998          1997         1996         1995
                                                              ----------      --------      --------      -------      -------
Net asset value at beginning of period..................       $  17.16       $  21.76      $  20.34      $ 18.25      $ 14.66
                                                               --------       --------      --------      -------      -------
Net investment income...................................           0.07           0.23          0.27         0.30         0.29
Net realized and unrealized gain (loss) on
  investments...........................................           2.58          (1.92)         4.10         3.66         3.91
                                                               --------       --------      --------      -------      -------
Total from investment operations........................           2.65          (1.69)         4.37         3.96         4.20
                                                               --------       --------      --------      -------      -------
Less dividends and distributions:
  From net investment income............................          (0.07)         (0.23)        (0.27)       (0.30)       (0.29)
  From net realized gain on investments.................             --          (2.68)        (2.68)       (1.57)       (0.32)
                                                               --------       --------      --------      -------      -------
Total dividends and distributions.......................          (0.07)         (2.91)        (2.95)       (1.87)       (0.61)
                                                               --------       --------      --------      -------      -------
Net asset value at end of period........................       $  19.74       $  17.16      $  21.76      $ 20.34      $ 18.25
                                                               ========       ========      ========      =======      =======
Total investment return (a).............................          15.49%         (7.41%)       21.88%       21.84%       28.74%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................           0.78%++        1.03%         1.22%         1.6%         1.5%
    Expenses............................................           1.13%++        1.09%         1.11%         1.1%         1.2%
Portfolio turnover rate.................................             30%            83%           61%          47%          48%
Net assets at end of period (in 000's)..................       $123,627       $114,925      $124,011      $73,259      $25,258

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Class B                                                      Class C
    ----------------------------------------------------------------------------------------   ---------------------------
    Six months                                                     September 1                 Six months   September 1,**
      ended                  Year ended December 31,                 through      Year Ended     ended         through
     June 30,    -----------------------------------------------   December 31,   August 31,    June 30,     December 31,
      1999+         1998         1997         1996        1995        1994*          1994        1999+           1998
    ----------   ----------   ----------   ----------   --------   ------------   ----------   ----------   --------------
    $    17.15   $    21.74   $    20.32   $    18.25   $  14.66     $  16.30      $  15.90      $17.15         $18.16
    ----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
          0.01         0.06         0.15         0.20       0.19         0.04          0.06        0.01           0.03
          2.57        (1.91)        4.10         3.64       3.91        (1.03)         1.04        2.57           1.67
    ----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
          2.58        (1.85)        4.25         3.84       4.10        (0.99)         1.10        2.58           1.70
    ----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
         (0.01)       (0.06)       (0.15)       (0.20)     (0.19)       (0.03)        (0.06)      (0.01)         (0.03)
            --        (2.68)       (2.68)       (1.57)     (0.32)       (0.62)        (0.64)         --          (2.68)
    ----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
         (0.01)       (2.74)       (2.83)       (1.77)     (0.51)       (0.65)        (0.70)      (0.01)         (2.71)
    ----------   ----------   ----------   ----------   --------     --------      --------      ------         ------
    $    19.72   $    17.15   $    21.74   $    20.32   $  18.25     $  14.66      $  16.30      $19.72         $17.15
    ==========   ==========   ==========   ==========   ========     ========      ========      ======         ======
         15.06%       (8.09%)      21.29%       21.11%     28.01%       (6.03%)        7.26%      15.06%          9.88%
          0.03%++      0.28%        0.70%         1.1%       0.9%         0.8%++        0.5%       0.03%++        0.28%++
          1.88%++      1.84%        1.63%         1.6%       1.8%         1.8%++        1.9%       1.88%++        1.84%++
            30%          83%          61%          47%        48%          11%           53%         30%            83%
    $1,192,565   $1,174,554   $1,399,589   $1,019,307   $708,840     $472,365      $449,789      $  449         $   80

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class. The Fund's net asset value will fluctuate and an investor could lose money by investing in the Fund.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected

Notes to Financial Statements unaudited

by the Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the foreign currency forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at June 30, 1999:

                                                             Contract       Contract
                                                              Amount         Amount       Unrealized
                                                               Sold         Purchased    Appreciation
                                                          --------------   -----------   ------------
Foreign Currency Sale Contract
------------------------------
Japanese Yen vs. U.S. Dollar, expiring 9/16/99..........  Y1,722,000,000   $14,498,611     $104,409

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay Value Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 1999 the Manager earned $3,569,188.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $36,425 for the six months ended June 30, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $936,172 for the six months ended June 30, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 1999 amounted to $1,566,615.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $18,878 for the six months ended June 30, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $75,781 for the six months ended June 30, 1999.

MainStay Value Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by the regulations, to treat $322,470 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $368,811 and $516,448, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              Six months ended                 Period ended
                                               June 30, 1999+               December 31, 1998
                                         ---------------------------   ----------------------------
                                         Class A   Class B   Class C   Class A   Class B   Class C*
                                         -------   -------   -------   -------   -------   --------
Shares sold............................   4,277      4,107       20     2,517     10,295       4
Shares issued in reinvestment of
  dividends and distributions..........      16         40       --(a)    959      9,561       1
                                         ------    -------   ------    ------    -------      --
                                          4,293      4,147       20     3,476     19,856       5
Shares redeemed........................  (4,727)   (12,146)      (2)   (2,478)   (15,747)     --
                                         ------    -------   ------    ------    -------      --
Net increase (decrease)................    (434)    (7,999)      18       998      4,109       5
                                         ======    =======   ======    ======    =======      ==

-------

 +   Unaudited.
 *   First offered on September 1, 1998.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT, INC.(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS FINANCIAL CORPORATION(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS, INC.(1)
New York, New York

MONITOR CAPITAL ADVISORS, INC.(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*                                                  [THE MAINSTAY FUNDS LOGO]

Richard M. Kernan, Jr.    Chairman and Trustee
Stephen C. Roussin        President, Chief Executive
                          Officer, and Trustee
Mark Gordon               Trustee
Edward J. Hogan           Trustee
Harry G. Hohn             Trustee
Nancy Maginnes Kissinger  Trustee
Terry L. Lierman          Trustee
John B. McGuckian         Trustee
Donald E. Nickelson       Trustee
Donald K. Ross            Trustee                                     MAINSTAY
Richard S. Trutanic       Trustee                                     VALUE FUND
Anthony W. Polis          Chief Financial Officer
Richard W. Zuccaro        Tax Vice President
Sara L. Badler            Secretary

Dechert Price & Rhoads
Legal Counsel

* As of June 30, 1999.




                                                                      SEMIANNUAL REPORT
[MAINSTAY INVESTMENTS LOGO]                                           UNAUDITED
                                                                      JUNE 30, 1999


NYLIFE DISTRIBUTORS INC.                                              [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Value. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


(c)1999. All rights reserved.                MSSA16-08/99

[RECYCLED PAPER LOGO]